UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2009

Item 1.  Reports to Stockholders.

UBS PACE Select Advisors Trust

Semiannual Report

January 31, 2009

Table of contents

Portfolio Advisors' commentaries and schedules of investments

UBS PACE Money Market Investments	5

UBS PACE Government Securities Fixed Income Investments	14

UBS PACE Intermediate Fixed Income Investments	26

UBS PACE Strategic Fixed Income Investments	39

UBS PACE Municipal Fixed Income Investments	56

UBS PACE Global Fixed Income Investments	68

UBS PACE High Yield Investments	80

UBS PACE Large Co Value Equity Investments	91

UBS PACE Large Co Growth Equity Investments	99

UBS PACE Small/Medium Co Value Equity Investments	109

UBS PACE Small/Medium Co Growth Equity Investments	118

UBS PACE International Equity Investments	127

UBS PACE International Emerging Markets Equity Investments	139

UBS PACE Global Real Estate Securities Investments	149

UBS PACE Alternative Strategies Investments	156

Understanding your Portfolio's expenses	186

Statement of assets and liabilities	194

Statement of operations	202

Statement of changes in net assets	206

Financial highlights	213

Notes to financial statements	288

General information	338

Board approval of sub-advisory agreements	339

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a Portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a Portfolio or class of shares, which includes a discussion of investment risks, sales charges, expenses and other matters of interest. Before you invest, please carefully read the prospectus related to the Portfolio or class of shares in which you are interested.

UBS PACE Select Advisors Trust

Introduction

March 16, 2009

Dear UBS PACESM Shareholder,

We present you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2009. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Market review

When the six-month reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end of the period, the question was no longer if a recession would occur; it was how long and how deep the recession was going to be, as the bursting of the housing bubble, a severe credit crunch, falling consumer consumption and surging unemployment caused the US economy to weaken. When all was said and done, third quarter gross domestic product (GDP) posted a decline of 0.5%, and current preliminary estimates for fourth quarter GDP show a larger-than-expected contraction of 6.3%.

Economic growth outside of the US also faltered over the course of the reporting period. Many of the same issues impacting the US were evident overseas, ultimately sending the Eurozone, the UK and Japan into a recession by the end of 2008. Even developing countries, such as China and India, saw their growth rates weaken during 2008.

Global equity markets fall sharply

The overall US stock market moved sharply lower during the six months ended January 31, 2009. There was no shortage of factors behind this plunge: escalating economic concerns, falling corporate profits, turmoil in the financial markets and a lack of liquidity all contributed to the downturn. For much of the period, investor risk aversion was elevated, leading them to flock to the safety of US Treasury securities. During these times, investors seemingly indiscriminately sold riskier (that is, non-Treasury) assets, regardless of their underlying fundamentals. All told, the S&P 500 Index1 fell 33.95% during the reporting period.

As poorly as US stocks performed, international equities fared even worse. While it was once thought that the US economy and stock market would decouple from the rest of the world, this did not prove to be the case. With global growth contracting rapidly, exporting nations were adversely affected. In addition, many developing countries with rich oil and commodity reserves were negatively affected when the prices of commodities declined during the period. During the six months ended January 31, 2009, international developed equity markets, as measured by the MSCI EAFE Index (net),2 fell 40.75%, while emerging markets equities, as measured by the MSCI Emerging Markets Free Index,3 declined 48.51%.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. The dividend is reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI Emerging Markets Free (EMF) Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS PACE Select Advisors Trust

Quality is king in the bond markets

Overall, during the six months ended January 31, 2009, the US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 3.23%. Treasury yields during the period fluctuated in response to mixed signals relating to the economy, inflation and expectations over future Federal Reserve Board (the "Fed") monetary policy. Ultimately, the Fed implemented three interest rate cuts during the period and this, combined with increased investor risk aversion, sent Treasury bond yields sharply lower.

However, Treasuries outperformed other fixed income sectors by a wide margin during the period as investors sought refuge from financial market turmoil. For example, mortgage-backed securities (MBS) underperformed Treasuries of the same duration. In the latter part of the reporting period, underperformance was driven by selling that more than offset efforts by the US Treasury to support the agency mortgage-backed security market. Also, nonagency MBS and other asset-backed bonds suffered later in the reporting period as the US government decided to refocus the Troubled Assets Relief Program (TARP) away from direct investment in mortgage-backed securities.

The international bond markets also produced positive results during the reporting period, as the JPMorgan Global Government Bond Index5 gained 6.12%. In contrast, riskier fixed income asset classes performed poorly, leading the Barclays Capital High Yield Bond Index6 and the JPMorgan Emerging Markets Bond Global Index7 to post respective declines of 19.62% and 11.50%.

4  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The JPMorgan Global Government Bond Index is a total return, market-capitalization weighted index that is rebalanced monthly. It tracks the bond markets of 13 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The Barclays Capital High Yield Bond Index (formerly known as the Lehman Brothers High Yield Bond Index) covers the US dollar-denominated, non-investment grade, fixed rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7  The JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS PACE Select Advisors Trust

Continued uncertainties in the financial markets

The past six months in the financial markets have been extremely challenging and often unsettling, for both seasoned and novice investors alike. As we look ahead, the uncertainties surrounding the global economy and its impact on the financial markets are likely to trigger periods of extreme volatility. In such an environment, we feel it is extremely important to work closely with a professional financial advisor. He or she can monitor your investment portfolio and help you remain focused on your long-term financial goals. We appreciate your continued support.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head—Americas, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2009. The views expressed in the Advisor's and Sub-Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees, expenses or taxes, and are those of the investment advisor (with respect to UBS PACE Money Market Investments only) and sub-advisors. Sub-Advisors' comments on the Portfolios that have more than one sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 16, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the six months ended January 31, 2009, the Portfolio returned 0.75% (before the deduction of the maximum UBS PACE Select program fee; the Portfolio declined 0.01% after the deduction of the maximum UBS PACE Select program fee for the six-month period). Please remember that the UBS PACE Select Program fee is assessed outside the portfolio at the PACE Select program account level; the program fee does not impact the determination of the Portfolio's net asset value per share. In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 0.56%, and the median return of the Lipper Money Market Funds category was 0.69%. (Returns over various time periods are shown in the "Performance at a glance" table on page 8. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. During that time, the Portfolio remained highly diversified by both issuer and security type.

While we invested in some securities with maturities slightly greater than one year, a significant portion of the Portfolio's new investments were in money market securities maturing within one to three months. This helped to preserve stability and liquidity in the Portfolio.

At the security level, we maintained a greater than usual level of portfolio diversification over the reporting period by investing in smaller positions. While the Portfolio is able to hold up to 5.0% in any one security (subject to certain exceptions), we generally purchased no more than 1.0% to 2.0% in any one nongovernment issuer.

At the sector level, our research and selection process, which focuses on securities' underlying credit, led us to focus on high-quality securities. We significantly increased the Portfolio's exposure to asset-backed commercial paper (ABCP) during the period, lessening its exposure to repurchase agreements in the process. This move followed measures taken by the Federal Reserve Board (the "Fed") to improve the liquidity of ABCP in response to the turmoil in the credit markets.

The Portfolio also held US government and agency obligations during the period. To a lesser degree, we focused on certificates of deposit, short-term corporate obligations, bank notes and other positions in order to maintain increased liquidity and a more defensive credit posture. Our research helped us avoid having any direct exposure to collateralized debt obligations (CDOs) or the subprime mortgage market, two areas that performed poorly over the period.

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Advisor's comments – concluded

Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the "Program"). The Portfolio applied and was accepted to participate in the Program, which provides that the US Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies and is accepted into the Program. Shareholders in money market funds enrolled in the Program will be covered for the amounts they held as of the close of business on September 19, 2008 at least until April 30, 2009. Further important information about the Program appears at the end of this letter.

The Portfolio has maintained a net asset value ("NAV") of $1.00 per share1 throughout the recent unprecedented turmoil and continued to meet its stated goal of current income consistent with preservation of capital and liquidity. We are pleased to have the Portfolio participate in the Program to provide an added level of protection for covered shareholders. We want to reassure shareholders of the following:

•  The Portfolio holds very high-quality assets. While we consider rating agencies' credit ratings, we rely first and foremost on our own proprietary research, conducted by a dedicated team of credit analysts. This approach benefited the Portfolio in the volatile environment that prevailed during the reporting period.

•  UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

The Program will be in effect until April 30, 2009. Following that, the Secretary of the Treasury will review whether to extend the Program, and the costs to provide the additional coverage. While the Treasury Secretary has the option to extend the Program up to the close of business on September 18, 2009, if he chooses not to extend the Program, it will end in April 2009.

When the Program was introduced, it had an initial termination date of December 18, 2008. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended through April 30, 2009. The Portfolio paid an additional 0.015% fee, calculated on the same basis, for the period from December 18, 2008 through April 30, 2009, to continue to participate in the Program. This cost will be absorbed by the Portfolio as a portfolio expense. We do expect that the Portfolio's yields will decline as a result of the program participation fees, but believe that the extent of any yield decreases will be dependent on a number of factors outside of the Portfolio's control, including fluctuations in the asset base of the Portfolio.

Additional information regarding the Temporary Guarantee Program for money market funds

The Portfolio participates in the Temporary Guarantee Program for Money Market Funds (the "Program") created by the US Department of the Treasury (the "Treasury").

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value ("NAV") price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund's market-based NAV falls

1  An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency, except to the extent otherwise provided by the Program. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Additional information regarding the Temporary Guarantee Program for money market funds – concluded below $0.995, commonly referred to as "breaking the buck" (a "Guarantee Event") and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, the Portfolio paid fees as noted earlier in this report.

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund.

The Program is designed to address temporary dislocations in credit markets. The Program will exist up to the close of business on April 30, 2009 but the Secretary of the Treasury can determine to extend the Program until September 18, 2009. If the Program is further extended, a fund can renew its participation and, upon payment of any additional participation fee, maintain coverage during any extension of the Program. The amount of any such additional fee, if the Program is extended, would be announced by the Treasury at a later date. If the Secretary chooses not to renew the Program, the Program will terminate in April 2009. Neither this shareholder report, nor any participating fund, is in any manner approved, endorsed, sponsored or authorized by the Treasury.

A few highlights of the Program to keep in mind:

•  The US Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

•  Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

•  If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•  If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•  The Program expires on April 30, 2009, unless extended by the United States Treasury.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee[1]	0.75%	1.92%	2.98%	3.14%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee[1]	-0.01%	0.40%	1.45%	1.61%
90-Day US T-Bill Index[2]	0.56%	1.52%	3.08%	3.26%
Lipper Money Market Funds median	0.69%	1.85%	2.81%	2.98%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2008, after deduction of the maximum UBS PACE Select program fee, were as follows: 1-year period, 0.67%; 5-year period, 1.45%; 10-year period, 1.64%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2009 was 0.57% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was 0.32% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was -0.93% after fee waivers and/or expense reimbursements; the yield was -1.18% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except to the extent otherwise provided by the Temporary Guarantee Program for Money Market Funds. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$704.6
Number of holdings	114
Weighted average maturity	43 days
Portfolio composition[1]	01/31/09
Commercial paper	38.6%
US government and agency obligations	30.2
Certificates of deposit	14.2
Repurchase agreements	9.0
Short-term corporate obligations	5.5
Bank notes	2.6
Other assets less liabilities	(0.1)
Total	100.0%
Top 10 holdings[1]	01/31/09
Repurchase agreement with Deutsche Bank Securities, 0.270% due 02/02/09	6.1%
Federal Home Loan Mortgage Corp., 0.050% due 02/02/09	4.0
Repurchase agreement with Barclays Bank PLC, 0.260% due 02/02/09	2.8
Federal Home Loan Bank, 2.500% due 04/14/09	2.8
Dexia Delaware LLC, 0.340% due 02/02/09	2.1
Siemens Capital Co. LLC, 0.150% due 02/13/09	2.1
Regency Markets No. 1 LLC, 0.350% due 02/12/09	2.1
Nestle Capital Corp., 0.270% due 02/03/09	2.0
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.450% due 02/09/09	1.4
Federal Home Loan Mortgage Corp., 0.670% due 02/02/09	1.4
Total	26.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
US government and agency obligations—30.17%
Federal Home Loan Bank 0.050%, due 02/03/09[1]	$2,500,000	$2,499,993
0.546%, due 02/13/09[2]	5,000,000	5,000,000
2.560%, due 02/13/09	2,750,000	2,750,544
2.116%, due 02/18/09[2]	8,000,000	8,000,000
3.580%, due 03/30/09	5,000,000	5,011,218
2.310%, due 04/07/09	5,000,000	5,000,000
2.100%, due 04/09/09[1]	8,000,000	7,968,733
2.860%, due 04/13/09[1]	5,000,000	4,971,797
1.020%, due 04/14/09[1]	10,000,000	9,979,600
2.500%, due 04/14/09[1]	20,000,000	19,900,000
2.390%, due 04/30/09	5,000,000	5,000,000
2.400%, due 05/13/09	2,500,000	2,499,872
5.375%, due 05/15/09	1,000,000	1,013,379
2.820%, due 07/10/09	4,000,000	4,000,000
0.450%, due 07/13/09[1]	5,000,000	4,989,875
Federal Home Loan Mortgage Corp.* 0.050%, due 02/02/09[1]	28,000,000	27,999,961
0.670%, due 02/02/09[2]	10,000,000	10,000,000
2.810%, due 02/02/09[1]	5,000,000	4,999,610
2.600%, due 02/18/09[1]	7,000,000	6,991,406
0.339%, due 03/02/09[2]	10,000,000	9,997,630
2.450%, due 04/09/09	2,500,000	2,500,000
1.350%, due 04/14/09[1]	3,000,000	2,991,900
4.125%, due 11/30/09	7,000,000	7,105,700
Federal National Mortgage Association* 0.460%, due 02/02/09[2]	7,000,000	7,000,000
2.690%, due 02/11/09[1]	9,500,000	9,492,901
0.200%, due 02/18/09[1]	3,000,000	2,999,717
2.550%, due 03/16/09[1]	10,000,000	9,969,542
0.200%, due 03/31/09[1]	1,000,000	999,678
1.244%, due 04/13/09[2]	5,000,000	5,000,000
1.800%, due 06/29/09[1]	4,000,000	3,970,400
US Cash Management Bills 1.280%, due 04/29/09[1]	5,000,000	4,984,533
US Treasury Bills 1.080%, due 05/07/09[1]	7,000,000	6,980,050
Total US government and agency obligations (cost—$212,568,039)		212,568,039
Bank notes—2.62%
Banking-US—2.62%
Bank of America N.A. 2.906%, due 02/06/09[2]	5,000,000	5,000,000
HSBC Bank USA, Inc. 3.875%, due 09/15/09	2,470,000	2,478,197
Wachovia Bank N.A. 1.635%, due 04/06/09[2]	5,000,000	5,000,000
Wells Fargo Bank N.A. 0.459%, due 02/19/09[2]	4,000,000	4,000,000

Security description	Face amount	Value
Bank notes—(concluded)
Banking-US—(concluded)
Westpac Banking Corp. 1.460%, due 04/14/09[2]	$2,000,000	$2,000,000
Total bank notes (cost—$18,478,197)		18,478,197
Certificates of deposit—14.16%
Banking-non-US—12.88%
Abbey National Treasury Services PLC 0.701%, due 02/27/09[2]	5,000,000	5,000,000
Bank of Nova Scotia 2.400%, due 05/07/09	7,250,000	7,250,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.450%, due 02/09/09	10,000,000	10,000,000
Barclays Bank PLC 3.020%, due 02/23/09	1,500,000	1,500,000
BNP Paribas 0.640%, due 04/14/09	2,000,000	2,000,000
Calyon N.A., Inc./New York 3.160%, due 03/02/09	3,500,000	3,500,000
2.150%, due 03/11/09	3,000,000	3,000,000
3.170%, due 06/02/09	4,500,000	4,500,000
Credit Suisse First Boston 2.750%, due 05/18/09	7,000,000	7,000,000
Deutsche Bank AG 1.735%, due 03/23/09[2]	5,000,000	5,000,000
Lloyds TSB Bank PLC 2.100%, due 03/05/09	2,000,000	2,000,000
National Bank of Canada 1.500%, due 02/09/09	10,000,000	10,000,000
Natixis 1.100%, due 04/15/09	7,000,000	7,000,000
Norinchukin Bank Ltd. 0.950%, due 03/12/09	10,000,000	10,000,000
Rabobank Nederland 2.990%, due 02/17/09	3,000,000	3,000,000
Royal Bank of Scotland/New York 2.000%, due 02/09/09	10,000,000	10,000,000
		90,750,000
Banking-US—1.28%
Citibank N.A. 2.100%, due 03/10/09	4,000,000	4,000,000
State Street Bank & Trust Co. 2.960%, due 03/11/09	5,000,000	5,000,000
		9,000,000
Total certificates of deposit (cost—$99,750,000)		99,750,000
Commercial paper[1]—38.56%
Asset backed-miscellaneous—13.60%
Amsterdam Funding Corp. 1.580%, due 02/13/09	4,000,000	3,997,893

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Atlantic Asset Securitization LLC 0.270%, due 02/05/09	$3,000,000	$2,999,910
Barton Capital LLC 0.200%, due 02/09/09	5,000,000	4,999,778
Bryant Park Funding LLC 0.300%, due 02/04/09	5,000,000	4,999,875
Chariot Funding LLC 0.250%, due 02/11/09	5,000,000	4,999,653
0.250%, due 02/17/09	5,000,000	4,999,445
Enterprise Funding Corp. 1.500%, due 02/02/09	2,000,000	1,999,917
Kitty Hawk Funding Corp. 0.450%, due 03/02/09	7,369,000	7,366,329
Old Line Funding Corp. 2.750%, due 04/20/09	2,000,000	1,988,083
Ranger Funding Co. LLC 2.000%, due 02/05/09	3,000,000	2,999,333
1.450%, due 02/18/09	3,000,000	2,997,946
Regency Markets No. 1 LLC 0.350%, due 02/12/09	15,000,000	14,998,396
Sheffield Receivables Corp. 0.300%, due 02/17/09	5,000,000	4,999,333
0.350%, due 04/09/09	10,000,000	9,993,486
Variable Funding Capital Corp. 0.300%, due 02/06/09	5,000,000	4,999,792
0.255%, due 02/12/09	2,500,000	2,499,805
Windmill Funding Corp. 1.580%, due 02/13/09	4,000,000	3,997,893
1.650%, due 02/13/09	5,000,000	4,997,250
Yorktown Capital LLC 1.450%, due 02/05/09	5,000,000	4,999,194
		95,833,311
Banking-non-US—3.12%
Bank of Nova Scotia 0.600%, due 02/17/09	7,000,000	6,998,133
Dnb NOR ASA 2.300%, due 03/04/09	5,000,000	4,990,097
1.270%, due 04/06/09	5,000,000	4,988,711
Lloyds TSB Bank PLC 2.090%, due 03/03/09	5,000,000	4,991,292
		21,968,233
Banking-US—14.89%
ABN-AMRO N.A. Finance, Inc. 1.420%, due 03/30/09	5,000,000	4,988,758
Bank of America Corp. 0.200%, due 02/12/09	5,000,000	4,999,694
BNP Paribas Finance 0.250%, due 02/02/09	10,000,000	9,999,931
Calyon N.A., Inc. 1.000%, due 04/29/09	5,000,000	4,987,917

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Danske Corp. 0.250%, due 02/11/09	$5,000,000	$4,999,653
1.200%, due 03/24/09	5,000,000	4,991,500
1.648%, due 04/09/09[2]	5,000,000	5,000,000
Dexia Delaware LLC 0.340%, due 02/02/09	15,000,000	14,999,858
ING (US) Funding LLC 0.810%, due 03/31/09	5,000,000	4,993,475
0.990%, due 07/13/09	5,000,000	4,977,725
National Australia Funding (DE), Inc. 0.440%, due 04/06/09	7,000,000	6,994,524
0.740%, due 04/06/09	3,000,000	2,996,053
San Paolo IMI US Financial Co. 0.810%, due 02/02/09	8,000,000	7,999,820
Scotiabanc, Inc. 0.750%, due 02/10/09	7,000,000	6,998,688
Societe Generale N.A., Inc. 2.120%, due 03/03/09	5,000,000	4,991,167
0.880%, due 04/06/09	10,000,000	9,984,356
		104,903,119
Consumer products-non durables—1.42%
Procter & Gamble International Funding SCA 2.230%, due 02/25/09	5,000,000	4,992,567
0.150%, due 03/06/09	5,000,000	4,999,312
		9,991,879
Diversified manufacturing—2.13%
Siemens Capital Co. LLC 0.150%, due 02/13/09	15,000,000	14,999,250
Energy-integrated—0.14%
Chevron Funding Corp. 0.200%, due 03/02/09	1,000,000	999,839
Food/beverage—2.55%
Coca-Cola Co. 1.350%, due 03/02/09	4,000,000	3,995,650
Nestle Capital Corp. 0.270%, due 02/03/09	14,000,000	13,999,790
		17,995,440
Machinery-AG & construction—0.71%
Caterpillar Financial Services Corp. 0.300%, due 02/26/09	5,000,000	4,998,958
Total commercial paper (cost—$271,690,029)		271,690,029
Short-term corporate obligations—5.51%
Banking-non-US—2.48%
BNP Paribas 2.385%, due 02/13/09[2]	3,000,000	3,000,000
Lloyds TSB Group PLC 2.806%, due 02/09/09[2,3]	5,000,000	5,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Banking-non-US—(concluded)
National Australia Bank Ltd. 2.403%, due 03/06/09[2,3]	$3,500,000	$3,500,000
Nordea Bank AB 1.509%, due 04/24/09[2,3]	2,000,000	2,000,000
Rabobank Nederland 2.578%, due 02/09/09[2,3]	4,000,000	4,000,000
		17,500,000
Banking-US—1.28%
HSBC Bank USA, Inc. 1.560%, due 04/14/09[2]	4,000,000	4,000,000
JPMorgan Chase & Co. 2.337%, due 03/02/09[2]	5,000,000	4,997,971
		8,997,971
Finance-captive automotive — 1.17%
Toyota Motor Credit Corp. 0.520%, due 02/02/09[2]	3,250,000	3,250,000
0.720%, due 02/02/09[2]	5,000,000	5,000,000
		8,250,000
Finance-noncaptive diversified—0.58%
General Electric Capital Corp. 1.961%, due 03/16/09[2]	4,100,000	4,100,001
Total short-term corporate obligations (cost—$38,847,972)		38,847,972
Repurchase agreements—9.03%
Repurchase agreement dated 01/30/09 with Barclays Bank PLC, 0.260% due 02/02/09, collateralized by $24,573,873 US Treasury Bond Principal Strips, zero coupon due 08/15/15; (value—$20,400,001); proceeds: $20,000,433	20,000,000	20,000,000

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/30/09 with Deutsche Bank Securities, 0.270% due 02/02/09, collateralized by $41,368,900 US Treasury Notes, 2.750% due 02/28/13; (value—$43,860,009); proceeds: $43,000,968	$43,000,000	$43,000,000
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $651,206 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$650,313); proceeds: $637,001	637,000	637,000
Total repurchase agreements (cost—$63,637,000)		63,637,000
Total investments (cost—$704,971,237)— 100.05%		704,971,237
Liabilities in excess of other assets—(0.05)%		(321,949)
Net assets (applicable to 704,638,963 shares of beneficial interest outstanding equivalent to $1.00 per share)— 100.00%		$704,649,288

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2009, and reset periodically.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.06% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2009 (unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	76.3%
United Kingdom	4.0
Japan	4.0
Canada	3.4
France	3.3
Switzerland	3.0
Germany	2.8
Norway	1.4
Netherlands	1.0
Australia	0.5
Sweden	0.3
Total	100.0%

Weighted average maturity—43 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares returned 3.29% (before the deduction of the maximum UBS PACE Select program fee; and returned 2.52% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Barclays Capital US Mortgage-Backed Securities Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index, the "benchmark") returned 6.64%, and the median return of the Lipper US Mortgage Funds category was 2.53%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 16. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period, primarily due to security selection.

Throughout the period, we maintained an emphasis on high-quality securities in an effort to mitigate unprecedented market volatility that magnified the impact of even small nonagency mortgage-backed security (MBS) positions. The Portfolio's longer-than-benchmark duration positioning for most of the reporting period also helped returns as yields fell. (Duration measures a portfolio's sensitivity to interest rate changes.) Opportunistically investing in securities that benefited when Fannie Mae and Freddie Mac entered government conservatorship contributed positively to performance, as well.

Yield curve steepening strategies detracted from returns as the curve flattened amid concerns about deflation. (A yield curve is said to flatten when the difference between the yield on long-term and short-term Treasury bonds decreases.) An overweight to agency MBS also detracted from relative returns during the period.

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Exposure to senior nonagency MBS detracted from performance as the refocusing of the government's Troubled Assets Relief Program (TARP) away from purchasing troubled mortgage-related assets removed an important source of price support for the sector. Holdings of high-quality commercial mortgage-backed securities (CMBS) negatively impacted returns as their spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturities—hit their widest levels ever in response to continued selling and to the $30 billion of CMBS left on Lehman Brothers' balance sheet at the time of its collapse.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	3.24%	2.13%	3.97%	N/A	4.60%
maximum sales charge	Class B3	2.76%	1.27%	3.17%	N/A	4.27%
or UBS PACE Select	Class C4	2.90%	1.60%	3.43%	N/A	4.45%
program fee	Class Y5	3.31%	2.34%	4.28%	N/A	4.92%
	Class P6	3.29%	2.37%	4.20%	5.27%	5.82%
After deducting	Class A2	-1.43%	-2.50%	3.01%	N/A	4.00%
maximum sales charge	Class B3	-2.24%	-3.59%	2.82%	N/A	4.27%
or UBS PACE Select	Class C4	2.15%	0.87%	3.43%	N/A	4.45%
program fee	Class P6	2.52%	0.85%	2.65%	3.70%	4.24%
Barclays Capital US Mortgage-Backed Securities Index[7]		6.64%	6.58%	5.45%	5.99%	6.46%
Lipper US Mortgage Funds median		2.53%	-0.43%	3.08%	4.27%	4.85%
Lipper Intermediate US Government Funds median		4.99%	4.52%	4.05%	4.87%	5.38%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.48%; 5-year period, 2.99%; since inception, 3.93%; Class B—1-year period, -2.58%; 5-year period, 2.79%; since inception, 4.21%; Class C—1-year period, 1.93%; 5-year period, 3.39%; since inception, 4.40%; Class Y—1-year period, 3.42%; 5-year period, 4.24%; since inception, 4.86%; Class P—1-year period, 1.90%; 5-year period, 2.64%; 10-year period, 3.70%; since inception, 4.22%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.07% and 1.02%; Class B—1.84% and 1.77%; Class C—1.63% and 1.52%; Class Y—0.85% and 0.77%; and Class P—0.85% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2009 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the Portfolio's ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77% and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Mortgage-Backed Securities Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages and Graduated Equity Mortgages are excluded. The average-weighted life is approximately eight years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

8  On February 9, 2009, Lipper changed the peer group classification for UBS PACE Government Securities Fixed Income Investments from Lipper Intermediate US Government Funds category to the Lipper US Mortgage Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Weighted average duration	2.0	yrs.
Weighted average maturity	2.1	yrs.
Average coupon	4.22%
Average quality[1]	AAA
Net assets (mm)	$618.2
Number of holdings	439
Portfolio composition[2]	01/31/09
Bonds and notes	171.5%
Options, futures and swaps	(1.0)
Investments sold short	(9.4)
Cash equivalents and other assets less liabilities	(61.1)
Total	100.0%
Asset allocation[2]	01/31/09
US government agency mortgage pass-through certificates	152.1%
Collateralized mortgage obligations	12.1
Asset-backed securities	6.1
Corporate notes	1.1
Stripped mortgage-backed securities	0.1
Options, futures and swaps	(1.0)
Investments sold short	(9.4)
Cash equivalents and other assets less liabilities	(61.1)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Government national mortgage association certificates—13.22%
GNMA 5.500%, due 01/15/39	$100,000	$102,639
6.000%, due 10/15/31	8,134	8,405
6.000%, due 03/15/34	8,848	9,124
6.000%, due 08/15/34	10,794	11,131
6.000%, due 02/15/36	18,558	19,129
6.000%, due 04/15/36	18,073	18,628
6.000%, due 07/15/36	221,493	228,297
6.000%, due 10/15/36	17,388	17,922
6.000%, due 07/15/37	4,440,325	4,576,736
6.000%, due 11/15/37	1,837,759	1,894,216
6.000%, due 05/15/38	4,747,491	4,892,595
6.000%, due 07/15/38	477,665	492,115
6.000%, due 08/15/38	2,763,895	2,848,372
6.000%, due 09/15/38	1,795,164	1,850,032
6.500%, due 01/15/36	71,497	74,238
6.500%, due 09/15/36	1,686,073	1,750,703
6.500%, due 02/15/37	93,688	97,279
6.500%, due 11/15/37	259,378	269,321
6.500%, due 01/15/38	143,270	148,739
6.500%, due 04/15/38	260,441	270,383
6.500%, due 06/15/38	233,525	242,440
6.500%, due 07/15/38	2,174,307	2,262,829
6.500%, due 08/15/38	1,873,423	1,944,940
6.500%, due 09/15/38	1,098,051	1,139,970
6.500%, due 10/15/38	351,086	364,488
6.500%, due 11/15/38	944,875	980,947
7.500%, due 08/15/21	7,274	7,748
7.500%, due 09/15/23	1,049	1,118
8.000%, due 08/15/09	1,498	1,533
8.000%, due 02/15/23	1,938	2,060
8.250%, due 04/15/19	524,634	557,668
9.000%, due 08/15/09	3,048	3,064
10.500%, due 02/15/19	32,676	36,602
10.500%, due 06/15/19	39,460	44,201
10.500%, due 07/15/19	80,782	90,486
10.500%, due 07/15/20	4,013	4,387
10.500%, due 08/15/20	39,225	43,766
10.500%, due 09/15/20	3,782	4,207
11.500%, due 05/15/19	3,647	4,176
GNMA II 9.000%, due 04/20/25	29,532	31,612
9.000%, due 12/20/26	8,192	8,797
9.000%, due 01/20/27	13,394	14,487
9.000%, due 06/20/30	1,739	1,888
9.000%, due 09/20/30	3,142	3,412
9.000%, due 10/20/30	8,816	9,573
9.000%, due 11/20/30	29,994	32,571
GNMA II ARM 4.625%, due 07/20/17	14,722	14,876
4.625%, due 09/20/21	212,820	214,235
4.625%, due 08/20/25	47,382	47,589
4.625%, due 09/20/25	57,994	58,232
4.625%, due 08/20/26	61,617	61,862

Security description	Face amount	Value
Government national mortgage association certificates— (concluded)
4.625%, due 09/20/26	$9,317	$9,369
4.625%, due 07/20/27	23,361	23,440
4.625%, due 08/20/27	54,758	55,042
4.625%, due 07/20/30	326,411	328,410
4.625%, due 08/20/30	237,104	238,300
5.125%, due 11/20/21	44,311	45,294
5.125%, due 11/20/22	76,566	77,561
5.125%, due 12/20/24	1,306	1,324
5.125%, due 10/20/25	38,948	39,419
5.125%, due 12/20/25	8,490	8,589
5.125%, due 10/20/26	27,245	27,623
5.125%, due 12/20/26	35,592	36,074
5.125%, due 11/20/27	110,910	112,071
5.125%, due 12/20/27	12,150	12,316
5.125%, due 10/20/29	18,155	18,397
5.125%, due 10/20/30	41,416	42,381
5.250%, due 02/20/28	5,420	5,493
5.375%, due 04/20/18	23,956	24,651
5.375%, due 05/20/21	8,450	8,739
5.375%, due 06/20/22	194,941	198,706
5.375%, due 01/20/23	149,925	152,236
5.375%, due 03/20/23	71,735	72,912
5.375%, due 01/20/24	186,463	189,441
5.375%, due 04/20/24	214,304	218,311
5.375%, due 01/20/25	17,625	17,933
5.375%, due 02/20/25	43,713	44,405
5.375%, due 03/20/25	65,554	67,125
5.375%, due 05/20/25	147,109	152,114
5.375%, due 06/20/25	42,918	44,462
5.375%, due 03/20/26	35,440	35,973
5.375%, due 04/20/26	309,225	314,378
5.375%, due 06/20/26	150,814	153,366
5.375%, due 01/20/27	217,298	220,235
5.375%, due 02/20/27	23,266	23,655
5.375%, due 04/20/27	87,343	88,824
5.375%, due 01/20/28	25,641	26,020
5.375%, due 02/20/28	13,860	14,064
5.375%, due 04/20/30	64,760	65,867
5.375%, due 05/20/30	1,274,982	1,297,543
5.500%, due 01/20/18	219,681	224,669
5.500%, due 05/20/18	8,341	8,579
5.500%, due 06/20/19	55,421	57,437
5.500%, due 03/20/25	31,977	32,760
5.500%, due 06/20/30	25,843	26,253
GNMA TBA 4.500%, TBA	6,000,000	6,020,628
5.000%, TBA	7,000,000	7,107,184
5.500%, TBA	20,000,000	20,468,750
6.000%, TBA	15,000,000	15,431,250
Total government national mortgage association certificates (cost—$81,207,862)		81,705,341

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Federal home loan mortgage corporation certificates*—34.24%
FHLMC 5.000%, due 11/01/36	$13,494,586	$13,727,789
5.000%, due 09/01/38	5,841,780	5,937,841
5.500%, due 12/01/33	723,249	743,267
5.500%, due 10/01/34	7,289,592	7,491,347
5.500%, due 12/01/34	826,832	849,200
5.500%, due 06/01/36	8,001,818	8,208,282
5.500%, due 04/01/38	17,914,753	18,345,192
5.500%, due 08/01/38	18,632,659	19,080,347
5.500%, due 09/01/38	985,666	1,009,348
6.000%, due 01/01/37	936,004	966,883
6.000%, due 09/01/38	2,303,577	2,379,081
7.000%, due 08/01/25	1,850	1,952
7.500%, due 10/01/17	3,765	4,007
8.000%, due 03/01/13	94,722	100,463
8.500%, due 05/01/16	2,027	2,050
9.000%, due 07/01/09	436	443
9.000%, due 02/01/10	1,462	1,523
9.000%, due 04/01/25	40,228	41,123
9.750%, due 11/01/16	13,884	14,257
10.500%, due 11/01/20	4,789	4,923
11.000%, due 05/01/11	3,960	4,279
11.000%, due 03/01/13	831	888
11.000%, due 07/01/15	917	944
11.000%, due 09/01/15	2,734	3,110
11.000%, due 10/01/15	660	723
11.000%, due 12/01/15	8,913	9,468
11.000%, due 04/01/19	5,214	6,103
11.000%, due 06/01/19	464	542
11.000%, due 08/01/20	61	70
11.000%, due 09/01/20	2,668	3,075
11.500%, due 05/01/10	2,881	3,044
11.500%, due 11/01/10	5,770	6,176
11.500%, due 09/01/14	891	944
11.500%, due 01/01/16	3,123	3,629
11.500%, due 01/01/18	10,588	12,303
11.500%, due 05/01/19	5,522	6,005
11.500%, due 06/01/19	21,493	25,540
FHLMC ARM 4.345%, due 01/01/28	109,285	110,198
4.850%, due 11/01/27	220,249	221,132
4.923%, due 07/01/24	405,881	398,566
5.088%, due 10/01/29	20,949	21,542
5.169%, due 07/01/28	277,893	280,213
5.190%, due 11/01/29	771,297	768,234
5.198%, due 04/01/29	402,135	400,468
5.199%, due 06/01/28	602,449	600,084
5.232%, due 12/01/29	171,234	172,300
5.239%, due 10/01/23	214,788	213,917
5.293%, due 10/01/27	536,789	537,630
5.375%, due 01/01/30	39,703	39,054
5.384%, due 01/01/29	336,150	338,326
5.452%, due 10/01/27	466,622	470,250
5.456%, due 11/01/25	455,210	456,379

Security description	Face amount	Value
Federal home loan mortgage corporation certificates*— (concluded)
FHLMC TBA 5.000%, TBA	$26,000,000	$26,325,000
5.500%, TBA	67,400,000	68,811,224
6.000%, TBA	31,500,000	32,504,062
Total federal home loan mortgage corporation certificates (cost—$207,935,344)		211,664,740
Federal housing administration certificates—0.24%
FHA GMAC 7.400%, due 02/01/21	560,628	549,415
7.480%, due 04/01/19	15,306	15,306
FHA Reilly 6.896%, due 07/01/20	943,922	925,043
Total federal housing administration certificates (cost—$1,523,522)		1,489,764
Federal national mortgage association certificates*—104.44%
FNMA 4.500%, due 04/01/20[1]	1,310,460	1,333,676
4.500%, due 09/01/20[1]	762,273	775,777
4.500%, due 10/01/20[1]	29,573	30,060
4.500%, due 11/01/20[1]	892,397	907,091
4.500%, due 04/01/21[1]	18,768	19,055
4.500%, due 12/01/21[1]	25,151	25,536
4.500%, due 03/01/22[1]	850,313	863,336
4.500%, due 04/01/22[1]	21,886	22,221
4.500%, due 05/01/22[1]	28,575	29,013
4.500%, due 06/01/22[1]	751,602	763,113
4.500%, due 07/01/22[1]	4,118,530	4,181,607
4.500%, due 11/01/22[1]	99,999	101,646
4.500%, due 03/01/23[1]	3,423,935	3,476,373
4.500%, due 04/01/23[1]	6,697,980	6,800,563
4.500%, due 05/01/23[1]	13,756,904	13,967,600
4.500%, due 06/01/23[1]	10,838,557	11,004,556
4.500%, due 07/01/23[1]	936,681	951,027
4.500%, due 08/01/23[1]	2,656,974	2,697,667
4.500%, due 09/01/23[1]	724,234	735,326
5.000%, due 09/01/17	27,342	28,168
5.000%, due 10/01/17	1,298,277	1,337,506
5.000%, due 05/01/18	748,342	770,018
5.000%, due 06/01/18	15,329	15,835
5.000%, due 05/01/21	2,000,002	2,050,120
5.000%, due 12/01/21	284,750	291,885
5.000%, due 05/01/22	233,087	238,842
5.000%, due 07/01/22	48,702	49,905
5.000%, due 02/01/23	1,000,001	1,024,691
5.000%, due 03/01/23	482,164	494,068
5.000%, due 06/01/23	1,120,217	1,147,876

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.000%, due 09/01/23	$2,300,000	$2,356,789
5.000%, due 10/01/23	525,235	538,203
5.000%, due 12/01/23	983,729	1,008,018
5.000%, due 12/01/33[1]	7,359,386	7,516,463
5.000%, due 06/01/35[1]	88,306,011	90,025,218
5.500%, due 05/01/14	3,090	3,212
5.500%, due 06/01/17	159,933	162,929
5.500%, due 01/01/18	12,051	12,479
5.500%, due 11/01/18	413,025	427,699
5.500%, due 07/01/19	75,624	78,145
5.500%, due 06/01/20	79,651	82,257
5.500%, due 07/01/20	72,595	74,970
5.500%, due 10/01/20	70,469	72,775
5.500%, due 12/01/20	608,398	628,302
5.500%, due 01/01/21	137,905	142,321
5.500%, due 02/01/21	294,613	304,021
5.500%, due 03/01/21	1,109,047	1,144,464
5.500%, due 04/01/21	720,835	743,855
5.500%, due 05/01/21	286,820	295,979
5.500%, due 06/01/21	1,616,158	1,667,768
5.500%, due 07/01/21	863,344	890,928
5.500%, due 08/01/21	1,152,560	1,189,366
5.500%, due 03/01/22	56,546	58,349
5.500%, due 06/01/22	39,477	40,736
5.500%, due 07/01/22	1,255,307	1,295,323
5.500%, due 08/01/22	1,765,516	1,821,797
5.500%, due 10/01/22	2,746,049	2,833,588
5.500%, due 12/01/22	197,826	204,132
5.500%, due 07/01/23	1,756,803	1,812,806
5.500%, due 09/01/23	223,935	231,073
5.500%, due 10/01/23	99,276	102,440
5.500%, due 02/01/32	91,673	94,440
5.500%, due 11/01/32	1,587,746	1,632,368
5.500%, due 01/01/33	821,025	844,098
5.500%, due 02/01/33	442,628	454,791
5.500%, due 06/01/33	150,268	154,397
5.500%, due 09/01/33	496,763	510,414
5.500%, due 10/01/33	819,751	842,277
5.500%, due 11/01/33	205,673	211,325
5.500%, due 12/01/33	826,295	849,001
5.500%, due 01/01/34	290,074	298,045
5.500%, due 04/01/34	802,896	823,955
5.500%, due 07/01/34	478,182	491,322
5.500%, due 01/01/35	400,623	410,755
5.500%, due 08/01/37	7,041,203	7,225,888
5.500%, due 06/01/38	92,885	95,161
6.000%, due 01/01/23[1]	1,280,489	1,333,478
6.000%, due 03/01/23[1]	1,381,773	1,438,954
6.000%, due 04/01/23[1]	2,423,858	2,524,163
6.000%, due 07/01/23[1]	2,841,987	2,959,595
6.000%, due 08/01/23[1]	1,932,277	2,012,239
6.000%, due 09/01/23[1]	1,958,960	2,040,026
6.000%, due 10/01/23[1]	1,899,965	1,978,590
6.000%, due 11/01/26	500,000	516,422

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 01/01/32	$140,697	$145,926
6.000%, due 04/01/32	152,865	158,451
6.000%, due 09/01/32	134,279	139,186
6.000%, due 10/01/32	132,653	137,500
6.000%, due 12/01/32	212,160	219,913
6.000%, due 01/01/33	314,793	326,296
6.000%, due 02/01/33	247,571	256,463
6.000%, due 06/01/33	365,540	378,669
6.000%, due 07/01/33	192,228	199,132
6.000%, due 10/01/33	185,112	191,761
6.000%, due 11/01/33	558,369	578,424
6.000%, due 02/01/34	1,972,708	2,043,561
6.000%, due 05/01/34	134,029	138,591
6.000%, due 09/01/34	363,016	375,374
6.000%, due 01/01/35	848,707	877,291
6.000%, due 02/01/35	752,366	777,404
6.000%, due 04/01/35	9,034	9,330
6.000%, due 05/01/35	801,854	828,220
6.000%, due 06/01/35	223,092	230,409
6.000%, due 07/01/35	1,668,913	1,723,640
6.000%, due 08/01/35	520,976	538,059
6.000%, due 09/01/35	493,318	509,495
6.000%, due 01/01/36	532,801	550,272
6.000%, due 06/01/36	99,037	102,192
6.000%, due 07/01/36	1,050,161	1,083,613
6.000%, due 08/01/36	758,999	783,176
6.000%, due 09/01/36	822,357	848,553
6.000%, due 10/01/36	1,325,190	1,367,403
6.000%, due 11/01/36	965,513	996,267
6.000%, due 12/01/36	1,624,776	1,676,532
6.000%, due 01/01/37	8,219,207	8,481,023
6.000%, due 04/01/37	523,584	540,181
6.000%, due 05/01/37	986,418	1,017,685
6.000%, due 06/01/37	922,403	951,642
6.000%, due 07/01/37	314,675	324,699
6.000%, due 09/01/37	2,122,502	2,189,781
6.000%, due 10/01/37	6,579,696	6,788,259
6.000%, due 11/01/37	963,553	994,095
6.000%, due 01/01/38	853,893	880,960
6.000%, due 02/01/38	9,208,978	9,500,365
6.000%, due 03/01/38	523,275	539,832
6.000%, due 05/01/38	25,211	26,010
6.000%, due 07/01/38	1,658,232	1,710,702
6.000%, due 08/01/38	575,623	593,836
6.000%, due 09/01/38	20,370,920	21,015,817
6.000%, due 10/01/38	4,280,318	4,415,753
6.000%, due 11/01/38	48,296	49,825
6.500%, due 09/01/12	6,502	6,796
6.500%, due 12/01/12	14,562	15,220
6.500%, due 01/01/13	3,270	3,423
6.500%, due 02/01/13	18,329	19,157
6.500%, due 03/01/13	27,670	28,919
6.500%, due 04/01/13	2,307	2,411
6.500%, due 06/01/13	47,859	50,096

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.500%, due 07/01/13	$8,772	$9,181
6.500%, due 08/01/13	9,731	10,186
6.500%, due 09/01/13	47,925	50,164
6.500%, due 10/01/13	20,517	21,477
6.500%, due 11/01/13	39,993	41,862
6.500%, due 07/01/19	123,723	129,925
6.500%, due 04/01/26	7,606	7,989
6.500%, due 03/01/29	67,238	70,622
6.500%, due 05/01/29	171,292	180,019
6.500%, due 09/01/36	7,747,650	8,081,849
6.500%, due 10/01/36	2,816,536	2,938,029
6.500%, due 11/01/36	2,322,815	2,423,009
6.500%, due 12/01/36	498,111	519,597
6.500%, due 01/01/37	927,210	967,206
6.500%, due 02/01/37	966,814	1,008,367
6.500%, due 03/01/37	1,099,965	1,147,240
6.500%, due 04/01/37	263,564	274,892
6.500%, due 05/01/37	213,752	222,939
6.500%, due 08/01/37	5,275,388	5,502,119
6.500%, due 10/01/37	112,201	117,023
6.500%, due 11/01/37	5,717,091	5,962,807
6.500%, due 01/01/38	64,444	67,210
6.500%, due 10/01/38	678,386	707,504
7.500%, due 06/01/24	2,226	2,371
7.500%, due 07/01/24	2,567	2,735
7.500%, due 08/01/24	31,898	33,982
7.500%, due 06/01/25	11,782	12,549
7.500%, due 07/01/25	5,600	5,965
7.500%, due 10/01/26	8,695	9,263
7.500%, due 11/01/26	29,134	31,032
8.000%, due 11/01/26	46,195	48,928
8.500%, due 09/01/25	149,808	161,140
9.000%, due 05/01/09	972	981
9.000%, due 10/01/19	28,508	31,060
9.000%, due 02/01/26	35,105	38,347
9.250%, due 04/01/10	5,364	5,517
9.250%, due 05/01/14	2,892	2,953
9.500%, due 12/01/09	1,331	1,377
10.000%, due 08/01/19	24,306	27,021
10.500%, due 02/01/12	619	677
10.500%, due 07/01/13	1,374	1,473
10.500%, due 09/01/15	15,433	17,217
10.500%, due 08/01/20	1,718	1,915
10.500%, due 04/01/22	3,615	4,006
11.000%, due 07/01/13	2,705	2,786
11.000%, due 10/01/15	5,637	6,249
11.000%, due 11/01/15	15,564	16,026
11.000%, due 01/01/16	4,561	4,696
11.000%, due 02/01/16	2,488	2,562
FNMA ARM 3.455%, due 03/01/44	1,088,338	1,077,526
4.350%, due 10/01/26	897,201	892,657
4.581%, due 09/01/15	145,452	145,311
4.645%, due 07/01/30	28,261	28,508

Security description	Face amount	Value
Federal national mortgage association certificates*— (concluded)
4.749%, due 02/01/26	$78,686	$78,705
4.773%, due 12/01/27	55,018	54,165
5.095%, due 09/01/26	75,037	75,330
5.255%, due 02/01/29	8,543	8,656
5.400%, due 05/01/30	131,067	132,105
5.654%, due 02/01/30	86,629	85,172
6.034%, due 03/01/25	496,534	509,805
6.365%, due 11/01/23	6,851	7,052
FNMA TBA 4.000%, TBA	7,000,000	7,013,125
5.000%, TBA	20,000,000	20,462,500
5.500%, TBA	148,100,000	151,424,282
6.000%, TBA	128,000,000	131,877,500
6.500%, TBA	18,100,000	18,852,272
Total federal national mortgage association certificates (cost—$637,625,355)		645,638,571
Collateralized mortgage obligations—12.05%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21 5.383%, due 11/25/35	3,086,613	2,079,343
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414%, due 09/10/47	1,700,000	1,237,729
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.250%, due 10/25/33[2]	3,718,510	3,444,192
Series 2004-AC3, Class A2 5.500%, due 06/25/34[2]	3,717,297	3,098,575
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class A4 5.405%, due 12/11/40	8,000,000	6,789,918
Series 2006-PW13, Class A4 5.540%, due 09/11/41	5,600,000	4,146,205
Chevy Chase Funding LLC, Series 2004-1, Class A1 0.669%, due 01/25/35[3,4]	318,698	280,883
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 0.519%, due 05/25/48[3,4]	2,352,884	971,612
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.569%, due 05/20/46[3]	4,855,371	2,010,534
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467%, due 09/15/39	7,000,000	4,534,741

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Collateralized mortgage obligations— (continued)
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.864%, due 04/25/11	$659,071	$720,062
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	101,513	107,869
Series 0159, Class H 4.500%, due 09/15/21	24,531	24,501
Series 1003, Class H 1.125%, due 10/15/20[3]	115,423	114,753
Series 1349, Class PS 7.500%, due 08/15/22	5,298	5,651
Series 1502, Class PX 7.000%, due 04/15/23	782,779	817,403
Series 1534, Class Z 5.000%, due 06/15/23	390,104	394,831
Series 1573, Class PZ 7.000%, due 09/15/23	132,718	137,079
Series 1658, Class GZ 7.000%, due 01/15/24	66,890	70,854
Series 1694, Class Z 6.500%, due 03/15/24	486,511	525,852
Series 1775, Class Z 8.500%, due 03/15/25	12,906	13,922
Series 2411, Class FJ 0.683%, due 12/15/29[3]	98,811	96,269
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	352,241	397,545
Trust 1988-007, Class Z 9.250%, due 04/25/18	311,756	339,972
Trust 1992-074, Class Z 8.000%, due 05/25/22	1,485	1,526
Trust 1992-129, Class L 6.000%, due 07/25/22	19,592	20,045
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	52,802	55,558
Trust 1993-037, Class PX 7.000%, due 03/25/23	762,819	824,182
Trust 1993-240, Class Z 6.250%, due 12/25/13	3,146	3,257
Trust 1993-250, Class Z 7.000%, due 12/25/23	28,964	30,602
Trust 2007-114, Class A6 0.589%, due 10/27/37[3]	5,000,000	4,400,000
Trust G92-040, Class ZC 7.000%, due 07/25/22	71,200	73,434
Trust G94-006, Class PJ 8.000%, due 05/17/24	90,812	99,192
GNMA REMIC, Trust 2000-009, Class FH 0.829%, due 02/16/30[3]	71,591	71,250

Security description	Face amount	Value
Collateralized mortgage obligations— (concluded)
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.709%, due 02/25/35[3]	$1,591,992	$740,994
JP Morgan Alternative Loan Trust, Series 2008-R4, Class 2A1 2.400%, due 06/27/37[3,4]	5,873,671	3,635,543
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3 5.336%, due 05/15/47	900,000	574,104
Series 2007-FL1A, Class A1 0.708%, due 07/15/19[3,4]	9,716,026	7,316,114
Series 2007-LD12, Class A4 5.882%, due 07/15/17	3,500,000	2,248,418
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4 5.378%, due 08/12/48	2,500,000	1,277,481
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 4.713%, due 12/25/34[3]	1,918,594	1,461,679
Sequoia Mortgage Trust, Series 5, Class A 0.709%, due 10/19/26[3]	660,846	522,681
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/01/10	124,934	127,927
Structured ARM Loan, Series 2007-4, Class 1A2 0.609%, due 05/25/37	3,889,661	1,669,721
Structured Asset Mortgage Investments Inc., Series 2006-AR3, Class 11A1 0.599%, due 04/25/36[3]	2,382,262	961,878
Series 2007-AR5, Class A2 0.939%, due 09/25/47[3]	12,233,285	2,637,878
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 4.566%, due 09/25/33[3]	5,000,000	4,205,096
Series 2003-AR9, Class 2A 4.493%, due 09/25/33[3]	1,363,940	1,170,587
Washington Mutual, Series 2003-R1, Class A1 0.929%, due 12/25/27[3]	1,718,762	1,423,540
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	8,875,116	6,573,133
Total collateralized mortgage obligations (cost—$97,713,001)		74,486,115

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Asset-backed securities—6.14%
American Express Credit Account Master Trust, Series 2008-3. Class A 1.283%, due 08/15/12[3]	$5,000,000	$4,857,553
Bank of America Credit Card Trust, Series 2008-A5, Class A5 1.533%, due 12/16/13[3]	7,000,000	6,514,384
Citibank Omni Master Trust, Series 2007-A9A, Class A9 1.455%, due 12/23/13[3,4]	5,400,000	4,770,959
Conseco Finance Securitizations Corp., Series 2000-5, Class M1 8.400%, due 02/01/32[5]	90,825	1,313
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.639%, due 04/25/36[3]	1,885,960	1,533,925
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.139%, due 08/25/40[3,4]	430,541	368,651
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.233%, due 01/15/11[3]	6,987,354	6,746,542
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 11/01/16	70,383	53,222
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.829%, due 08/25/33[3]	511,063	366,914
SLM Student Loan Trust, Series 2008-9, Class A 5.035%, due 04/25/23[3]	7,692,423	7,278,956
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 0.469%, due 06/25/37[3]	6,112,519	4,724,747
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1.069%, due 01/25/34[3]	57,784	41,157
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 0.629%, due 10/25/35[3,4]	779,282	726,422
Total asset-backed securities (cost—$41,840,038)		37,984,745
Stripped mortgage-backed securities—0.08%
FHLMC REMIC, Series 0013, Class B 7.000%, due 06/25/23[5,6]	271,912	42,289

Security description	Face amount	Value
Stripped mortgage-backed securities—(concluded)
Series 2136, Class GD 7.000%, due 03/15/29[5,6]	$20,166	$2,337
Series 2178, Class PI 7.500%, due 08/15/29[5,6]	109,250	16,350
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.594%, due 10/03/15[4,5,7]	37,453,026	412,212
Total stripped mortgage-backed securities (cost—$467,184)		473,188
Corporate notes—1.14%
Diversified financials—0.24%
General Electric Capital Corp., MTN 2.435%, due 05/11/16[3]	2,000,000	1,496,038
Financial services—0.46%
Morgan Stanley MTN 4.233%, due 05/14/10[3]	3,000,000	2,855,751
Multi-line insurance—0.44%
American International Group 5.050%, due 10/01/15	1,500,000	1,087,842
8.250%, due 08/15/18[4]	2,000,000	1,638,650
		2,726,492
Total corporate notes (cost—$6,736,068)		7,078,281
Short-term US government obligations[8]—0.99%
US Treasury Bills 0.030%, due 02/19/09	760,000	759,989
0.020%, due 02/26/09	570,000	569,984
0.184%, due 04/09/09	4,770,000	4,768,371
Total short-term US government obligations (cost—$6,098,344)		6,098,344
Repurchase agreement—7.91%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $49,945,000 US Treasury Bills, zero coupon due 05/28/09; (value—$49,905,044); proceeds: $48,926,041 (cost—$48,926,000)	48,926,000	48,926,000
Total investments before investments sold short (cost—$1,130,072,718)— 180.45%		1,115,545,089

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Investments sold short—(9.41)%
FNMA TBA* 4.500%, TBA	$(12,000,000)	$(12,165,000)
5.000%, TBA	(33,000,000)	(33,525,456)
6.000%, TBA	(12,000,000)	(12,480,000)
Total investments sold short (proceeds—$58,592,344)		(58,170,456)
Liabilities in excess of other assets—(71.04)%		(439,174,228)
Net assets—100.00%		$618,200,405

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,130,072,718; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$15,401,779
Gross unrealized depreciation	(29,929,408)
Net unrealized depreciation	$(14,527,629)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by these organizations.

1  Entire amount pledged as collateral for investments sold short.

2  Step-up bond that converts to the noted fixed rate at a designated future date.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.25% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Illiquid security. These securities represent 0.01% of net assets as of January 31, 2009.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2009.

8  Rates shown are the discount rate at date of purchase.

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rate as of January 31, 2009.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MLCC  Merrill Lynch Credit Corporation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Affiliated Issuer Activity

The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$0	$293,263	$293,263	$0	$6

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Written options6

Number of contracts (000)	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation
5,500	3 Month LIBOR[9] Interest Rate Swap, strike @ 1.80%	04/27/09	$26,775	$5,500	$21,275
	Put options written
5,500	3 Month LIBOR[9] Interest Rate Swap, strike @ 3.50%	04/27/09	32,125	29,920	2,205
			$58,900	$35,420	$23,480

9  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2009 was 1.184%.

Futures contracts

Number of contracts	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation
59	90 Day Euro Dollar Futures	June 2009	$14,185,075	$14,563,413	$378,338
372	90 Day Euro Dollar Futures	September 2009	89,386,950	91,730,550	2,343,600
73	90 Day Euro Dollar Futures	December 2009	17,726,225	17,967,125	240,900
134	US Treasury Note 10 Year Futures	March 2009	16,201,078	16,438,031	236,953
			$137,499,328	$140,699,119	$3,199,791

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 0.88% (before the deduction of the maximum UBS PACE Select program fee; and declined 1.62% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index, the "benchmark") returned 2.99%, and the median return of the Lipper Short-Intermediate Investment Grade Debt Funds category was -0.50%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period, with exposure to commercial mortgage-backed securities (CMBS) proving to be the biggest detractor from performance.

Throughout the period, the Portfolio's allocation to non-Treasury securities contributed to its underperformance, particularly within CMBS, asset-backed securities (ABS) and nonagency mortgages. CMBS detracted significantly during the period as the sector underperformed Treasuries by 28.16%.

The combination of continued selling by investors and negative news about the prospects of CMBS helped to fuel spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturities—to widen by 1,000 basis points. In particular, some larger high-profile loans began to rapidly go delinquent, causing major concern about the stability of lower-quality bonds with less credit enhancement.

Our allocations to ABS and nonagency mortgage securities also detracted from performance during the reporting period. The ABS sector underperformed Treasuries by 9.97% due to poor liquidity conditions and decreased investor risk tolerance. Lower subordinated bonds (bonds that rank below other types of credit) and home equity loans underperformed higher-quality student loans and auto ABS. However, we believe this market's outlook has improved with the introduction of the TALF (Term Asset-Backed Lending Facility), a program that hopes to stimulate new consumer lending.

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Scott Amero, Matthew Marra and Andy Phillips

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

The nonagency mortgage sector underperformed as the ongoing severe downturn in the US housing market led to a meaningful deterioration in performance across the nonagency mortgage landscape. It is our belief that the government's efforts to drive mortgage rates to low levels, coupled with its focus on supporting the housing market, provides positive fundamental support to this sector. The Portfolio maintains a high-quality bias in both the ABS and nonagency sectors.

On the upside, an underweight to investment grade credit contributed to performance during the period as this sector underperformed Treasuries by a significant margin. We reduced the Portfolio's overweight position in bonds issued by financial companies when we took gains as prices rallied in the sector, and are looking to selectively add investment grade corporate securities through high-quality new issues.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-1.00%	-2.49%	2.65%	N/A	2.82%
maximum sales charge	Class B3	-1.38%	-3.22%	1.87%	N/A	2.47%
or UBS PACE Select	Class C4	-1.25%	-3.05%	2.11%	N/A	2.63%
program fee	Class Y5	-0.88%	-2.32%	2.90%	N/A	3.09%
	Class P6	-0.88%	-2.32%	2.90%	3.46%	4.24%
After deducting	Class A2	-5.44%	-6.86%	1.71%	N/A	2.24%
maximum sales charge	Class B3	-6.22%	-7.90%	1.51%	N/A	2.47%
or UBS PACE Select	Class C4	-1.98%	-3.76%	2.11%	N/A	2.63%
program fee	Class P6	-1.62%	-3.78%	1.37%	1.92%	2.69%
Barclays Capital US Intermediate Government/Credit Index[7]		2.99%	2.48%	4.00%	5.33%	5.85%
Lipper Short-Intermediate Investment Grade Debt Funds median		-0.50%	-2.29%	2.23%	3.84%	4.62%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -5.88%; 5-year period, 1.60%; since inception, 2.12%; Class B—1-year period, -7.01%; 5-year period, 1.40%; since inception, 2.36%; Class C—1-year period, -2.74%; 5-year period, 2.00%; since inception, 2.53%; Class Y—1-year period, -1.29%; 5-year period, 2.79%; since inception, 2.99%; Class P—1-year period, -2.76%; 5-year period, 1.26%; 10-year period, 1.86%; since inception, 2.63%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.00% and 0.93%; Class B—1.86% and 1.68%; Class C—1.52% and 1.43%; Class Y—0.71% and 0.68%; and Class P—0.72% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68% and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index) is a subset of the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Weighted average duration	3.7	yrs.
Weighted average maturity	4.2	yrs.
Average coupon	4.75%
Net assets (mm)	$392.9
Number of holdings	259
Portfolio composition[1]	01/31/09
Bonds and notes	103.5%
Futures and forward foreign currency contracts	0.5
Investments sold short	(7.9)
Cash equivalents and other assets less liabilities	3.9
Total	100.0%
Quality diversification[1]	01/31/09
US government and agency securities	35.9%
AAA	33.5
AA	3.5
A	19.9
BBB and below/non-rated	10.7
Futures and forward foreign currency contracts	0.5
Investments sold short	(7.9)
Cash equivalents and other assets less liabilities	3.9
Total	100.0%
Asset allocation[1]	01/31/09
Corporate notes	32.9%
Collateralized mortgage obligations	28.7
US government agency mortgage pass-through certificates	25.4
Asset-backed securities	12.4
US government obligations	2.4
Non-US government obligations	1.7
Futures and forward foreign currency contracts	0.5
Investments sold short	(7.9)
Cash equivalents and other assets less liabilities	3.9
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
US government obligations—2.39%
US Treasury Bonds 4.375%, due 02/15/38	$295,000	$334,456
4.500%, due 05/15/38	130,000	150,963
US Treasury Inflation Index Bonds (TIPS) 2.000%, due 01/15/26	1,070,950	991,633
2.375%, due 01/15/25	817,546	799,151
2.375%, due 01/15/27	996,049	976,439
US Treasury Notes 3.750%, due 11/15/18	5,710,000	6,148,985
Total US government obligations (cost—$9,727,503)		9,401,627
Government national mortgage association certificate—0.22%
GNMA II ARM 3.750%, due 06/20/34 (cost—$833,890)	850,433	853,017
Federal home loan bank certificates—2.78%
FHLB 5.530%, due 11/03/14[2]	3,740,000	3,877,430
5.625%, due 06/13/16	2,085,000	2,136,072
5.625%, due 06/11/21[2]	4,485,000	4,897,535
Total federal home loan bank certificates (cost—$10,353,400)		10,911,037
Federal home loan mortgage corporation certificates*—5.86%
FHLMC 5.000%, due 12/01/20[3]	4,831,894	4,952,222
5.000%, due 01/01/21	809,539	829,472
5.000%, due 03/01/21	118,425	121,319
5.000%, due 04/01/21[3]	2,430,981	2,490,434
5.000%, due 05/01/21	169,789	173,938
5.125%, due 11/17/17	5,805,000	6,380,450
5.750%, due 06/27/16	2,180,000	2,202,408
6.000%, due 08/01/38[3]	4,835,895	4,994,402
FHLMC ARM 4.169%, due 12/01/34	894,798	885,482
Total federal home loan mortgage corporation certificates (cost—$22,694,433)		23,030,127
Federal national mortgage association certificates*—16.55%
FNMA 2.000%, due 01/09/12	4,155,000	4,148,161
2.875%, due 10/12/10	4,510,000	4,622,281
4.625%, due 05/01/13	845,000	848,760

Security description	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
5.000%, due 12/01/19[3]	$7,302,985	$7,500,827
5.000%, due 08/01/35[3]	6,317,423	6,434,492
5.250%, due 08/01/12	1,460,000	1,508,530
5.250%, due 09/15/16	3,260,000	3,620,993
5.500%, due 12/01/32[3]	5,426,670	5,579,182
5.500%, due 07/01/34[3]	5,350,649	5,490,992
5.500%, due 09/01/36[3]	4,645,719	4,773,379
5.500%, due 12/01/37[3]	72,643	74,420
FNMA ARM 3.836%, due 06/01/34	890,386	883,932
4.006%, due 04/01/34	1,136,945	1,143,308
4.650%, due 07/01/35	4,191,868	4,170,796
FNMA TBA 4.500%, TBA	6,700,000	6,792,125
5.000%, TBA	3,000,000	3,069,375
6.500%, TBA	4,200,000	4,371,467
Total federal national mortgage association certificates (cost—$64,183,056)		65,033,020
Collateralized mortgage obligations—28.68%
Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A 7.333%, due 11/15/31	2,027,878	2,031,971
Series 2001-1, Class A2 6.503%, due 04/15/36	1,676,015	1,668,518
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,145,000	2,099,083
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 0.759%, due 06/25/34[4]	652,809	346,233
Bear Stearns ARM Trust, Series 2004-5, Class 2A 4.002%, due 07/25/34	1,990,862	1,560,617
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,158,701
Series 2007-PW17, Class A4 5.694%, due 06/11/50	1,075,000	765,046
Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2 7.198%, due 01/15/32	1,831,760	1,837,080
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4 5.886%, due 11/15/44[4]	925,000	656,816

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A 5.342%, due 08/25/35[4]	$780,850	$602,770
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3 5.090%, due 07/10/37	1,280,000	1,134,128
Series 2005-C6, Class A2 4.999%, due 06/10/44	3,305,000	3,264,269
Countrywide Alternative Loan Trust, Series 2006-0A10, Class 1A1 3.013%, due 08/25/46[4]	497,253	210,660
Series 2006-0A19, Class A1 0.539%, due 02/20/47[4]	695,722	286,753
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.589%, due 04/25/46[4]	571,499	241,616
CWCapital COBALT, Series 2007-C3, Class A4 5.820%, due 06/25/17[4]	840,000	557,848
FHLMC REMIC,* Trust 2626, Class NA 5.000%, due 06/15/23	1,995,476	2,036,991
Trust 2964, Class NA 5.500%, due 02/15/26	933,119	948,775
Trust 3154, Class PJ 5.500%, due 03/15/27	1,686,507	1,730,838
Trust 3159, Class TA 5.500%, due 11/15/26	1,400,165	1,435,824
Trust 3162, Class OA 6.000%, due 10/15/26	1,805,804	1,854,096
Trust 3184, Class LA 6.000%, due 03/15/28	1,574,586	1,619,142
Trust 3303, Class PA 5.500%, due 01/15/22	3,240,000	3,314,372
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	2,172,257	1,941,034
First Union National Bank Commercial Mortgage Trust, Series 2001-C2, Class A2 6.663%, due 01/12/43	3,111,390	3,119,314
Series 2001-C3, Class A3 6.423%, due 08/15/33	2,828,492	2,798,515
FNMA REMIC,* Trust 2004-25, Class PA 5.500%, due 10/25/30	1,438,098	1,464,021
Trust 2004-36, Class BS 5.500%, due 11/25/30	1,037,210	1,058,942
Trust 2005-47, Class PA 5.500%, due 09/25/24	924,738	932,552

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust 2005-88, Class PA 5.000%, due 09/25/24	$2,170,647	$2,190,994
Trust 2005-97, Class HM 5.000%, due 01/25/26	2,902,757	2,946,475
Trust 2005-109, Class PV 6.000%, due 10/25/32	1,770,566	1,866,880
Trust 2005-118, Class MC 6.000%, due 01/25/32	2,651,682	2,716,965
Trust 2005-118, Class WA 6.000%, due 10/25/33	2,774,884	2,840,432
Trust 2006-26, Class QA 5.500%, due 06/25/26	1,401,030	1,430,016
Trust 2006-62, Class TA 5.500%, due 06/25/28	524,200	536,517
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2 7.179%, due 08/15/36	1,157,207	1,158,484
Series 2000-C3, Class A2 6.957%, due 09/15/35	2,790,802	2,798,986
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,414,424	2,397,043
Series 2004-C3, Class A3 4.207%, due 12/10/41	3,330,000	3,267,388
Series 2005-C1, Class AM 4.754%, due 05/10/43	1,650,000	982,854
Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751%, due 07/10/39	700,000	589,297
Greenwich Capital Commercial Funding Corp., Series 2007-GC9, Class A4 5.444%, due 03/10/39	5,825,000	3,974,495
Series 2007-GG11, Class A4 5.736%, due 12/10/49	1,451,000	990,101
Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A 0.569%, due 11/19/36[4]	938,231	406,818
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[5]	2,384,879	2,031,509
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	1,788,605
Series 2005-LDP4, Class A2 4.790%, due 10/15/42	3,201,509	3,011,761
Series 2006-LDP8, Class A4, 5.399%, due 05/15/45	385,000	253,691
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3 5.137%, due 11/25/33[4]	1,979,493	1,581,477
Series 2006-S2, Class 2A2 5.875%, due 07/25/36	351,247	266,948

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2007-S1, Class 1A2 5.500%, due 03/25/22	$295,320	$221,583
Morgan Stanley Capital I, Series 1999-LIFE, Class A2 7.110%, due 04/15/33	1,865,470	1,865,719
Series 2005-HQ6, Class A2A 4.882%, due 08/13/42	2,600,000	2,443,969
Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	2,471,110
Series 2007-IQ14, Class A4 5.692%, due 04/15/49	2,000,000	1,347,209
Series 2007-T27, Class A4 5.650%, due 06/11/42[4]	1,985,000	1,462,000
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1A9 5.500%, due 02/25/36	1,964,142	1,291,097
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	970,158	973,544
Structured ARM Loan Trust, Series 2004-13, Class A2 0.689%, due 09/25/34	240,452	128,094
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[5]	762,990	598,164
Series 2004-6, Class 4A1 ARM 4.839%, due 06/25/34	3,177,037	2,632,112
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.683%, due 08/15/39[4]	3,314,164	3,224,417
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2 4.782%, due 03/15/42	3,419,834	3,282,620
Series 2005-C21, Class A3 5.209%, due 10/15/44[4]	1,215,000	1,140,262
Series 2006-C28, Class A4 5.572%, due 10/15/48	1,385,000	978,648
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 2.823%, due 05/25/47[4]	644,614	298,450
Series 2007-0A5, Class 1A 2.803%, due 06/25/47[4]	1,137,942	508,236
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[5]	1,575,524	1,559,819
Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1 4.532%, due 06/25/34[4]	2,184,362	1,803,438

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2006-AR4, Class 2A4 5.775%, due 04/25/36[4]	$1,200,000	$753,634
Total collateralized mortgage obligations (cost—$125,658,095)		112,688,386
Asset-backed securities—12.44%
American Express Issuance Trust, Series 2008-2, Class A 4.020%, due 01/18/11	3,425,000	3,349,093
Bank One Issuance Trust, Series 2004-A7, Class A7 0.453%, due 05/15/14[4]	3,070,000	2,868,781
Chase Issuance Trust, Series 2005-A2, Class A2 0.403%, due 12/15/14[4]	2,950,000	2,678,807
Series 2007-A15, Class A 4.960%, due 09/17/12	3,575,000	3,656,835
Series 2007-A17, Class A 5.120%, due 10/15/14	2,900,000	2,923,933
Series 2008-A9, Class A9 4.260%, due 05/15/13	3,370,000	3,382,762
Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3 5.340%, due 07/15/10	515,797	516,919
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4 5.450%, due 05/10/13	1,175,000	1,182,657
Citibank Omni Master Trust, Series 2007-A9A, Class A9 1.455%, due 12/23/13[4,5]	3,470,000	3,065,783
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A 0.499%, due 03/25/37[4]	720,744	627,459
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.579%, due 06/25/36[6]	1,238,218	1,006,378
Ford Credit Auto Owner Trust, Series 2006-A, Class A3 5.050%, due 03/15/10	164,034	163,783
Series 2006-B, Class A3 5.260%, due 10/15/10	1,356,251	1,345,537
Series 2006-C, Class A3 5.160%, due 11/15/10	3,435,057	3,388,900
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3 5.120%, due 10/15/10	1,478,279	1,483,041

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Asset-backed securities—(concluded)
Lehman XS Trust, Series 2005-6, Class 1A1 0.649%, due 11/25/35[4]	$704,580	$433,293
MBNA Credit Card Master Note Trust, Series 2005-A9, Class A9 0.373%, due 04/15/13[4]	2,515,000	2,343,540
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3 5.160%, due 02/15/10	264,848	265,069
Series 2006-C, Class A4 5.450%, due 06/15/12	3,725,000	3,640,606
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 4.250%, due 01/25/28	3,300,000	2,376,000
Series 2008-5, Class A2 2.259%, due 10/25/16[4]	4,330,000	4,172,362
Series 2008-5, Class A3 2.459%, due 01/25/28[4]	1,100,000	1,005,000
Series 2008-5, Class A4 2.859%, due 07/25/23[4]	2,950,000	2,718,148
Wachovia Auto Owner Trust, Series 2006-A, Class A3 5.350%, due 02/22/11	280,389	280,336
Total asset-backed securities (cost—$51,657,811)		48,875,022
Corporate notes—32.93%
Airlines—0.10%
Continental Airlines, Inc. 6.545%, due 02/02/19	476,778	405,261
Automotive—0.53%
DaimlerChrysler N.A. Holding 4.875%, due 06/15/10	800,000	783,441
5.750%, due 09/08/11	1,150,000	1,092,720
6.500%, due 11/15/13	200,000	191,596
		2,067,757
Banking-non-US—0.86%
Barclays Bank PLC 7.434%, due 12/15/17[5,7,8]	850,000	399,211
Deutsche Bank AG London 5.375%, due 10/12/12	2,450,000	2,487,661
Royal Bank of Scotland Group PLC 6.990%, due 10/05/17[5,7,8]	1,825,000	510,878
		3,397,750
Banking-US—4.13%
Bank of America Corp. 5.750%, due 12/01/17	2,775,000	2,531,510
7.800%, due 02/15/10	1,315,000	1,326,295
8.125%, due 05/15/18[7,8,9]	520,000	269,823

Security description	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Bank of America N.A. 6.100%, due 06/15/17	$925,000	$848,881
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[5]	1,300,000	1,089,741
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	1,773,318
6.000%, due 10/01/17	1,450,000	1,412,689
State Street Capital Trust 8.250%, due 03/15/11[7,8]	1,725,000	1,311,638
SunTrust Bank 4.415%, due 06/15/09	500,000	490,000
Wachovia Corp. 5.300%, due 10/15/11	560,000	569,205
Wachovia Corp. MTN 5.500%, due 05/01/13	1,580,000	1,628,447
Wells Fargo & Co. 4.875%, due 01/12/11	220,000	220,325
5.250%, due 10/23/12	1,250,000	1,258,812
Wells Fargo & Co., Series K 7.980%, due 03/15/18[7,8]	2,300,000	1,495,000
		16,225,684
Beverages—0.93%
Bottling Group LLC 6.950%, due 03/15/14	650,000	743,985
Diageo Capital PLC 5.750%, due 10/23/17	2,275,000	2,267,204
7.375%, due 01/15/14	600,000	658,002
		3,669,191
Computers—0.31%
IBM Corp. 5.700%, due 09/14/17[9]	1,150,000	1,218,907
Consumer products—0.07%
Xstrata Finance Canada 5.800%, due 11/15/16[5]	415,000	291,306
Diversified financial services—2.81%
EnCana Holdings Financial Corp. 5.800%, due 05/01/14	450,000	423,732
General Electric Capital Corp. 5.000%, due 11/15/11	4,555,000	4,564,360
6.375%, due 11/15/67[4]	1,125,000	728,747
General Electric Capital Corp. MTN 5.000%, due 12/01/10	3,100,000	3,158,023
5.000%, due 04/10/12	1,705,000	1,686,709
5.875%, due 02/15/12[9]	320,000	325,097
General Electric Capital Corp., Series G MTN 6.150%, due 08/07/37	170,000	139,582
		11,026,250

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Corporate notes—(continued)
Electric utilities—0.24%
Scottish Power Ltd. 4.910%, due 03/15/10	$950,000	$939,902
Electric-integrated—1.91%
EDP Finance BV 5.375%, due 11/02/12[5,9]	5,300,000	5,051,377
Pacificorp 5.500%, due 01/15/19	1,400,000	1,438,382
Progress Energy Carolina 5.300%, due 01/15/19	975,000	994,305
		7,484,064
Energy—0.82%
Anadarko Petroleum Corp. 5.950%, due 09/15/16	1,875,000	1,691,533
Florida Power Corp. 4.800%, due 03/01/13	340,000	349,970
XTO Energy, Inc. 6.250%, due 08/01/17	1,250,000	1,196,882
		3,238,385
Financial services—6.74%
Bear Stearns Co., Inc. MTN 6.950%, due 08/10/12[9]	1,555,000	1,630,257
Citigroup, Inc. 2.125%, due 04/30/12	3,865,000	3,828,035
4.125%, due 02/22/10	3,615,000	3,472,855
4.625%, due 08/03/10	340,000	328,965
5.500%, due 04/11/13	900,000	823,297
Countrywide Financial Corp. MTN 5.800%, due 06/07/12[9]	660,000	648,787
Credit Suisse Guernsey 5.860%, due 05/15/17[7,8]	2,290,000	835,371
Goldman Sachs Group, Inc. 5.250%, due 10/15/13	2,530,000	2,373,373
JPMorgan Chase & Co. 5.375%, due 10/01/12	2,850,000	2,878,976
6.000%, due 01/15/18[9]	120,000	120,489
7.900%, due 04/30/18[7,8]	1,700,000	1,292,085
JPMorgan Chase Capital XXV 6.800%, due 10/01/37[9]	600,000	473,663
Lehman Brothers Holdings, Inc. 4.519%, due 09/15/22[4,10]	675,000	89,437
6.200%, due 09/26/14[10]	2,320,000	324,800
6.625%, due 01/18/12[10]	1,250,000	175,000
Lehman Brothers Holdings, Inc. MTN 6.750%, due 12/28/17[10]	1,375,000	137
Morgan Stanley 1.648%, due 01/09/12[4]	4,595,000	3,809,609
6.750%, due 04/15/11	250,000	249,958
Morgan Stanley MTN 5.550%, due 04/27/17	305,000	259,887
6.250%, due 08/28/17	740,000	657,960

Security description	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
SLM Corp. 1.299%, due 07/27/09[4]	$975,000	$938,221
5.780%, due 01/31/14[4]	1,700,000	910,061
State Street Corp. 7.650%, due 06/15/10	345,000	354,224
		26,475,447
Food products—0.84%
Kraft Foods, Inc. 6.000%, due 02/11/13	575,000	606,169
6.500%, due 08/11/17	2,625,000	2,695,670
		3,301,839
Insurance—2.64%
Chubb Corp. 6.375%, due 03/29/67[4]	425,000	286,873
Lincoln National Corp. 1.523%, due 04/06/09[4]	4,390,000	4,340,002
Metropolitan Life Global Funding 4.250%, due 07/30/09[5]	235,000	231,897
Metropolitan Life Global Funding I 5.125%, due 04/10/13[5]	1,850,000	1,770,622
Pricoa Global Funding I 5.400%, due 10/18/12[5]	2,175,000	2,136,287
Progressive Corp. 6.700%, due 06/15/37[4]	735,000	414,085
Prudential Financial, Inc. MTN 5.800%, due 06/15/12	975,000	886,367
Travelers Cos., Inc. 6.250%, due 03/15/37[4]	450,000	296,903
		10,363,036
Media—1.34%
Comcast Corp. 5.450%, due 11/15/10	1,525,000	1,549,307
5.900%, due 03/15/16	550,000	536,147
News America Holdings 8.500%, due 02/23/25	200,000	199,003
9.500%, due 07/15/24	225,000	240,684
Rogers Communications 6.250%, due 06/15/13	825,000	824,860
Time Warner Cable, Inc. 5.850%, due 05/01/17	1,700,000	1,579,514
Time Warner, Inc. 7.570%, due 02/01/24	350,000	327,514
		5,257,029
Medical providers—0.24%
WellPoint, Inc. 5.000%, due 01/15/11	950,000	946,214

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Corporate notes—(continued)
Multi-line insurance—0.56%
American International Group MTN 5.850%, due 01/16/18	$3,095,000	$2,205,887
Oil & gas—0.38%
ConocoPhillips Co. 8.750%, due 05/25/10	1,250,000	1,332,679
EnCana Corp. 4.600%, due 08/15/09	150,000	149,250
		1,481,929
Oil refining—0.08%
Canadian Natural Resources 5.700%, due 05/15/17	380,000	328,504
Oil services—0.22%
Halliburton Co. 5.500%, due 10/15/10	850,000	874,398
Pharmaceuticals—0.52%
Abbott Laboratories 5.600%, due 05/15/11	535,000	572,926
GlaxoSmithKline Capital, Inc. 4.850%, due 05/15/13	1,075,000	1,127,376
Schering-Plough Corp. 5.550%, due 12/01/13[4]	340,000	351,552
		2,051,854
Real estate investment trusts—0.26%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12	280,000	260,732
ERP Operating LP 6.625%, due 03/15/12	780,000	752,663
		1,013,395
Retail—0.49%
CVS Caremark Corp. 2.503%, due 06/01/10[4]	2,025,000	1,931,265
Software—0.52%
Oracle Corp. 4.950%, due 04/15/13[9]	250,000	263,924
Oracle Corp./Ozark Holdings 5.000%, due 01/15/11	1,700,000	1,774,113
		2,038,037
Special purpose entity—0.59%
AEP Texas Central Transition, Series A-4 5.170%, due 01/01/20	425,000	417,571
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[5]	330,000	298,935
Goldman Sachs Capital II 5.793%, due 06/01/12[7,8]	450,000	161,600

Security description	Face amount[1]		Value
Corporate notes—(concluded)
Special purpose entity—(concluded)
UnitedHealth Group 5.250%, due 03/15/11		$1,425,000	$1,429,081
			2,307,187
Telecommunications—3.58%
AT&T Broadband Corp. 8.375%, due 03/15/13[9]		1,585,000	1,713,572
Cox Communications, Inc. 7.125%, due 10/01/12		350,000	345,073
7.750%, due 11/01/10		110,000	110,402
SBC Communications, Inc. 5.875%, due 02/01/12		95,000	98,990
Sprint Capital Corp. 7.625%, due 01/30/11		475,000	395,438
TCI Communications, Inc. 7.875%, due 08/01/13		100,000	102,205
8.750%, due 08/01/15		50,000	53,789
Telecom Italia Capital 5.250%, due 11/15/13		1,665,000	1,497,300
5.250%, due 10/01/15		205,000	174,472
6.200%, due 07/18/11		1,750,000	1,690,150
Telefonica Emisiones SAU 5.855%, due 02/04/13		925,000	952,948
5.984%, due 06/20/11[9]		1,500,000	1,547,732
6.421%, due 06/20/16		950,000	1,005,708
Telefonica Europe BV 7.750%, due 09/15/10		235,000	248,421
Verizon Communications 8.750%, due 11/01/18		1,800,000	2,096,568
Verizon New Jersey, Inc. 5.875%, due 01/17/12		2,030,000	2,044,273
			14,077,041
Tobacco—0.32%
Philip Morris International, Inc. 5.650%, due 05/16/18		1,250,000	1,250,774
Utilities—0.66%
Dominion Resources, Inc. 5.125%, due 12/15/09		650,000	654,168
Nisource Finance Corp. 2.723%, due 11/23/09[4]		950,000	897,491
7.875%, due 11/15/10		1,075,000	1,021,692
			2,573,351
Wireless telecommunications—0.24%
Vodafone Group PLC 7.750%, due 02/15/10[9]		920,000	951,134
Total corporate notes (cost—$144,490,301)			129,392,778
Non-US government obligations—1.66%
Bundesrepublik Deutschland 4.000%, due 01/04/37	EUR	1,050,000	1,352,769
4.250%, due 07/04/39	EUR	550,000	747,818

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Non-US government obligations—(concluded)
Government of Japan 1.000%, due 11/20/21[4]	JPY	409,000,000	$4,428,500
Total non-US government obligations (cost—$5,683,638)			6,529,087
Repurchase agreement—0.93%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $3,740,417 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$3,737,280); proceeds: $3,664,003 (cost—$3,664,000)		$3,664,000	3,664,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—2.58%
Money market fund[11]—2.58%
UBS Private Money Market Fund LLC,[12] 0.887% (cost—$10,114,473)	10,114,473	$10,114,473
Total investments before investments sold short (cost—$449,060,600)— 107.02%		420,492,574
	Face amount[1]
Investments sold short—(7.91)%
FHLMC TBA* 5.000%, TBA	(6,800,000)	(6,953,000)
6.000%, TBA	(4,800,000)	(4,953,000)
FNMA TBA* 5.000%, TBA	(3,800,000)	(3,852,250)
5.500%, TBA	(15,000,000)	(15,314,070)
Total investments sold short (proceeds—$31,237,781)— (7.91)%		(31,072,320)
Other assets in excess of liabilities—0.89%		3,474,356
Net assets—100.00%		$392,894,610

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $449,060,600; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,522,097
Gross unrealized depreciation	(34,090,123)
Net unrealized depreciation	$(28,568,026)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by these organizations.

1  In US Dollars unless otherwise indicated.

2  Partial amount delivered to broker as collateral for futures transactions.

3  Entire amount pledged as collateral for investments sold short.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.84% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step-up bond that converts to the noted fixed rate at a designated future date.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2009, and resets at the next call date.

8  Perpetual bond security. The maturity date reflects the next call date.

9  Security, or portion thereof, was on loan at January 31, 2009.

10  Bond interest in default.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$1,287,062	$61,952,174	$53,124,763	$10,114,473	$14,357

12  Rate shown reflects yield at January 31, 2009.

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2009.

EUR  Euro

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
75	EUR	Euro Bund 10 Year Futures	March 2009	$11,824,231	$11,761,279	$(62,952)
93	USD	90 Day Euro Dollar Futures	June 2009	22,613,614	22,955,888	342,274
47	USD	US Treasury Note 2 Year Futures	March 2009	10,174,673	10,228,375	53,702
646	USD	US Treasury Note 5 Year Futures	March 2009	75,252,925	76,339,031	1,086,106
264	USD	US Treasury Note 10 Year Futures	March 2009	32,579,985	32,385,375	(194,610)
				$152,445,428	$153,669,948	$1,224,520
		Sale contracts		Proceeds
135	USD	US Treasury Bond 20 Year Futures	March 2009	$17,684,555	$17,104,922	$579,633
						$1,804,153

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	2,524,000	USD	3,309,014	03/18/09	$79,284
Japanese Yen	383,214,000	USD	4,201,908	03/18/09	(67,412)
					$11,872

Currency type abbreviation:

USD  United States Dollar

Issuer breakdown by country of origin

Percentage of total investments
United States	93.9%
United Kingdom	2.0
Japan	1.1
Spain	0.8
Germany	0.5
Canada	0.5
Luxembourg	0.4
Italy	0.4
Ireland	0.3
Netherlands	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 0.36% (before the deduction of the maximum UBS PACE Select program fee; and declined 1.11% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index, the "benchmark") returned 3.07%, and the median return of the Lipper Intermediate Investment Grade Debt Funds category was -1.37%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 41. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period, due primarily to security selection.

During the reporting period, we positioned the Portfolio defensively, maintaining a high-quality emphasis as we sought to mitigate the impact of unprecedented market volatility. A longer-than-benchmark duration position for most of the period helped relative returns as yields on intermediate-term bonds fell. (Duration measures a portfolio's sensitivity to interest rate changes.) Exposure to US and UK securities with short maturities via money market futures helped the Portfolio's performance, as did an overweight to bonds of financial companies as these bonds generally benefited from government support.

Treasuries outperformed other fixed income sectors by a wide margin during the reporting period, as investors sought refuge from financial market turmoil by investing in lower-risk government securities. In the latter part of the reporting period, the Portfolio's underperformance was driven by the market's sell-offs of mortgage-related securities, offsetting efforts by the US Treasury to support the agency mortgage market. Nonagency mortgage-backed securities and other asset-backed bonds in particular suffered in the second half of November following the government's decision to refocus the Troubled Assets Relief Program (TARP) away from direct investment in mortgage-backed securities. In addition, holdings of agency mortgage pass-through securities detracted from performance, as these high-quality bonds were affected by selling following restructuring in the larger economy.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

William C. Powers

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

In December 2008, the Portfolio's MBS holdings recouped some of the ground lost earlier in the period following indications that the government would support policy designed to drive down mortgage rates. Corporate bonds continued to lag Treasuries and trailed by a huge margin during the six-month period. Credit premiums soared in both the investment grade and high yield segments of the market as investors fled to the perceived greater safety of Treasuries. However, as in the mortgage-backed market, both investment grade and high yield corporate securities recovered somewhat in December 2008. In general, hard hit finance and insurance company corporate bonds benefited from renewed investor interest stemming from historically attractive credit premiums and substantial government support.

Finally, modest holdings of municipal bonds detracted from performance as municipal yield spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturities—widened to historic levels. Exposure to real return bonds also detracted from performance, as investors flocked to traditional Treasury investments.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-0.48%	-1.97%	3.63%	N/A	5.36%
maximum sales charge	Class B3	-0.91%	-2.70%	2.85%	N/A	4.60%
or UBS PACE Select	Class C4	-0.73%	-2.46%	3.13%	N/A	4.93%
program fee	Class Y5	-0.30%	-1.66%	3.97%	N/A	5.38%
Class P6		-0.36%	-1.73%	3.90%	5.21%	6.28%
After deducting	Class A2	-4.97%	-6.36%	2.68%	N/A	4.77%
maximum sales charge	Class B3	-5.39%	-7.01%	2.53%	N/A	4.60%
or UBS PACE Select	Class C4	-1.40%	-3.11%	3.13%	N/A	4.93%
program feeClass P6		-1.11%	-3.20%	2.36%	3.65%	4.70%
Barclays Capital US Government/Credit Index[7]		3.07%	2.13%	4.13%	5.40%	6.15%
Lipper Intermediate Investment Grade Debt Funds median		-1.37%	-4.32%	2.31%	4.13%	4.99%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -3.05%; 5-year period, 2.92%; since inception, 4.87%; Class B—1-year period, -3.73%; 5-year period, 2.80%; since inception, 4.70%; Class C—1-year period, 0.31%; 5-year period, 3.38%; since inception, 5.05%; Class Y—1-year period, 1.88%; 5-year period, 4.23%; since inception, 5.50%; Class P—1-year period, 0.21%; 5-year period, 2.59%; 10-year period, 3.74%; since inception, 4.77%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.08% and 1.06%; Class B—1.98% and 1.81%; Class C—1.56% and 1.56%; Class Y—0.73% and 0.73%; and Class P—0.84% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81% and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Weighted average duration	6.2	yrs.
Weighted average maturity	8.5	yrs.
Average coupon	5.08%
Net assets (mm)	$664.2
Number of holdings	314
Portfolio composition[1]	01/31/09
Bonds, notes and loan assignments	101.4%
Preferred stocks	0.7
Options, futures, swaps and forward foreign currency contracts	0.9
Investments sold short	(2.5)
Cash equivalents and other assets less liabilities	(0.5)
Total	100.0%
Quality diversification[1]	01/31/09
US government and agency securities	35.0%
AAA	19.0
AA	12.5
A	20.5
BBB	6.9
BB	1.0
B	0.1
Below B/non-rated	6.4
Preferred stocks	0.7
Options, futures, swaps and forward foreign currency contracts	0.9
Investments sold short	(2.5)
Cash equivalents and other assets less liabilities	(0.5)
Total	100.0%
Asset allocation[1]	01/31/09
Corporate notes	38.4%
Collateralized mortgage obligations	35.5
US government agency mortgage pass-through certificates	8.5
Non-US government obligations	5.1
US government obligations	4.4
Asset-backed securities	4.1
Municipal bonds and notes	3.5
Loan assignments	1.9
Preferred stocks	0.7
Options, futures, swaps and forward foreign currency contracts	0.9
Investments sold short	(2.5)
Cash equivalents and other assets less liabilities	(0.5)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
US government obligations—4.37%
US Treasury Inflation Index Notes (TIPS) 0.875%, due 04/15/10	$1,334,628	$1,298,342
1.875%, due 07/15/13	22,168,967	22,065,039
1.875%, due 07/15/15	2,269,772	2,239,221
3.000%, due 07/15/12	3,281,180	3,399,099
Total US government obligations (cost—$28,977,032)		29,001,701
Government national mortgage association certificates—0.05%
GNMA 8.000%, due 06/15/17	58,304	62,242
8.000%, due 07/15/17	55,719	59,637
8.000%, due 09/15/17	35,439	37,365
8.000%, due 11/15/17	76,569	81,556
GNMA II ARM 4.625%, due 07/20/25	11,792	11,841
5.125%, due 11/20/23	9,771	9,885
5.375%, due 01/20/26	21,396	21,711
5.375%, due 05/20/26	36,084	36,715
Total government national mortgage association certificates (cost—$318,427)		320,952
Federal home loan mortgage corporation certificates**—2.91%
FHLMC 5.500%, due 12/01/36[2]	16,886,347	17,293,027
7.645%, due 05/01/25	1,434,991	1,498,548
FHLMC ARM 5.721%, due 03/01/36	501,904	520,379
Total federal home loan mortgage corporation certificates (cost—$19,066,580)		19,311,954
Federal housing administration certificates—0.02%
FHA GMAC 7.430%, due 06/01/21	92,345	92,345
FHA Reilly 7.430%, due 10/01/20	16,015	16,015
Total federal housing administration certificates (cost—$116,353)		108,360
Federal national mortgage association certificates**—5.57%
FNMA 5.396%, due 11/01/34	12,027,218	12,295,197
6.000%, due 08/01/38	97,818	100,914
6.970%, due 12/01/09	3,526,501	3,572,664

Security description	Face amount[1]	Value
Federal national mortgage association certificates**—(concluded)
FNMA ARM 3.655%, due 08/01/40	$315,200	$310,756
4.374%, due 11/01/34	8,701,157	8,849,155
4.456%, due 02/01/34	3,406,803	3,419,664
5.166%, due 10/01/35	641,564	656,340
5.225%, due 09/01/35	469,005	481,235
5.300%, due 04/01/27	42,441	42,638
5.315%, due 05/01/27	61,157	61,369
5.347%, due 11/01/35	747,992	773,849
5.400%, due 05/01/30	131,067	132,105
5.408%, due 01/01/36	777,366	794,468
5.530%, due 03/01/36	536,137	555,010
5.565%, due 01/01/36	533,243	543,489
5.578%, due 02/01/36	940,068	974,299
5.600%, due 12/01/35	647,633	672,042
5.609%, due 03/01/36	573,707	593,785
5.723%, due 03/01/36	740,620	767,906
5.761%, due 03/01/36	784,739	813,853
5.920%, due 06/01/36	384,988	398,666
FNMA ARM COFI 4.683%, due 11/01/26	167,255	163,909
Total federal national mortgage association certificates (cost—$36,404,534)		36,973,313
Collateralized mortgage obligations—35.49%
ARM Trust, Series 2005-5, Class 2A1 5.135%, due 09/25/35	618,329	392,666
Banc of America Funding Corp., Series 2005-D, Class A1 4.153%, due 05/25/35[3]	5,513,131	4,472,659
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 5.555%, due 07/20/32[3]	9,672	7,301
Bear Stearns ARM Trust, Series 2003-5, Class 2A1 4.531%, due 08/25/33	1,424,096	1,133,818
Series 2004-9, Class 22A1 4.786%, due 11/25/34	122,989	100,170
Series 2005-5, Class A2 4.550%, due 08/25/35	6,191,373	5,254,908
Series 2005-9, Class A1 4.625%, due 10/25/35	2,455,187	1,982,138
Bear Stearns Alternative Loan Trust-A Trust, Series 2005-7, Class 22A1 5.488%, due 09/25/36[3]	2,019,986	1,204,258
Series 2006-1, Class 21A2 5.835%, due 02/25/36[3]	2,069,445	1,098,871

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1 0.443%, due 03/15/19[3,4]	$4,024,124	$3,423,617
Bear Stearns, Series 2003-1, Class 5A1 5.429%, due 04/25/33[3]	88,235	75,027
Series 2003-1, Class 6A1 5.037%, due 04/25/33[3]	226,785	195,719
Series 2003-3, Class 1A 5.315%, due 10/25/33[3]	87,022	61,933
Series 2004-3, Class 1A2 4.661%, due 07/25/34[3]	755,545	608,984
Series 2004-6, Class 2A1 5.086%, due 09/25/34[3]	3,406,292	2,228,430
Series 2004-7, Class 1A1 5.451%, due 10/25/34[3]	1,063,017	663,505
Series 2004-9, Class 2A1 5.335%, due 09/25/34[3]	1,457,602	785,799
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	178,769	178,825
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.248%, due 08/25/35[3]	403,468	340,770
Series 2005-6, Class A3 4.098%, due 08/25/35[3]	76,187	66,284
Series 2005-11, Class A1A 4.900%, due 12/25/35[3]	1,514,704	1,213,843
Series 2006-AR1, Class 1A1 4.900%, due 10/25/35[3]	3,698,513	2,507,462
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	675,400	581,071
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	2,005,217	1,085,951
Countrywide Home Loans, Series 2003-R4, Class 2A 6.500%, due 01/25/34[4]	1,757,748	1,637,453
Series 2004-12, Class 11A2 4.740%, due 08/25/34[3]	783,288	448,648
FHLMC REMIC,** Series 1278, Class K 7.000%, due 05/15/22	166,086	177,620
Series 1367, Class KA 6.500%, due 09/15/22	3,234	3,231
Series 1502, Class PXZ 7.000%, due 04/15/23	870,797	909,315
Series 1503, Class PZ 7.000%, due 05/15/23	301,828	314,650
Series 1534, Class Z 5.000%, due 06/15/23	312,083	315,865

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1548, Class Z 7.000%, due 07/15/23	$248,781	$261,266
Series 1562, Class Z 7.000%, due 07/15/23	370,583	387,259
Series 1694, Class Z 6.500%, due 03/15/24	148,228	160,214
Series 2061, Class Z 6.500%, due 06/15/28	727,472	763,430
Series 2400, Class FQ 0.833%, due 01/15/32[3]	301,616	292,200
Series 2579, Class DZ 5.000%, due 03/15/34	6,363,652	6,075,351
Series 2764, Class LZ 4.500%, due 03/15/34	2,484,920	2,256,002
Series 2764, Class ZG 5.500%, due 03/15/34	4,563,039	4,546,408
Series 2835, Class JZ 5.000%, due 08/15/34	3,490,322	3,465,828
Series 2849, Class PZ 5.000%, due 07/15/33	12,091,472	11,337,823
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,173,733
Series 2983, Class TZ 6.000%, due 05/15/35	5,355,194	5,501,002
Series 3149, Class CZ 6.000%, due 05/15/36	7,457,871	6,943,319
Series G23, Class KZ 6.500%, due 11/25/23	230,711	245,157
Series T-054, Class 2A 6.500%, due 02/25/43	1,250,186	1,277,144
Series T-058, Class 2A 6.500%, due 09/25/43	4,925,255	5,059,163
Series T-061, Class 1A1 3.655%, due 07/25/44[3]	2,378,336	2,111,513
Series T-075, Class A1 0.429%, due 11/25/36[3]	3,615,686	3,429,261
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 5.354%, due 08/25/35[3]	166,058	134,268
FNMA REMIC,** Series 1998-066, Class FG 0.689%, due 12/25/28[3]	156,278	153,374
Series 2000-034, Class F 0.839%, due 10/25/30[3]	25,064	24,217
Series 2002-080, Class A1 6.500%, due 11/25/42	2,335,628	2,438,542
Series 2003-064, Class AH 6.000%, due 07/25/33	9,777,418	10,166,779
Series 2003-106, Class US 8.491%, due 11/25/23[5,6]	333,000	290,172
Series 2003-W8, Class 2A 7.000%, due 10/25/42	165,114	174,660

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	$2,896,382	$2,945,258
Series 2004-W8, Class 2A 6.500%, due 06/25/44	3,379,701	3,469,476
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,377,873	1,319,132
Series 2005-47, Class PA 5.500%, due 09/25/24	2,474,298	2,495,207
Series 2005-116, Class TZ 5.500%, due 01/25/36	6,513,937	6,432,481
Series 2005-120, Class ZU 5.500%, due 01/25/36	7,106,113	6,267,116
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	2,965,256
Trust, Series 1991-065, Class Z 6.500%, due 06/25/21	14,854	15,700
Trust, Series 1992-040, Class ZC 7.000%, due 07/25/22	35,704	36,824
Trust, Series 1992-129, Class L 6.000%, due 07/25/22	18,998	19,437
Trust, Series 1993-037, Class PX 7.000%, due 03/25/23	52,889	57,143
Trust, Series 1993-060, Class Z 7.000%, due 05/25/23	303,099	326,083
Trust, Series 1993-065, Class ZZ 7.000%, due 06/25/13	278,929	292,263
Trust, Series 1993-070, Class Z 6.900%, due 05/25/23	47,749	51,282
Trust, Series 1993-096, Class PZ 7.000%, due 06/25/23	282,535	304,021
Trust, Series 1993-160, Class ZB 6.500%, due 09/25/23	68,188	69,624
Trust, Series 1993-163, Class ZB 7.000%, due 09/25/23	24,280	25,432
Trust, Series 1994-023, Class PX 6.000%, due 08/25/23	500,586	524,637
Trust, Series 1998-M7, Class Z 6.390%, due 05/25/36	771,496	805,007
Trust, Series 1999-W4, Class A9 6.250%, due 02/25/29	1,221,389	1,253,833
GNMA REMIC, Trust, Series 2000-009, Class FG 0.929%, due 02/16/30[3]	188,740	188,239
Trust, Series 2002-031, Class FW 0.729%, due 06/16/31[3]	196,816	194,613
Trust, Series 2003-98, Class Z 6.000%, due 11/20/33	13,623,724	14,176,687
Trust, Series 2005-26, Class ZA 5.500%, due 01/20/35	5,923,737	5,876,609
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 0.520%, due 03/06/20[3,4]	2,145,574	1,590,285

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.541%, due 09/25/35	$3,120,173	$2,564,003
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1 5.142%, due 07/19/35[3]	961,634	583,961
Housing Security, Inc., Series 1992-8, Class B 4.823%, due 06/25/24[3]	431,365	426,576
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3 5.336%, due 05/15/47	5,200,000	3,317,044
Series 2007-CB19, Class A4 5.746%, due 02/12/49[3]	3,200,000	2,048,924
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.442%, due 01/20/17[3]	486,951	490,088
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 5.172%, due 12/12/49	7,900,000	5,455,664
Series 2007-5, Class A4 5.378%, due 08/12/48	1,600,000	817,588
Series 2007-6, Class A4 5.485%, due 03/12/51[3]	7,585,000	4,730,054
Series 2007-8, Class A3 5.957%, due 08/12/49[3]	11,500,000	7,934,787
Morgan Stanley Capital I, Series 2006-HQ9, Class A4 5.731%, due 07/12/44	1,900,000	1,356,563
Series 2006-IQ12, Class A4 5.332%, due 12/15/43	3,100,000	2,123,630
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.839%, due 12/25/36[3]	2,248,674	999,212
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	1,537,654	1,437,102
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	1,428,393
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	662,915	706,665
Series 2000-20K, Class 1 7.220%, due 11/01/20	772,746	835,159
Series 2001-P10B, Class 1 6.344%, due 08/10/11	657,008	677,678
Series 2002-20K, Class 1 5.080%, due 11/01/22	3,310,725	3,423,009

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2003-20I, Class 1 5.130%, due 09/01/23	$614,518	$640,706
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,752,885	1,800,655
Series 2004-P10A, Class 1 4.504%, due 02/10/14	4,171,855	4,106,901
Series 2005-20H, Class 1 5.110%, due 08/01/25	2,211,192	2,293,512
Series 2007-20D, Class 1 5.320%, due 04/01/27	6,395,909	6,646,004
Structured ARM Loan Trust, Series 2004-8, Class 3A 4.895%, due 07/25/34	1,664,805	1,249,819
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.689%, due 09/19/32[3]	536,249	379,828
Series 2006-AR3, Class 11A1 0.599%, due 04/25/36[3]	2,477,553	1,000,353
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	2,954,408	2,385,744
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572%, due 10/15/48	7,100,000	5,016,898
Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A 3.453%, due 06/25/42[3]	91,687	65,984
Series 2005-AR1, Class A1A 0.709%, due 01/25/45[3]	207,497	104,817
Series 2005-AR2, Class 2A1A 0.699%, due 01/25/45[3]	259,572	133,780
Series 2006-AR7, Class 3A 4.655%, due 07/25/46[3]	3,460,520	2,792,543
Series 2006-AR9, Class 1A 3.053%, due 08/25/46[3]	2,532,806	903,378
Series 2006-AR9, Class 2A 4.655%, due 08/25/46[3]	1,907,072	1,001,074
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.706%, due 12/25/33[3]	2,276,559	1,928,976
Series 2004-CC, Class A1 4.951%, due 01/25/35[3]	759,534	626,943
Series 2006-AR2, Class 2A1 4.950%, due 03/25/36	3,620,795	2,469,982
Total collateralized mortgage obligations (cost—$267,573,522)		235,744,518

Security description	Face amount[1]	Value
Asset-backed securities—4.13%
Accredited Mortgage Loan Trust, Series 2006-2, Class A1 0.429%, due 09/25/36[3]	$211,365	$207,407
Chase Issuance Trust, Series 2008-A13, Class A13 3.496%, due 09/15/15[3]	2,200,000	2,062,739
Citibank Omni-S Master Trust, Series 2002-2, Class A 0.553%, due 04/16/13[3]	2,000,000	1,968,126
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1 0.419%, due 01/25/46[3]	84,534	83,685
Series 2007-5, Class 2A1 0.489%, due 03/25/37[3]	1,615,108	1,424,152
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[7]	800,000	411,274
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.153%, due 09/15/29[3]	60,720	41,136
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.233%, due 01/15/11[3]	399,277	385,517
Series 2008-C, Class A3 1.753%, due 06/15/12[3]	4,300,000	3,841,447
Franklin Auto Trust, Series 2008-A, Class A2 1.359%, due 10/20/11[3]	621,587	603,895
Fremont Home Loan Trust, Series 2006-A, Class 2A2 0.489%, due 05/25/36[3]	179,044	174,718
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A 0.439%, due 05/25/37[3]	773,303	746,180
Series 2006-RM2, Class A2A 0.419%, due 05/25/37[3]	3,411	3,377
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	436,000	380,036
Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A 0.429%, due 07/25/36[3]	1,638	1,622
New Century Home Equity Loan Trust, Series 2006-2, Class A2A 0.459%, due 08/25/36[3]	24,233	23,943
SLC Student Loan Trust, Series 2008-2, Class A2 2.446%, due 06/15/17[3]	8,300,000	7,724,187
SLM Student Loan Trust, Series 2008-9, Class A 2.660%, due 04/25/23[3]	7,777,174	7,359,151
Total asset-backed securities (cost—$29,644,656)		27,442,592

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Corporate notes—38.35%
Airlines—0.45%
Northwest Airlines, Series 2000-1, Class G 7.152%, due 04/01/21[3]	$4,188,239	$2,973,650
United Air Lines 1991 Equipment Trust 10.360%, due 11/27/12[5,8]	233,629	1,203
		2,974,853
Automobiles—0.50%
DaimlerChrysler N.A. Holding 2.426%, due 03/13/09[3]	2,900,000	2,840,248
6.500%, due 11/15/13	500,000	478,989
		3,319,237
Banking-non-US—4.77%
ANZ National International 6.200%, due 07/19/13[4]	4,200,000	4,071,165
Bank of Scotland Group PLC 2.253%, due 12/08/10[3,4]	200,000	184,747
Barclays Bank PLC 5.450%, due 09/12/12	4,400,000	4,390,060
BNP Paribas 5.186%, due 06/29/15[4,9,10]	3,100,000	1,407,012
Credit Agricole 2.231%, due 05/28/10[3,4]	6,800,000	6,720,726
6.637%, due 05/31/17[4,9,10]	900,000	319,675
HBOS PLC 6.750%, due 05/21/18[4]	500,000	441,695
HSBC Holdings PLC 6.500%, due 05/02/36	2,300,000	2,098,446
6.500%, due 09/15/37	5,900,000	5,381,750
Lloyds Banking Group PLC 6.657%, due 05/21/37[5,9,10]	2,400,000	453,377
Resona Bank Ltd. 5.850%, due 04/15/16[4,9,10]	2,900,000	1,551,419
Royal Bank of Scotland Group PLC 7.640%, due 09/29/17[9,10]	5,500,000	852,335
Santander Perpetual 6.671%, due 10/24/17[4,9,10]	6,700,000	3,788,964
		31,661,371
Banking-US—9.90%
American Express, Federal Savings Bank 0.406%, due 06/12/09[3]	2,000,000	1,955,762
Bank of America Corp. 5.750%, due 12/01/17	9,600,000	8,757,658
Bank of America N.A. 2.835%, due 05/12/10[3]	700,000	684,415
5.300%, due 03/15/17	3,500,000	3,072,440
6.100%, due 06/15/17	4,400,000	4,037,920
Credit Suisse New York, MTN 5.000%, due 05/15/13	7,300,000	7,071,481

Security description	Face amount[1]		Value
Corporate notes—(continued)
Banking-US—(concluded)
HSBC Bank USA 6.000%, due 08/09/17		$4,900,000	$4,810,722
JP Morgan Chase Bank N.A. 6.000%, due 10/01/17		400,000	389,707
National City Corp. 4.000%, due 02/01/11		1,800,000	1,631,250
Wachovia Corp. 5.250%, due 08/01/14		900,000	801,811
5.300%, due 10/15/11		5,000,000	5,082,190
Wachovia Corp. MTN 5.500%, due 05/01/13		12,000,000	12,367,956
Wells Fargo Co. 5.625%, due 12/11/17[11]		15,400,000	15,085,901
			65,749,213
Diversified financials—8.23%
American Express Co. 6.150%, due 08/28/17		7,100,000	6,676,982
American Express Credit Co. MTN 0.508%, due 03/02/09[3]		600,000	599,911
1.801%, due 05/27/10[3]		1,400,000	1,309,266
CIT Group, Inc. 2.303%, due 06/08/09[3]		3,300,000	3,211,339
General Electric Capital Corp. 5.500%, due 09/15/67[3,4]	EUR	5,000,000	3,427,957
5.875%, due 01/14/38[11]		5,400,000	4,294,609
Goldman Sachs Group, Inc. 5.250%, due 10/15/13		400,000	375,237
5.625%, due 01/15/17		1,800,000	1,501,907
6.150%, due 04/01/18[11]		1,000,000	913,136
6.250%, due 09/01/17		14,400,000	13,323,874
JP Morgan Chase & Co. 6.000%, due 01/15/18[11]		6,400,000	6,426,093
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[8]		4,500,000	630,000
Macquarie Bank Ltd. 2.600%, due 01/20/12[4]		900,000	897,107
Merrill Lynch & Co. 6.050%, due 08/15/12		1,500,000	1,458,414
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		8,200,000	7,894,271
Sumitomo Mitsui Banking 5.625%, due 10/15/15[4,9,10]		2,300,000	1,708,290
			54,648,393
Diversified manufacturing—0.87%
General Electric Co. 5.250%, due 12/06/17		6,100,000	5,772,277
Electric utilities—0.24%
PSE&G Power LLC 5.000%, due 04/01/14[11]		1,800,000	1,607,101

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Corporate notes—(continued)
Financial services—5.54%
Bear Stearns Co., Inc. 1.404%, due 01/31/11[3]		$900,000	$844,739
6.400%, due 10/02/17		7,300,000	7,342,537
7.250%, due 02/01/18		3,500,000	3,725,578
Citigroup Funding, Inc., MTN 3.556%, due 05/07/10[3]		4,800,000	4,500,878
Citigroup, Inc. 1.496%, due 12/28/09[3]		600,000	584,611
2.326%, due 05/18/11[3]		700,000	605,564
3.849%, due 05/15/18[3]		900,000	642,627
5.125%, due 12/12/18	GBP	2,390,000	2,382,553
Countrywide Financial Corp. MTN 5.800%, due 06/07/12[11]		3,400,000	3,342,234
General Motors Acceptance Corp. LLC 3.399%, due 05/15/09[3]		1,000,000	935,000
7.250%, due 03/02/11[11]		1,300,000	949,162
Morgan Stanley 2.498%, due 02/09/09[3]		900,000	899,977
2.556%, due 05/07/09[3]		1,700,000	1,667,620
Morgan Stanley MTN 6.000%, due 04/28/15		6,900,000	6,253,332
SLM Corp. 2.196%, due 03/15/11[3]		2,600,000	2,138,867
			36,815,279
Insurance—2.25%
American International Group 8.175%, due 05/15/58[3,4]		6,400,000	2,375,610
8.250%, due 08/15/18[4]		5,700,000	4,670,152
8.625%, due 05/22/38[3]	GBP	1,600,000	695,616
Metropolitan Life Global Funding I 2.189%, due 05/17/10[3,4]		500,000	450,991
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	5,170,722
Progressive Corp. 6.700%, due 06/15/37[3]		2,800,000	1,577,467
			14,940,558
Media—0.72%
Echostar DBS Corp. 7.000%, due 10/01/13		400,000	380,000
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,490,982
Time Warner, Inc. 5.500%, due 11/15/11		3,000,000	2,927,883
			4,798,865
Oil refining—0.03%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	222,771

Security description	Face amount[1]	Value
Corporate notes—(concluded)
Oil services—2.10%
Cameron International Corp. 6.375%, due 07/15/18	$8,400,000	$7,187,737
El Paso Corp. 7.000%, due 06/15/17[11]	3,500,000	3,202,500
Gaz Capital (Gazprom) 7.288%, due 08/16/37[4]	2,600,000	1,612,000
Suncor Energy, Inc. 6.100%, due 06/01/18	1,000,000	864,574
6.850%, due 06/01/39	1,500,000	1,089,692
		13,956,503
Paper & packaging—0.29%
Georgia-Pacific LLC 7.125%, due 01/15/17[4]	2,100,000	1,916,250
Pharmaceuticals—0.37%
Astrazeneca PLC 5.900%, due 09/15/17	2,300,000	2,474,294
Retail—0.43%
CVS Caremark Corp. 2.503%, due 06/01/10[3]	1,700,000	1,621,309
Kroger Co. 6.400%, due 08/15/17	1,200,000	1,216,475
		2,837,784
Road & rail—0.19%
Burlington Northern Santa Fe Corp. 6.150%, due 05/01/37	1,400,000	1,257,319
Software—0.23%
Oracle Corp. 5.750%, due 04/15/18	1,500,000	1,560,687
Telecommunication services—1.05%
Embarq Corp. 6.738%, due 06/01/13	1,300,000	1,235,000
Telefonica Emisones SAU 1.825%, due 06/19/09[3]	2,800,000	2,773,260
Verizon Communications 5.550%, due 02/15/16	2,100,000	2,076,648
Verizon North, Inc. 5.634%, due 01/01/21[5,12]	1,000,000	865,580
		6,950,488
Tobacco—0.19%
Reynolds American, Inc. 7.250%, due 06/15/37	1,600,000	1,234,229
Total corporate notes (cost—$295,373,720)		254,697,472

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Loan assignments[3]—1.86%
Diversified financials—0.62%
Chrysler Financial Term Loan 6.000%, due 08/03/12		$6,299,106	$3,464,508
First Data Corp. B2 Loan 3.139%, due 09/24/14		930,990	592,343
3.159%, due 09/24/14		58,985	37,529
			4,094,380
Electric utilities—0.45%
NRG Energy, Inc. Term Loan 1.359%, due 02/01/13		1,208,715	1,015,320
NRG Energy, Inc. Term Loan B 2.959%, due 02/01/13		2,147,566	1,987,572
			3,002,892
Forest products—0.20%
Koch Forest Products, Inc. 2.409%, due 12/20/12		102,150	88,423
3.689%, due 12/20/12		1,416,666	1,226,302
			1,314,725
Health care—0.27%
Community Health Systems, Inc. Delay-Draw Term Loan 2.720%, due 07/25/14		31,923	26,921
Community Health Systems, Inc. Term Loan 4.439%, due 07/30/16		114,226	96,327
4.446%, due 07/25/14		821,753	692,984
Community Health Systems Inc. Term Loan B 3.404%, due 02/28/12		15,962	13,461
HCA, Inc. Loan 3.709%, due 11/16/13		1,187,879	969,784
			1,799,477
Media—0.27%
Cablevision Term Loan B 2.083%, due 03/30/13		1,976,464	1,787,876
Publishing—0.05%
Idearc, Inc. Term Loan B 3.460%, due 11/09/14		1,031,684	350,773
3.460%, due 11/17/14		46,316	15,738
			366,511
Total loan assignments (cost—$16,425,515)			12,365,861
Non-US government obligations—5.14%
Bundesrepublik Deutschland 4.250%, due 07/04/39	EUR	800,000	1,087,736
Federal Republic of Brazil 10.250%, due 01/10/28	BRL	18,000,000	7,351,293
Ontario Province 5.000%, due 12/01/38	CAD	6,300,000	5,058,547
6.500%, due 03/08/29	CAD	3,400,000	3,281,967
8.500%, due 12/02/25	CAD	10,500,000	11,913,272

Security description	Face amount[1]	Value
Non-US government obligations—(concluded)
United Mexican States 5.950%, due 03/19/19[11]	$5,600,000	$5,448,800
Total non-US government obligations (cost—$38,524,297)		34,141,615
Municipal bonds and notes—3.48%
Education—1.35%
California Educational Facilities Authority Revenue (Clairmont McKenna College) 5.000%, due 01/01/38	200,000	188,350
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19	300,000	325,911
Keller Independent School District School Building (PSF-GTD) 4.750%, due 08/15/30	1,300,000	1,257,399
Los Angeles Unified School District Refunding, Series A-1 (MBIA Insured) 4.500%, due 07/01/25	3,200,000	2,904,000
4.500%, due 01/01/28	3,800,000	3,307,178
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	99,346
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (FSA Insured) 4.980%, due 01/01/21[13]	1,600,000	922,896
		9,005,080
Tobacco—0.69%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	286,175
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	691,064
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	133,518

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Tobacco—(concluded)
Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series B 6.375%, due 05/15/30	$3,030,000	$3,462,532
		4,573,289
Utilities—1.44%
New York City Municipal Finance Authority Water & Sewer Systems Revenue, Second Generation Resolution, Series AA 5.000%, due 06/15/37	2,800,000	2,626,596
New York City Municipal Finance Authority Water & Sewer Systems Revenue, Series D 4.750%, due 06/15/38	3,200,000	2,853,024
New York City Municipal Water Finance Authority Water & Sewer Revenue Fiscal 2008, Series A 5.000%, due 06/15/38	800,000	759,848
New York City Municipal Water Finance Authority Water & Sewer Revenue, Series DD 5.000%, due 06/15/37	100,000	93,807
Salt River Project Agriculture Improvement & Power District Electric Systems Revenue, Series A 5.000%, due 01/01/38	300,000	291,501
Tennessee Valley Authority 5.375%, due 04/01/56	2,700,000	2,916,905
		9,541,681
Total municipal bonds and notes (cost—$23,829,526)		23,120,050
Preferred stocks[14]—0.69%
Banking-US—0.69%
Bank of America Corp.	1,000	504,500
Wells Fargo & Co.	6,400	4,076,800
Total preferred stocks (cost—$4,394,620)		4,581,300

Security description	Face amount[1]		Value
Short-term US government and agency obligations[15]—2.05%
Federal Home Loan Bank 0.202%, due 02/24/09		$1,000,000	$999,871
US Treasury Bills 0.030%, due 02/19/09		5,780,000	5,779,913
0.185%, due 04/09/09		6,850,000	6,847,642
Total short-term US government and agency obligations (cost—$13,627,426)			13,627,426
Repurchase agreement—1.68%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $11,400,000 US Treasury Bills, zero coupon due 05/15/09; (value—$11,392,020); proceeds: $11,166,009 (cost—$11,166,000)		11,166,000	11,166,000
	Notional amount[1]
Options*—0.70%
Call options purchased—0.70%
3 Month LIBOR Interest Rate Swap, strike @ 4.120%, expires 03/16/09[16]	EUR	155,000,000	4,165,717
Japanese Yen Options, strike @ 104.00, expires 03/17/10[5]		2,700,000	485,657
			4,651,374
Put options purchased—0.00%
Japanese Yen Options, strike @ 104.00, expires 03/17/10[5]		2,700,000	28,777
Total options (cost—$559,057)			4,680,151

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—5.26%
Money market fund[17]—5.26%
UBS Private Money Market Fund LLC,[18] 0.887% (cost—$34,957,045)	34,957,045	$34,957,045
Total investments before investments sold short (cost—$820,958,310)— 111.75%		742,240,310

Security description	Face amount[1]	Value
Investments sold short—(2.47)%
FHLMC TBA** 5.500%, TBA (proceeds—$16,533,750)— (2.47)%	$(16,000,000)	$(16,370,000)
Liabilities in excess of other assets—(9.28)%		(61,665,903)
Net assets—100.00%		$664,204,407

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $820,958,310; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$13,892,734
Gross unrealized depreciation	(92,610,734)
Net unrealized depreciation	$(78,718,000)

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by these organizations.

1  In US Dollars unless otherwise indicated.

2  Entire amount pledged as collateral for investments sold short.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.35% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Illiquid securities representing 0.35% of net assets as of January 31, 2009.

6  Inverse variable rate security. The interest rate shown is the current rate as of January 31, 2009.

7  Step-up bond that converts to the noted fixed rate at a designated future date.

8  Bond interest in default.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Variable rate security. The interest rate shown is the current rate as of January 31, 2009, and resets at the next call date.

11  Security, or portion thereof, was on loan at January 31, 2009.

12  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.13% of net assets as of January 31, 2009, is considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/09	Value as a percentage of net assets
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	$1,000,000	0.15%	$865,580	0.13%

13  Zero coupon bond; interest rate represents annualized yield at date of purchase.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Rates shown are the discount rates at date of purchase.

16  3 Month LIBOR (EUR on London Interbank Offered Rate) at January 31, 2009 was 2.091%.

17  Rate shown reflects yield at January 31, 2009.

18  The table below details the Portfolios's transaction activity in an affiliated issuer for the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$4,558,411	$101,215,760	$70,817,126	$34,957,045	$30,240

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

ABS  Asset-backed Security

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2009.

BRL  Brazilian Real

CAD  Canadian Dollar

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GS  Goldman Sachs

GTD  Guaranteed

MBIA  Municipal Bond Investors Assurance

MTN  Medium Term Note

PSF  Permanent School Fund

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options

Number of contracts (000)		Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
34,000		EUR	3 Month LIBOR[16] Interest Rate Swap, strike @ 4.25%	03/16/09	$331,355	$2,356,908	$(2,025,553)
1,000		USD	Japanese Yen Options, strike @ 104.00[5]	03/17/10	52,625	179,873	(127,248)
					$383,980	$2,536,781	$(2,152,801)
			Put options written
17,800		USD	3 Month LIBOR[19] Interest Rate Swap, strike @ 5.100%	03/16/09	$140,620	$0	$140,620
1		USD	90 Day Euro Dollar Futures, strike price @ 97.25	03/16/09	259,673	33,938	225,735
0	[20]	USD	90 Day Euro Dollar Futures, strike price @ 98.50	03/16/09	31,680	34,400	(2,720)
8,000		USD	FNMA 5.000% Options, strike @ 101.50[5]	02/26/09	31,875	31,875	0
19,000		USD	FNMA 5.000% Options, strike @ 102.00[5]	02/26/09	86,094	86,094	0
1,000		USD	Japanese Yen Options, strike @ 104.00[5]	03/10/10	52,625	10,658	41,967
					$602,567	$196,965	$405,602
					$986,547	$2,733,746	$(1,747,199)

19  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2009 was 1.184%.

20  Amount represents less than 500 contracts.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
43	GBP	90 Day Sterling Interest Rate Futures	December 2010	$7,482,383	$7,550,368	$67,985
2,159	USD	90 Days Euro Dollar Futures	December 2010	526,798,750	526,553,112	(245,638)
14	USD	US Treasury Note 5 Year Futures	March 2009	1,646,789	1,654,406	7,617
				$535,927,922	$535,757,886	$(170,036)
		Sale contracts		Proceeds
53	GBP	90 Day Sterling Futures	December 2009	$14,327	$0	$14,327
						$(155,709)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Brazilian Real	3,966,048	USD	1,758,000	02/03/09	$48,498
Brazilian Real	20,136,216	USD	8,478,618	02/03/09	(200,785)
Brazilian Real	3,966,048	USD	1,757,460	02/03/09	47,956
Brazilian Real	20,136,216	USD	8,564,958	06/02/09	168,574
Brazilian Real	3,966,048	USD	1,657,354	06/02/09	3,594
Chinese Yuan Renminbi	23,146,015	USD	3,488,713	07/15/09	164,815
Chinese Yuan Renminbi	103,000	USD	14,184	07/15/09	(607)
Chinese Yuan Renminbi	105,000	USD	14,529	07/15/09	(550)
Chinese Yuan Renminbi	106,000	USD	14,642	07/15/09	(580)
Chinese Yuan Renminbi	250,105	USD	34,381	07/15/09	(1,535)
Euro	8,721,000	USD	11,894,485	02/12/09	729,660
Great Britain Pound	779,000	USD	1,113,861	02/02/09	(15,066)
Great Britain Pound	890,000	USD	1,209,935	02/26/09	(79,385)
Great Britain Pound	1,096,000	USD	1,604,191	02/26/09	16,444
Great Britain Pound	7,454,000	USD	11,270,059	02/26/09	471,643
Japanese Yen	90,531,000	USD	965,520	03/05/09	(42,777)
Malaysian Ringgit	3,525,576	USD	965,118	02/12/09	(11,790)
Malaysian Ringgit	4,064,816	USD	1,113,038	02/12/09	(13,288)
Malaysian Ringgit	2,928,393	USD	800,107	04/14/09	(10,351)
Malaysian Ringgit	3,033,407	USD	827,669	04/14/09	(11,852)
Mexican Peso	104,977,300	USD	7,475,685	05/19/09	314,171
Philippine Peso	116,621,700	USD	2,266,259	02/06/09	(195,015)
Philippine Peso	60,371,500	USD	1,138,011	05/06/09	(125,105)
Philippine Peso	3,000,000	USD	62,073	12/24/10	(1,241)
Russian Ruble	156,287,460	USD	5,406,000	05/06/09	1,387,877
Singapore Dollar	5,359,714	USD	3,621,428	04/14/09	71,975
Singapore Dollar	367,716	USD	257,847	12/24/10	12,794
Taiwan Dollar	129,778,700	USD	3,851,000	02/09/09	(8,405)
Taiwan Dollar	2,566,800	USD	77,853	05/08/09	1,836
United States Dollar	8,827,802	BRL	20,136,216	02/03/09	(148,398)
United States Dollar	1,713,196	BRL	3,966,048	02/03/09	(3,692)

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	1,712,308	BRL	3,966,048	02/03/09	$(2,805)
United States Dollar	974,780	CAD	1,197,000	02/26/09	1,122
United States Dollar	894,000	CNY	5,747,615	07/15/09	(68,610)
United States Dollar	991,000	CNY	6,366,004	07/15/09	(76,806)
United States Dollar	1,800,000	CNY	11,596,500	07/15/09	(134,678)
United States Dollar	305,508	EUR	227,000	02/12/09	(14,897)
United States Dollar	1,723,711	EUR	1,287,000	02/12/09	(76,064)
United States Dollar	4,346,995	EUR	3,345,000	02/12/09	(64,649)
United States Dollar	4,207,103	GBP	2,830,000	02/26/09	(107,356)
United States Dollar	1,113,378	GBP	779,000	02/26/09	15,139
United States Dollar	275,000	JPY	24,686,585	03/05/09	(51)
United States Dollar	1,944,992	MXN	28,110,000	05/19/09	(27,338)
United States Dollar	1,195,818	MXN	17,270,000	05/19/09	(17,665)
United States Dollar	573,192	MYR	2,027,735	02/12/09	(11,324)
United States Dollar	705,174	MYR	2,460,000	02/12/09	(23,529)
United States Dollar	870,000	MYR	3,102,658	02/12/09	(10,280)
United States Dollar	260,000	MYR	910,910	04/14/09	(7,898)
United States Dollar	310,000	MYR	1,084,380	04/14/09	(9,889)
United States Dollar	530,000	MYR	1,863,480	04/14/09	(14,266)
United States Dollar	590,000	MYR	2,103,030	04/14/09	(7,968)
United States Dollar	260,609	PHP	11,700,000	02/06/09	(13,683)
United States Dollar	978,104	PHP	46,640,000	02/06/09	6,223
United States Dollar	314,329	PHP	14,080,000	02/06/09	(17,174)
United States Dollar	436,310	PHP	19,801,700	02/06/09	(18,399)
United States Dollar	99,256	PHP	4,400,000	02/06/09	(6,395)
United States Dollar	351,244	PHP	15,700,000	02/06/09	(19,899)
United States Dollar	97,065	PHP	4,300,000	02/06/09	(6,315)
United States Dollar	37,135	PHP	1,825,200	05/06/09	1,052
United States Dollar	930,000	PHP	44,966,300	05/06/09	10,803
United States Dollar	280,000	PHP	13,580,000	05/06/09	4,126
United States Dollar	67,024	PHP	3,000,000	12/24/10	(3,710)
United States Dollar	6,255,261	RUB	152,644,000	05/06/09	(2,330,810)
United States Dollar	109,578	RUB	3,643,460	05/06/09	(15,905)
United States Dollar	1,950,000	SGD	2,862,210	07/30/09	(53,408)
United States Dollar	1,651,862	SGD	2,488,200	07/30/09	(3,101)
United States Dollar	266,499	SGD	367,716	12/24/10	(21,446)
United States Dollar	1,044,504	TWD	31,900,000	02/09/09	(95,850)
United States Dollar	77,495	TWD	2,566,800	02/09/09	(1,163)
United States Dollar	716,154	TWD	21,900,000	02/09/09	(64,884)
United States Dollar	379,892	TWD	11,600,000	02/09/09	(34,927)
United States Dollar	2,001,967	TWD	61,811,900	02/09/09	(163,783)
					$(939,045)

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Currency type abbreviations:

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysian Ringgit

PHP  Philippine Peso

RUB  Russian Ruble

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	89.8%
Canada	3.0
United Kingdom	2.2
France	1.1
Brazil	1.0
Spain	0.9
Mexico	0.7
New Zealand	0.5
Japan	0.4
Luxembourg	0.2
Germany	0.1
Australia	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares returned 3.46% (before the deduction of the maximum UBS PACE Select program fee; and returned 2.69% after the deduction of the maximum UBS PACE Select program fee for the six month period). In comparison, the Barclays Capital US Municipal 3-15 Year Blend Index (formerly known as the Lehman Brothers US Municipal 3-15 Year Blend Index, the "benchmark") returned 4.31%, and the median return of the Lipper Intermediate Municipal Debt Funds category was 1.90%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 58. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period, primarily due to an underweight to pre-refunded bonds, which were strong performers during the period.

The Portfolio delivered a positive return as high grade municipal bonds rallied in tandem with the Treasury market, albeit to a lesser degree. However, the Portfolio lagged its benchmark on a relative basis. Compared to its benchmark, the Portfolio maintained a strategic overweight toward revenue bonds and an underweight to Treasury-backed pre-refunded bonds. On the heels of heavy demand from risk-averse retail investors, pre-refunded bonds were the top-performing sector during the reporting period, as investors found value in yields that reached one to two times more than similar duration taxable Treasury bonds, and the Portfolio's underweight to this area detracted from results.

A supply/demand imbalance, driven largely by the lack of demand from institutional investors, such as broker/dealers, leveraged players and mutual funds, significantly weakened liquidity for most revenue bond sectors. Therefore, our overweight to revenue bonds was not rewarded. In particular, our hospital (overweight 2%) and airport (4% overweight) bonds struggled with the loss of the bond insurers' triple-A ratings.

Corporate-backed municipal securities declined especially sharply, mirroring activity in the investment grade corporate bond market. Notably, prepaid natural gas bonds, backed by financial firms, and tobacco securitization bonds were punished as spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturities—moved wider. However, our emphasis on essential

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

service areas, including water/sewer, utility and education bonds, was a plus and helped mitigate our exposure, as these issues benefited from the backing of these steady sources of revenue.

From a state allocation perspective, the Portfolio benefited from being underweight tax-backed bonds from the geographic areas most negatively impacted by the economic recession, the housing decline and turmoil on Wall Street. For example, New York City and California underweights were positive for the Portfolio's relative performance. Mitigating the state impact was an overweight position to Puerto Rico general obligation bonds, which lagged other higher-grade state issuers. Elsewhere, the Portfolio benefited from being overweight Texas Permanent School Fund bonds, which performed strongly relative to other states.

In the relatively volatile interest rate environment, the Portfolio's strategic underweight (30% versus 42% for the benchmark) toward bonds with call features was beneficial as these more interest rate sensitive structures lagged noncallable bonds. The Portfolio maintained a relatively neutral duration stance in the volatile interest rate environment. (Duration is a measure of a portfolio's sensitivity to interest rate changes.)

While the Portfolio maintained broad yield curve exposure across two- to 17-year maturities, its lower exposure to longer-duration securities was a plus as these bonds underperformed their shorter-maturity counterparts. The dislocation between long and short bond relative performance—the Barclays Capital 15-Year Municipal Bond Index1 returned 0.96% compared to the Barclays Capital 3-Year Municipal Bond Index2 return of 4.32%—was fueled by the strong concentration of retail demand for shorter maturities. In addition, there was weak institutional demand and forced selling of longer-duration bonds from broker-dealers, mutual funds and other leveraged players.

1  Formerly known as the Lehman Brothers 15-Year Municipal Bond Index

2  Formerly known as the Lehman Brothers 3-Year Municipal Bond Index

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	3.42%	1.89%	2.49%	N/A	3.38%
maximum sales charge	Class B3	2.93%	1.05%	1.71%	N/A	2.79%
or UBS PACE Select	Class C4	3.08%	1.38%	1.97%	N/A	3.13%
program fee	Class Y5	3.46%	2.06%	2.73%	N/A	3.62%
	Class P6	3.46%	2.14%	2.73%	3.50%	4.33%
After deducting	Class A2	-1.21%	-2.69%	1.56%	N/A	2.78%
maximum sales charge	Class B3	-2.07%	-3.87%	1.34%	N/A	2.79%
or UBS PACE Select	Class C4	2.33%	0.64%	1.97%	N/A	3.13%
program fee	Class P6	2.69%	0.62%	1.20%	1.96%	2.78%
Barclays Capital US Municipal 3-15 Year Blend Index[7]		4.31%	3.97%	4.02%	4.84%	5.41%
Lipper Intermediate Municipal Debt Funds median		1.90%	0.66%	2.55%	3.67%	4.38%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -4.96%; 5-year period, 0.78%; since inception, 2.26%; Class B—1-year period, -6.02%; 5-year period, 0.57%; since inception, 2.27%; Class C—1-year period, -1.63%; 5-year period, 1.21%; since inception, 2.64%; Class Y—1-year period, -0.24%; 5-year period, 1.95%; since inception, 3.11%; Class P—1-year period, -1.64%; 5-year period, 0.44%; 10-year period, 1.62%; since inception, 2.48%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—0.96% and 0.93%; Class B—1.84% and 1.68%; Class C—1.47% and 1.43%; Class Y—0.91% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68% and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Municipal 3-15 Year Blend Index (formerly known as the Lehman Brothers US Municipal 3-15 Year Blend Index) is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Weighted average duration	4.9	yrs.
Weighted average maturity	6.1	yrs.
Average coupon	5.21%
Net assets (mm)	$310.8
Number of holdings	162
Portfolio composition[1]	01/31/09
Municipal bonds and notes	98.0%
Tax-free money market fund	1.0
Other assets less liabilities	1.0
Total	100.0%
Top five sectors[1]	01/31/09
Revenue	31.2%
General obligations	21.9
Lease revenue/special revenue	17.5
Insured	12.1
Housing	3.8
Total	86.5%
Top five states[1]	01/31/09
Texas	18.7%
Illinois	8.8
Washington	6.4
Florida	6.1
California	5.7
Total	45.7%
Quality diversification[1]	01/31/09
AAA and agency backed securities	33.8%
AA	34.0
A	11.2
BBB	11.4
Non-rated	7.6
Tax-free money market fund	1.0
Other assets less liabilities	1.0
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—98.04%
Alaska—2.93%
Alaska Housing Finance Corp. General Housing Series C (MBIA Insured) 5.000%, due 12/01/13	$1,110,000	$1,242,612
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[1]	970,000	976,693
Alaska International Airports Revenue Refunding Series A (MBIA Insured) 5.500%, due 10/01/15[1]	3,500,000	3,656,625
North Slope Boro Series A (MBIA Insured) 5.000%, due 06/30/16	2,000,000	2,303,640
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds 4.750%, due 06/01/15	205,000	207,948
Series A, 4.625%, due 06/01/23	885,000	713,248
		9,100,766
Arizona—1.20%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,305,060
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,412,334
		3,717,394
Arkansas—0.00%
Springdale Residential Housing Mortgage Series A (FNMA Collateralized) 7.650%, due 09/01/11	2,070	2,121
California—5.67%
California State 5.000%, due 03/01/17	2,000,000	2,149,220
5.000%, due 08/01/19	3,000,000	3,131,010
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28	1,000,000	949,120

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Revenue St. Joseph Series F (FSA Insured) 5.250%, due 07/01/18	$1,500,000	$1,642,815
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset- Backed Senior Series A-1 4.500%, due 06/01/27	6,400,000	4,689,472
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Enhanced Asset- Backed Series A (AMBAC Insured) 5.000%, due 06/01/20	1,200,000	1,119,072
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Series 2003-A-1 (Pre-refunded with Agency Securities to 06/01/13 @ 100) 6.750%, due 06/01/39	2,500,000	2,982,750
Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity) 6.750%, due 03/01/10	195,000	201,525
6.800%, due 05/01/10	95,000	99,066
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset- Backed Bonds Series A-1 4.750%, due 06/01/23	895,000	654,388
		17,618,438
Delaware—0.57%
Delaware State Series 2009B 5.000%, due 01/01/17	1,500,000	1,777,350
District of Columbia—0.34%
Metropolitan Airport Authority System Refunding Series A (FGIC Insured) 5.750%, due 10/01/14[1]	1,000,000	1,055,970
Florida—6.10%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (MBIA Insured) 5.000%, due 03/01/14	2,000,000	2,087,780

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (MBIA Insured) 5.000%, due 04/01/14	$1,065,000	$1,180,244
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/21	2,000,000	2,159,580
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,074,176
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,284,400
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (FSA Insured) 5.250%, due 10/01/18	2,500,000	2,862,100
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (MBIA-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,435,131
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,180,630
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	1,535,000	1,706,122
		18,970,163
Georgia—1.93%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,216,080
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (FSA Insured) 5.250%, due 01/01/15	2,000,000	2,264,940
Henry County School District Series A 6.450%, due 08/01/11	600,000	643,206
Main Street Natural Gas, Inc. Gas Project Revenue Series B 5.000%, due 03/15/15	1,000,000	881,250
		6,005,476

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Guam—0.34%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	$1,000,000	$1,057,550
Hawaii—0.34%
Hawaii State Harbor Systems Revenue Series A (FSA Insured) 5.000%, due 01/01/13[1]	1,000,000	1,044,400
Idaho—0.19%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	440,000	453,820
Subseries D-3 5.150%, due 07/01/13[1]	135,000	135,898
		589,718
Illinois—8.84%
Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured) 7.250%, due 11/01/09	75,000	78,772
Chicago O'Hare International Airport Revenue Refunding General Airport Third Lien Series B (FGIC Insured) 5.250%, due 01/01/14	1,000,000	1,096,420
Chicago School Finance Authority Refunding Series A (FGIC Insured) 6.250%, due 06/01/09	985,000	999,411
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,736,954
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,098,070
Illinois Development Finance Authority Revenue Refunding Community Rehabilitation Providers Series A 5.900%, due 07/01/09	585,000	585,608
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (FSA Insured) 5.150%, due 01/01/19	2,000,000	2,290,380

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	$660,000	$817,912
Illinois Finance Authority Revenue Swedish America Hospital (AMBAC Insured) 5.000%, due 11/15/11	1,170,000	1,206,761
Illinois Health Facilities Authority Revenue Advocate Network (Escrowed to Maturity) 6.000%, due 11/15/10	1,250,000	1,363,150
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (MBIA Insured) 5.000%, due 08/15/12	2,000,000	2,108,640
Illinois Health Facilities Authority Revenue Unrefunded Balance Advocate Network 6.000%, due 11/15/10	2,740,000	2,898,208
Illinois Municipal Electric Agency Power Supply Refunding Series C (FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,352,352
Regional Transportation Authority Series A (FSA Insured) 5.750%, due 06/01/18	3,000,000	3,605,010
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,242,060
		27,479,708
Indiana—2.41%
Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated Credit Series A (Mandatory Put 04/01/10 @ 100) 5.000%, due 10/01/27	5,000,000	5,134,600
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,334,381
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.250%, due 01/01/13[1]	1,000,000	1,034,620
		7,503,601
Iowa—2.99%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	3,310,000	3,630,838

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Iowa—(concluded)
Tobacco Settlement Authority Asset-Backed Revenue Bonds Series B (Pre-refunded with Agency Securities to 06/01/11 @ 101) 5.600%, due 06/01/35	$5,175,000	$5,667,350
		9,298,188
Kentucky—0.51%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (FSA Insured) 5.750%, due 07/01/13[1]	1,505,000	1,585,563
Louisiana—1.89%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	1,090,000	1,054,586
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,093,811
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (FSA Insured) 5.000%, due 01/01/12[1]	1,655,000	1,714,431
		5,862,828
Maryland—0.89%
Maryland Community Development Administration Department Housing & Community Development Series D 4.650%, due 09/01/22[1]	3,000,000	2,771,610
Massachusetts—4.81%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	2,000,000	2,218,160
Series B 5.250%, due 07/01/21	6,000,000	6,932,100

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	$1,000,000	$1,079,900
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,058,390
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	1,761,120
Massachusetts State Housing Finance Agency Series D 3.900%, due 12/01/17[1]	2,000,000	1,898,820
		14,948,490
Michigan—2.32%
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (MBIA Insured) 5.500%, due 07/01/32[3]	2,000,000	2,122,020
Detroit Sewer Disposal Revenue Senior Lien Series A (FSA Insured) 5.250%, due 07/01/19	2,500,000	2,637,450
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,441,104
		7,200,574
Minnesota—0.01%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	20,000	21,929
Missouri—3.36%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (FSA Insured) 5.000%, due 11/15/16	2,000,000	2,155,260
5.000%, due 11/15/17	2,500,000	2,681,900
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,351,900

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[1]	$2,075,000	$2,157,377
St. Louis Airport Revenue Lambert International Airport Series A (FSA Insured) 5.000%, due 07/01/13	1,000,000	1,092,140
		10,438,577
Nevada—1.19%
Clark County Pollution Control Revenue Refunding Series C (Mandatory Put 03/02/09 @ 100) 3.250%, due 06/01/31[1,3]	2,000,000	1,997,100
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,701,525
		3,698,625
New Jersey—0.94%
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,737,930
Tobacco Settlement Financing Corp. (Pre-refunded with US Government Securities to 06/01/13 @ 100) 6.250%, due 06/01/43	750,000	890,663
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	425,000	309,791
		2,938,384
New York—5.47%
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[1]	4,000,000	3,976,040
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[3]	2,000,000	2,113,680

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Dorm Authority Lease Revenue Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[3]	$1,500,000	$1,576,455
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,873,975
New York State Urban Development Corp. Correctional & Youth Facilities Service (Pre-refunded with US Government Securities to 01/01/11 @ 100) Series A 5.500%, due 01/01/17	70,000	76,015
Port Authority of New York & New Jersey (FGIC Insured) 5.000%, due 10/01/13[1]	6,000,000	6,389,640
		17,005,805
North Carolina—0.37%
Iredell County Certificates of Participation Iredell County School Project (FSA Insured) 5.250%, due 06/01/15	1,000,000	1,155,560
Ohio—2.09%
Buckeye Tobacco Settlement Financing Authority Asset- Backed Securities Turbo Series A-2 5.125%, due 06/01/24	2,880,000	2,102,515
Cleveland Waterworks Revenue Refunding First Mortgage Series G (MBIA Insured) 5.500%, due 01/01/13	2,265,000	2,343,029
Franklin County Revenue Refunding Trinity Health Credit Series A 5.000%, due 06/01/11	1,680,000	1,759,061
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[1]	295,000	298,797
		6,503,402
Oklahoma—0.70%
Oklahoma Department of Transportation Revenue Grant Anticipation Notes Series A 5.000%, due 09/01/13	1,000,000	1,122,420

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Oklahoma—(concluded)
Oklahoma Development Finance Authority Revenue St. John Health System 5.000%, due 02/15/16	$1,000,000	$1,066,390
		2,188,810
Pennsylvania—1.60%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (MBIA Insured) 5.750%, due 12/01/15	800,000	877,672
Chester County Hospital Authority Revenue (Escrowed to Maturity) 7.500%, due 07/01/09	10,000	10,293
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	35,000	37,598
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue Refunding Colver Project Series F (AMBAC Insured) 5.000%, due 12/01/12[1]	2,000,000	2,037,360
Pennsylvania State Higher Educational Facilities Authority Revenue Waynesburg Series J-4 (Mandatory Put 05/01/09 @ 100) (PNC Bank N.A. Insured) 3.300%, due 05/01/32[3]	2,000,000	2,003,720
		4,966,643
Puerto Rico—5.29%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,444,770
Series C 5.250%, due 01/01/15[1]	1,000,000	979,080
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,059,942

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (Assured Guaranty FSA) 5.500%, due 07/01/25	$2,000,000	$2,054,480
Puerto Rico Commonwealth Refunding Public Improvement Series A 5.000%, due 07/01/13	1,000,000	974,840
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[3]	1,000,000	950,800
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[3]	3,000,000	2,852,400
Series M (Commonwealth GTD) 5.750%, due 07/01/16	2,000,000	1,970,300
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured) 5.750%, due 08/01/27[3]	4,250,000	4,161,812
		16,448,424
South Carolina—0.07%
South Carolina Housing Finance & Development Authority Mortgage Revenue Series A-2 (FSA Insured) 4.700%, due 07/01/20[1]	225,000	218,914
South Dakota—0.98%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	3,030,000	3,058,785
Tennessee—4.19%
Clarksville Natural Gas Acquisition Corp. Gas Revenue 5.000%, due 12/15/14	2,000,000	1,768,600
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (FGIC/TCRs) 7.700%, due 01/01/12	6,450,000	7,102,353

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—(concluded)
Tennessee Energy Acquisition Corp. Series A 5.000%, due 09/01/11	$2,500,000	$2,344,250
5.000%, due 09/01/13	2,000,000	1,794,500
		13,009,703
Texas—18.70%
Aldine Independent School District School Building (PSF-GTD) 5.000%, due 02/15/19	1,435,000	1,645,687
Cypress-Fairbanks Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/22	2,000,000	2,131,000
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	2,500,000	2,875,100
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (FGIC Insured) 5.750%, due 11/01/13[1]	2,000,000	2,108,540
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	1,993,498
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,321,060
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,353,140
Harris County Health Facilities Development Corp. Hospital Revenue Memorial Hospital System Project Series A (MBIA Insured) 6.000%, due 06/01/12	1,000,000	1,065,650
Harris County Hospital District Revenue Refunding Senior Lien Series A (MBIA Insured) 5.000%, due 02/15/18	1,675,000	1,778,532
Houston Texas Airport Systems Revenue (Escrowed to Maturity) 7.600%, due 07/01/10	95,000	100,243
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (FSA Insured) 5.250%, due 11/15/17	2,500,000	2,912,425
Katy Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,235,960

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Keller Independent School District Refunding (PSF-GTD) 5.000%, due 08/15/16	$1,500,000	$1,727,925
Klein Independent School District Refunding Schoolhouse Series A (PSF-GTD) 5.000%, due 08/01/19	1,530,000	1,754,405
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,952,267
Midlothian Development Authority Tax Increment Contract Revenue Refunding Series A (Radian Insured) 5.000%, due 11/15/14	560,000	537,723
North East Independent School District School Building Series A (PSF-GTD) 5.000%, due 08/01/21	2,000,000	2,186,820
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (FSA Insured) 5.000%, due 09/01/21	1,450,000	1,462,325
5.000%, due 09/01/22	1,400,000	1,385,930
Pasadena Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/19	2,000,000	2,288,780
Pasadena Independent School District School Building (PSF-GTD) 5.000%, due 02/15/14	1,160,000	1,329,093
Red River Authority Pollution Control (MBIA Insured) 4.450%, due 06/01/20	2,500,000	2,164,100
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	3,224,457
San Antonio General Improvement 5.000%, due 02/01/14	3,880,000	4,432,124
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,714,980
Tarrant County Health Facilities Development Corp. Health Systems Revenue Texas Health Resources Systems Series A (Escrowed to Maturity) (MBIA Insured) 5.750%, due 02/15/15	3,000,000	3,600,900

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (MBIA Insured) 6.100%, due 09/01/13[4]	$25,000	$22,716
Tyler Independent School District School Building 5.000%, due 02/15/18[5]	2,165,000	2,482,562
University of Texas Revenue Refunding Financing Systems Series D 5.000%, due 08/15/17	2,000,000	2,327,520
		58,115,462
Utah—0.20%
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	600,000	614,256
Virginia—0.68%
Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured) 6.100%, due 02/01/11[1]	2,000,000	2,102,200
Washington—6.36%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,594,800
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,746,734
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,144,130
King County School District No. 414 Lake Washington (School Board Guaranty) 5.000%, due 12/01/18	1,000,000	1,149,000
Port Seattle Revenue Series B (AMBAC Insured) 5.000%, due 10/01/12[1]	1,425,000	1,466,482
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,054,350

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Washington—(concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,866,040
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	15,000	16,397
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,486,221
5.000%, due 07/01/20	2,625,000	2,935,223
Washington State Unrefunded Balance Series 93-A (FSA Insured) 5.750%, due 10/01/12	1,215,000	1,304,193
		19,763,570
Wisconsin—1.23%
Badger Tobacco Asset Securitization Corp. 5.500%, due 06/01/10	2,150,000	2,171,049
Badger Tobacco Asset Securitization Corp. Asset- Backed Revenue Bonds 5.750%, due 06/01/11	1,640,000	1,658,712
		3,829,761

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Wyoming—0.34%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds (MBIA Insured) 5.000%, due 06/15/13	$1,000,000	$1,057,370
Total municipal bonds and notes (cost—$302,786,368)		304,726,088
	Number of shares
Tax-free money market fund[6]—0.95%
State Street Global Advisors Tax Free Money Market Fund 0.740% (cost—$2,944,446)	2,944,446	2,944,446
Total investments (cost—$305,730,814)— 98.99%		307,670,534
Other assets in excess of liabilities—1.01%		3,133,042
Net assets—100.00%		$310,803,576

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $305,730,814; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,045,944
Gross unrealized depreciation	(7,106,224)
Net unrealized appreciation	$1,939,720

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.45% of net assets as of January 31, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

4  Zero coupon bond; interest rate represents annualized yield at date of purchase.

5  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

6  Rate shown reflects yield at January 31, 2009.

ACA  American Capital Access

AGC  Associated General Contrators

AMBAC  American Municipal Bond Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

CBI  Certificates of Bond Insurance

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

MBIA  Municipal Bond Investors Assurance

MGIC  Mortgage Guaranty Insurance Corporation

PSF  Permanent School Fund

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 8.63% (before the deduction of the maximum UBS PACE Select program fee; and declined 9.32% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index, the "benchmark") declined 5.60%, and the median return of the Lipper Global Income Funds category was -7.32%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 70. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the period, with currency positioning and sector allocation detracting from performance. During the reporting period, we preferred countries with strong economic fundamentals, such as Norway, Denmark, Sweden and Australia. Australia was the best-performing bond market in local currency terms, and our longer-than-benchmark duration position in the country added to performance. (Duration measures a portfolio's sensitivity to interest rate changes.) The Portfolio's overweight position in Eurozone, Danish and Swedish bonds also made a positive contribution to relative performance. In contrast, maintaining a shorter-than-benchmark duration in the US and UK detracted from performance.

The Portfolio's currency positioning also detracted from results during the reporting period. Over much of the period, we had an underweight Japanese yen position, which hurt relative performance as the yen rallied. Long positions in the Norwegian krone and Brazilian real, as well as a long position in the Australian dollar versus the Canadian dollar, subtracted from performance. In contrast, an underweight position in the British pound added to returns.

For most of the period, the Portfolio was positioned in an effort to benefit from steepening government yield curves, given our belief that short-term interest rates would fall and remain low for a considerable period of time as the economic environment deteriorated rapidly. This positioning added to returns.

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Sub-Advisor's comments – concluded

The latter part of 2008 was a period of low performance for nongovernment securities, and investment grade bonds were not immune to the turmoil. Though there was some resilience in the asset class toward the end of the reporting period, events in October and November 2008, including bank failures and government interventions, dominated investor sentiment. We believed that, even though corporate earnings were set to deteriorate further, the response from policymakers was likely to put a floor under further credit spread widening. As such, we thought credit valuations were beginning to look very attractive. In response, we had an overweight exposure to investment grade bonds, which subtracted from the Portfolio's relative returns over the period.

Emerging markets bond spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturities—widened dramatically in late 2008, registering their worst performance since the Russian financial crisis in August 1998. We had only a minimal allocation to emerging markets debt, which subtracted a small amount of value during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-8.82%	-7.62%	2.64%	N/A	5.52%
maximum sales charge	Class B3	-9.09%	-8.32%	1.87%	N/A	4.49%
or UBS PACE Select	Class C4	-9.04%	-8.07%	2.14%	N/A	5.07%
program fee	Class Y5	-8.66%	-7.39%	2.96%	N/A	5.51%
	Class P6	-8.63%	-7.39%	2.89%	3.37%	4.66%
After deducting	Class A2	-12.93%	-11.79%	1.70%	N/A	4.93%
maximum sales charge	Class B3	-13.54%	-12.76%	1.55%	N/A	4.49%
or UBS PACE Select	Class C4	-9.71%	-8.74%	2.14%	N/A	5.07%
program fee	Class P6	-9.32%	-8.77%	1.36%	1.83%	3.10%
Barclays Capital Global Aggregate ex US Index[7]		-5.60%	-3.88%	4.16%	4.36%	5.12%
Citigroup World Government Bond Index (WGBI)SM,8		0.80%	2.28%	5.06%	5.53%	5.83%
Lipper Global Income Funds median		-7.32%	-7.25%	2.88%	4.07%	5.08%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -3.52%; 5-year period, 2.86%; since inception, 5.71%; Class B—1-year period, -4.61%; 5-year period, 2.70%; since inception, 5.27%; Class C—1-year period, -0.21%; 5-year period, 3.30%; since inception, 5.85%; Class Y—1-year period, 1.38%; 5-year period, 4.15%; since inception, 6.31%; Class P—1-year period, -0.24%; 5-year period, 2.51%; 10-year period, 2.32%; since inception, 3.56%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.30% and 1.24%; Class B—2.10% and 2.00%; Class C—1.79% and 1.73%; Class Y—0.94% and 0.88%; and Class P—1.13% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2009 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00% and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P). Effective December 1, 2005, the Portfolio's benchmark was changed to the Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index). The other index that is shown is for supplemental purposes only.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

8  The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Weighted average duration	6.35	yrs.
Weighted average maturity	8.32	yrs.
Average coupon	4.24%
Net assets (mm)	$497.8
Number of holdings	138
Portfolio composition[1]	01/31/09
Long-term global debt securities	88.3%
Futures and forward foreign currency contracts	(1.3)
Cash equivalents and other assets less liabilities	13.0
Total	100.0%
Quality diversification[1]	01/31/09
US government and agency securities	0.6%
AAA	35.5
AA	24.5
A	19.8
BBB	3.9
BB	0.5
Non-rated	3.5
Futures and forward foreign currency contracts	(1.3)
Cash equivalents and other assets less liabilities	13.0
Total	100.0%
Top five countries of origin[1]	01/31/09
Japan	18.0%
United States	14.5
Germany	11.9
United Kingdom	9.4
Netherlands	8.0
Total	61.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Long-term global debt securities—88.26%
Australia—0.34%
Australia & New Zealand Banking Group Ltd. 4.450%, due 02/05/15[2]	EUR	450,000	$540,994
BHP Billiton Finance
4.125%, due 05/05/11	EUR	900,000	1,140,667
			1,681,661
Brazil—0.48%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	1,050,000	1,126,650
11.000%, due 08/17/40	USD	1,000,000	1,248,000
			2,374,650
Canada—1.52%
Government of Canada 4.000%, due 06/01/16		910,000	807,694
5.750%, due 06/01/33		1,640,000	1,734,020
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	5,009,436
			7,551,150
Cayman Islands—0.10%
Pacific Life Funding LLC 5.125%, due 01/20/15	GBP	400,000	503,203
Czech Republic—0.38%
CEZ AS 6.000%, due 07/18/14	EUR	1,500,000	1,900,005
Denmark—5.37%
Dong Energy A/S 3.500%, due 06/29/12	EUR	950,000	1,149,665
Kingdom of Denmark 4.000%, due 11/15/15		11,760,000	2,074,013
4.000%, due 11/15/17		110,320,000	19,347,584
5.000%, due 11/15/13		14,180,000	2,626,606
Nykredit A/S 4.000%, due 01/01/12		8,613,000	1,513,114
			26,710,982
France—7.52%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	902,643
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		4,500,000	5,816,249
Credit Agricole (London) 5.971%, due 01/02/18		2,500,000	3,024,561
Dexia Municipal Agency 4.500%, due 04/27/15		7,500,000	9,637,762
Electricite De France 5.375%, due 05/29/20		1,000,000	1,260,181
France Telecom 8.125%, due 01/28/33		350,000	525,489

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
France—(concluded)
Republic of France 4.000%, due 04/25/55		1,250,000	$1,553,765
5.750%, due 10/25/32		2,520,000	3,903,550
Societe Financement de l'Economie Francaise 3.500%, due 11/24/11		3,000,000	3,941,785
Societe Generale 4.875%, due 12/18/14[2]		2,100,000	2,482,146
5.250%, due 03/28/13		2,750,000	3,637,752
6.125%, due 08/20/18		600,000	757,349
			37,443,232
Germany—11.37%
Bayerische Landesbank 4.000%, due 01/16/12		7,340,000	9,675,549
5.750%, due 10/23/17		1,550,000	1,722,334
DEPFA Deutsche Pfandbriefbank AG 4.000%, due 03/15/13		6,605,000	8,395,694
Deutsche Bank AG 3.625%, due 03/09/17[2]		4,900,000	5,166,411
4.500%, due 03/07/11		1,700,000	2,207,088
Deutsche Genossenschafts- Hypothekenbank 4.000%, due 10/31/16		4,050,000	5,266,220
Federal Republic of Germany 3.750%, due 01/04/15		600,000	809,441
4.250%, due 07/04/14		50,000	69,241
Kreditanstalt Fuer Wiederaufbau 3.500%, due 04/17/09		5,610,000	7,195,607
5.250%, due 07/04/12		4,100,000	5,626,658
L-Bank Fuer Baden- Wuerttemberg Foerderbank 4.125%, due 07/15/11	USD	2,300,000	2,424,303
NRW Bank 3.875%, due 01/27/20		2,300,000	2,812,708
SEB AG 4.250%, due 05/07/13		3,900,000	5,212,068
			56,583,322
Ireland—0.69%
Bank of Ireland Mortgage Bank 3.500%, due 09/22/09		2,550,000	3,274,648
UT2 Funding PLC 5.321%, due 06/30/16		540,000	184,197
			3,458,845
Japan—18.02%
Bank of Tokyo-Mitsubishi UFJ 3.500%, due 12/16/15[2]	EUR	2,300,000	2,677,966
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,477,248
2.300%, due 03/19/26		500,000,000	5,602,850

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Japan—(concluded)
Government of Japan 1.700%, due 12/20/16		1,755,000,000	$20,612,493
1.700%, due 03/20/17		1,444,600,000	16,924,019
2.000%, due 03/20/16		2,906,000,000	34,832,276
2.200%, due 09/20/26		159,700,000	1,871,591
2.300%, due 12/20/36		380,000,000	4,490,946
Japan Finance Corp. Municipal Enterprises 1.900%, due 06/22/18		40,000,000	453,866
Sumitomo Mitsui Banking 4.375%, due 10/15/15[3,4]	EUR	1,050,000	753,399
			89,696,654
Luxembourg—4.92%
European Investment Bank 1.400%, due 06/20/17	JPY	42,000,000	454,571
4.500%, due 01/14/13	GBP	1,775,000	2,715,222
4.625%, due 03/21/12	USD	12,500,000	13,429,938
4.750%, due 08/05/10		1,000,000	1,330,336
6.000%, due 12/07/28	GBP	3,200,000	5,293,924
John Deere Bank SA 6.000%, due 06/23/11		1,000,000	1,293,778
			24,517,769
Malaysia—0.05%
Petronas Capital Ltd. 6.375%, due 05/22/09	EUR	200,000	258,410
Mexico—0.38%
United Mexican States 5.500%, due 02/17/20	EUR	300,000	339,063
5.625%, due 01/15/17	USD	500,000	486,000
7.500%, due 03/08/10	EUR	800,000	1,053,615
			1,878,678
Netherlands—8.02%
Bank Nederlandse Gemeenten 3.750%, due 12/16/13		200,000	258,634
4.375%, due 01/19/15	GBP	660,000	979,166
BAT Holdings BV 4.375%, due 09/15/14		1,650,000	1,949,140
Deutsche Telekom International Finance 8.125%, due 05/29/12		955,000	1,329,053
E.ON International Finance BV 5.750%, due 05/29/09		3,000,000	3,870,523
EDP Finance BV 5.375%, due 11/02/12[5]	USD	3,600,000	3,431,124
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/29/16[3,4]		700,000	303,131
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	1,898,919

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Generali Finance BV 6.214%, due 06/16/16[3,4]	GBP	750,000	$702,282
Government of the Netherlands 5.500%, due 01/15/28		1,830,500	2,665,220
ING Bank NV 4.250%, due 03/19/13		7,500,000	9,801,565
6.125%, due 05/29/23[2]		800,000	887,288
Linde Finance BV 4.750%, due 04/24/17	USD	1,040,000	1,228,360
Rabobank Nederland 5.000%, due 01/25/12		6,700,000	7,195,760
RWE Finance BV 5.125%, due 07/23/18		900,000	1,171,939
Siemens Financieringsmat 6.125%, due 09/14/66[2]	GBP	350,000	378,031
Urenco Finance NV 5.375%, due 05/22/15		1,500,000	1,880,786
			39,930,921
Norway—2.07%
DnB NOR Boligkreditt 4.125%, due 02/01/13	EUR	7,370,000	9,594,232
Statkraft AS 4.625%, due 09/22/17	EUR	600,000	689,392
			10,283,624
Peru—0.38%
Republic of Peru 6.550%, due 03/14/37	USD	550,000	489,500
7.350%, due 07/21/25	USD	400,000	402,000
8.750%, due 11/21/33	USD	900,000	1,017,000
			1,908,500
Philippines—0.42%
Republic of Philippines 8.375%, due 02/15/11	USD	2,000,000	2,115,000
Russia—1.34%
Gaz Capital (Gazprom) 4.560%, due 12/09/12	EUR	3,200,000	3,410,985
8.625%, due 04/28/34	USD	100,000	82,123
Russian Federation 7.500%, due 03/31/30[6]	USD	2,940,000	2,719,177
Russian Ministry of Finance 3.000%, due 05/14/11	USD	500,000	477,415
			6,689,700
Singapore—0.40%
DBS Bank Ltd. 5.000%, due 11/15/19[2,5]	USD	1,250,000	1,110,168
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,5]	USD	1,000,000	895,551
			2,005,719

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Spain—1.75%
Santander International Debt SA 5.625%, due 02/14/12		3,000,000	$3,900,719
Santander Issuances 4.500%, due 09/30/19[2]		1,600,000	1,662,320
Telefonica Emisiones SAU 6.221%, due 07/03/17	USD	3,000,000	3,155,520
			8,718,559
Sweden—1.50%
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,900,000	2,283,967
Skandinaviska Enskilda 4.500%, due 04/25/13	EUR	3,880,000	5,162,760
			7,446,727
Switzerland—0.74%
Credit Suisse London 5.125%, due 09/18/17	EUR	3,000,000	3,687,179
United Kingdom—8.77%
Anglian Water Services Finance 6.250%, due 06/27/16	EUR	900,000	1,136,826
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	1,193,196
Barclays Bank PLC 4.250%, due 10/27/11	EUR	2,410,000	3,214,823
4.500%, due 03/04/19[2]	EUR	2,200,000	2,356,179
6.000%, due 01/23/18	EUR	3,550,000	4,205,595
Diageo Finance PLC 6.625%, due 12/05/14	EUR	3,100,000	4,154,000
HBOS PLC 6.750%, due 05/21/18[5]	USD	1,200,000	1,060,068
HSBC Holdings PLC 3.625%, due 06/29/20[2]	EUR	1,050,000	1,073,464
6.250%, due 03/19/18	EUR	4,000,000	5,050,061
Lloyds TSB Bank PLC 3.750%, due 11/17/11	EUR	800,000	1,050,872
5.625%, due 03/05/18[2]	EUR	1,800,000	2,246,985
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,094,162
Network Rail Infrastructure Finance 4.875%, due 11/27/15		705,000	1,073,978
Royal Bank of Scotland Group PLC 3.750%, due 11/14/11	EUR	1,300,000	1,711,855
5.250%, due 05/15/13	EUR	2,300,000	2,883,445
6.934%, due 04/09/18	EUR	1,850,000	2,257,582
Scottish & Southern Energy 6.125%, due 07/29/13	EUR	900,000	1,177,401
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,545,061

Security description	Face amount[1]		Value
Long-term global debt securities—(concluded)
United Kingdom—(concluded)
United Kingdom Treasury Bonds 4.250%, due 12/07/55		2,920,000	$4,176,355
			43,661,908
United States—11.73%
Bank of America Corp. 4.000%, due 03/28/18[2]	EUR	2,600,000	2,546,802
5.650%, due 05/01/18		500,000	452,836
5.750%, due 12/01/17		5,000,000	4,561,280
Bank of New York Mellon 4.500%, due 04/01/13		1,820,000	1,815,690
5.125%, due 08/27/13		500,000	509,442
Citigroup, Inc. 2.400%, due 10/31/25	JPY	46,100,000	392,323
IBM Corp. 5.700%, due 09/14/17		3,000,000	3,179,757
Inter-American Development Bank 4.750%, due 10/19/12		6,000,000	6,430,632
5.125%, due 09/13/16		12,000,000	13,040,004
JP Morgan Chase & Co. 6.000%, due 01/15/18		1,500,000	1,506,115
JP Morgan Chase Bank N.A. 4.625%, due 05/29/17[2]	EUR	1,000,000	1,131,967
6.000%, due 10/01/17		4,850,000	4,725,200
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,200,743
6.875%, due 03/17/14		1,800,000	1,971,904
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	1,767,028
SunTrust Bank 3.000%, due 11/16/11		5,600,000	5,716,542
US Treasury Notes 3.750%, due 11/15/18		2,760,000	2,972,189
Vodafone Group PLC 5.625%, due 02/27/17		980,000	954,050
Wells Fargo & Co. 4.375%, due 01/31/13		2,900,000	2,822,837
Wells Fargo Bank N.A. 5.750%, due 05/16/16		700,000	676,602
			58,373,943
Total long-term global debt securities (cost—$454,588,772)			439,380,341
Commercial paper[7]—1.12%
Germany—0.54%
Deutsche Telekom AG 3.307%, due 02/17/09	USD	2,700,000	2,696,031
United Kingdom—0.58%
Vodafone Group PLC 4.345%, due 02/23/09		2,000,000	2,875,742

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Commercial paper[7]—(concluded)
Total commercial paper (cost—$5,767,253)		$5,571,773
Repurchase agreement—2.72%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $13,812,184 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$13,800,601); proceeds: $13,530,011 (cost—$13,530,000)	$13,530,000	13,530,000
Total investments (cost—$473,886,025)— 92.10%		458,482,114
Other assets in excess of liabilities—7.90%		39,350,776
Net assets—100.00%		$497,832,890

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $473,886,025; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$27,811,858
Gross unrealized depreciation	(43,215,769)
Net unrealized depreciation	$(15,403,911)

  Note: The portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

3  Variable rate security. The interest rate shown is the current rate as of January 31, 2009, and resets at the next call date.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.31% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step-up bond that converts to the noted fixed rate at a designated future date.

7  Rates shown are the discount rates at date of purchase.

Affiliated Issuer Activity

The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$0	$10,588,651	$10,588,651	$0	$2,964

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
	713	AUDAustralia Bond 10 Year Futures	March 2009	$51,047,391	$52,393,653	$1,346,262
	173	CADCanada Government Bond 10 Year Futures	March 2009	16,769,668	17,461,919	692,251
	576	EUREuro Bund 10 Year Futures	March 2009	90,888,454	90,185,711	(702,743)
	21	JPYJapan Government Bond 10 Year Futures	March 2009	32,598,632	32,466,444	(132,188)
				191,304,145	192,507,727	1,203,582
		Sale contracts		Proceeds
	23	EUREuro BOBL 5 Year Futures	March 2009	$3,394,092	$3,401,788	$(7,696)
	80	GBPUnited Kingdom Long Gilt 10 Year Futures	March 2009	13,405,556	13,580,327	(174,771)
	126	USDUS Treasury Bond 20 Year Futures	March 2009	15,857,880	15,964,594	(106,714)
	275	USDUS Treasury Note 5 Year Futures	March 2009	31,893,597	32,497,266	(603,669)
	729	USDUS Treasury Note 10 Year Futures	March 2009	85,456,480	89,427,797	(3,971,317)
				150,007,605	154,871,772	(4,864,167)
						$(3,660,585)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	9,010,000	CAD	7,481,716	03/10/09	$389,500
Australian Dollar	33,661,149	EUR	17,115,113	03/10/09	570,063
Australian Dollar	8,153,665	USD	5,200,000	03/10/09	32,608
Australian Dollar	10,866,598	USD	6,928,394	03/10/09	41,679
Australian Dollar	5,480,898	USD	3,600,000	03/10/09	126,476
Brazilian Real	750,000	USD	322,719	02/25/09	1,727
Canadian Dollar	16,734,870	AUD	20,746,907	03/10/09	(495,019)
Canadian Dollar	3,794,387	GBP	2,028,000	03/10/09	(155,957)
Canadian Dollar	6,510,024	NOK	37,004,932	03/10/09	25,920
Canadian Dollar	8,539,204	USD	6,905,528	03/10/09	(56,203)
Canadian Dollar	683,562	USD	533,312	03/10/09	(23,974)
Danish Krone	61,492,797	GBP	6,878,389	03/10/09	(579,897)
Danish Krone	9,171,487	SEK	12,816,511	03/10/09	(41,359)
Danish Krone	360,788	USD	61,037	03/10/09	(821)
Danish Krone	29,864,969	USD	5,047,316	03/10/09	(73,056)
Danish Krone	76,823,300	USD	13,456,340	03/10/09	284,927
Euro	4,722,181	CAD	7,508,268	03/10/09	78,094
Euro	3,610,000	CHF	5,425,704	03/10/09	60,196
Euro	4,810,000	CHF	7,104,851	03/10/09	(27,106)
Euro	2,410,000	CHF	3,562,052	03/10/09	(11,648)
Euro	3,503,982	CHF	5,161,209	03/10/09	(32,274)
Euro	8,017,037	DKK	59,919,334	03/10/09	13,517
Euro	5,710,436	GBP	5,394,078	03/10/09	505,264
Euro	65,957,126	JPY	7,980,812,244	03/10/09	4,489,143
Euro	6,850,000	JPY	792,662,980	03/10/09	63,140
Euro	11,015,970	NOK	98,493,787	03/10/09	97,855
Euro	10,771,520	USD	13,644,411	03/10/09	(140,301)
Euro	4,361,512	USD	5,617,976	03/10/09	36,389
Euro	8,134,078	USD	10,257,065	03/10/09	(152,415)
Euro	3,975,000	USD	5,084,468	03/10/09	(2,487)
Great Britain Pound	10,394,002	AUD	24,480,473	03/10/09	459,196
Great Britain Pound	3,520,000	EUR	3,903,737	03/10/09	(102,831)
Great Britain Pound	27,282,993	EUR	32,713,420	03/10/09	2,346,178
Great Britain Pound	633,939	JPY	92,998,801	03/10/09	117,661
Great Britain Pound	1,529,125	USD	2,245,896	03/10/09	31,016
Great Britain Pound	5,442,479	USD	8,185,766	03/10/09	302,539
Great Britain Pound	1,707,597	USD	2,513,327	03/10/09	39,936
Great Britain Pound	149,000	USD	220,626	03/10/09	4,805
Great Britain Pound	242,000	USD	364,424	03/10/09	13,896
Great Britain Pound	827,000	USD	1,239,855	03/10/09	41,977
Indian Rupee	434,800,000	USD	8,534,024	02/25/09	(340,189)
Indian Rupee	86,480,000	USD	1,685,770	02/25/09	(79,276)
Indian Rupee	28,500,000	USD	562,930	02/25/09	(18,752)
Japanese Yen	985,845,066	AUD	15,900,727	03/10/09	(904,063)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Japanese Yen	6,720,000	USD	75,456	03/10/09	$603
Japanese Yen	2,753,247,699	USD	29,720,314	03/10/09	(947,646)
Japanese Yen	649,040,000	USD	7,000,000	03/10/09	(229,547)
Malaysian Ringgit	5,000,000	USD	1,372,495	02/25/09	(12,081)
Norwegian Krone	95,825,138	EUR	9,834,387	03/10/09	(1,225,351)
Norwegian Krone	6,466,958	GBP	604,106	03/10/09	(57,024)
Norwegian Krone	35,913,437	SEK	41,695,500	03/10/09	(194,945)
Russian Ruble	159,100,000	USD	4,935,506	02/25/09	590,351
Swedish Krona	155,064	EUR	14,956	03/10/09	615
Swedish Krona	100,185,202	USD	12,152,573	03/10/09	184,141
United States Dollar	30,913,036	AUD	47,631,796	03/10/09	(726,346)
United States Dollar	4,825,565	AUD	6,729,000	03/10/09	(561,056)
United States Dollar	2,726,885	BRL	5,120,000	02/25/09	(535,573)
United States Dollar	677,661	BRL	1,500,000	05/26/09	(43,454)
United States Dollar	1,399,340	CAD	1,656,000	03/10/09	(49,258)
United States Dollar	5,689,278	CNY	39,000,000	02/25/09	(6,750)
United States Dollar	79,317,982	EUR	62,568,141	03/10/09	752,781
United States Dollar	27,596,520	EUR	21,776,505	03/10/09	271,678
United States Dollar	40,776,766	EUR	30,760,971	03/10/09	(1,410,815)
United States Dollar	2,589,943	EUR	2,053,941	03/10/09	38,561
United States Dollar	22,366,116	GBP	14,852,522	03/10/09	(852,793)
United States Dollar	10,414,748	GBP	6,848,879	03/10/09	(494,403)
United States Dollar	1,327,014	GBP	891,000	03/10/09	(36,433)
United States Dollar	748,143	GBP	500,000	03/10/09	(23,911)
United States Dollar	413,467	GBP	279,050	03/10/09	(9,273)
United States Dollar	8,239,783	INR	383,800,000	02/25/09	(406,473)
United States Dollar	619,027	INR	28,500,000	02/25/09	(37,346)
United States Dollar	1,884,096	INR	86,480,000	02/25/09	(119,050)
United States Dollar	1,109,178	INR	51,000,000	02/25/09	(68,274)
United States Dollar	767,203	JPY	71,207,389	03/10/09	25,964
United States Dollar	32,271,191	JPY	2,910,368,411	03/10/09	146,909
United States Dollar	5,290,546	JPY	470,657,553	03/10/09	(47,971)
United States Dollar	7,696,920	KRW	8,472,000,000	02/25/09	(1,555,135)
United States Dollar	2,393,760	KRW	2,670,000,000	02/25/09	(458,141)
United States Dollar	2,881,014	MYR	10,000,000	02/25/09	(111,861)
United States Dollar	12,475,083	NOK	88,423,387	03/10/09	268,921
United States Dollar	5,989,083	RUB	159,100,000	02/25/09	(1,643,929)
United States Dollar	12,477,039	SEK	105,366,330	03/10/09	110,347
United States Dollar	2,230,984	SGD	3,180,000	02/25/09	(125,123)
					$(2,663,017)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2009 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MYR  Malaysian Ringgit

NOK  Norwegian Krone

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	41.22%	—
Repurchase agreement	—	2.95%
Banks and other financial institutions	46.06	—
Industrial	9.77	—
	97.05%	2.95%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 12.50% (before the deduction of the maximum UBS PACE Select program fee; and declined 13.15% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") declined 20.14%, and the median return of the Lipper High Current Yield Funds category was -18.93%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 82. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period, primarily due to security selection.

Our underweights in the financial services and telecommunications sectors benefited relative performance, as did our overweights in the energy, basic industry and capital goods sectors. Key contributors during the period included GMAC LLC, as well as Aramark, Iron Mountain, Inc. and Alliant Techsystems. Detractors from performance included General Motors, Lyondell Basell, and Delta Petroleum, the last of which was hurt by collapsing oil prices.

As spreads—the difference between the yield paid on US Treasury bonds and higher-risk securities with the same maturities—widened to historically high levels, we started to increase the risk exposure in the Portfolio. We purchased securities with lower ratings, as we felt the market was offering what we view to be adequate compensation for assuming additional risk.

Our recent efforts to move the Portfolio's risk exposure closer to that of the benchmark benefited performance in December 2008 and January 2009. The overall high yield market and even the riskiest sectors of that market seem to be priced in anticipation of an economic depression. While we think that the road to recovery is likely to be long and painful, we do believe that government fiscal and monetary stimulus

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Louis Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Sub-Advisor's comments – concluded

should prevent a complete economic collapse. In fact, we are more concerned about the potential for strong inflation late in 2009 than we are about the possibility of economic activity declining to extreme levels.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	Since inception[1]
Before deducting maximum sales charge or	Class A2	-12.61%	-13.79%	-3.27%
UBS PACE Select program fee	Class C3	N/A	N/A	0.25%
	Class Y4	N/A	N/A	10.25%
	Class P5	-12.50%	-13.58%	-2.87%
After deducting maximum sales charge or	Class A2	-16.57%	-17.70%	-4.88%
UBS PACE Select program fee	Class C3	N/A	N/A	-0.50%
	Class P5	-13.15%	-14.87%	-4.32%
Merrill Lynch Global High Yield Index (hedged in USD)[6]		-20.14%	-21.49%	-5.84%
Lipper High Current Yield Funds median		-18.93%	-19.77%	-5.46%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -22.35%; since inception, -6.76%; Class Y—since inception, 4.83%; Class P—1-year period, -19.74%; since inception, -6.11%. Please note the Class Y since inception return has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.58% and 1.35%; Class B—2.33% and 2.10%; Class C—2.08% and 1.85%; Class Y—2.32% and 1.10%; and Class P—1.30% and 1.10%. Class B and Class C shares were not operational as of November 28, 2008. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10% and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

6  The Merrill Lynch Global High Yield Index (hedged in USD) covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Weighted average duration	3.7	yrs.
Weighted average maturity	5.5	yrs.
Average coupon	7.03%
Net assets (mm)	$120.0
Number of holdings	200
Portfolio composition[1]	01/31/09
Bonds and loan assignments	95.4%
Forward foreign currency contracts	0.2
Preferred stock	0.1
Cash equivalents and other assets less liabilities	4.3
Total	100.0%
Quality diversification[1]	01/31/09
BB & higher	44.5%
B	27.6
CCC & lower	9.6
Not rated	13.7
Preferred stock	0.1
Forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	4.3
Total	100.0%
Asset allocation[1]	01/31/09
Corporate bonds	88.4%
Loan assignments	6.6
Asset-backed security	0.4
Forward foreign currency contracts	0.2
Preferred stock	0.1
Cash equivalents and other assets less liabilities	4.3
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—88.39%
Aerospace & defense—2.67%
Alliant Techsystems, Inc. 6.750%, due 04/01/16[2]		$1,825,000	$1,752,000
BE Aerospace, Inc. 8.500%, due 07/01/18[2]		450,000	423,000
Hexcel Corp. 6.750%, due 02/01/15		1,190,000	1,023,400
			3,198,400
Airlines—0.59%
American Airlines, Inc., Series 2001-1, Class B 7.377%, due 05/23/19		455,009	218,404
Continental Airlines, Inc. 7.033%, due 06/15/11		161,518	116,293
Series ERJ1 9.798%, due 04/01/21		351,947	207,649
Series RJ04 9.558%, due 03/01/21		279,018	168,806
			711,152
Apparel/textiles—0.22%
Phillips Van Heusen 8.125%, due 05/01/13		290,000	262,450
Auto & truck—1.05%
Ford Motor Co. 7.450%, due 07/16/31[2]		2,280,000	501,600
General Motors 8.375%, due 07/05/33	EUR	400,000	76,824
8.375%, due 07/15/33[2]		4,900,000	686,000
			1,264,424
Beverages—1.91%
Constellation Brands, Inc. 7.250%, due 09/01/16		740,000	706,700
7.250%, due 05/15/17		335,000	321,600
8.375%, due 12/15/14		470,000	467,650
Constellation Brands, Inc., Series B 8.125%, due 01/15/12[2]		800,000	794,000
			2,289,950
Building & construction—0.62%
D.R. Horton, Inc. 5.625%, due 01/15/16		195,000	142,106
6.500%, due 04/15/16		255,000	186,150
K. Hovnanian Enterprises 6.500%, due 01/15/14		640,000	195,200
7.750%, due 05/15/13[2]		80,000	19,600
PERI GmbH 5.625%, due 12/15/11	EUR	150,000	155,569
William Lyon Homes, Inc. 10.750%, due 04/01/13[2]		200,000	50,000
			748,625

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—0.66%
Interface, Inc. 10.375%, due 02/01/10		$830,000	$788,500
Building products—0.53%
Nortek, Inc. 8.500%, due 09/01/14		455,000	93,275
US Concrete, Inc. 8.375%, due 04/01/14		995,000	547,250
			640,525
Building products-cement—0.47%
Texas Industries, Inc. 7.250%, due 07/15/13		752,000	567,760
Broadcast—0.10%
Clear Channel Communications 5.500%, due 09/15/14		310,000	41,850
6.875%, due 06/15/18		135,000	17,888
7.250%, due 10/15/27		445,000	60,075
			119,813
Cable—2.37%
CCH I Holdings LLC 9.920%, due 04/01/14[2]		710,000	14,200
Central Euro Media Enterprises 8.250%, due 05/15/12	EUR	100,000	90,908
Charter Communications Operating LLC 8.000%, due 04/30/12[3]		180,000	153,000
8.375%, due 04/30/14[3]		960,000	796,800
DIRECTV Holdings Finance 6.375%, due 06/15/15		360,000	338,400
8.375%, due 03/15/13		1,090,000	1,095,450
EchoStar DBS Corp. 6.375%, due 10/01/11		370,000	355,200
			2,843,958
Car rental—0.73%
Avis Budget Car Rental 7.625%, due 05/15/14[2]		460,000	142,600
Europcar Groupe SA 7.745%, due 05/15/13[4]	EUR	300,000	113,315
Hertz Corp. 8.875%, due 01/01/14[2]		950,000	619,875
			875,790
Chemicals—5.82%
Chemtura Corp. 6.875%, due 06/01/16		555,000	180,375
Degussa AG 5.125%, due 12/10/13	EUR	560,000	693,656
Hexion US Finance Corp./Nova Scotia 9.750%, due 11/15/14		630,000	75,600
Huntsman International LLC 6.875%, due 11/15/13	EUR	200,000	99,871

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Huntsman LLC 11.500%, due 07/15/12		$1,810,000	$1,529,450
11.625%, due 10/15/10		100,000	96,000
Innophos, Inc. 8.875%, due 08/15/14		960,000	748,800
Invista 9.250%, due 05/01/12[3]		675,000	479,250
Koppers Holdings, Inc. 9.875%, due 11/15/14[5]		275,000	227,219
Koppers, Inc. 9.875%, due 10/15/13		915,000	864,675
Mosaic Co. 7.625%, due 12/01/16[3]		239,000	224,660
Nalco Co. 7.750%, due 11/15/11		1,115,000	1,075,975
9.000%, due 11/15/13	EUR	430,000	451,469
Rockwood Specialties Group 7.625%, due 11/15/14	EUR	270,000	231,624
			6,978,624
Commercial services—4.12%
Ashtead Holdings PLC 8.625%, due 08/01/15[3]		490,000	298,900
Corrections Corp. of America 6.250%, due 03/15/13[2]		430,000	418,175
6.750%, due 01/31/14		685,000	657,600
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	510,208
7.750%, due 01/15/15		1,735,000	1,724,156
United Rentals North America, Inc. 6.500%, due 02/15/12		1,630,000	1,336,600
			4,945,639
Communications equipment—2.26%
American Tower Corp. 7.000%, due 10/15/17[3]		530,000	508,800
7.125%, due 10/15/12		1,560,000	1,567,800
7.500%, due 05/01/12[2]		630,000	634,725
			2,711,325
Containers & packaging—5.22%
Ball Corp. 6.625%, due 03/15/18		310,000	292,950
6.875%, due 12/15/12		1,370,000	1,370,000
Crown Americas 7.625%, due 11/15/13		1,180,000	1,180,000
7.750%, due 11/15/15[2]		410,000	414,100
Crown Euro Holdings SA 6.250%, due 09/01/11	EUR	440,000	535,207
IFCO Systems NV 10.375%, due 10/15/10	EUR	215,000	245,005

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	EUR	435,000	$473,428
6.750%, due 12/01/14		1,860,000	1,748,400
			6,259,090
Diversified operations—1.05%
SPX Corp. 7.625%, due 12/15/14[3]		955,000	878,600
Stena AB 5.875%, due 02/01/19	EUR	650,000	382,840
			1,261,440
Electric utilities—3.61%
Edison Mission Energy 7.500%, due 06/15/13		1,585,000	1,521,600
Energy Future Holdings 11.250%, due 11/01/17[6]		620,000	390,600
Series R 6.550%, due 11/15/34		1,550,000	524,934
NRG Energy, Inc. 7.250%, due 02/01/14		1,980,000	1,890,900
			4,328,034
Electric-generation—0.70%
Allegheny Energy Supply 8.250%, due 04/15/12[3]		625,000	626,563
Intergen NV 8.500%, due 06/30/17	EUR	205,000	212,610
			839,173
Electronics—2.22%
Itron, Inc. 7.750%, due 05/15/12		950,000	845,500
L-3 Communications Corp., 6.375%, due 10/15/15		1,935,000	1,814,063
UCAR Finance, Inc. 10.250%, due 02/15/12		6,000	5,490
			2,665,053
Energy—3.06%
Arch Western Finance 6.750%, due 07/01/13		1,835,000	1,738,662
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,003,400
Massey Energy Co. 6.875%, due 12/15/13[2]		1,065,000	931,875
			3,673,937
Finance-captive automotive—5.30%
Ford Motor Credit Co. 7.000%, due 10/01/13		785,000	488,700
Ford Motor Credit Co. LLC 8.000%, due 12/15/16[2]		5,430,000	3,251,430

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Finance-captive automotive—(concluded)
GMAC Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	$257,360
GMAC LLC 6.625%, due 05/15/12[2,3]		1,544,000	1,127,058
6.875%, due 08/28/12[2,3]		1,076,000	769,415
8.000%, due 11/01/31[3]		780,000	467,194
			6,361,157
Finance-other—1.27%
American Real Estate Partners Finance 7.125%, due 02/15/13		1,050,000	855,750
FMG Finance Pty Ltd. 9.750%, due 09/01/13	EUR	200,000	142,124
10.625%, due 09/01/16[3]		615,000	399,750
KAR Holdings, Inc. 10.000%, due 05/01/15[2]		340,000	122,400
			1,520,024
Financial services—0.62%
Bear Stearns Cos., Inc. 7.000%, due 02/02/17[3,7]		320,000	310,800
Morgan Stanley 6.500%, due 04/15/11	EUR	350,000	432,517
			743,317
Food—1.01%
Smithfield Foods, Inc. 7.000%, due 08/01/11		1,505,000	1,211,525
Gaming—4.78%
Harrah's Operating Co., Inc. 10.000%, due 12/15/18[2,3]		329,000	118,440
10.750%, due 02/01/16[2,3]		1,435,000	337,225
Mandalay Resort Group 6.375%, due 12/15/11		790,000	553,000
9.375%, due 02/15/10[2]		685,000	551,425
MGM Mirage, Inc. 6.000%, due 10/01/09		890,000	852,175
7.500%, due 06/01/16[2]		780,000	421,200
Mohegan Tribal Gaming 6.125%, due 02/15/13		1,070,000	700,850
Pinnacle Entertainment, Inc., 7.500%, due 06/15/15[2]		840,000	609,000
River Rock Entertainment 9.750%, due 11/01/11		490,000	401,800
Station Casinos 6.000%, due 04/01/12[2]		575,000	109,250
Wynn Las Vegas LLC Corp. 6.625%, due 12/01/14[2]		1,475,000	1,074,906
			5,729,271

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—1.81%
HCA, Inc. 6.500%, due 02/15/16[2]		$3,030,000	$2,121,000
9.250%, due 11/15/16		55,000	52,525
			2,173,525
Hotels, restaurants & leisure—0.25%
TUI AG 5.125%, due 12/10/12	EUR	380,000	296,797
Industrial products & services—0.68%
Allied Waste North America, Inc. 7.875%, due 04/15/13		315,000	315,788
Allied Waste North America, Series B 5.750%, due 02/15/11		510,000	499,800
			815,588
Machinery—0.96%
Terex Corp. 7.375%, due 01/15/14		1,330,000	1,157,100
Machinery-agriculture & construction—0.85%
Case Corp. 7.250%, due 01/15/16		625,000	446,875
Case New Holland, Inc. 6.000%, due 06/01/09		585,000	574,763
			1,021,638
Manufacturing-diversified—1.91%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,075,000	747,125
Bombardier, Inc. 7.250%, due 11/15/16	EUR	250,000	233,673
RBS Global & Rexnord Corp. 9.500%, due 08/01/14		1,525,000	1,311,500
			2,292,298
Media—1.16%
Lamar Media Corp. 6.625%, due 08/15/15[2]		285,000	213,750
7.250%, due 01/01/13[2]		1,135,000	933,537
Series C, 6.625%, due 08/15/15		105,000	78,750
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	275,000	169,013
			1,395,050
Medical products—2.04%
Bausch & Lomb, Inc. 9.875%, due 11/01/15[3]		975,000	858,000
FMC Finance III SA 6.875%, due 07/15/17		965,000	931,225
Fresenius Medical Capital Trust IV 7.375%, due 06/15/11	EUR	500,000	664,207
			2,453,432

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Metals—3.25%
California Steel Industries 6.125%, due 03/15/14		$1,280,000	$876,800
Century Aluminum Co. 7.500%, due 08/15/14		1,675,000	938,000
Freeport-McMoRan Copper & Gold, Inc. 8.250%, due 04/01/15[2]		890,000	757,612
8.375%, due 04/01/17		535,000	444,050
Novelis, Inc. 7.250%, due 02/15/15[5]		1,450,000	812,000
RathGibson, Inc. 11.250%, due 02/15/14		335,000	73,700
			3,902,162
Oil & gas—12.98%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	461,584
6.375%, due 06/15/15		2,185,000	1,846,325
7.500%, due 09/15/13		595,000	544,425
7.500%, due 06/15/14		515,000	466,075
Compton Petroleum Finance Corp. 7.625%, due 12/01/13		895,000	349,050
Delta Petroleum Corp. 7.000%, due 04/01/15		1,395,000	502,200
Denbury Resources, Inc. 7.500%, due 12/15/15		1,040,000	863,200
El Paso Corp. 6.875%, due 06/15/14		2,055,000	1,895,737
Forest Oil Corp. 8.000%, due 12/15/11		1,140,000	1,097,250
Hilcorp Energy Co. 9.000%, due 06/01/16[3]		510,000	415,650
Inergy LP 6.875%, due 12/15/14		1,475,000	1,275,875
Linn Energy LLC 9.875%, due 07/01/18[3]		670,000	539,350
Markwest Energy Partners 8.500%, due 07/15/16		900,000	659,250
Pacific Energy Partners 6.250%, due 09/15/15		65,000	51,116
Range Resources Corp. 7.375%, due 07/15/13		1,350,000	1,289,250
Regency Energy Partners 8.375%, due 12/15/13		1,198,000	928,450
Swift Energy Co. 7.625%, due 07/15/11		305,000	262,300
Targa Resources, Inc. 8.500%, due 11/01/13[2]		625,000	387,500
Targa Resources Partners 8.250%, due 07/01/16[3]		445,000	320,400
Tenaska Alabama Partners 7.000%, due 06/30/21[3]		244,212	186,005

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Williams Partners LP 7.500%, due 06/15/11[2]		$1,270,000	$1,238,250
			15,579,242
Oil refining—2.96%
Frontier Oil Corp. 6.625%, due 10/01/11		1,315,000	1,255,825
Petroplus Finance Ltd. 6.750%, due 05/01/14[3]		800,000	596,000
Tesoro Corp. 6.250%, due 11/01/12[2]		1,835,000	1,582,687
6.500%, due 06/01/17[2]		160,000	119,200
			3,553,712
Oil services—2.41%
Basic Energy Services 7.125%, due 04/15/16		1,115,000	691,300
CIE Generale de Geophysique 7.500%, due 05/15/15		1,270,000	923,925
Helix Energy Solutions 9.500%, due 01/15/16[3]		730,000	416,100
Hornbeck Offshore Services, Series B 6.125%, due 12/01/14		1,205,000	858,562
			2,889,887
Paper & forest products—0.18%
Boise Cascade LLC 7.125%, due 10/15/14		415,000	215,800
Publishing—0.08%
Idearc, Inc. 8.000%, due 11/15/16[2]		640,000	20,000
R.H. Donnelley, Inc. 11.750%, due 05/15/15[3]		257,000	75,815
			95,815
Retail—0.23%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15[6]		625,000	278,125
Special purpose entity—0.30%
Barry Callebaut Services NV 6.000%, due 07/13/17	EUR	340,000	361,329
Steel—0.64%
Mueller Water Products 7.375%, due 06/01/17		990,000	767,250
Telecommunication services—1.25%
Nordic Telephone Co. Holdings 8.875%, due 05/01/16[3]		705,000	571,050
10.294%, due 05/01/16[4]	EUR	535,000	520,611
Softbank Corp. 7.750%, due 10/15/13	EUR	450,000	403,326
			1,494,987

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications equipment—0.19%
Alcatel-Lucent 4.375%, due 02/17/09	EUR	180,000	$225,863
Telephone-integrated—0.05%
Virgin Media Finance PLC 9.750%, due 04/15/14	GBP	50,000	58,330
Transportation services—1.25%
Bristow Group, Inc. 6.125%, due 06/15/13		1,247,000	985,130
PHI, Inc. 7.125%, due 04/15/13		805,000	515,200
			1,500,330
Total corporate bonds (cost—$136,107,334)			106,067,216
Loan assignments[4]—6.64%
Biotechnology—0.20%
Invitrogen Term Loan 5.250%, due 06/11/15		249,375	243,764
Cable—0.62%
Charter Communication Bank Debt Term Loan 3.360%, due 04/28/13		2,764	2,119
Charter Communications Operating LLC Term Loan B 3.180%, due 04/27/11		731,349	560,579
4.290%, due 04/27/11		238,114	182,514
			745,212
Commercial services—0.90%
Aramark Term Loan 3.334%, due 01/26/14		263,666	230,102
3.334%, due 01/30/14		450,223	392,910
Aramark Term Loan B 3.334%, due 01/26/14		450,224	392,911
4.494%, due 01/17/14		28,603	24,962
4.494%, due 01/26/14		45,353	35,375
			1,076,260
Computer software & services—1.22%
Sungard Term Loan B 2.136%, due 02/28/14		405,429	314,045
4.138%, due 02/28/14		1,480,141	1,146,517
			1,460,562
Defense/aerospace—0.49%
Hawker Beechcraft Acquisition Co. Term Loan 3.459%, due 03/26/14		60,863	32,781
Hawker Beechcraft Term Loan 2.409%, due 03/26/14		694,455	374,033
Hawker Beechcraft Term Loan B 3.459%, due 03/27/14		342,045	184,225
			591,039

Security description	Face amount[1]	Value
Loan assignments—(concluded)
Energy equipment & services—0.69%
Precision Drilling Term Loan 9.250%, due 09/30/14	$1,000,000	$830,000
Machinery—0.08%
Charter Per Loan 3.360%, due 04/30/14	122,246	93,701
Paper & packaging—1.81%
Aleris International Term Loan 2.375%, due 12/19/13	1,114,315	397,142
Georgia Pacific Corp. Term Loan 4.189%, due 12/23/13	125,333	107,950
Georgia Pacific First Lien B Term Loan B 2.409%, due 02/15/14	101,979	87,834
Georgia Pacific Term Loan A 4.189%, due 12/23/10	1,370,858	1,180,720
Lyondell Bassell Term Loan B2 7.000%, due 05/22/15	1,240,617	396,997
		2,170,643
Wireless telecommunication services—0.63%
MetroPCS Term Loan 2.688%, due 11/15/13	313,931	270,578
MetroPCS Wireless, Inc. Term Loan 5.500%, due 11/15/13	556,616	479,747
		750,325
Total loan assignments (cost—$9,997,498)		7,961,506
Asset-backed security—0.42%
Commercial services—0.42%
Rutland Rated Investments, Series DRYD-1A, Class A1AL 1.875%, due 06/20/13[3,4] (cost—$1,019,250)	1,440,000	502,425
	Number of shares
Preferred stock—0.14%
Diversified financial services—0.14%
Preferred Blocker, Inc.*,2,3 (cost—$191,644)	692	172,698

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[1]	Value
Repurchase agreement—2.69%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $3,290,219 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09, (value—$3,287,460); proceeds: $3,223,003 (cost—$3,223,000)	$3,223,000	$3,223,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—12.63%
Money market fund[8]—12.63%
UBS Private Money Market Fund LLC,[9] 0.887% (cost—$15,157,736)	15,157,736	$15,157,736
Total investments—110.91% (cost—$165,696,462)		133,084,581
Liabilities in excess of other assets—(10.91)%		(13,090,521)
Net assets—100.00%		$119,994,060

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $165,696,462; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$256,597
Gross unrealized depreciation	(32,868,478)
Net unrealized depreciation	$(32,611,881)

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2009.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 10.13% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

5  Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

6  Payment-in-kind security for which part of the income earned may be paid as additional principal.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2009, and resets periodically.

8  Rate shown reflects yield at January 31, 2009.

9  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$296,274	$30,606,189	$15,744,727	$15,157,736	$17,674

EUR  Euro

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation
Euro	6,500,000	USD	8,568,950	02/26/09	$249,288

Currency type abbreviation

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2009 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	92.8%
France	1.4
Canada	1.2
Germany	0.9
Denmark	0.8
Bermuda	0.5
Australia	0.4
Cayman Islands	0.4
Netherlands	0.3
Japan	0.3
Sweden	0.3
Belgium	0.3
United Kingdom	0.3
Luxembourg	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 35.26% (before the deduction of the maximum UBS PACE Select program fee; and declined 35.74% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Russell 1000 Value Index (the "benchmark") declined 35.10%, and the median return of the Lipper Large-Cap Value Funds category was -33.94%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 94. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, both stock selection and sector weightings were positive contributors to our results. In terms of stock selection, our holdings in the healthcare, financials, technology and basic industries sectors significantly outperformed the benchmark. In particular, pharmaceutical giant Wyeth and telecommunications research and development firm QUALCOMM, Inc. benefited performance.

In contrast, our holdings in the energy sector lagged the benchmark, with oilfield service company Baker Hughes, Inc. detracting from performance. Holdings within the consumer services area also hurt performance during the reporting period.

From a sector weighting perspective, positive relative results were achieved primarily due to an underweight in capital spending, an underweight in financials and an overweight in retail. Conversely, underweights in communications, energy and utilities had a somewhat negative impact on our relative results.

Our portfolio strategy during the period incorporated several key elements. We believe that in a distressed and uncertain economic environment, the "strong will get stronger." Strong companies should be able to gain

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood"), and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Susan M. Byrne;

Pzena: Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

market share, and ultimately should find their earnings power enhanced by the shift in competitive conditions. Thus, we sought companies that, in our view, were very well positioned both operationally and financially. We look for what we believe are solid business models, top-tier competitive positions and high-quality financial metrics. In particular, we seek to emphasize companies that we believe possess strong balance sheets, resilient cash flows and very limited near-term debt maturities.

We also focused on valuations, as we believe that it is critically important to combine attractive valuations with operational and financial strength. Our portion of the Portfolio contained stocks that we believe have compelling valuations, strong balance sheets and catalysts in place that can result in identifiable upside potential. Our research process is team-driven, focusing on bottom-up stock picking and evaluating businesses in terms of management, new products, financial restructuring, and pricing flexibility.

Westwood

Exposure to high-quality securities allowed our portion of the Portfolio to outperform the benchmark during the reporting period. An overweight position in the technology sector, coupled with strong security selection, drove relative outperformance. Our technology sector holdings outperformed their peers within the sector as investors valued the relative stability of their revenue streams and strong cash generation. In particular, our holdings in Automatic Data Processing, Inc., Oracle Corp., and Accenture Ltd. performed well as they continued to post strong earnings.

Elsewhere, security selection in financial names such as Wells Fargo & Co. and JPMorgan Chase & Co. were among our best relative performers. The Portfolio also benefited from our exposure to companies outside of the banking industry, such as those in insurance and transaction processing.

During the reporting period, investors' flight to safety often led them to invest in stocks believed to hold up well during a recession, including some of the largest companies within the benchmark. Our portion of the Portfolio also held many of these types of stocks, including Wyeth, McDonald's Corp., Colgate-Palmolive Co. and PG&E Corp.—all of which were among the top contributors to our portion of the Portfolio's relative performance.

On the downside, a relative underweight position in the healthcare sector negatively impacted our relative performance. In addition, security selection in energy, materials and processing were detractors from relative performance. Notably, Freeport McMoRan Copper and Gold Inc., which declined in conjunction with falling energy and commodity prices, continued to fall after cutting its dividend. During the reporting period, we sold our exposure to the stock. Our energy sector performance was also held back by relative underweights to top performers such as Exxon Mobil Corp. and Chevron Corp. In addition, economically sensitive driller

Investment process (concluded)

common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

Transocean Ltd. negatively impacted our relative results, and was sold from the Portfolio during the reporting period.

Pzena

During the reporting period, our portion of the Portfolio underperformed the benchmark. This was principally due to our overweight in financials and specific holdings in the technology sector.

The two largest detractors from performance were Citigroup, Inc. and Bank of America Corp. These banks suffered from a combination of both industry- and company-related news. Both were negatively impacted during the period by massive asset write-downs. The key concern was, and remains, the highly illiquid nature of securitized assets and the accounting-driven need to value these assets to current market prices. Furthermore, US consumer spending trends deteriorated during the reporting period. Despite the volatility surrounding these stocks we still believe they represent very attractive valuations, so we continue to hold these positions.

Elsewhere, another of our holdings, Alcatel-Lucent, declined as investors focused on the mounting evidence that the US and global economies were moving into a recession. Investors continued to worry that such a recession would sharply reduce sales of telecommunications equipment, as many phone companies have already said they will take a more cautious approach toward capital spending in 2009. While we expect the near-term environment to remain challenging, we believe the company has the wherewithal to withstand economic difficulties and emerge on the other side of the cyclical downturn with the majority of its earnings power intact.

Even as the current market turbulence increases investor anxiety, we also believe it raises investment opportunity to new heights. In this context, there are a a variety of franchises that we consider to be of extremely high quality that have healthy balance sheets, but are trading at depressed levels. Unlike earlier phases of the current downturn—where, in our opinion, opportunity was confined to a narrow section of the market—we are now seeing very attractive investments in a wide range of sectors. We aggressively took advantage of this new landscape by initiating a number of new positions in areas such as technology, media, industrials and energy. We also exited some of our investments in healthcare and retail that outperformed the market.

We believe the opportunity has become even more compelling as a result of the market's recent turmoil, and we continue to construct a concentrated portfolio of what we view as deeply undervalued businesses based on our research.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-35.34%	-42.76%	-3.85%	N/A	-1.46%
maximum sales charge	Class B3	-35.63%	-43.25%	-4.69%	N/A	-2.03%
or UBS PACE Select	Class C4	-35.67%	-43.26%	-4.62%	N/A	-2.22%
program fee	Class Y5	-35.25%	-42.56%	-3.53%	N/A	-1.45%
	Class P6	-35.26%	-42.62%	-3.61%	-1.63%	4.20%
After deducting	Class A2	-38.90%	-45.92%	-4.94%	N/A	-2.14%
maximum sales charge	Class B3	-38.83%	-46.06%	-4.98%	N/A	-2.03%
or UBS PACE Select	Class C4	-36.31%	-43.82%	-4.62%	N/A	-2.22%
program feeClass P6		-35.74%	-43.47%	-5.05%	-3.09%	2.65%
Russell 1000 Value Index[7]		-35.10%	-41.78%	-3.52%	0.05%	5.79%
Lipper Large-Cap Value Funds median		-33.94%	-40.16%	-4.02%	-0.51%	4.62%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -43.31%; 5-year period, -2.65%; since inception, -0.92%; Class B—1-year period, -43.49%; 5-year period, -2.70%; since inception, -0.80%; Class C—1-year period, -41.07%; 5-year period, -2.31%; since inception, -0.97%; Class Y—1-year period, -39.83%; 5-year period, -1.21%; since inception, -0.18%; Class P—1-year period, -40.75%; 5-year period, -2.76%; 10-year period, -2.16%; since inception, 3.47%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.15% and 1.15%; Class B—2.09% and 2.02%; Class C—1.94% and 1.94%; Class Y—0.82% and 0.82%; and Class P—0.91% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02% and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$853.2
Number of holdings	101
Portfolio composition[1]	01/31/09
Common stocks	92.6%
ADRs	4.8
Cash equivalents and other assets less liabilities	2.6
Total	100.0%
Top five sectors[1]	01/31/09
Information technology	16.5%
Financials	15.1
Consumer discretionary	13.3
Health care	13.1
Energy	11.6
Total	69.6%
Top ten equity holdings[1]	01/31/09
Johnson & Johnson	3.6%
Wyeth	3.4
JPMorgan Chase & Co.	2.8
Occidental Petroleum Corp.	2.5
CVS Corp.	2.5
Cisco Systems, Inc.	1.9
ACE Ltd.	1.9
Wells Fargo & Co.	1.8
Microsoft Corp.	1.8
Northrup Grumman Corp.	1.7
Total	23.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—97.37%
Aerospace & defense—5.47%
Boeing Co.	162,400	$6,871,144
Honeywell International, Inc.[1]	264,400	8,674,964
L-3 Communications Holdings, Inc.	69,925	5,525,474
Northrop Grumman Corp.	303,775	14,617,653
Raytheon Co.	80,100	4,054,662
United Technologies Corp.	144,398	6,929,660
		46,673,557
Auto components—1.19%
Magna International, Inc., Class A	365,175	10,162,820
Beverages—3.02%
Coca-Cola Co.	301,100	12,862,992
PepsiCo, Inc.	256,650	12,891,529
		25,754,521
Biotechnology—0.44%
Amgen, Inc.*	67,800	3,718,830
Building products—0.05%
Masco Corp.[1]	59,450	464,899
Capital markets—0.95%
Morgan Stanley	334,325	6,763,395
State Street Corp.	58,100	1,351,987
		8,115,382
Chemicals—1.27%
E.I. du Pont de Nemours and Co.	470,300	10,798,088
Commercial banks—3.33%
Comerica, Inc.	306,300	5,102,958
PNC Financial Services Group, Inc.	234,950	7,640,574
Wells Fargo & Co.	830,400	15,694,560
		28,438,092
Communications equipment—4.80%
Alcatel-Lucent, ADR1,*	5,311,525	10,463,704
Cisco Systems, Inc.*	1,063,750	15,924,338
Motorola, Inc.[1]	1,113,000	4,930,590
QUALCOMM, Inc.	279,200	9,646,360
		40,964,992
Computers & peripherals—3.91%
Dell, Inc.*	612,700	5,820,650
EMC Corp.*	552,600	6,100,704
Hewlett-Packard Co.	367,350	12,765,412
International Business Machines Corp.	94,850	8,693,003
		33,379,769
Consumer finance—0.96%
Capital One Financial Corp.	517,650	8,199,576

Security description	Number of shares	Value
Diversified financial services—4.05%
Bank of America Corp.	784,300	$5,160,694
Citigroup, Inc.	1,432,625	5,085,819
JPMorgan Chase & Co.	952,393	24,295,545
		34,542,058
Diversified telecommunication services—1.69%
AT&T, Inc.	281,200	6,923,144
Verizon Communications, Inc.	251,401	7,509,348
		14,432,492
Electrical equipment—0.43%
Emerson Electric Co.	110,900	3,626,430
Electric utilities—0.93%
Exelon Corp.	147,000	7,970,340
Electronic equipment, instruments & components—0.54%
Tyco Electronics Ltd.	328,225	4,647,666
Energy equipment & services—1.84%
Baker Hughes, Inc.[1]	298,800	9,956,016
BJ Services Co.[1]	520,325	5,723,575
		15,679,591
Food & staples retailing—3.31%
CVS Corp.	785,500	21,114,240
Wal-Mart Stores, Inc.	150,500	7,091,560
		28,205,800
Food products—2.12%
General Mills, Inc.	129,500	7,659,925
Kraft Foods, Inc., Class A	147,725	4,143,686
Sara Lee Corp.[1]	626,275	6,281,538
		18,085,149
Health care equipment & supplies—1.56%
Covidien Ltd.	346,650	13,290,561
Health care providers & services—2.67%
AmerisourceBergen Corp.[1]	318,200	11,557,024
Cardinal Health, Inc.	94,850	3,571,103
WellPoint, Inc.*	184,150	7,633,017
		22,761,144
Hotels, restaurants & leisure—1.29%
InterContinental Hotels Group PLC, ADR	446,489	3,330,808
McDonald's Corp.	131,800	7,647,036
		10,977,844
Household durables—0.60%
Whirlpool Corp.[1]	153,000	5,114,790
Household products—0.84%
Colgate-Palmolive Co.	110,600	7,193,424

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Security description			Number of shares	Value
Common stocks—(concluded)
Insurance—5.82%
ACE Ltd.			364,300	$15,905,338
Allstate Corp.			415,400	9,001,718
Fidelity National Financial, Inc., Class A1			332,400	4,859,688
MetLife, Inc.			221,600	6,366,568
The Travelers Cos., Inc.			178,100	6,881,784
Torchmark Corp.			222,675	6,680,250
				49,695,346
IT services—2.19%
Accenture Ltd., Class A			222,600	7,025,256
Affiliated Computer Services, Inc., Class A*			99,275	4,552,751
Automatic Data Processing, Inc.[1]			196,000	7,120,680
				18,698,687
Leisure equipment & products—0.96%
Mattel, Inc.[1]			578,225	8,205,013
Life sciences tools & services—0.40%
Thermo Fisher Scientific, Inc.*			96,100	3,452,873
Machinery—0.52%
ITT Industries, Inc.			98,200	4,446,496
Media—3.37%
News Corp., Class A			430,502	2,750,908
Omnicom Group, Inc.[1]			346,350	8,967,001
Time Warner, Inc.[1]			331,875	3,096,394
Viacom, Inc., Class B*			483,700	7,134,575
Walt Disney Co.[1]			330,200	6,828,536
				28,777,414
Metals & mining—0.54%
Newmont Mining Corp.[1]			115,600	4,598,568
Multi-utilities—3.90%
Dominion Resources, Inc.			223,700	7,869,766
PG&E Corp.			193,900	7,498,113
Sempra Energy			254,950	11,177,008
Wisconsin Energy Corp.			150,150	6,693,687
				33,238,574
Multiline retail—1.96%
J.C. Penney Co., Inc. (Holding Co.)			609,950	10,216,663
Target Corp.[1]			208,350	6,500,520
				16,717,183
Oil, gas & consumable fuels—9.76%
Apache Corp.			96,227	7,217,025
BP	PL	C, ADR[1]	150,175	6,377,932

Security description	Number of shares	Value
Oil, gas & consumable fuels—(concluded)
Chevron Corp.	107,100	$7,552,692
ConocoPhillips	168,400	8,004,052
Devon Energy Corp.	66,400	4,090,240
Exxon Mobil Corp.[1]	106,462	8,142,214
Marathon Oil Corp.	294,050	8,006,982
Murphy Oil Corp.[1]	87,706	3,874,851
Occidental Petroleum Corp.	396,697	21,639,821
Total SA, ADR[1]	167,550	8,340,639
		83,246,448
Personal products—0.49%
Avon Products, Inc.[1]	202,850	4,148,283
Pharmaceuticals—8.48%
Johnson & Johnson	535,450	30,890,110
Schering-Plough Corp.[1]	696,550	12,231,418
Wyeth	680,800	29,253,976
		72,375,504
Road & rail—1.25%
CSX Corp.	244,400	7,077,824
Union Pacific Corp.	81,000	3,546,990
		10,624,814
Semiconductors & semiconductor equipment—1.25%
Texas Instruments, Inc.[1]	715,650	10,698,968
Software—3.90%
CA, Inc.[1]	579,875	10,431,951
Microsoft Corp.	891,052	15,236,989
Oracle Corp.*	450,000	7,573,500
		33,242,440
Specialty retail—2.28%
Home Depot, Inc.[1]	267,575	5,760,890
Lowe's Cos., Inc.	445,050	8,131,063
TJX Cos., Inc.	284,475	5,524,505
		19,416,458
Textiles, apparel & luxury goods—0.80%
Nike, Inc., Class B	151,200	6,841,800
Tobacco—0.78%
Philip Morris International, Inc.	179,300	6,660,995
Wireless telecommunication services—1.46%
Vodafone Group PLC, ADR[1]	669,100	12,438,569
Total common stocks (cost—$1,184,706,823)		830,722,248

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount	Value
Repurchase agreement—2.38%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $20,737,141 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$20,712,674); proceeds: $20,305,017 (cost—$20,305,000)	$20,305,000	$20,305,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—9.08%
Money market fund[2]—9.08%
UBS Private Money Market Fund LLC,[3] 0.887% (cost—$77,485,992)	77,485,992	$77,485,992
Total investments (cost—$1,282,497,815)— 108.83%		928,513,240
Liabilities in excess of other assets—(8.83)%		(75,359,586)
Net assets—100.00%		$853,153,654

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,282,497,815; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,050,343
Gross unrealized depreciation	(364,034,918)
Net unrealized depreciation	$(353,984,575)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Rate shown reflects yield at January 31, 2009.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$53,422,826	$607,463,130	$583,399,964	$77,485,992	$240,160

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	90.1%
Bermuda	2.7
United Kingdom	2.4
France	2.0
Switzerland	1.7
Canada	1.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 34.29% (before the deduction of the maximum UBS PACE Select program fee; and declined 34.78% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Russell 1000 Growth Index (the "benchmark") declined 34.31%, and the median return of the Lipper Large-Cap Growth Funds category was -35.36%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 103. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Wellington

Our portion of the Portfolio outperformed the benchmark during the reporting period, due largely to strong stock selection.

The greatest contributor to relative performance during the period was our overweight allocation to, and stock selection in, the healthcare sector. Abbott Laboratories and Teva Pharmaceuticals were the top contributors in this sector. Information technology stocks Oracle Corp. and McAfee, Inc. also contributed to relative outperformance, as did consumer discretionary holdings Apollo Group, Inc. and Nike, Inc. Our cash position also helped relative performance in the declining market.

Our underweight to the consumer staples sector—which held up relatively well in the difficult market environment—was the greatest detractor from relative performance. With an average underweight of 10.6% versus the benchmark, this was our largest active sector allocation for the period. Stock selection in the materials and energy sectors also detracted from results. Energy names Halliburton Co. and Transocean Ltd. declined sharply, and we sold our positions in materials stocks Freeport-McMoRan Copper & Gold, Inc. and Vale do Rio Doce after they declined during the period.

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA") and Delaware Management Company ("Delaware")

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico;

SSgA: Nick de Peyster and Brian Shannahan;

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Pristen and Christopher Erickson

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

Marsico

Our portion of the Portfolio was not immune from the downturn in stock prices, and modestly underperformed the benchmark during the reporting period. In particular, our stock selection and sector allocations detracted from our relative results. Financials was the weakest-performing sector of the benchmark, generating a decline of 50% over the six-month period. Our portion of the Portfolio's performance was negatively affected by having more exposure to the sector than the benchmark. Certain of our holdings in the financials sector posted sharp declines, including Wells Fargo & Co., Goldman Sachs Group, Inc., US Bancorp, and JPMorgan Chase & Co., which was sold during the period.

Our performance was further hurt by stock selection and an underweight positioning in the healthcare and consumer staples sectors, which performed strongly during the reporting period.

Elsewhere, our energy positions struggled. For example, Transocean Ltd., Schlumberger Ltd. (prior to being sold), and Petroleo Brasileiro SA each declined more than 50% during the period. Other individual holdings having a material negative impact on performance were hotel/casino operators Wynn Resorts Ltd., Las Vegas Sands Corp., as well as our information technology position in Apple, Inc. and financial transaction processors Visa, Inc. and MasterCard, Inc.

There were a few areas that had a positive effect on performance during the reporting period. For example, several of our healthcare positions posted solid returns. Pharmaceutical company Schering-Plough Corp. and Abbott Laboratories posted gains. Biotechnology company Gilead Sciences, Inc. declined 6%, and exceeded the benchmark index's healthcare sector decline of 19%. In the consumer discretionary sector, restaurant company McDonald's Corp. posted a decline of 1%, exceeding the benchmark's consumer discretionary sector decline of 31%. As one of our largest holdings, McDonald's Corp. had a significant, positive effect on our relative results. An overweighted posture in the consumer discretionary sector further benefited our relative results, as the sector was among the strongest-performing areas of the benchmark.

Investment process (concluded)

selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

SSgA uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Using comprehensive research, it seeks to determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA then constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The aim is to have a resulting Portfolio with characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

Cash positions represented approximately 11% of our portion of the Portfolio, on average, throughout the reporting period. The elevated level of cash provided a limited measure of protection in the volatile market and helped preserve capital, to some extent.

During the period, we reduced our exposure to the energy, financials and telecommunication services sectors while increasing our exposure to the healthcare, consumer discretionary and consumer staples sectors. As of the end of the period, cash positions represented approximately 8% of our portion of the Portfolio's net assets.

SSgA

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our stock selection was very strong during this time, led by our holdings in the technology, energy and consumer discretionary sectors. Given sharply lower energy prices, our portion of the Portfolio benefited on a relative basis from not holding Schlumberger Ltd., being overweight Sunoco, Inc. and being overweight Exxon Mobil Corp. In the technology sector, our results were led by an overweight position in wireless technology company InterDigital, a position which we sold during the reporting period, taking gains.

Industrials and materials were our biggest detractors during the reporting period. Within industrials, positions in Foster Wheeler and United Rentals, Inc., both of which we sold during the period, and mining equipment maker Joy Global Inc. detracted from performance. Within materials, our position in Reliance Steel & Aluminum hurt relative performance during the reporting period, and was sold. Additionally, stocks tied to agriculture slumped on fears of shrinking demand and contracting prices, hurting our overweight positions in fertilizer producer Mosaic, which was sold during the reporting period, and in CF Industries Holdings, Inc.

Following a dismal 2008, we believe confidence in the credit markets to be building again. In terms of dividends, earnings and book value, we believe that the value offered by equities is the most generous seen in decades, particularly in comparison with US Treasuries. In addition, we believe that riskier assets with more generous yields, including stocks and corporate bonds, may slowly recover some of the capital that fled from them during 2008.

Delaware

During the reporting period, our portion of the Portfolio slightly underperformed the benchmark, with stock selection detracting from performance. Sector selection played a positive role in relative performance, as our portion of the Portfolio was underweight some of the worst performing sectors in the benchmark, including energy and basic industry/capital goods.

Our underweight to these areas stems from the fact that we seek to avoid owning stocks in which a commodity price or the direction and magnitude of an economic cycle are the key drivers of a company's results. Our investment philosophy is designed to own businesses that we believe have unique, sustainable competitive advantages that can help them to manage their way through various economic cycles.

One such holding contributing positively to relative performance during the period was UnitedHealth Group Inc. The company held up relatively well during the period as investors appeared to have an appetite to hold steady, cash-flow-generating assets at attractive prices. Despite UnitedHealth's exposure to the

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

economic cycle and to possible legislative changes with a Democrat-controlled White House and Congress, it is still regarded as a large-scale player in the managed care industry. Its stock could, in our view, benefit significantly from relatively small improvements in management execution, including a re-pricing and refining of its product lines to drive profitability.

Detractors from performance during the period included Seagate Technology. The company lagged as it continued to suffer from what we consider to have been a mismanaged product cycle in laptop hard disc drives, during a difficult time in the PC and laptop market. We eliminated our position in Seagate during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-34.41%	-37.02%	-4.76%	N/A	-7.71%
maximum sales charge	Class B3	-34.68%	-37.55%	-5.58%	N/A	-8.26%
or UBS PACE Select	Class C4	-34.65%	-37.52%	-5.54%	N/A	-8.43%
program fee	Class Y5	-34.26%	-36.75%	-4.37%	N/A	-6.67%
	Class P6	-34.29%	-36.83%	-4.47%	-6.11%	1.88%
After deducting	Class A2	-38.02%	-40.48%	-5.83%	N/A	-8.34%
maximum sales charge	Class B3	-37.92%	-40.66%	-5.95%	N/A	-8.26%
or UBS PACE Select	Class C4	-35.30%	-38.15%	-5.54%	N/A	-8.43%
program feeClass P6		-34.78%	-37.77%	-5.90%	-7.51%	0.36%
Russell 1000 Growth Index[7]		-34.31%	-36.44%	-4.76%	-5.29%	3.06%
Lipper Large-Cap Growth Funds median		-35.36%	-37.45%	-5.17%	-4.06%	2.67%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -43.07%; 5-year period, -4.53%; since inception, -7.79%; Class B—1-year period, -43.28%; 5-year period, -4.66%; since inception, -7.70%; Class C—1-year period, -40.87%; 5-year period, -4.26%; since inception, -7.88%; Class Y—1-year period, -39.55%; 5-year period, -3.08%; since inception, -6.08%; Class P—1-year period, -40.50%; 5-year period, -4.62%; 10-year period, -6.38%; since inception, 0.79%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.25% and 1.21%; Class B—2.24% and 2.05%; Class C—2.09% and 2.05%; Class Y—0.87% and 0.83%; and Class P—0.96% and 0.92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2009 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to SSgA. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05% and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$799.5
Number of holdings	156
Portfolio composition[1]	01/31/09
Common stocks	93.7%
ADRs	2.6
Cash equivalents and other assets less liabilities	3.7
Total	100.0%
Top five sectors[1]	01/31/09
Information technology	25.1%
Industrials	16.3
Health care	15.9
Consumer discretionary	11.2
Financials	10.4
Total	78.9%
Top ten equity holdings[1]	01/31/09
McDonald's Corp.	3.0%
Google, Inc.	2.7
Genentech, Inc.	2.6
Visa, Inc.	2.5
Oracle Corp.	2.4
QUALCOMM, Inc.	2.3
Lockheed Martin Corp.	2.0
Apple, Inc.	2.0
General Dynamics Corp.	1.8
Hewlett-Packard Co.	1.8
Total	23.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—96.32%
Aerospace & defense—5.76%
General Dynamics Corp.	253,599	$14,386,671
Honeywell International, Inc.	130,870	4,293,845
L-3 Communications Holdings, Inc.	5,861	463,136
Lockheed Martin Corp.	195,087	16,004,937
Precision Castparts Corp.	76,090	4,942,046
Raytheon Co.	117,850	5,965,567
		46,056,202
Air freight & logistics—1.14%
Expeditors International of Washington, Inc.[1]	175,000	4,866,750
United Parcel Service, Inc., Class B	100,000	4,249,000
		9,115,750
Airlines—0.12%
Alaska Air Group, Inc.1,*	14,900	392,764
Southwest Airlines Co.	82,100	577,163
		969,927
Beverages—0.84%
Coca-Cola Co.	28,078	1,199,492
PepsiCo, Inc.	110,313	5,541,022
		6,740,514
Biotechnology—4.77%
Alexion Pharmaceuticals, Inc.1,*	21,662	798,678
Cephalon, Inc.1,*	23,600	1,821,448
Genentech, Inc.*	252,140	20,483,853
Genzyme Corp.*	56,480	3,892,602
Gilead Sciences, Inc.1,*	71,056	3,607,513
Martek Biosciences Corp.1,*	65,457	1,731,338
Myriad Genetics, Inc.1,*	58,800	4,384,716
OSI Pharmaceuticals, Inc.1,*	25,300	900,680
Vertex Pharmaceuticals, Inc.1,*	15,100	499,055
		38,119,883
Capital markets—2.90%
Bank of New York Mellon Corp.	160,000	4,118,400
Goldman Sachs Group, Inc.	175,634	14,178,932
Knight Capital Group, Inc., Class A*	162,494	2,929,767
State Street Corp.	83,370	1,940,020
		23,167,119
Chemicals—2.92%
Air Products & Chemicals, Inc.[1]	32,205	1,619,912
CF Industries Holdings, Inc. [1]	20,278	953,066
Monsanto Co.	170,755	12,987,625
Praxair, Inc.[1]	85,000	5,292,100
Terra Industries, Inc.[1]	121,215	2,482,483
		23,335,186

Security description	Number of shares	Value
Commercial banks—0.63%
US Bancorp	170,001	$2,522,815
Wells Fargo & Co.	131,743	2,489,943
		5,012,758
Commercial services & supplies—0.08%
Comfort Systems USA, Inc.[1]	61,738	631,580
Communications equipment—4.77%
Avocent Corp1,*	9,700	139,195
Cisco Systems, Inc.*	588,284	8,806,612
Plantronics, Inc.	203,166	2,062,135
QUALCOMM, Inc.	539,075	18,625,041
Research In Motion Ltd.1,*	153,390	8,497,806
		38,130,789
Computers & peripherals—6.53%
Apple, Inc.*	174,119	15,693,345
Hewlett-Packard Co.	411,818	14,310,675
International Business Machines Corp.	149,109	13,665,840
NetApp, Inc.1,*	282,690	4,192,293
Synaptics, Inc.1,*	55,200	1,301,064
Teradata Corp.*	230,000	3,019,900
		52,183,117
Construction & engineering—0.72%
Fluor Corp.	86,900	3,380,410
Foster Wheeler Ltd.*	117,260	2,341,682
		5,722,092
Consumer finance—0.01%
American Express Co.	6,200	103,726
Diversified consumer services—1.78%
Apollo Group, Inc., Class A*	133,101	10,842,407
Weight Watchers International, Inc.[1]	150,000	3,421,500
		14,263,907
Diversified financial services—1.91%
CME Group, Inc.	28,000	4,869,480
Intercontinental Exchange, Inc.*	100,000	5,693,000
JPMorgan Chase & Co.	29,600	755,096
Moody's Corp.	186,320	3,990,974
		15,308,550
Electrical equipment—0.47%
ABB Ltd., ADR	242,890	3,169,714
Emerson Electric Co.	18,720	612,144
		3,781,858
Energy equipment & services—2.81%
Cameron International Corp.*	146,103	3,383,745
Halliburton Co.	230,530	3,976,643
National-Oilwell Varco, Inc.*	57,670	1,524,795

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—(concluded)
Schlumberger Ltd.	125,280	$5,112,677
Transocean Ltd.*	154,658	8,447,420
		22,445,280
Food & staples retailing—3.53%
CVS Caremark Corp.	232,789	6,257,368
Safeway, Inc.	143,300	3,070,919
Wal-Mart Stores, Inc.	273,203	12,873,326
Walgreen Co.	220,000	6,030,200
		28,231,813
Food products—0.97%
Dean Foods Co.*	65,700	1,270,638
Nestle SA, ADR	187,900	6,473,155
		7,743,793
Health care equipment & supplies—2.34%
Covidien Ltd.	167,770	6,432,302
Intuitive Surgical, Inc.1,*	9,200	949,716
Medtronic, Inc.	197,110	6,601,214
St. Jude Medical, Inc.*	129,570	4,712,461
		18,695,693
Health care providers & services—3.67%
Aetna, Inc.	78,801	2,442,831
Express Scripts, Inc.*	75,589	4,063,665
McKesson Corp.	121,060	5,350,852
Medco Health Solutions, Inc.*	107,400	4,825,482
Omnicare, Inc.[1]	57,400	1,604,904
UnitedHealth Group, Inc.	390,150	11,052,949
		29,340,683
Hotels, restaurants & leisure—3.70%
Las Vegas Sands Corp.1,*	417,829	2,151,819
McDonald's Corp.	414,121	24,027,300
MGM Mirage1,*	99,100	792,800
Wynn Resorts Ltd.1,*	86,646	2,606,312
		29,578,231
Household durables—0.09%
Harman International Industries, Inc.[1]	30,100	484,309
NVR, Inc.1,*	500	213,045
		697,354
Household products—1.13%
Procter & Gamble Co.	166,000	9,047,000
Industrial conglomerates—0.31%
Siemens AG, ADR[1]	44,700	2,505,882
Insurance—1.16%
AON Corp.	93,750	3,473,438
Marsh & McLennan Cos., Inc.[1]	196,480	3,797,958
MetLife, Inc.	69,570	1,998,746
		9,270,142

Security description	Number of shares	Value
Internet software & services—4.16%
eBay, Inc.*	300,000	$3,606,000
Google, Inc., Class A*	63,792	21,595,506
VeriSign, Inc.1,*	418,010	8,071,773
		33,273,279
IT services—7.17%
Accenture Ltd., Class A1	209,380	6,608,033
Affiliated Computer Services, Inc., Class A*	87,956	4,033,662
Alliance Data Systems Corp.*	72,900	3,031,911
Automatic Data Processing, Inc.[1]	95,680	3,476,054
MasterCard, Inc., Class A1	74,921	10,172,773
Visa, Inc., Class A1	406,362	20,053,965
Western Union Co.	731,397	9,990,883
		57,367,281
Life sciences tools & services—0.28%
Sequenom, Inc.1,*	99,400	2,202,704
Machinery—2.07%
Caterpillar, Inc.	92,140	2,842,519
Cummins, Inc.[1]	127,360	3,054,093
Deere & Co.[1]	138,180	4,800,373
Eaton Corp.[1]	55,150	2,427,703
Illinois Tool Works, Inc.	82,500	2,694,450
Joy Global, Inc.[1]	35,455	738,528
		16,557,666
Media—0.42%
Viacom, Inc., Class B*	229,870	3,390,582
Multi-utilities—0.21%
Dominion Resources, Inc.	48,477	1,705,421
Multiline retail—1.32%
Big Lots, Inc.*	80,869	1,087,688
Kohl's Corp.1,*	46,160	1,694,534
Target Corp.[1]	249,046	7,770,235
		10,552,457
Oil, gas & consumable fuels—5.00%
Apache Corp.	14,672	1,100,400
Cameco Corp.	69,180	1,142,854
Chevron Corp.	41,526	2,928,414
ConocoPhillips	66,428	3,157,323
EOG Resources, Inc.	96,130	6,514,730
Exxon Mobil Corp.[1]	95,953	7,338,485
Hess Corp.	54,950	3,055,769
Occidental Petroleum Corp.	112,654	6,145,276
Petroleo Brasileiro SA, ADR	116,365	3,048,763
Sunoco, Inc.[1]	89,100	4,127,112
Ultra Petroleum Corp.1,*	39,300	1,408,119
		39,967,245
Pharmaceuticals—4.88%
Abbott Laboratories	195,168	10,820,114
Allergan, Inc.	170,000	6,480,400
Eli Lilly & Co.	95,000	3,497,900

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Pharmaceuticals—(concluded)
Johnson & Johnson	121,631	$7,016,893
Merck & Co., Inc.	89,117	2,544,290
Pfizer, Inc.	86,743	1,264,713
Schering-Plough Corp.[1]	101,454	1,781,532
Teva Pharmaceutical Industries Ltd., ADR[1]	134,940	5,593,263
		38,999,105
Professional services—0.46%
Manpower, Inc.[1]	74,330	2,115,432
Watson Wyatt Worldwide, Inc., Class A1	32,967	1,532,965
		3,648,397
Road & rail—1.75%
Burlington Northern Santa Fe Corp.[1]	42,500	2,815,625
Norfolk Southern Corp.	97,861	3,753,948
Union Pacific Corp.[1]	169,458	7,420,566
		13,990,139
Semiconductors & semiconductor equipment—1.52%
Altera Corp.[1]	269,590	4,146,294
Analog Devices, Inc.	93,450	1,867,131
Intel Corp.	475,486	6,133,770
		12,147,195
Software—6.38%
Electronic Arts, Inc.1,*	197,740	3,053,106
Intuit, Inc.1,*	300,000	6,795,000
McAfee, Inc.1,*	133,044	4,056,512
Microsoft Corp.	800,965	13,696,501
Oracle Corp.*	1,158,376	19,495,468
Symantec Corp.1,*	253,000	3,878,490
		50,975,077
Specialty retail—3.74%
AutoZone, Inc.1,*	31,853	4,232,945
Children's Place Retail Stores, Inc.1,*	26,000	489,060
Lowe's Cos., Inc.	268,926	4,913,278
Staples, Inc.[1]	577,100	9,198,974
The Gap, Inc.	309,831	3,494,894
The Sherwin-Williams Co.[1]	22,100	1,055,275
TJX Cos., Inc.[1]	336,969	6,543,938
		29,928,364
Textiles, apparel & luxury goods—0.35%
Nike, Inc., Class B1	62,390	2,823,147
Tobacco—0.48%
Altria Group, Inc.	35,516	587,435
Philip Morris International, Inc.	86,913	3,228,818
		3,816,253

Security description	Number of shares	Value
Wireless telecommunication services—1.07%
Crown Castle International Corp.1,*	265,000	$5,172,800
Metropcs Communications, Inc.1,*	246,230	3,346,266
		8,519,066
Total common stocks (cost—$1,032,358,670)		770,062,207
	Face amount
Repurchase agreement—4.14%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $33,813,820 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09, (value—$33,785,462); proceeds: $33,123,028 (cost—$33,123,000)$33,123,000		33,123,000
	Number of shares
Investments of cash collateral from securities loaned—14.81%
Money market fund[2]—14.81%
UBS Private Money Market Fund LLC,[3] 0.887% (cost—$118,424,739)118,424,739		118,424,739
Total investments cost—$1,183,906,409)— 115.27%		921,609,946
Liabilities in excess of other assets—(15.27)%		(122,090,552)
Net assets—100.00%		$799,519,394

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments
Portfolio of investments—January 31, 2009 (unaudited)

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,183,906,409; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$14,469,103
Gross unrealized depreciation	(276,765,566)
Net unrealized depreciation	$(262,296,463)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Rate shown reflects yield at January 31, 2009.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$11,316,943	$520,523,418	$413,415,622	$118,424,739	$198,788

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	93.3%
Switzerland	2.0
Bermuda	1.7
Canada	1.2
Israel	0.6
Netherlands Antilles	0.6
Brazil	0.3
Germany	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 36.49% (before the deduction of the maximum UBS PACE Select program fee; and declined 36.97% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Russell 2500 Value Index (the "benchmark") declined 35.58% and the median return of the Lipper Small-Cap Value Funds category was -36.81%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 112. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Ariel

Our portion of the Portfolio lagged the benchmark during the reporting period. This was driven primarily by our exposures to three sectors. The first two were to the out-of-favor consumer discretionary and financial services sectors. As the companies we hold in those sectors continued to experience weakness and faced massive pessimism from the market, they underperformed the benchmark, declining 10.8%. We continue to appraise the companies' value and remain confident that, in aggregate, those holdings will be worth more in the longer term. The other difficult sector for the Portfolio was utilities, an area in which we believe it is generally difficult to carve out a durable competitive advantage—and thus, an area we avoid. As utilities held up well in this environment, our stance detracted from relative performance.

Despite the sharp losses hitting US stocks, we did have a few holdings that posted positive results during the period. Solid fundamental results drove HCC Insurance Holdings, Inc. to a 2.8% gain during the six-month period. This niche insurer was a standout in two areas. First, its underwriting was very strong, as the premiums it received more than made up for the claims it paid out. Second, because the company had prudently shaved down the risk of its investment portfolio earlier in 2008, its investment returns were strong compared to its peers.

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Ariel Investments, LLC ("Ariel"), Opus Capital Group, LLC ("Opus") and Metropolitan West Capital Management, LLC ("MetWest Capital")

Portfolio Managers:

Ariel: John W. Rogers, Jr.;

Opus: Len Haussler, Kevin P. Whelan and Jonathon M. Detter;

MetWest Capital: Gary W. Lisenbee and Samir Sikka

Objective:

Capital appreciation

Investment process:

Ariel seeks to invest in stocks of quality companies in industries where it believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. It believes that quality companies share several attributes that should result in capital appreciation over time, such as solid financials, high entry barriers, competitive advantages and quality management teams.

Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment. MetWest Capital attempts to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon and constructs a portfolio of its highest conviction ideas.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Specifically, it had less than 3% in equities when it reported results. We remain confident in its unique niche and conservative management team.

Elsewhere, food staples company J.M. Smucker Co. rose during the period, demonstrating its resilience. As the economic environment has shifted from bad to worse, the market has embraced companies that do well even when consumers are hurting. Smucker announced in January 2009 it would maintain its dividend at a time when many firms are cutting back, which the market applauded. While consumers are slashing their spending, they continue to purchase peanut butter, jelly and modestly-priced coffee.

The market did, however, punish the shares of some of our holdings. Asset manager Janus Capital Group Inc. dropped 82.2% as investors sold companies linked to the capital markets. Historically, Janus often falls sharply in larger market routs. We think the market becomes overly pessimistic on Janus in tough times, which also means it often rebounds nicely in rallies. Unlike many asset managers, Janus has a specialized niche in growth investing. It has created a brand that helps it defend its asset base when the market weakens, and grow it nicely in bull markets. For these reasons, we plan to continue holding Janus.

Royal Caribbean Cruises Ltd. slid 74.2% during the period, largely due to a disappointing earnings report in January 2009. While it has continued to fill ships, pricing and onboard revenue have fallen off. The market appears to be focusing on two issues: lower profitability and concern over Royal's debt. We believe the company's amount of leverage is both reasonable and manageable, and expect that it will navigate the recession well. In our opinion, the company's shares are trading at extremely low valuations, and we have been using this as a buying opportunity.

Opus

Our portion of the Portfolio outperformed the benchmark during what proved to be a volatile six months for both the markets and our portion of the Portfolio.

A major focus of our investment approach is to search for a combination of low valuations with high growth and/or dividend yield. Our portion of the Portfolio's outperformance during the period was primarily the result of strong stock selection within these guidelines. Throughout all sectors, we focused on companies with clean balance sheets, strong cash flow generation and higher returns-on-equity (ROE).

Within the consumer discretionary sector, this approach led us to companies selling children's clothing and close-out merchandise. Our holdings in the technology sector focused on defense-related names and supply-chain management companies. Within the financial services sector, we continued to hold micro-lenders. In the healthcare sector, two pharmaceutical names added to our overweighting. In addition, we maintained positions in pawnshop stocks.

The main drags on the Portfolio's relative performance were our overweight to the energy sector and our underweight in utilities. At the end of the reporting period, we remain significantly underweight in utilities. Within financial services, we remain underweight in both the real estate investment trust (REIT) and regional banking industries and overweight in insurance.

MetWest Capital

During the reporting period, our portion of the Portfolio outperformed the benchmark. Our in-depth company research and analysis resulted in stock selection which was the primary source of positive relative results, most notably in the healthcare, financials, industrials and consumer staples sectors.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

The primary detractors from relative performance were stock selection in the consumer discretionary and information technology sectors. An underweight in the defensive utilities sector—the result of security selection rather than tactical allocation decisions—also hindered performance as that sector held up well in the downturn.

Within the healthcare sector, Emergency Medical Services Corp. added the most value. Despite its strong performance over the six-month period, this well-managed emergency room and ambulance service provider continues to trade at a discount to our estimate of intrinsic value. We believe that it still possesses catalysts which could propel its stock price over the coming years. In the financial sector, insurer Hartford Financial Services Group, Inc. was the top contributor. Hartford is an excellent example of a high-quality company we did not expect to fall into the small cap universe and we consider it to be a good long-term investment opportunity.

Within the consumer discretionary sector, broadcast services provider Central European Media Enterprises Ltd. was the primary detractor from performance. While the company remains a great business with strong growth prospects, it has been hurt due to weakness in Central and Eastern European economies and currencies. In the information technology sector, Entegris, Inc. detracted the most from performance of our portion of the Portfolio. However, we believe this high-quality business will be an excellent long-term investment given its leading global position in managing materials used in semiconductor and other high-tech industries. For this reason, we took advantage of the recent weakness in the stock market to add to our position during the period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-36.55%	-40.12%	-6.09%	N/A	1.45%
maximum sales charge	Class B3	-36.79%	-40.60%	-6.86%	N/A	0.92%
or UBS PACE Select	Class C4	-36.78%	-40.57%	-6.80%	N/A	0.70%
program fee	Class Y5	-36.38%	-39.83%	-5.74%	N/A	1.99%
	Class P6	-36.49%	-40.00%	-5.94%	1.58%	4.31%
After deducting	Class A2	-40.04%	-43.41%	-7.15%	N/A	0.75%
maximum sales charge	Class B3	-39.95%	-43.57%	-7.09%	N/A	0.92%
or UBS PACE Select	Class C4	-37.41%	-41.16%	-6.80%	N/A	0.70%
program fee	Class P6	-36.97%	-40.90%	-7.34%	0.07%	2.76%
Russell 2500 Value Index[7]		-35.58%	-37.71%	-3.21%	4.72%	7.36%
Lipper Small-Cap Value Funds median		-36.81%	-37.21%	-3.53%	4.39%	5.88%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -38.88%; 5-year period, -4.36%; since inception, 2.31%; Class B—1-year period, -39.11%; 5-year period, -4.32%; since inception, 2.48%; Class C—1-year period, -36.54%; 5-year period, -4.02%; since inception, 2.25%; Class Y—1-year period, -35.08%; 5-year period, -2.93%; since inception, 3.58%; Class P—1-year period, -36.22%; 5-year period, -4.58%; 10-year period, 1.21%; since inception, 3.74%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.29% and 1.29%; Class B—2.20% and 2.16%; Class C—2.06% and 2.06%; Class Y—0.95% and 0.95%; and Class P—1.18% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the Portfolio's ordinary total operating expenses through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16% and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$276.4
Number of holdings	157
Portfolio composition[1]	01/31/09
Common and preferred stocks	96.6%
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five sectors[1]	01/31/09
Industrials	21.3%
Financials	19.4
Consumer discretionary	16.0
Health care	13.2
Information technology	12.7
Total	82.6%
Top ten equity holdings[1]	01/31/09
Bio-Rad Laboratories, Inc.	2.0%
Hewitt Associates, Inc.	1.9
Brady Corp.	1.8
IMS Health, Inc.	1.6
J.M. Smucker Co.	1.6
CACI International, Inc.	1.5
Equifax, Inc.	1.5
HCC Insurance Holdings, Inc.	1.4
Constellation Brands, Inc.	1.3
Gymboree Corp.	1.3
Total	15.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—96.07%
Aerospace & defense—1.30%
BE Aerospace, Inc.1,*	119,450	$1,155,081
Hexcel Corp.1,*	161,500	1,338,835
Triumph Group, Inc.[1]	24,250	1,098,040
		3,591,956
Air freight & logistics—0.72%
Forward Air Corp.[1]	98,530	1,996,218
Automobiles—0.27%
Thor Industries, Inc.[1]	69,500	735,310
Beverages—1.35%
Constellation Brands, Inc., Class A*	256,800	3,728,736
Building products—0.40%
Apogee Enterprises, Inc.[1]	107,350	1,100,338
Capital markets—2.15%
Investment Technology Group, Inc.*	88,850	1,926,268
Janus Capital Group, Inc.	484,500	2,543,625
Knight Capital Group, Inc., Class A*	81,300	1,465,839
		5,935,732
Commercial banks—4.85%
Boston Private Financial Holdings, Inc.	377,260	1,776,895
Cathay General Bancorp	107,000	1,358,900
City National Corp.[1]	76,700	2,654,587
CVB Financial Corp.	118,400	1,064,416
East West Bancorp, Inc.	19,100	181,259
International Bancshares Corp.	101,500	1,849,330
PrivateBancorp, Inc.	63,900	931,662
Synovus Financial Corp.	245,500	972,180
Wilmington Trust Corp.	69,000	944,610
Zions Bancorporation	112,000	1,671,040
		13,404,879
Commercial services & supplies—2.12%
ATC Technology Corp.1,*	79,500	1,037,475
Copart, Inc.*	38,500	927,465
Interface, Inc., Class A	255,100	1,040,808
Schawk, Inc.[1]	123,500	1,005,290
United Stationers, Inc.1,*	66,500	1,862,665
		5,873,703
Communications equipment—0.30%
Avocent Corp.1,*	57,050	818,668
Computers & peripherals—1.03%
Avid Technology, Inc.1,*	134,000	1,341,340
Electronics for Imaging, Inc.*	171,000	1,520,190
		2,861,530

Security description	Number of shares	Value
Construction & engineering—2.37%
EMCOR Group, Inc.1,*	107,350	$2,210,337
Perini Corp.1,*	126,750	2,642,737
Pike Electric Corp.1,*	150,500	1,693,125
		6,546,199
Consumer finance—1.75%
EzCORP, Inc., Class A*	151,600	2,057,212
First Cash Financial Services, Inc.1,*	85,050	1,430,541
World Acceptance Corp.1,*	70,300	1,346,245
		4,833,998
Diversified consumer services—0.58%
Sotheby's1	185,100	1,608,519
Diversified telecommunication services—0.60%
General Communication, Inc., Class A1,*	253,000	1,662,210
Electrical equipment—3.18%
AMETEK, Inc.	69,000	2,205,240
Brady Corp., Class A	243,150	5,086,698
Regal-Beloit Corp.[1]	44,000	1,494,240
		8,786,178
Electric utilities—1.24%
El Paso Electric Co.*	96,500	1,596,110
NV Energy, Inc.	171,000	1,834,830
		3,430,940
Electronic equipment, instruments & components—3.82%
Anixter International, Inc.1,*	126,700	3,418,366
Arrow Electronics, Inc.*	79,500	1,516,065
Benchmark Electronics, Inc.1,*	109,100	1,280,834
Ingram Micro, Inc., Class A1,*	110,200	1,352,154
Insight Enterprises, Inc.1,*	73,750	382,025
Jabil Circuit, Inc.	196,000	1,140,720
Plexus Corp.*	101,000	1,460,460
		10,550,624
Energy equipment & services—2.22%
Oceaneering International, Inc.1,*	60,000	2,067,600
Oil States International, Inc.1,*	100,100	1,832,831
TETRA Technologies, Inc.1,*	182,500	947,175
Tidewater, Inc.[1]	31,300	1,302,393
		6,149,999
Food & staples retailing—0.70%
Spartan Stores, Inc.	104,100	1,934,178
Food products—3.32%
Brooklyn Cheesecake & Desserts Co., Inc.2,*	34,680	5,202
J&J Snack Foods Corp.[1]	74,070	2,585,784
J.M. Smucker Co.[1]	96,700	4,366,005
Ralcorp Holdings, Inc.1,*	37,500	2,220,750
		9,177,741

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Gas utilities—0.97%
Atmos Energy Corp.	109,300	$2,683,315
Health care equipment & supplies—2.14%
Cooper Cos., Inc.[1]	43,500	825,195
Hospira, Inc.1,*	113,600	2,828,640
ICU Medical, Inc.1,*	74,000	2,257,740
		5,911,575
Health care providers & services—6.15%
Amedisys, Inc.1,*	38,000	1,566,740
AMERIGROUP Corp.*	104,750	2,929,857
AMN Healthcare Services, Inc.1,*	128,000	870,400
Chemed Corp.	68,000	2,728,840
Emergency Medical Services Corp., Class A1,*	50,000	1,676,000
Healthspring, Inc.*	164,800	2,870,816
LifePoint Hospitals, Inc.1,*	60,200	1,356,908
Magellan Health Services, Inc.1,*	38,500	1,394,470
Res-Care, Inc.*	119,500	1,619,225
		17,013,256
Health care technology—1.63%
IMS Health, Inc.	309,500	4,493,940
Hotels, restaurants & leisure—3.05%
International Game Technology[1]	199,700	2,116,820
Jack in the Box, Inc.1,*	87,650	1,980,013
Papa John's International, Inc.*	84,000	1,596,840
Royal Caribbean Cruises Ltd.[1]	420,000	2,725,800
		8,419,473
Household durables—1.86%
Black & Decker Corp.[1]	47,900	1,384,789
Mohawk Industries, Inc.1,*	41,600	1,335,776
Newell Rubbermaid, Inc.	298,400	2,411,072
		5,131,637
Household products—1.11%
Energizer Holdings, Inc.1,*	64,700	3,081,661
Industrial conglomerates—0.37%
Carlisle Cos., Inc.[1]	55,550	1,037,119
Insurance—7.05%
American Financial Group, Inc.	46,550	790,419
Argo Group International Holdings, Ltd.*	48,000	1,493,280
Aspen Insurance Holdings Ltd.	109,900	2,428,790
Delphi Financial Group, Inc., Class A	70,300	1,066,451
Hartford Financial Services Group, Inc.	57,000	750,120
HCC Insurance Holdings, Inc.	161,251	3,774,886
Horace Mann Educators Corp.	172,000	1,608,200
Markel Corp.*	8,200	2,214,246
Navigators Group, Inc.*	44,550	2,287,197
Selective Insurance Group, Inc.	107,000	1,642,450

Security description	Number of shares	Value
Insurance—(concluded)
StanCorp Financial Group, Inc.	55,250	$1,426,555
		19,482,594
Internet software & services—0.68%
DealerTrack Holdings, Inc.1,*	164,000	1,867,960
IT services—6.06%
CACI International, Inc., Class A*	90,000	4,063,500
Hewitt Associates, Inc., Class A1,*	189,400	5,375,172
ManTech International Corp., Class A1,*	16,550	887,577
MAXIMUS, Inc.	64,750	2,406,110
Syntel, Inc.[1]	63,950	1,378,122
Unisys Corp.*	670,000	502,500
VeriFone Holdings, Inc.1,*	459,500	2,127,485
		16,740,466
Leisure equipment & products—0.17%
RC2 Corp.*	82,000	476,420
Life sciences tools & services—2.36%
Bio-Rad Laboratories, Inc., Class A*	87,100	5,534,334
Covance, Inc.1,*	25,500	984,300
		6,518,634
Machinery—3.02%
Barnes Group, Inc.[1]	90,200	1,019,260
Crane Co.	67,550	1,176,721
IDEX Corp.	137,200	3,102,092
Kennametal, Inc.	74,050	1,187,762
Timken Co.	50,900	757,901
Watts Water Technologies, Inc., Class A1	50,000	1,114,000
		8,357,736
Marine—0.94%
Genco Shipping & Trading Ltd.[1]	93,800	1,458,590
Kirby Corp.1,*	48,050	1,152,239
		2,610,829
Media—3.47%
CBS Corp., Class B1	403,000	2,305,160
Central European Media Enterprises Ltd., Class A1,*	76,000	749,360
Gannett Co., Inc.[1]	377,400	2,177,598
Interpublic Group of Cos., Inc.1,*	875,000	2,913,750
McClatchy Co., Class A	509,800	336,468
Meredith Corp.[1]	69,800	1,114,706
		9,597,042
Multiline retail—1.23%
Big Lots, Inc.1,*	103,000	1,385,350
Nordstrom, Inc.[1]	159,500	2,024,055
		3,409,405

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Oil, gas & consumable fuels—1.35%
Holly Corp.[1]	74,050	$1,730,548
Quicksilver Resources, Inc.1,*	202,000	1,399,860
Swift Energy Co.1,*	39,600	606,672
		3,737,080
Paper & forest products—0.78%
Glatfelter	171,500	1,493,765
Neenah Paper, Inc.	97,900	658,867
		2,152,632
Personal products—0.61%
NBTY, Inc.1,*	88,850	1,676,600
Pharmaceuticals—1.08%
Endo Pharmaceuticals Holdings, Inc.1,*	80,400	1,806,588
Medicis Pharmaceutical Corp., Class A1	85,350	1,188,925
		2,995,513
Professional services—3.57%
Dun & Bradstreet Corp.	25,400	1,930,400
Equifax, Inc.[1]	163,700	4,046,664
Navigant Consulting, Inc.1,*	79,000	1,132,070
Resources Connection, Inc.1,*	105,000	1,519,350
School Specialty, Inc.1,*	75,000	1,237,500
		9,865,984
Real estate investment trusts (REITs)—0.98%
BioMed Realty Trust, Inc.[1]	88,250	974,280
DiamondRock Hospitality Co.	186,550	764,855
Entertainment Properties Trust[1]	27,250	617,212
LaSalle Hotel Properties[1]	42,500	354,025
		2,710,372
Real estate management & development—2.17%
CB Richard Ellis Group, Inc., Class A1,*	764,500	2,752,200
Jones Lang LaSalle, Inc.[1]	137,500	3,246,375
		5,998,575
Road & rail—0.71%
Landstar System, Inc.[1]	54,500	1,954,915
Semiconductors & semiconductor equipment—1.10%
Entegris, Inc.*	1,120,200	1,557,078
Varian Semiconductor Equipment Associates, Inc.1,*	77,500	1,475,600
		3,032,678

Security description	Number of shares	Value
Software—2.27%
JDA Software Group, Inc.*	164,000	$1,836,800
Manhattan Associates, Inc.*	127,250	1,952,015
MSC. Software Corp.1,*	195,500	1,137,810
Solera Holdings, Inc.1,*	56,000	1,349,040
		6,275,665
Specialty retail—3.09%
Borders Group, Inc.1,*	463,000	203,720
Group 1 Automotive, Inc.[1]	179,300	1,787,621
Gymboree Corp.1,*	142,550	3,492,475
Tiffany & Co.[1]	147,500	3,060,625
		8,544,441
Textiles, apparel & luxury goods—1.19%
Skechers USA, Inc., Class A1,*	121,200	1,207,152
UniFirst Corp.	46,000	1,207,040
Volcom, Inc.1,*	105,500	874,595
		3,288,787
Trading companies & distributors—0.51%
Applied Industrial Technologies, Inc.	85,650	1,352,414
Huttig Building Products, Inc.2,*	162,000	56,700
		1,409,114
Wireless telecommunication services—0.13%
iPCS, Inc.1,*	72,000	357,120
Total common stocks (cost—$423,224,521)		265,560,194
Preferred stock—0.50%
Commercial banks—0.50%
East West Bancorp, Inc.,[2,3] (cost—$2,188,000)	2,188	1,379,315
	Face amount
Repurchase agreement—2.43%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $6,849,946 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$6,844,200); proceeds: $6,710,006 (cost—$6,710,000)	$6,710,000	6,710,000

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—27.66%
Money market fund[4]—27.66%
UBS Private Money Market Fund LLC,[5] 0.887% (cost—$76,441,532)	76,441,532	$76,441,532
Total investments (cost—$508,564,053)— 126.66%		350,091,041
Liabilities in excess of other assets—(26.66)%		(73,679,718)
Net assets—100.00%		$276,411,323

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $508,564,053; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,424,247
Gross unrealized depreciation	(168,897,259)
Net unrealized depreciation	$(158,473,012)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Illiquid securities representing 0.52% of net assets as of January 31, 2009.

3  Non cumulative preferred stock. Convertible until 12/31/49.

4  Rate shown reflects yield at January 31, 2009.

5  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$75,003,218	$231,462,352	$230,024,038	$76,441,532	$309,420

Issuer breakdown by country or commonwealth of origin

Percentage of total investments
United States	97.5%
Bermuda	1.3
Liberia	0.8
Marshall Islands	0.4
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 37.95% (before the deduction of the maximum UBS PACE Select program fee; and declined 38.41% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the Russell 2500 Growth Index (the "benchmark") declined 40.12%, and the median return of the Lipper Mid-Cap Growth Funds category was -40.42%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 121. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Copper Rock

Our portion of the Portfolio outperformed the benchmark during the reporting period. In a challenging environment, our stock selection in the energy, telecommunications and transportation sectors positively contributed to our relative performance. In addition, our overweight to business services stocks, particularly education services stocks, was beneficial.

During the six-month period, our holding in Strayer Education Services, Inc. was the leading contributor to performance in our portion of the Portfolio. Despite the severe downturn in the economy in the latter half of 2008, three things drove Strayer's performance: 1) an increase in enrollment growth; 2) successful new campus rollouts which were profitable sooner than expected; and 3) limited exposure to the private loan market. The company, along with a handful of other post-secondary education services providers, has been fairly resilient during this economic recession as people seek to improve their marketability and learn new skills or trades to withstand the recession. As Strayer reached our price target, we trimmed the position, taking gains. Another educational services stock, Corinthian Colleges, Inc., also contributed positively to results during the period.

SBA Communications Corp., which owns and operates wireless communications towers in the US, Puerto Rico,

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and AG Asset Management LLC ("AG Asset Management") until February 1, 2009 and Palisade Capital Management, LLC ("Palisade") commencing February 2, 2009

Portfolio Managers:

Copper Rock: Tucker Walsh and Michael Malouf;
Riverbridge: Mark Thompson;
AG Asset Management: Beth Dater and Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

and the US Virgin Islands, was a top contributor to the Portfolio's performance during the reporting period. The company reported strong third quarter 2008 results and increased its expectations for 2009 performance. Despite a global recession, the tower business remains generally attractive as more wireless data and new technologies from the telecommunications carriers need to be supported.

On the downside, our stock selection in the capital equipment, financial, consumer staples and technology sectors was more challenging. Within capital equipment, our holdings of Flowserve Corp., Teledyne Technologies, Inc. and EnerSys, Inc. detracted from performance, and we sold out of all three positions during the reporting period. Individual stock selection in financial services also had a negative impact, as our holdings of payment processing stocks, such as CyberSource, a position we sold during the period, were down following fears that volume growth would slow significantly due to the global recession.

While unsettling news regarding the economy has remained pervasive during the beginning of 2009, there have been some early indicators that we believe point to a more favorable environment for small-cap growth stocks as we reach the bottom of the recession. We plan to continue to employ a fundamental, stock-by-stock approach in an effort to find the best small growth names that fit our investment process and growth characteristics.

Riverbridge

While our portion of the Portfolio outperformed the benchmark, it was a difficult time period for the broader market. Sector allocation, in particular, contributed to our relative results during the period. Specifically, we benefited from our underweight to the energy sector. Stock selection within the information technology and industrial sectors also helped performance.

Our holdings were less economically sensitive than those companies contained in the benchmark, as we emphasized companies that have the ability to internally finance their growth. As a result, our holdings tended to be less impacted by the struggles of the credit markets, enhancing performance relative to the benchmark.

When examining the performance of individual companies held by our portion of the Portfolio, few posted positive absolute returns in this difficult time period. One that did was Universal Technical Institute, the top-performing holding in our portion of the Portfolio. This post-secondary education provider reported encouraging enrollment trends. On the downside, holdings exposed to the struggling semi-conductor market, such as Rudolph Technologies, Inc. and Entegris, Inc., hurt Portfolio performance.

Looking ahead, the unwillingness of banks to lend, coupled with more reserved spending by consumers and businesses, is likely to impede economic recovery, in our opinion. We think it is probable that corporate profits, in general, will continue to decline in the months ahead.

Investment process (concluded)

secular earnings growth, regardless of overall economic conditions.

AG Asset Management seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. AG Asset Management's goal is to ascertain a dynamic of change before it manifests in consensus estimates. AG Asset Management believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

AG Asset Management

Our portion of the Portfolio performed roughly in line with the benchmark during the reporting period. Our holdings in the information technology and financial service sectors were key contributors to relative performance.

In particular, many of our software holdings, including Quest Software, Inc. and McAfee, Inc. were down for the period, but significantly outperformed the market on a relative basis. As investor sentiment became, in our view, overly negative on the financial services sector, we made several timely purchases, including Fidelity National Financial, Inc., Affiliated Managers Group, Inc. and Raymond James Financial Inc., which helped relative performance during the reporting period.

Despite the positive contribution from these stocks, an allocation to industrial stocks and an underweight in healthcare weighed on our portion of the Portfolio's relative performance. As fears of a global economic slowdown and a continued credit freeze grew, many of our industrial stocks sold off precipitously. The sell-off was exacerbated by hedge fund liquidations, as many hedge funds had significant holdings in this area. Kansas City Southern, Atlas Air Worldwide Holdings, Inc., and General Cable Corp. were among the worst performers. Although we did lower exposure to the industrial sector during the period, we believe that the industrial companies we hold, such as the names mentioned above, represent compelling value and are likely to fare better than their peers.

Healthcare was the best-performing sector during the period. As a group, our healthcare stocks fared better than the overall market. Despite the fact that healthcare tends to do well in recessions, we remain underweight the sector as we believe valuations are relatively high and that much of the strength has been in the biotechnology industry, which tends to be overly speculative.

We continue to seek to position our portion of the Portfolio in companies that we believe have the wherewithal to survive in the current environment, and the ability to grow faster than their peers as we emerge from this downturn. It is our belief that as the appetite for risk improves, small/medium capitalization stocks should do well.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-37.98%	-40.35%	-5.86%	N/A	-4.91%
maximum sales charge	Class B3	-38.20%	-40.81%	-6.67%	N/A	-5.50%
or UBS PACE Select	Class C4	-38.25%	-40.84%	-6.60%	N/A	-5.64%
program fee	Class Y5	-37.86%	-40.17%	-5.51%	N/A	-3.03%
	Class P6	-37.95%	-40.27%	-5.68%	1.33%	4.26%
After deducting	Class A2	-41.39%	-43.63%	-6.92%	N/A	-5.57%
maximum sales charge	Class B3	-41.29%	-43.77%	-6.93%	N/A	-5.50%
or UBS PACE Select	Class C4	-38.86%	-41.43%	-6.60%	N/A	-5.64%
program fee	Class P6	-38.41%	-41.16%	-7.09%	-0.18%	2.70%
Russell 2500 Growth Index[7]		-40.12%	-40.14%	-4.23%	-0.16%	2.72%
Lipper Mid-Cap Growth Funds median		-40.24%	-41.98%	-3.80%	-0.02%	3.60%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -46.90%; 5-year period, -5.29%; since inception, -4.85%; Class B—1-year period, -47.08%; 5-year period, -5.32%; since inception, -4.78%; Class C—1-year period, -44.82%; 5-year period, -4.97%; since inception, -4.92%; Class Y—1-year period, -43.56%; 5-year period, -3.84%; since inception, -2.25%; Class P—1-year period, -44.58%; 5-year period, -5.46%; 10-year period, 0.83%; since inception, 3.23%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.31% and 1.31%; Class B—2.43% and 2.13%; Class C—2.08% and 2.08%; Class Y—0.94% and 0.94%; and Class P—1.17% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13% and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$289.1
Number of holdings	195
Portfolio composition[1]	01/31/09
Common stocks	97.3%
ADRs	0.6
Investment company	0.6
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five sectors[1]	01/31/09
Information technology	26.1%
Health care	20.7
Industrials	20.2
Consumer discretionary	12.2
Financials	7.1
Total	86.3%
Top ten equity holdings[1]	01/31/09
ResMed, Inc.	1.7%
Equinix, Inc.	1.6
F5 Networks, Inc.	1.4
Nuance Communications, Inc.	1.3
Alexion Pharmaceuticals, Inc.	1.3
Huron Consulting Group, Inc.	1.2
Omnicare, Inc.	1.2
Sybase, Inc.	1.2
Scientific Games Corp.	1.2
Priceline.com, Inc.	1.2
Total	13.3%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—97.91%
Aerospace & defense—0.63%
BE Aerospace, Inc.*	100,250	$969,418
Stanley, Inc.1,*	27,831	842,166
		1,811,584
Air freight & logistics—0.75%
Atlas Air Worldwide Holdings, Inc.*	61,175	887,649
Dynamex, Inc.1,*	42,000	465,360
Forward Air Corp.[1]	40,000	810,400
		2,163,409
Auto components—0.44%
Gentex Corp.	150,000	1,258,500
Biotechnology—4.78%
Alexion Pharmaceuticals, Inc.1,*	101,356	3,736,996
Cephalon, Inc.1,*	20,307	1,567,294
Cepheid, Inc.1,*	175,000	1,302,000
Isis Pharmaceuticals, Inc.1,*	148,191	2,093,939
Onyx Pharmaceuticals, Inc.1,*	88,950	2,706,748
OSI Pharmaceuticals, Inc.1,*	35,740	1,272,344
Vertex Pharmaceuticals, Inc.1,*	34,596	1,143,398
		13,822,719
Capital markets—2.81%
Affiliated Managers Group, Inc.*	73,668	2,960,717
Greenhill & Co., Inc.	24,698	1,605,864
Investment Technology Group, Inc.*	43,845	950,560
Lazard Ltd., Class A	49,085	1,300,752
Raymond James Financial, Inc.[1]	71,020	1,314,580
		8,132,473
Chemicals—1.25%
Intrepid Potash, Inc.1,*	117,840	2,401,579
Landec Corp.1,*	115,000	632,500
Zoltek Companies, Inc.1,*	80,000	566,400
		3,600,479
Commercial banks—1.14%
IBERIABANK Corp.	32,850	1,392,511
Signature Bank*	73,907	1,898,671
		3,291,182
Commercial services & supplies—4.41%
Cenveo, Inc.1,*	265,250	1,047,738
Corrections Corp. of America1,*	97,330	1,341,207
EnergySolutions, Inc.	209,025	938,522
G & K Services, Inc., Class A	44,000	811,800
Innerworkings, Inc.1,*	110,000	364,100
Iron Mountain, Inc.1,*	50,662	1,036,545
Mobile Mini, Inc.1,*	49,000	619,360

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Ritchie Brothers Auctioneers, Inc.[1]	48,914	$898,061
Rollins, Inc.	145,000	2,262,000
Stericycle, Inc.*	24,276	1,187,582
Waste Connections, Inc.*	77,469	2,248,150
		12,755,065
Communications equipment—3.01%
CIENA Corp.1,*	85,470	533,333
Digi International, Inc.*	183,000	1,390,800
F5 Networks, Inc.*	181,233	4,017,936
Polycom, Inc.1,*	96,370	1,353,998
Riverbed Technology, Inc.1,*	138,050	1,401,207
		8,697,274
Computers & peripherals—1.70%
Data Domain, Inc.1,*	104,190	1,356,554
NetApp, Inc.*	144,058	2,136,380
Stratasys, Inc.1,*	80,000	856,800
Synaptics, Inc.*	24,099	568,013
		4,917,747
Construction & engineering—1.06%
Granite Construction, Inc.[1]	17,705	623,570
Quanta Services, Inc.1,*	114,400	2,445,872
		3,069,442
Construction materials—0.27%
Eagle Materials, Inc.[1]	43,820	792,266
Containers & packaging—1.12%
Pactiv Corp.*	57,600	1,245,312
Silgan Holdings, Inc.	43,550	1,996,332
		3,241,644
Distributors—0.48%
LKQ Corp.1,*	119,000	1,374,450
Diversified consumer services—2.74%
Corinthian Colleges, Inc.1,*	101,970	1,904,800
DeVry, Inc.	42,617	2,283,419
New Oriental Education & Technology Group, Inc., ADR1,*	37,729	1,804,955
Strayer Education, Inc.[1]	6,023	1,303,558
Universal Technical Institute, Inc.1,*	36,000	631,080
		7,927,812
Diversified financial services—1.65%
MSCI, Inc., Class A1,*	116,181	2,016,902
Nasdaq Stock Market, Inc.*	61,725	1,346,840
Portfolio Recovery Associates, Inc.1,*	59,000	1,391,810
		4,755,552

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Electrical equipment—1.46%
AMETEK, Inc.	37,400	$1,195,304
General Cable Corp.1,*	99,478	1,637,408
Regal-Beloit Corp.[1]	40,669	1,381,119
		4,213,831
Electric utilities—0.32%
ITC Holdings Corp.	22,258	934,391
Electronic equipment, instruments & components—1.55%
Dolby Laboratories, Inc., Class A*	39,880	1,019,333
Echelon Corp.1,*	93,000	688,200
FARO Technologies, Inc.1,*	40,000	600,800
Napco Security Systems, Inc.*	103,200	116,616
National Instruments Corp.[1]	96,000	2,061,120
		4,486,069
Energy equipment & services—1.16%
Dril-Quip, Inc.1,*	43,300	1,060,850
IHS, Inc., Class A*	42,790	1,874,202
Smith International, Inc.[1]	18,834	427,532
		3,362,584
Food & staples retailing—0.86%
BJ's Wholesale Club, Inc.1,*	32,440	930,379
United Natural Foods, Inc.1,*	100,000	1,554,000
		2,484,379
Food products—0.28%
Hain Celestial Group, Inc.1,*	54,000	821,880
Health care equipment & supplies—8.91%
Abaxis, Inc.1,*	50,000	791,000
AngioDynamics, Inc.*	130,000	1,768,000
Beckman Coulter, Inc.	25,150	1,250,458
Conceptus, Inc.1,*	116,039	1,666,320
Cooper Cos., Inc.[1]	72,025	1,366,314
I-Flow Corp.*	109,466	449,905
Immucor, Inc.1,*	40,705	1,127,936
Integra LifeSciences Holdings1,*	36,055	1,000,166
Masimo Corp.1,*	24,964	693,250
Neogen Corp.*	77,000	2,015,090
NuVasive, Inc.1,*	80,164	2,993,324
ResMed, Inc.*	125,889	5,022,971
Somanetics Corp.1,*	55,000	805,200
SurModics, Inc.1,*	23,000	456,090
West Pharmaceutical Services, Inc.[1]	54,290	1,803,514
Wright Medical Group, Inc.*	122,630	2,543,346
		25,752,884
Health care providers & services—4.34%
Chemed Corp.	62,000	2,488,060
IPC The Hospitalist Co.1,*	45,000	861,300
MEDNAX, Inc.1,*	45,000	1,510,650

Security description	Number of shares	Value
Health care providers & services—(concluded)
Omnicare, Inc.[1]	122,185	$3,416,293
PSS World Medical, Inc.1,*	68,700	1,090,956
Psychiatric Solutions, Inc.1,*	122,805	3,192,930
		12,560,189
Health care technology—0.66%
Allscripts Healthcare Solutions, Inc.	112,000	943,040
Cerner Corp.1,*	28,418	958,255
		1,901,295
Hotels, restaurants & leisure—3.72%
Burger King Holdings, Inc.[1]	114,034	2,537,256
Cheesecake Factory, Inc.1,*	85,000	737,800
Darden Restaurants, Inc.	43,768	1,147,597
Las Vegas Sands Corp.1,*	136,918	705,128
P.F. Chang's China Bistro, Inc.1,*	34,927	619,256
Scientific Games Corp., Class A1,*	264,988	3,330,899
WMS Industries, Inc.1,*	75,452	1,676,543
		10,754,479
Insurance—0.25%
Fidelity National Financial, Inc., Class A1	50,350	736,117
Internet & catalog retail—1.15%
Priceline.com, Inc.1,*	49,592	3,327,127
Internet software & services—3.43%
Akamai Technologies, Inc.*	168,458	2,270,814
Bankrate, Inc.1,*	37,345	1,245,829
DealerTrack Holdings, Inc.*	80,000	911,200
Equinix, Inc.1,*	89,163	4,756,846
VistaPrint Ltd.1,*	31,749	727,052
		9,911,741
IT services—3.00%
Cass Information Systems, Inc.[1]	39,000	929,760
Cognizant Technology Solutions Corp., Class A*	43,228	809,661
Forrester Research, Inc.1,*	51,000	1,064,880
Gartner, Inc.*	52,777	747,322
MAXIMUS, Inc.	63,000	2,341,080
SAIC, Inc.1,*	98,610	1,946,561
Sapient Corp.1,*	193,530	824,438
		8,663,702
Life sciences tools & services—1.99%
Illumina, Inc.1,*	53,636	1,467,481
MEDTOX Scientific, Inc.1,*	37,000	234,580
Pharmaceutical Product Development, Inc.	50,800	1,213,612
QIAGEN N.V.1,*	63,644	1,091,495
Techne Corp.[1]	29,000	1,739,130
		5,746,298

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Machinery—1.98%
IDEX Corp.	76,849	$1,737,556
Kaydon Corp.[1]	57,005	1,550,536
Middleby Corp.*	36,000	833,760
Mueller Water Products, Inc., Class A1	120,044	812,698
Wabtec Corp.[1]	26,717	799,640
		5,734,190
Multiline retail—0.20%
Dollar Tree, Inc.1,*	13,781	588,587
Oil, gas & consumable fuels—4.95%
Arena Resources, Inc.1,*	42,679	1,039,660
Comstock Resources, Inc.1,*	33,079	1,261,302
Concho Resources, Inc.*	56,716	1,430,378
Continental Resources, Inc.1,*	47,376	979,262
Denbury Resources, Inc.*	126,653	1,550,233
EXCO Resources, Inc.1,*	128,222	1,300,171
Petrohawk Energy Corp.1,*	157,170	3,097,821
Plains Exploration & Production Co.1,*	111,685	2,358,787
Whiting Petroleum Corp.1,*	44,964	1,303,956
		14,321,570
Personal products—0.13%
USANA Health Sciences, Inc.1,*	16,000	371,360
Pharmaceuticals—0.78%
Medicis Pharmaceutical Corp., Class A1	70,000	975,100
Perrigo Co.[1]	43,098	1,264,926
		2,240,026
Professional services—4.00%
CoStar Group, Inc.1,*	26,500	784,930
Dun & Bradstreet Corp.	24,884	1,891,184
FTI Consulting, Inc.1,*	40,150	1,646,551
Huron Consulting Group, Inc.1,*	71,768	3,586,965
Monster Worldwide, Inc.1,*	226,874	2,089,510
Resources Connection, Inc.1,*	108,000	1,562,760
		11,561,900
Road & rail—3.54%
Con-way, Inc.	72,425	1,595,523
Genesee & Wyoming, Inc., Class A1,*	39,917	1,084,545
J.B. Hunt Transport Services, Inc.[1]	51,298	1,142,406
Kansas City Southern1,*	104,785	1,902,896
Landstar System, Inc.[1]	50,519	1,812,116
Old Dominion Freight Line, Inc.*	107,100	2,686,068
		10,223,554
Semiconductors & semiconductor equipment—5.53%
Atmel Corp.*	702,030	2,344,780

Security description	Number of shares	Value
Semiconductors & semiconductor equipment—(concluded)
Cabot Microelectronics Corp.*	38,000	$864,880
Entegris, Inc.*	204,230	283,880
Lam Research Corp.1,*	55,126	1,114,096
ON Semiconductor Corp.1,*	739,215	3,082,527
PMC-Sierra, Inc.*	233,900	1,139,093
Power Integrations, Inc.[1]	123,059	2,395,959
Rudolph Technologies, Inc.*	50,000	140,500
Semtech Corp.*	132,000	1,551,000
Silicon Laboratories, Inc.*	40,107	923,664
Varian Semiconductor Equipment Associates, Inc.1,*	71,975	1,370,404
Xilinx, Inc.[1]	46,230	778,975
		15,989,758
Software—8.00%
ANSYS, Inc.*	24,500	609,070
Citrix Systems, Inc.*	64,050	1,347,612
Commvault Systems, Inc.1,*	101,450	1,346,241
Concur Technologies, Inc.1,*	24,225	598,115
Guidance Software, Inc.*	86,000	294,120
Informatica Corp.1,*	184,879	2,359,056
Manhattan Associates, Inc.1,*	53,000	813,020
McAfee, Inc.1,*	104,800	3,195,352
Nuance Communications, Inc.1,*	379,917	3,745,982
Quest Software, Inc.*	199,250	2,484,647
Solera Holdings, Inc.1,*	61,484	1,481,150
Sybase, Inc.1,*	122,571	3,347,414
Ultimate Software Group, Inc.1,*	76,000	1,046,520
Verint Systems, Inc.*	69,255	450,158
		23,118,457
Specialty retail—3.51%
Aeropostale, Inc.1,*	80,135	1,691,650
American Eagle Outfitters, Inc.[1]	103,121	929,120
GameStop Corp., Class A*	27,675	685,786
Guess?, Inc.[1]	109,497	1,761,807
Gymboree Corp.1,*	52,524	1,286,838
J. Crew Group, Inc.1,*	60,300	603,000
Ross Stores, Inc.[1]	49,100	1,444,522
Urban Outfitters, Inc.*	112,720	1,756,178
		10,158,901
Textiles, apparel & luxury goods—1.21%
Coach, Inc.*	60,900	889,140
Phillips-Van Heusen Corp.	137,788	2,620,728
		3,509,868
Trading companies & distributors—2.30%
Beacon Roofing Supply, Inc.1,*	115,000	1,463,950
Leap Wireless International, Inc.1,*	82,775	2,085,930
SBA Communications Corp., Class A1,*	154,922	3,082,948
		6,632,828

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Transportation Infrastructure—0.46%
Aegean Marine Petroleum Network, Inc.[1]	78,241	$1,338,703
Total common stocks (cost—$368,036,462)		283,058,266
Investment company—0.62%
iShares Russell 2000 Growth Index Fund (cost—$1,809,169)	38,003	1,794,502
	Face amount
Repurchase agreement—3.66%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $10,786,367 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$10,777,321); proceeds: $10,566,009 (cost—$10,566,000)	$10,566,000	10,566,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—30.21%
Money market fund[2]—30.21%
UBS Private Money Market Fund LLC,[3] 0.887% (cost—$87,330,454)	87,330,454	$87,330,454
Total investments (cost—$467,742,085)— 132.40%		382,749,222
Liabilities in excess of other assets—(32.40)%		(93,652,875)
Net assets—100.00%		$289,096,347

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $467,742,085; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,088,671
Gross unrealized depreciation	(94,081,534)
Net unrealized depreciation	$(84,992,863)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Rate shown reflects yield at January 31, 2009.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$57,474,628	$176,064,827	$146,209,001	$87,330,454	$545,261

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	98.2%
Bermuda	0.5
Cayman Islands	0.5
Marshall Islands	0.3
Netherlands	0.3
Canada	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 40.81% (before the deduction of the maximum UBS PACE Select program fee; and declined 41.25% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the MSCI EAFE Index (net) (the "benchmark") declined 40.75%, and the median return of the Lipper International Large-Cap Growth Funds category was -41.07%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 130. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Martin Currie

During the reporting period, our portion of the Portfolio lagged the benchmark. Looking more closely at our relative underperformance, it was mainly due to stock selection, particularly during the month of October. Underperformers included European positions such as Tecnicas Reunidas, which we sold from the portfolio during the period, as well as Société Générale and Siemens AG, which also detracted from performance. In addition, Asian and emerging market holdings CEZ and Bank of China, Ltd. hurt performance, while Boart Longyear Group and Gazprom were sold following poor performance during the reporting period.

Our asset allocation to emerging markets and Japan also hurt performance. In Japan, the underlying market was as weak as other global markets. However, the yen appreciated significantly during the period. Stock selection in Japan was also negative, with a lack of exposure to utilities detracting from relative performance.

At the regional level, the largest positive contributor to our portion of the Portfolio's relative performance was our asset allocation to the Asia-Pacific region, exclusive of Japan. At the sector level, stock selection in financials, as well as our underweight allocation to materials, helped relative performance, as did an allocation to the information technology sector.

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: James Fairweather; Mondrian: Nigel G. May, Hugh A. Serjeant and Emma R. E. Lewis;
J.P. Morgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

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UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – continued

At the start of the reporting period, we were expecting the economy to deteriorate, and focused on long-term projects in our industrial exposure. We did not, however, anticipate the magnitude or speed of the deterioration, nor identify the full consequences of the credit markets coming to a near-standstill. This became apparent only in the aftermath of the Lehman Brothers bankruptcy in September 2008.

We are fundamental bottom-up stock pickers, weighing company analysis above economic forecasting as the determinant of value and opportunity. We manage our portion of the Portfolio in a growth-biased style and within set risk parameters—an approach which tends to struggle in times of major market shifts, but one which we believe is likely to be rewarded over the longer term.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Market selection, currency contribution and stock selection were all positive contributors to our relative results. Strong stock selection in Germany, Australia, Singapore and Japan was supported by sector allocation decisions which proved beneficial to performance. In particular, overweight positions in the telecommunications services and healthcare sectors, and underweight positions in the materials and financials sectors, helped the Portfolio's relative performance.

Healthcare was the best performing sector in recent months. Other sectors considered to be "safe havens" also performed well in relative terms, including the telecommunications services and utilities sectors. In particular, utility Hong Kong Electric performed well during the period, benefitting returns, as did the Japanese telecommunications company KDDI.

The materials sector was the worst-performing sector during the reporting period, followed by the financials sector. A large number of banks received governmental help in some form toward the end of the year. However, the terms of that support proved to be, in most cases, very punitive towards existing shareholders. During the reporting period, Belgian bank Fortis and UK bank HBOS plc both saw sharp declines in their share prices, detracting from the Portfolio's relative performance.

Investment process (concluded)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. It seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – concluded

Our currency positioning also added to relative returns. This was driven by our defensive hedge out of the euro, an overweight position in the Japanese yen, and an underweight position in the British pound. However, an overweight to the underperforming Australian dollar detracted from returns somewhat.

J.P. Morgan

Our portion of the Portfolio modestly lagged the benchmark during the reporting period. From a sector perspective, positions in the industrial cyclical, transport and consumer cyclicals sectors hurt our relative returns, while positions in the insurance and auto sectors helped. Regionally, stock selection in Japan detracted from performance, while holdings in the UK positively contributed to results.

In terms of individual stocks, International Power PLC, a UK-based power producer, hurt returns. Part of the decline in the stock has been driven by currency movements, as the British pound depreciated sharply against other major currencies. In addition, operational disruptions have undercut International Power's earnings, lower oil prices have raised concerns about electricity rates and the current credit crisis has led to questions about the company's ability to pursue its expansion plans.

ING, a Dutch insurance and banking group, also detracted from our portion of the Portfolio's performance and was sold during the period. The stock plummeted after a 1.6 billion euro write-off in the third quarter of 2008 caused the company to post its first loss in over a decade, raising questions about its capital adequacy. In an effort to stem a major sell-off in the stock, the company availed itself of a 10 billion euro capital injection from the Dutch government, on what we view to be very favorable terms. While the deal may prompt ING to forego paying dividends temporarily, it provides the company with a buffer with which to ride out the current financial storm.

On a more positive note, value was added to our portion of the Portfolio from holding Bermuda re-insurer Catlin Group Ltd. and German re-insurer Munich Re. Reinsurance companies have performed better than the overall insurance sector and are expected to benefit from higher reinsurance rates, as the demand for re-insurers tends to increase in times of financial crisis. Shares of Catlin Group posted positive returns during this period, surging on better-than-expected results for the first nine months of 2008, as international growth offset UK rate decreases and hurricane losses.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-40.88%	-44.96%	-1.18%	N/A	-2.46%
maximum sales charge	Class B3	-41.24%	-45.59%	-2.15%	N/A	-3.13%
or UBS PACE Select	Class C4	-41.13%	-45.41%	-1.97%	N/A	-3.24%
program fee	Class Y5	-40.78%	-44.77%	-0.78%	N/A	-1.91%
	Class P6	-40.81%	-44.83%	-0.89%	-1.01%	2.10%
After deducting	Class A2	-44.13%	-47.99%	-2.29%	N/A	-3.13%
maximum sales charge	Class B3	-44.13%	-48.26%	-2.46%	N/A	-3.13%
or UBS PACE Select	Class C4	-41.69%	-45.94%	-1.97%	N/A	-3.24%
program fee	Class P6	-41.25%	-45.66%	-2.37%	-2.48%	0.57%
MSCI EAFE Index (net)[7]		-40.75%	-43.74%	-0.70%	-0.21%	2.21%
Lipper International Large-Cap Growth Funds median		-41.07%	-44.60%	-1.45%	-0.83%	2.17%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -47.12%; 5-year period, 0.17%; since inception, -1.80%; Class B—1-year period, -47.35%; 5-year period, -0.02%; since inception, -1.80%; Class C—1-year period, -45.02%; 5-year period, 0.49%; since inception, -1.91%; Class Y—1-year period, -43.82%; 5-year period, 1.72%; since inception, -0.53%; Class P—1-year period, -44.69%; 5-year period, 0.10%; 10-year period, -1.32%; since inception, 1.44%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.37% and 1.37%; Class B—2.31% and 2.31%; Class C—2.18% and 2.18%; Class Y—1.02% and 1.02%; and Class P—1.12% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. The dividend is reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$655.1
Number of holdings	242
Portfolio composition[1]	01/31/09
Common stocks, preferred stocks and rights	96.7%
ADRs	1.6
Futures and forward foreign currency contracts	(0.0)[2]
Cash equivalents and other assets less liabilities	1.7
Total	100.0%
Regional allocation (equity investments)[1]	01/31/09
Europe and European territories	60.6%
Asia	30.7
Oceania	6.0
The Americas	0.7
Africa	0.3
Total	98.3%
Top five countries (equity investments)[1]	01/31/09
Japan	24.6%
United Kingdom	18.7
France	10.0
Germany	8.0
Switzerland	7.7
Total	69.0%
Top five sectors[1]	01/31/09
Financials	18.4%
Consumer staples	11.9
Health care	11.4
Energy	10.5
Telecommunication services	10.2
Total	62.4%
Top ten equity holdings[1]	01/31/09
Telefonica SA	2.9%
Takeda Pharmaceutical Co.	2.4
Nestle SA	2.3
BP PLC	2.3
Banco Santander Central Hispano SA	2.2
Canon, Inc.	2.0
Toyota Motor Corp.	1.9
GlaxoSmithKline PLC	1.8
Total SA	1.8
Roche Holding Genussehein AG	1.7
Total	21.3%

1  Weightings represent percentages of the Portfolio's net assets as of January 31,2009. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2009.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—98.07%
Australia—5.77%
Airlines—0.11%
Qantas Airways Ltd.	454,085	$697,171
Beverages—0.91%
Foster's Group Ltd.	1,737,924	5,994,776
Biotechnology—0.73%
CSL Ltd.	203,598	4,794,326
Capital markets—0.06%
Macquarie Group Ltd.[1]	24,730	397,660
Commercial banks—0.97%
Australia & New Zealand Banking Group Ltd.	71,223	590,705
Commonwealth Bank of Australia	19,924	335,594
National Australia Bank Ltd.	401,871	4,754,837
Westpac Banking Corp.	66,724	655,127
		6,336,263
Containers & packaging—0.36%
Amcor Ltd.	695,665	2,361,053
Diversified telecommunication services—1.12%
Telstra Corp. Ltd.[1]	3,076,553	7,360,698
Food & staples retailing—0.28%
Wesfarmers Ltd.1,*	187,713	1,824,421
Metals & mining—1.06%
BHP Billiton Ltd.	139,944	2,635,372
Newcrest Mining Ltd.	187,844	3,648,019
Rio Tinto Ltd.	24,945	648,909
		6,932,300
Oil, gas & consumable fuels—0.12%
Origin Energy Ltd.	43,372	382,533
Woodside Petroleum Ltd.	18,994	419,341
		801,874
Real estate investment trusts (REITs)—0.05%
Westfield Group[1]	44,300	335,795
Total Australia common stocks		37,836,337
Austria—0.13%
Biotechnology—0.06%
Intercell AG*	12,753	419,933
Insurance—0.07%
Vienna Insurance Group	14,019	439,740
Total Austria common stocks		859,673
Belgium—0.12%
Diversified financial services—0.12%
Fortis[2]	395,277	749,913
Fortis[3]	11,984	22,736

Security description	Number of shares	Value
Belgium—(concluded)
Diversified financial services—(concluded)
Fortis STRIP VVPR*	151,262	$194
Total Belgium common stocks		772,843
Bermuda—0.54%
Energy equipment & services—0.08%
SeaDrill Ltd.[1]	67,628	557,117
Industrial conglomerates—0.32%
Jardine Matheson Holdings Ltd.	106,400	2,096,132
Insurance—0.03%
Catlin Group Ltd.	35,526	178,443
Specialty retail—0.11%
Esprit Holdings Ltd.	134,269	716,159
Total Bermuda common stocks		3,547,851
Brazil—0.73%
Oil, gas & consumable fuels—0.73%
Petroleo Brasileiro SA- Petrobras, ADR	182,604	4,784,225
China—1.32%
Commercial banks—0.68%
Bank of China Ltd., Class H	17,165,000	4,498,471
Insurance—0.64%
China Life Insurance Co., Class H	1,580,000	4,186,308
Total China common stocks		8,684,779
Czech Republic—0.65%
Electric utilities—0.65%
CEZ	122,092	4,230,435
Denmark—0.34%
Marine—0.02%
A.P. Moller-Maersk A/S, Class A	26	126,281
Pharmaceuticals—0.32%
Novo-Nordisk A/S, Class B	38,880	2,074,643
Total Denmark common stocks		2,200,924
Finland—0.89%
Communications equipment—0.28%
Nokia Oyj	147,373	1,808,661
Construction & engineering—0.05%
YIT Oyj[1]	49,611	310,006
Insurance—0.19%
Sampo Oyj, A Shares	77,797	1,252,514
IT services—0.03%
TietoEnator Oyj	17,853	202,383
Paper & forest products—0.34%
UPM-Kymmene Oyj	237,117	2,242,212
Total Finland common stocks		5,815,776

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
France—10.03%
Aerospace & defense—0.07%
Thales SA	9,769	$434,612
Auto components—0.12%
Compagnie Generale des Etablissements Michelin	20,689	811,428
Automobiles—0.26%
Renault SA	87,643	1,694,448
Beverages—0.00%
Remy Cointreau SA1	150	3,996
Building products—0.56%
Cie de Saint-Gobain[1]	107,640	3,650,327
Chemicals—0.16%
Arkema[1]	24,877	351,518
Rhodia SA1	152,060	681,180
		1,032,698
Commercial banks—1.86%
BNP Paribas SA	37,449	1,434,792
Societe Generale	255,555	10,775,186
		12,209,978
Construction materials—0.10%
Lafarge SA1	14,738	680,697
Diversified telecommunication services—0.92%
France Telecom	266,430	6,015,081
Electrical equipment—0.15%
Alstom	20,726	1,005,684
Food & staples retailing—1.90%
Carrefour SA1	202,787	6,952,789
Casino Guichard-Perrachon SA	83,916	5,514,527
		12,467,316
IT services—0.13%
Altran Technologies SA*	48,639	157,777
Atos Origin SA	29,775	708,932
		866,709
Media—0.12%
Ipsos	5,658	120,627
Lagardere S.C.A.	18,088	689,845
		810,472
Multi-utilities—1.00%
GDF Suez[1]	165,381	6,347,138
GDF Suez, STRIP VVPR*	23,226	30
Suez Environnement SA1,*	12,302	196,595
		6,543,763
Oil, gas & consumable fuels—1.77%
Total SA1	231,115	11,560,771

Security description	Number of shares	Value
France—(concluded)
Pharmaceuticals—0.91%
Sanofi-Aventis	105,650	$5,950,272
Total France common stocks		65,738,252
Germany—7.73%
Chemicals—0.01%
Lanxess	4,931	72,094
Computers & peripherals—0.09%
Wincor Nixdorf AG	11,956	568,059
Diversified financial services—0.10%
Deutsche Boerse AG	13,440	675,793
Diversified telecommunication services—0.78%
Deutsche Telekom AG	424,936	5,136,118
Electrical equipment—0.39%
Tognum AG	226,516	2,522,555
Electric utilities—1.52%
E.ON AG	309,901	9,970,524
Industrial conglomerates—0.62%
Siemens AG1	72,637	4,072,169
Insurance—1.11%
Allianz SE	85,636	7,207,421
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)	608	80,848
		7,288,269
Machinery—0.18%
MAN AG	26,585	1,164,244
Metals & mining—0.13%
ThyssenKrupp AG1	40,076	814,118
Multi-utilities—1.39%
RWE AG	117,189	9,106,526
Pharmaceuticals—1.29%
Bayer AG1	157,995	8,433,023
Textiles, apparel & luxury goods—0.12%
Adidas AG	23,163	801,617
Total Germany common stocks		50,625,109
Gibraltar— 0.02%
Hotels, restaurants & leisure—0.02%
PartyGaming PLC*	59,331	143,619
Greece—0.33%
Beverages—0.06%
Coca Cola Hellenic Bottling Co. SA	28,110	383,824
Commercial banks—0.27%
Alpha Bank A.E.	36,464	304,338
EFG Eurobank Ergasias	65,676	409,701
National Bank of Greece SA	49,853	827,239

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Greece—(concluded)
Commercial banks—(concluded)
Piraeus Bank SA	37,715	$248,882
		1,790,160
Total Greece common stocks		2,173,984
Hong Kong—1.92%
Electric utilities—0.62%
Hong Kong Electric Holdings	690,500	4,052,916
Real estate management & development—1.30%
New World Development Co. Ltd.	246,000	235,177
Sun Hung Kai Properties Ltd.	616,000	5,476,736
Wharf Holdings Ltd.	1,131,875	2,810,652
		8,522,565
Total Hong Kong common stocks		12,575,481
Ireland—0.05%
Construction materials—0.05%
CRH PLC	15,000	348,957
Italy—2.86%
Commercial banks—1.89%
Banco Popolare Scarl	16,637	94,879
Intesa Sanpaolo	208,432	467,332
Intesa Sanpaolo SpA EURO 52	1,993,091	6,279,934
UBI Banca-Unione di Banche Haliane SepA	304,152	3,786,868
UniCredito Italiano SpA	984,646	1,732,286
		12,361,299
Construction materials—0.06%
Buzzi Unicem SpA	32,862	410,702
Oil, gas & consumable fuels—0.91%
Eni SpA	280,423	5,949,821
Total Italy common stocks		18,721,822
Japan—24.56%
Auto components—0.06%
Bridgestone Corp.	32,200	405,525
Automobiles—1.94%
Toyota Motor Corp.	399,307	12,735,397
Building products—0.43%
Asahi Glass Co. Ltd.	325,000	1,697,472
Daikin Industries Ltd.[1]	49,895	1,139,301
		2,836,773
Chemicals—1.29%
Nitto Denko Corp.	181,300	3,341,567
Shin-Etsu Chemical Co., Ltd.	103,000	4,783,227
Ube Industries Ltd.	143,000	306,534
		8,431,328

Security description	Number of shares	Value
Japan—(continued)
Commercial banks—1.00%
Mitsubishi Tokyo Financial Group, Inc.	367,500	$2,038,179
Sumitomo Mitsui Financial Group, Inc.[1]	113,249	4,486,256
		6,524,435
Construction & engineering—0.07%
Kinden Corp.	55,000	483,718
Consumer finance—0.12%
Hitachi Capital Corp.[1]	25,600	309,768
Orix Corp.[1]	11,040	479,979
		789,747
Diversified consumer services—0.07%
Benesse Corp.	11,100	472,176
Diversified telecommunication services—0.35%
Nippon Telegraph & Telephone Corp. (NTT)	47,600	2,295,020
Electric utilities—0.64%
Kansai Electric Power Co., Inc.	16,600	454,888
Tohoku Electric Power Co., Inc.	48,900	1,256,819
Tokyo Electric Power Co., Inc.	80,300	2,509,291
		4,220,998
Electrical equipment—0.25%
Mitsubishi Electric Corp.	355,000	1,617,550
Electronic equipment, instruments & components—1.01%
NIDEC Corp.[1]	120,500	5,697,435
Nippon Electric Glass Co. Ltd.	58,000	378,689
TDK Corp.	14,700	548,087
		6,624,211
Food & staples retailing—0.90%
Seven & I Holdings Co. Ltd.	220,600	5,879,293
Gas utilities—0.23%
Tokyo Gas Co. Ltd.	318,000	1,497,990
Health care equipment & supplies—0.02%
Terumo Corp.	4,300	145,443
Health care providers & services—0.14%
Suzuken Co. Ltd.	36,300	923,831
Household durables—1.34%
Panasonic Corp.	101,900	1,221,812
Sekisui House Ltd.[1]	899,000	7,551,626
		8,773,438
Household products—1.39%
Kao Corp.	374,000	9,092,198
Insurance—0.85%
Tokio Marine Holdings, Inc.[1]	210,800	5,552,441

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
IT services—0.17%
Nomura Research Institute, Ltd.[1]	42,300	$757,943
NTT Data Corp.	117	373,738
		1,131,681
Machinery—0.18%
Kubota Corp.	99,000	534,405
Minebea Co. Ltd.	214,000	650,437
		1,184,842
Marine—0.13%
Kawasaki Kisen Kaisha Ltd.	237,000	860,073
Metals & mining—0.25%
JFE Holdings, Inc.[1]	67,200	1,665,913
Multiline retail—0.07%
H2O Retailing Corp.[1]	62,000	446,860
Office electronics—1.99%
Canon, Inc.[1]	484,400	13,019,117
Oil, gas & consumable fuels—0.62%
INPEX Corp.	565	4,053,682
Personal products—0.17%
Shiseido Co. Ltd.[1]	66,000	1,104,073
Pharmaceuticals—3.26%
Astellas Pharma, Inc.	146,600	5,528,185
Chugai Pharmaceutical Co. Ltd.	17,000	324,685
Takeda Pharmaceutical Co.	332,600	15,539,483
		21,392,353
Real estate management & development—0.74%
Mitsui Fudosan Co. Ltd.	313,000	4,029,435
Tokyu Land Corp.[1]	256,000	799,699
		4,829,134
Road & rail—1.37%
East Japan Railway Co.	75,900	5,142,647
Keio Corp.[1]	125,000	664,725
West Japan Railway Co.	785	3,191,067
		8,998,439
Semiconductors & semiconductor equipment—0.02%
Elpida Memory, Inc.1,*	18,900	132,342
Specialty retail—0.82%
Fast Retailing Co. Ltd.	1,000	126,266
Nitori Co., Ltd.	11,650	822,568
Yamada Denki Co. Ltd.[1]	74,510	4,394,938
		5,343,772
Tobacco—0.25%
Japan Tobacco, Inc.[1]	565	1,614,426
Trading companies & distributors—1.05%
Itochu Corp.	1,020,000	4,945,479
Mitsui & Co. Ltd.	87,700	910,947
Sumitomo Corp.[1]	111,400	1,006,626
		6,863,052

Security description	Number of shares	Value
Japan—(concluded)
Wireless telecommunication services—1.37%
KDDI Corp.	1,373	$8,579,387
Softbank Corp.[1]	25,600	393,836
		8,973,223
Total Japan common stocks		160,914,494
Jersey—0.27%
Media—0.09%
United Business Media Ltd.	82,438	576,525
Pharmaceuticals—0.18%
Shire Ltd.	79,635	1,164,583
Total Jersey common stocks		1,741,108
Netherlands—2.71%
Air freight & logistics—0.09%
TNT N.V.	33,518	584,237
Chemicals—0.32%
Akzo Nobel N.V.	47,379	1,696,383
Koninklijke DSM N.V.	16,990	408,066
		2,104,449
Construction & engineering—0.05%
Koninklijke BAM Groep N.V.	40,692	347,512
Diversified financial services—0.30%
ING Groep N.V.	245,804	1,963,140
Diversified telecommunication services—0.24%
Koninklijke (Royal) KPN N.V.[1]	117,157	1,564,796
Food products—1.06%
Unilever N.V. 1	314,722	6,945,088
Media—0.65%
Reed Elsevier N.V.	383,342	4,250,384
Total Netherlands common stocks		17,759,606
New Zealand—0.22%
Diversified telecommunication services—0.22%
Telecom Corp. of New Zealand Ltd.	1,074,331	1,439,888
Norway—0.20%
Commercial banks—0.06%
DnB NOR ASA	111,605	376,080
Industrial conglomerates—0.14%
Orkla ASA[1]	137,360	909,344
Total Norway common stocks		1,285,424
Singapore—2.09%
Airlines—0.00%
Singapore Airlines Ltd.	740	5,401
Commercial banks—1.26%
Oversea-Chinese Banking Corp.	767,400	2,581,511
United Overseas Bank Ltd.[1]	738,000	5,715,417
		8,296,928
Diversified telecommunication services—0.69%
Singapore Telecommunications Ltd.	2,589,120	4,500,166

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Real estate management & development—0.14%
Capitaland Ltd.	93,000	$145,719
City Developments Ltd.[1]	135,000	496,694
Keppel Land Ltd.[1]	277,000	251,729
		894,142
Total Singapore common stocks		13,696,637
South Africa—0.29%
Oil, gas & consumable fuels—0.29%
Sasol Ltd.	70,847	1,893,403
Spain—6.46%
Commercial banks—2.34%
Banco Bilbao Vizcaya Argentaria SA	127,321	1,191,751
Banco Santander Central Hispano SA1	1,750,118	14,122,154
		15,313,905
Diversified telecommunication services—2.90%
Telefonica SA	1,066,952	18,979,732
Electric utilities—1.01%
Iberdrola SA	853,860	6,626,384
Independent power producers & energy traders—0.14%
Iberdrola Renovables SA*	226,067	917,800
Pharmaceuticals—0.07%
Laboratorios Almirall SA	57,442	479,646
Total Spain common stocks		42,317,467
Sweden—0.59%
Commercial services & supplies—0.07%
Intrum Justitia AB	18,818	153,480
Securitas AB, B Shares	40,857	328,721
		482,201
Health care equipment & supplies—0.10%
Elekta AB, B Shares[1]	55,167	626,772
Machinery—0.19%
Atlas Copco AB, A Shares	91,303	614,733
Atlas Copco AB, B Shares	84,072	500,898
Scania AB1	19,734	158,799
		1,274,430
Specialty retail—0.23%
Hennes & Mauritz AB (H&M), Class B	38,131	1,472,002
Total Sweden common stocks		3,855,405
Switzerland—7.73%
Building products—0.02%
Geberit AG	1,399	135,322
Capital markets—0.22%
Credit Suisse Group	50,298	1,288,560
EFG International AG	9,642	116,891
		1,405,451

Security description	Number of shares	Value
Switzerland—(concluded)
Chemicals—0.77%
Givaudan SA	7,411	$5,024,011
Construction materials—0.07%
Holcim Ltd.	12,055	486,668
Diversified telecommunication services—0.73%
Swisscom AG	15,221	4,791,251
Food products—2.34%
Nestle SA	443,897	15,347,368
Insurance—0.42%
Baloise Holding AG	8,493	527,561
Zurich Financial Services AG	12,157	2,195,239
		2,722,800
Pharmaceuticals—3.15%
Novartis AG	227,453	9,411,395
Roche Holding Genussehein AG	79,763	11,215,167
		20,626,562
Textiles, apparel & luxury goods—0.01%
Swatch Group AG	676	75,496
Total Switzerland common stocks		50,614,929
Taiwan—0.85%
Diversified telecommunication services—0.35%
Chunghwa Telecom Co. Ltd., ADR[1]	154,454	2,322,988
Semiconductors & semiconductor equipment—0.50%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	433,969	3,272,126
Total Taiwan common stocks		5,595,114
United Kingdom—18.67%
Aerospace & defense—1.51%
BAE Systems PLC	1,516,505	8,854,255
Cobham PLC	336,129	1,043,609
		9,897,864
Auto components—0.11%
GKN PLC	581,482	707,655
Capital markets—0.15%
Man Group PLC	322,039	959,020
Commercial banks—0.60%
HSBC Holdings PLC[2]	169,513	1,322,797
HSBC Holdings PLC[4]	97,600	756,050
Lloyds TSB Group PLC[1]	1,401,064	1,844,959
		3,923,806
Commercial services & supplies—0.57%
Babcock International Group PLC[1]	508,398	3,724,027
Construction & engineering—0.22%
Balfour Beatty PLC	187,004	1,008,138
Carillion PLC	120,233	406,516
		1,414,654

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(continued)
Food & staples retailing—1.27%
Tesco PLC	382,543	$1,981,244
William Morrison Supermarkets PLC	1,621,922	6,349,279
		8,330,523
Food products—1.32%
Unilever PLC	391,460	8,622,851
Health care equipment & supplies—0.59%
Smith & Nephew PLC	528,511	3,840,399
Hotels, restaurants & leisure—1.58%
Compass Group PLC	1,895,436	9,378,048
Greene King PLC	41,186	252,513
InterContinental Hotels Group PLC	97,576	740,643
		10,371,204
Independent power producers & energy traders—0.13%
International Power PLC	216,231	849,931
Insurance—0.63%
Aviva PLC	383,521	1,728,431
Beazley Group PLC	45,437	84,139
Prudential PLC	208,827	1,005,995
RSA Insurance Group PLC	689,414	1,312,861
		4,131,426
Media—0.76%
Pearson PLC	93,069	898,534
Reed Elsevier PLC	549,678	4,114,540
		5,013,074
Metals & mining—0.93%
Anglo American PLC	5,750	104,177
BHP Billiton PLC	322,714	5,499,151
Rio Tinto PLC	24,007	521,818
		6,125,146
Oil, gas & consumable fuels—5.05%
BG Group PLC	417,407	5,761,770
BP PLC	2,118,468	15,058,728
Royal Dutch Shell PLC, A Shares[1,2]	130,291	3,273,478
Royal Dutch Shell PLC, A Shares[5]	303,359	7,533,422
Royal Dutch Shell PLC, B Shares[2]	61,145	1,464,919
		33,092,317
Pharmaceuticals—1.82%
GlaxoSmithKline PLC	674,846	11,938,938
Semiconductors & semiconductor equipment—0.09%
ARM Holdings PLC	431,480	574,293
Software—0.72%
Autonomy Corp. PLC*	297,966	4,713,690
Tobacco—0.29%
British American Tobacco PLC	68,318	1,878,327

Security description	Number of shares	Value
United Kingdom—(concluded)
Water utilities—0.05%
Pennon Group PLC	52,821	$345,640
Wireless telecommunication services—0.28%
Vodafone Group PLC	994,263	1,852,979
Total United Kingdom common stocks		122,307,764
Total common stocks (cost—$946,402,221)		642,481,306
Preferred stocks—0.22%
Germany—0.22%
Automobiles—0.07%
Porsche Automobil Holding SE1,*	7,651	451,825
Multi-utilities—0.15%
RWE AG	14,452	952,657
Total preferred stocks (cost—$2,288,062)		1,404,482
	Number of rights
Rights*—0.01%
Australia—0.01%
Food & staples retailing—0.01%
Wesfarmers Ltd., exercise price 13.50 AUD, expires 02/23/09	78,760	77,568
Belgium—0.00%
Diversified financial services—0.00%
Fortis, expires 07/04/14	407,261	0
Total rights (cost—$0)		77,568
	Face amount
Repurchase agreement—2.36%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $15,800,813 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$15,787,561); proceeds: $15,478,013 (cost—$15,478,000)	$15,478,000	15,478,000
	Number of shares
Investments of cash collateral from securities loaned—12.59%
Money market fund[6]—12.59%
UBS Private Money Market Fund LLC,[7] 0.887% (cost—$82,475,192)82,475,192		82,475,192
Total investments (cost—$1,046,643,475)— 113.25%		741,916,548
Liabilities in excess of other assets—(13.25)%		(86,783,506)
Net assets—100.00%		$655,133,042

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,046,643,475; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,359,893
Gross unrealized depreciation	(315,086,820)
Net unrealized depreciation	$(304,726,927)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Security is traded on the London Exchange.

3  Security is traded on the Brussels Exchange.

4  Security is traded on the Hong Kong Exchange.

5  Security is traded on the Netherlands Exchange.

6  Rate shown reflects yield at January 31, 2009.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$10,293,589	$231,465,803	$159,284,200	$82,475,192	$127,624

ADR  American Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
4	AUD	ASX 200 Share Price Index Futures	March 2009	$216,722	$222,120	$5,398
10	EUR	Dow Jones Euro STOXX 50 Index Futures	March 2009	312,065	285,646	(26,419)
				$528,787	$507,766	$(21,021)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	371,566	USD	488,811	04/08/09	$13,468
Euro	862,181	USD	1,198,798	04/08/09	95,811
Euro	938,131	USD	1,324,809	04/08/09	124,659
Great Britain Pound	482,763	USD	664,399	04/08/09	(34,699)
Great Britain Pound	1,068,365	USD	1,559,638	04/08/09	12,521
Japanese Yen	61,922,595	USD	687,555	04/08/09	(2,655)
Norwegian Krone	5,657,655	USD	801,997	04/08/09	(12,340)
United States Dollar	1,157,178	AUD	1,635,121	04/08/09	(122,686)
United States Dollar	3,849,094	EUR	2,889,649	04/08/09	(152,370)
United States Dollar	914,870	GBP	669,698	04/08/09	54,931
United States Dollar	659,249	JPY	61,922,595	04/08/09	30,961
					$7,601

Currency type abbreviations:

AUD  Australian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 49.79% (before the deduction of the maximum UBS PACE Select program fee; and declined 50.16% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the MSCI Emerging Markets Free (EMF) Index (the "benchmark") declined 48.51%, and the median return of the Lipper Emerging Markets Funds category was -50.05%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 142. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Gartmore

Our portion of the Portfolio underperformed the benchmark during the reporting period. When the period began in August 2008, our allocation was consistent with our belief that rising economic growth rates and industrialization would boost demand for materials and energy-related commodities over the long term. As the reporting period progressed, however, the deteriorating global outlook meant that the price of commodities declined, which had a negative impact on our Portfolio's performance.

At the beginning of the reporting period, our allocation favored Latin America over Asia, with a neutral exposure to Emerging Europe and Africa. Our overweights included Brazil, Mexico and Russia. Elsewhere, we were underweight Chile, Israel and Poland. At the sector level, we had overweights in materials, and particularly in agricultural chemicals. We also had overweights in utilities and telecommunications services, but were underweight financials.

As the reporting period progressed, and commodity prices declined, our overweight stance in Russia and Brazil detracted from relative performance. Overweights in materials and energy also undermined returns. As the outlook for corporate earnings dimmed, we shifted to a defensive stance, moving from a bottom-up to a top-down approach to stock selection. We trimmed our

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Gartmore Global Partners ("Gartmore") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

Gartmore: Christopher Palmer;

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Objective:

Capital appreciation

Investment process:

Gartmore seeks to identify companies where it believes the market has underestimated the prospects for earnings potential. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

exposure to major commodity exporters, and overweighted India and Thailand. We also increased exposure to Chile, perceived to be one of the most stable economies in Latin America. In addition, we reduced our exposure to Taiwan, which has been negatively affected by the collapse in western demand for consumer electronics, as well as commodity-dependent markets such as Russia and Brazil.

Overall, our overweight to Russia detracted the most from value in country terms during the six-month period, following oil price declines. Overweighting Egypt, with a stake in the incumbent Telecom Egypt, proved most effective. From a sector perspective, our consumer discretionary and materials exposures detracted the most from our results.

At the stock level, two Russian holdings, automaker Sollers and fertilizer producer Uralkali, fell sharply during the reporting period. Brazilian energy generating company MPX Energia SA also declined during this time. Stock contributors included the Internet software company Check Point Software, and China Resources Power, which we sold during the reporting period.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period, as good relative performance in Asia, Latin America and Europe overcame weaker results from Africa and the Middle East. In addition, an overweight to the telecommunications sector and stock selection in the financial sector proved beneficial. However, these were partially offset by underweights to the healthcare and consumer staples sectors.

In Asia, stock selection in Taiwan, China and Malaysia were the major contributors to returns, although this was slightly offset by positioning in Korea. We particularly benefited from holdings in defensive stocks such as the telecommunications companies Chunghwa Telecom Co. Ltd. (Taiwan), China Mobile Ltd., Taiwanese convenience store operator President Chain Store Corp. and the Malaysian utility and gaming company Tanjong PLC. These positive results were partially offset by the negative impact of an underweight exposure to Korea and the relatively poor performance of auto manufacturer Hyundai Motor Co.

In Europe, our portion of the Portfolio benefited from good stock selection in Turkey, where mobile telecommunications firm Turkcell significantly outperformed the market during the reporting period. Underweighting the weak Hungarian market also contributed to relative performance. In contrast, an overweight exposure to the weak Russian market was unhelpful, although our holding in LUKOIL outperformed the decline of the broader market.

In Africa and the Middle East, our overweight in Egypt detracted from relative performance, although our selection of stocks in the country was a positive for our relative results. Returns were also reduced by stock selection in South Africa, as our holdings in energy company Sasol Ltd. and mining firm Impala Platinum Holdings, Ltd. were negatively impacted by falling oil and metals prices.

Investment process (concluded)

purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

In Latin America, we benefited from stock selection in Mexico, as holdings in paper products company Kimberly-Clark de Mexico and airport operator Grupo Aeroportuario del Pacifico held up well in the weakening economic environment. We also benefited from the outperformance of our holding in the Colombian financial stock Bancolombia. These gains were partially offset by our holding in Argentine steel pipeline maker Tenaris, which was negatively impacted by concern over the outlook for its sales to the oil and gas sector.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	-49.76%	-50.99%	3.21%	N/A	3.96%
maximum sales charge	Class B3	-50.05%	-51.47%	2.29%	N/A	4.24%
or UBS PACE Select	Class C4	-49.95%	-51.37%	2.43%	N/A	4.06%
program fee	Class Y5	-49.65%	-50.80%	3.64%	N/A	4.18%
	Class P6	-49.79%	-50.98%	3.26%	4.21%	1.12%
After deducting	Class A2	-52.52%	-53.69%	2.05%	N/A	3.24%
maximum sales charge	Class B3	-51.77%	-53.14%	2.08%	N/A	4.24%
or UBS PACE Select	Class C4	-50.30%	-51.71%	2.43%	N/A	4.06%
program fee	Class P6	-50.16%	-51.71%	1.73%	2.65%	-0.39%
MSCI Emerging Markets Free (EMF) Index[7]		-48.51%	-49.95%	5.85%	8.76%	3.40%
Lipper Emerging Markets Funds median		-50.05%	-53.28%	3.99%	7.96%	3.18%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -54.48%; 5-year period, 4.37%; since inception, 4.42%; Class B—1-year period, -53.94%; 5-year period, 4.39%; since inception, 5.45%; Class C—1-year period, -52.51%; 5-year period, 4.75%; since inception, 5.28%; Class Y—1-year period, -51.61%; 5-year period, 5.97%; since inception, 5.41%; Class P—1-year period, -52.54%; 5-year period, 4.03%; 10-year period, 3.61%; since inception, 0.29%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.76% and 1.76%; Class B—2.58% and 2.58%; Class C—2.50% and 2.50%; Class Y—1.40% and 1.40%; and Class P—1.68% and 1.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI Emerging Markets Free (EMF) Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$176.5
Number of holdings	140
Portfolio composition[1]	01/31/09
Common and preferred stocks	75.6%
ADRs, GDRs and NVDRs	22.6
Corporate bond	0.0 [2]
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Regional allocation (equity investments)[1]	01/31/09
Asia	54.0%
The Americas	20.9
Africa	9.9
Europe and European territories	7.9
Russia	5.5
Total	98.2%
Top five countries (equity investments)[1]	01/31/09
Brazil	12.3%
Taiwan	10.9
China	9.6
South Korea	7.9
South Africa	7.2
Total	47.9%
Top ten equity holdings[1]	01/31/09
China Mobile (Hong Kong) Ltd.	3.6%
China Construction Bank Corp.	2.6
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5
America Movil SA de C.V., ADR	2.2
Bharti Airtel Ltd.	2.2
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	2.1
Petroleo Brasileiro SA - Petrobas	1.8
Samsung Electronics Co. Ltd.	1.7
China Shenhua Energy Co. Ltd.	1.6
Sasol Ltd.	1.6
Total	21.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2009.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—92.00%
Bermuda—1.62%
Marine—0.55%
Pacific Basin Shipping Ltd.	1,882,000	$970,126
Specialty retail—0.10%
Esprit Holdings Ltd.	33,500	178,681
Transportation infrastructure—0.97%
Cosco Pacific Ltd.	1,914,000	1,712,870
Total Bermuda common stocks		2,861,677
Brazil—7.77%
Commercial banks—0.86%
Unibanco-Uniao de Bancos Brasileiros SA, GDR	27,000	1,519,560
Diversified telecommunication services—0.57%
Brasil Telecom Participacoes SA, ADR[1]	30,851	998,030
Electric utilities—0.39%
CPFL Energia SA	53,300	690,373
Food & staples retailing—0.43%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	29,785	763,986
Independent power producers & energy traders—0.29%
AES Tiete SA	54,200	312,351
MPX Mineracao e Energia SA*	2,700	189,116
		501,467
IT services—0.98%
Redecard SA	153,200	1,733,405
Metals & mining—1.12%
Companhia Vale do Rio Doce (CVRD), ADR[1]	162,800	1,976,392
Oil, gas & consumable fuels—1.84%
Petroleo Brasileiro SA—Petrobras	124,175	3,253,385
Paper & forest products—0.38%
Votorantim Celulose e Papel SA, ADR[1]	115,950	672,510
Transportation infrastructure—0.91%
Companhia de Concessoes Rodoviarias (CCR)	138,880	1,367,848
Santos Brasil Participacoes SA	67,100	227,041
		1,594,889
Total Brazil common stocks		13,703,997
Cayman Islands—1.33%
Electronic equipment, instruments & components—0.50%
Kingboard Chemical Holdings Ltd.	546,000	876,241
Internet software & services—0.22%
Tencent Holdings Ltd.	65,200	398,925

Security description	Number of shares	Value
Cayman Islands—(concluded)
Personal products—0.61%
Hengan International Group Co. Ltd.	324,000	$1,077,967
Total Cayman Islands common stocks		2,353,133
Chile—1.85%
Commercial banks—1.00%
Banco Santander Chile SA, ADR	49,866	1,764,259
Independent power producers & energy traders—0.57%
Empresa Nacional de Electricidad SA (Endesa-Chile), ADR	27,050	1,011,129
Water utilities—0.28%
Inversiones Aguas Metropolitanas SA (IAM), ADR[2]	29,200	492,268
Total Chile common stocks		3,267,656
China—9.60%
Chemicals—0.54%
China Bluechemical Ltd., Class H	1,826,000	953,664
Commercial banks—3.84%
China Construction Bank Corp.	9,222,000	4,507,701
Industrial & Commercial Bank of China Ltd., Class H	5,328,000	2,265,599
		6,773,300
Construction materials—0.00%
Anhui Conch Cement Co. Ltd., Class H*	800	3,850
Insurance—0.97%
Ping An Insurance (Group) Co. of China Ltd.	393,000	1,714,773
Marine—1.25%
China Shipping Development Co. Ltd., Class H	2,284,000	2,211,873
Oil, gas & consumable fuels—3.00%
China Petroleum & Chemical Corp. (Sinopec), Class H	2,252,000	1,218,166
China Shenhua Energy Co. Ltd., Class H	1,321,500	2,832,410
PetroChina Co. Ltd., Class H	1,681,200	1,242,630
		5,293,206
Total China common stocks		16,950,666
Colombia—0.89%
Commercial banks—0.89%
Bancolombia SA	74,700	1,563,471

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Czech Republic—1.18%
Commercial banks—0.32%
Komercni Banka A.S.	4,976	$556,290
Electric utilities—0.86%
CEZ	44,007	1,524,823
Total Czech Republic common stocks		2,081,113
Egypt—2.19%
Commercial banks—0.12%
Commercial International Bank	37,517	218,017
Diversified telecommunication services—0.76%
Telecom Egypt, GDR	103,073	1,339,949
Wireless telecommunication services—1.31%
Egyptian Co. for Mobile Services (MobiNil)	37,957	889,925
Orascom Telecom Holding S.A.E., GDR	69,847	1,417,768
		2,307,693
Total Egypt common stocks		3,865,659
Hong Kong—6.13%
Independent power producers & energy traders—0.49%
China Power International Development Ltd.	4,608,000	862,516
Oil, gas & consumable fuels—0.99%
CNOOC Ltd.	2,038,000	1,755,147
Real estate management & development—0.11%
Sino-Ocean Land Holdings Ltd.	380,500	188,571
Transportation infrastructure—0.97%
China Merchants Holdings International Co. Ltd.	966,000	1,710,732
Wireless telecommunication services—3.57%
China Mobile (Hong Kong) Ltd.	698,100	6,297,541
Total Hong Kong common stocks		10,814,507
India—6.46%
Commercial banks—0.66%
Bank of India	230,682	1,164,949
Electric utilities—0.39%
Tata Power Co. Ltd.	44,100	678,881
Household products—0.71%
Hindustan Unilever Ltd.	232,752	1,246,511
IT services—0.68%
HCL Technologies Ltd.	160,059	374,828
Infosys Technologies Ltd., ADR[1]	30,928	821,448
		1,196,276
Metals & mining—0.12%
JSW Steel Ltd.	50,900	214,580
Oil, gas & consumable fuels—1.00%
Reliance Industries Ltd.	65,733	1,766,060

Security description	Number of shares	Value
India—(concluded)
Pharmaceuticals—0.74%
Sun Pharmaceutical Industries Ltd.	60,215	$1,311,579
Wireless telecommunication services—2.16%
Bharti Airtel Ltd.*	298,266	3,814,472
Total India common stocks		11,393,308
Indonesia—0.66%
Commercial banks—0.66%
PT Bank Central Asia Tbk	4,887,000	1,162,223
Israel—1.68%
Chemicals—0.21%
Israel Chemicals Ltd.	53,165	362,208
Diversified telecommunication services—0.87%
Bezeq Israeli Telecommunication Corp. Ltd.	1,034,526	1,535,250
Software—0.60%
Check Point Software Technologies Ltd.*	46,722	1,059,188
Total Israel common stocks		2,956,646
Kazakhstan—1.12%
Oil, gas & consumable fuels—1.12%
KazMunaiGas Exploration Production, GDR	155,727	1,977,733
Luxembourg—0.61%
Energy equipment & services—0.34%
Tenaris SA, ADR	30,306	599,756
Metals & mining—0.27%
Evraz Group SA, GDR	56,651	479,267
Total Luxembourg common stocks		1,079,023
Malaysia—1.64%
Commercial banks—1.08%
Commerce Asset-Holding Berhad	817,600	1,437,107
Public Bank Berhad	193,800	470,377
		1,907,484
Hotels, restaurants & leisure—0.45%
Resorts World Berhad	1,283,500	790,503
Wireless telecommunication services—0.11%
TM International Bhd*	225,200	197,114
Total Malaysia common stocks		2,895,101
Mexico—5.86%
Beverages—0.48%
Grupo Modelo SA de C.V., Series C	315,200	840,911
Construction materials—0.18%
Cemex SAB de C.V.*	403,700	314,703
Consumer finance—0.31%
Banco Compartamos SA de C.V.	299,200	552,906

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Mexico—(concluded)
Food & staples retailing—0.50%
Wal-Mart de Mexico SA de C.V., Series V1	423,864	$884,765
Household products—0.38%
Kimberly-Clark de Mexico SA de C.V., Series A	206,200	673,110
Media—0.87%
Grupo Televisa SA, ADR	109,626	1,533,668
Metals & mining—0.59%
Industrias CH SA, Series B1,*	371,700	1,042,611
Transportation infrastructure—0.34%
Grupo Aeroportuario del Pacifico SA de C.V., ADR[1]	31,800	594,660
Wireless telecommunication services—2.21%
America Movil SA de C.V., ADR, Series L	136,798	3,900,111
Total Mexico common stocks		10,337,445
Morocco—0.42%
Real estate management & development—0.42%
Compagnie Generale Immobiliere	3,134	744,462
Netherlands—0.05%
Metals & mining—0.05%
New World Resources NV, Class A1	27,698	96,560
Philippines—1.01%
Wireless telecommunication services—1.01%
Philippine Long Distance Telephone Co., ADR	40,200	1,778,850
Poland—1.74%
Commercial banks—0.91%
Bank Pekao SA	29,650	920,523
Powszechna Kasa Oszczednosci Bank Polski SA	87,578	695,566
		1,616,089
Diversified telecommunication services—0.83%
Telekomunikacja Polska SA	258,225	1,457,872
Total Poland common stocks		3,073,961
Russia—5.52%
Automobiles—0.08%
Sollers JSC[3]	61,752	138,942
Chemicals—0.18%
Uralkali, GDR	51,183	321,557
Metals & mining—0.01%
Chelyabinsk Zinc Factory, GDR3,*	22,600	20,340
Oil, gas & consumable fuels—3.71%
Gazprom, ADR[6]	137,606	1,786,322
Gazprom, ADR[1,7]	169,650	2,224,112

Security description	Number of shares	Value
Russia—(concluded)
Oil, gas & consumable fuels—(concluded)
LUKOIL, ADR[1]	71,812	$2,353,279
NovaTek OAO, GDR	8,463	186,323
		6,550,036
Transportation infrastructure—0.12%
Novorossiysk Sea Trade Port, GDR[1]	40,582	202,910
Wireless telecommunication services—1.42%
Mobile TeleSystems, ADR	117,551	2,503,836
Total Russia common stocks		9,737,621
South Africa—7.24%
Commercial banks—1.06%
Standard Bank Group Ltd.	270,651	1,869,611
Construction materials—0.50%
Pretoria Portland Cement Co. Ltd.	305,242	878,108
Diversified financial services—1.32%
African Bank Investments Ltd.	913,468	2,341,268
Diversified telecommunication services—0.39%
Telkom South Africa Ltd.	61,115	691,256
Food & staples retailing—0.50%
Massmart Holdings Ltd.	111,000	876,489
Metals & mining—0.98%
Impala Platinum Holdings Ltd.	150,253	1,725,873
Oil, gas & consumable fuels—1.58%
Sasol Ltd.	104,202	2,784,823
Wireless telecommunication services—0.91%
MTN Group Ltd.	170,289	1,617,741
Total South Africa common stocks		12,785,169
South Korea—6.28%
Chemicals—0.37%
LG Chem Ltd.	11,302	644,735
Commercial banks—1.26%
KB Financial Group, Inc.*	53,430	1,397,158
KB Financial Group, Inc., ADR1,*	32,161	831,683
		2,228,841
Household durables—0.18%
LG Electronics, Inc.	6,203	316,347
Industrial conglomerates—0.46%
LG Corp.	29,300	810,206
Insurance—0.76%
Samsung Fire & Marine Insurance Co. Ltd.	11,362	1,344,454

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
South Korea—(concluded)
Machinery—0.53%
Hanjin Heavy Industries & Construction Co. Ltd.	34,942	$751,891
Samsung Heavy Industries Co. Ltd.	9,430	179,954
		931,845
Metals & mining—1.07%
POSCO	7,345	1,886,732
Semiconductors & semiconductor equipment—1.65%
Samsung Electronics Co. Ltd.	8,392	2,918,656
Total South Korea common stocks		11,081,816
Taiwan—10.88%
Chemicals—0.50%
Formosa Plastics Corp.	628,000	886,940
Commercial banks—1.68%
Chinatrust Financial Holding Co. Ltd.	5,690,256	1,907,280
Mega Financial Holding Co. Ltd.	3,607,000	1,060,152
		2,967,432
Computers & peripherals—1.44%
Asustek Computer, Inc.	1,091,397	993,340
Lite-On Technology Corp.	2,550,705	1,549,765
		2,543,105
Diversified telecommunication services—1.02%
Chunghwa Telecom Co. Ltd.	551,820	835,739
Chunghwa Telecom Co. Ltd., ADR	63,761	958,965
		1,794,704
Electronic equipment, instruments & components—0.74%
HON HAI Precision Industry Co. Ltd. (Foxconn)	747,366	1,295,307
Food & staples retailing—0.55%
President Chain Store Corp.	419,000	975,122
Semiconductors & semiconductor equipment—3.94%
MediaTek, Inc.	343,979	2,483,543
Taiwan Semiconductor Manufacturing Co. Ltd.	3,699,961	4,471,422
		6,954,965
Wireless telecommunication services—1.01%
Far EasTone Telecommunications Co. Ltd.	1,425,530	1,376,790
Taiwan Mobile Co. Ltd.	290,000	406,263
		1,783,053
Total Taiwan common stocks		19,200,628

Security description	Number of shares	Value
Thailand—3.11%
Commercial banks—0.43%
Kasikornbank Public Co. Ltd., PLC	591,200	$750,340
Construction materials—0.37%
Siam Cement Public Co. Ltd	7,400	20,951
Siam Cement Public Co. Ltd., NVDR	220,700	625,096
		646,047
Oil, gas & consumable fuels—2.31%
Banpu Public Co. Ltd., NVDR	221,996	1,386,195
PTT Exploration and Production Public Co., Ltd. NVDR	359,500	999,716
PTT Public Co. Ltd.[4]	373,600	1,698,911
		4,084,822
Total Thailand common stocks		5,481,209
Turkey—3.82%
Automobiles—0.16%
Tofas Turk Otomobil Fabrikasi A.S.	387,727	279,552
Commercial banks—1.57%
Akbank T.A.S.	773,515	2,217,473
Turkiye Vakiflar Bankasi T.A.O., Class D	780,471	562,199
		2,779,672
Wireless telecommunication services—2.09%
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	692,402	3,686,943
Total Turkey common stocks		6,746,167
United Kingdom—1.34%
Beverages—0.69%
SABMiller PLC	76,413	1,224,514
Independent power producers & energy traders—0.65%
Tanjong PLC	307,900	1,141,758
Total United Kingdom common stocks		2,366,272
Total common stocks (cost—$266,497,617)		162,356,073
Preferred stocks—6.16%
Brazil—4.55%
Commercial banks—1.43%
Banco Bradesco SA	102,999	923,439
Itausa—Investimentos Itau SA	505,114	1,593,722
		2,517,161
Independent power producers & energy traders—0.19%
AES Tiete SA	49,600	343,566

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Preferred stocks—(concluded)
Brazil—(concluded)
Metals & mining—1.90%
Companhia Vale do Rio Doce (CVRD), Class A	228,054	$2,753,359
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A	47,600	592,127
		3,345,486
Oil, gas & consumable fuels—1.03%
Petroleo Brasileiro SA— Petrobras, ADR[1]	84,312	1,826,198
Total Brazil preferred stocks		8,032,411
South Korea—1.61%
Automobiles—0.52%
Hyundai Motor Co.	82,540	909,717
Semiconductors & semiconductor equipment—1.09%
Samsung Electronics Co. Ltd.	8,867	1,929,121
Total South Korea preferred stocks		2,838,838
Total preferred stocks (cost—$19,588,418)		10,871,249
	Face amount
Corporate bond[3,4,5,8]—0.00%
Brazil—0.00%
Metals & mining—0.00%
Companhia Vale do Rio Doce 1.000%, due 09/29/49 (cost—$0)	$10,050	0

Security description	Face amount	Value
Repurchase agreement—1.94%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $1,157,323 US Cash Management Bills, zero coupon due 05/15/09 and $2,336,047 US Treasury Bills, zero coupon due 05/28/09 to 07/16/09, (value—$3,490,440); proceeds: $3,422,003 (cost—$3,422,000)	$3,422,000	$3,422,000
	Number of shares
Investments of cash collateral from securities loaned—5.32%
Money market fund[9]—5.32%
UBS Private Money Market Fund LLC,[10] 0.887% (cost—$9,388,560)	9,388,560	9,388,560
Total investments (cost—$298,896,595)— 105.42%		186,037,882
Liabilities in excess of other assets—(5.42)%		(9,562,240)
Net assets—100.00%		$176,475,642

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $298,896,595; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,344,987
Gross unrealized depreciation	(115,203,700)
Net unrealized depreciation	$(112,858,713)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.28% of net assets as of January 31, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Illiquid securities representing 0.09% of net assets as of January 31, 2009.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Variable rate security. The interest rate shown is the current rate as of January 31, 2009, and resets periodically.

6  Security is traded on the London Exchange.

7  Security is traded on the OTC Market.

8  Perpetual bond security. The maturity date represents the final maturity.

9  Rate shown reflects yield at January 31, 2009.

10  The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$6,385,235	$128,893,983	$125,890,658	$9,388,560	$29,288

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 48.97% (before the deduction of the maximum UBS PACE Select program fee; and declined 49.36% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the FTSE EPRA/NAREIT Global Real Estate Index (the "benchmark") declined 47.64%, while the median return of the Lipper Global Real Estate Funds category (which is inclusive of US and international funds) was -45.51. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 151. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio performed largely in line with its benchmark during the reporting period in a volatile time for real estate markets worldwide.

Our holdings in Japan detracted from relative performance due to stock selection and an underweight to the region. However, Japanese holdings outperformed the global real estate securities market during the reporting period, declining 34.2% on an absolute basis within the Portfolio's benchmark. Investor concerns were alleviated by government measures to enhance liquidity for real estate companies and stimulate demand for housing. We continue to believe that Japanese real estate investment trusts (REITs), specifically those that offer healthy balance sheets, strong fundamentals and strong sponsor support, are reasonably valued. We remain focused on the high-quality property companies primarily in the office sector, such as Mitsui Fudosan Co. Stock selection and an underweight to the region detracted from the Portfolio's relative performance in this area.

Holdings in Hong Kong also performed well relative to the Portfolio's benchmark, declining 38.7% on an absolute basis. While Hong Kong is a global financial center and will be impacted by the recent turmoil, we believe that Hong Kong companies are better positioned today compared to the 1998 downturn. While we expect housing demand to soften, this could be offset somewhat by limited supply and low mortgage rates. In the office sector, we remain focused on Hysan Development Co., a landlord in Causeway Bay that is trading at what we consider to be a deeply discounted value.

During the reporting period, our stock selection in Singapore contributed positively to performance, while our small overweight to the region detracted from relative results. Singapore declined 56.4% within the Portfolio's benchmark during the reporting period. The country is confronting issues with an economic

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Investment Sub-Advisor:

Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

David Kruth and James Otness

Objective:

Total return

Investment process:

The Portfolio invests primarily in real estate investment trusts (REITs) and other real estate related securities. Under normal market conditions, the Portfolio will maintain exposure to real estate related securities of issues in the US and at least three non-US countries.

GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Sub-Advisor's comments – concluded

slowdown and debt that is more costly and difficult to obtain. Inventory levels in the residential market are high, which will put downward pressure on prices, as demand is expected to decline.

The Australian market continued to experience high levels of volatility, declining 57.5% in absolute terms within the Portfolio's benchmark during the reporting period. The sell-off was due largely to balance sheet concerns and the potential need for equity capital. We believe the uncertainty will persist until investors are confident that the Australian property companies have dealt with their capital issues. In addition, we believe the implications of economic weakness are already priced into the securities. Our stock selection detracted from the Portfolio's performance during the period, while our underweight to the region positively contributed to relative results.

US real estate securities declined 49.4% within the Portfolio's benchmark during the reporting period, underperforming the S&P 500 Index1 by over 15%. The sell-off was attributed to the credit market dislocation and investor risk aversion, which grew incrementally worse as the period progressed. Additionally, investors were concerned the recession would be deeper and more prolonged than initially expected.

In Continental Europe, property fundamentals are starting to show some weakness after being fairly resilient for some time. In France, we remain focused on Unibail-Rodamco, which owns high sales productivity malls across the continent. We are also positioned defensively in Sweden, with exposure to Hufvudstaden and Castellum.

In the UK, economic and housing conditions have worsened significantly. While we expect to see further deterioration in property level fundamentals leading to rising vacancies, declining rents and falling values, we believe the market has already priced in much of the expected declines. We remain focused on companies with exposure to London's West End office market and long-lease terms with strong tenant credit. A small underweight to this area, and strong stock selection within it, helped performance during the reporting period.

1.  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	Since inception[1]
Before deducting maximum sales charge or	Class A2	-49.10%	-54.73%	-33.93%
UBS PACE Select program fee	Class C3	-49.39%	-55.16%	-34.51%
	Class Y4	N/A	N/A	-10.80%
	Class P5	-48.97%	-54.60%	-36.47%
After deducting maximum sales charge or	Class A2	-51.90%	-57.24%	-35.66%
UBS PACE Select program fee	Class C3	-49.89%	-55.61%	-34.51%
	Class P5	-49.36%	-55.27%	-37.42%
FTSE EPRA/NAREIT Global Real Estate Index[6,7]		-47.64%	-52.42%	-33.77%
FTSE NAREIT Equity REIT Index[8]		-48.38%	-47.97%	-33.00%
Lipper Global Real Estate Funds median		-45.51%	-51.34%	-33.37%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -52.28%; since inception, -32.21%; Class C—1-year period, -50.40%; since inception, -30.87%; Class Y—since inception, 2.99%; Class P—1-year period, -50.19%; since inception, -34.01%. Please note the Class Y since inception return has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.74% and 1.45%; Class C—2.68% and 2.20%; Class Y—1.92% and 1.20%; and Class P—1.71% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A & Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

6  The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7  Effective November 28, 2008, the Portfolio's benchmark was changed to the FTSE EPRA/NAREIT Global Real Estate Index to more closely reflect its current strategy.

8  The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of publicly traded US equity real estate investment trusts ("REITs"). Equity REITs include those firms that own, manage and lease investment grade commercial real estate. A company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$40.0
Number of holdings	77
Portfolio composition[1]	01/31/09
Common stocks and rights	94.2%
Cash equivalents and other assets less liabilities	5.8
Total	100.0%
Top five countries (equity investments)[1]	01/31/09
United States	36.1%
Japan	13.9
Hong Kong	10.5
Australia	7.5
France	6.9
Total	74.9%
Top ten equity holdings[1]	01/31/09
Unibail Rodamco	5.7%
Sun Hung Kai Properties Ltd.	5.6
Mitsubishi Estate Co. Ltd.	4.8
Mitsui Fudosan Co. Ltd.	4.7
Westfield Group	3.7
Vornado Realty Trust	3.1
Hongkong Land Holdings Ltd.	2.6
Simon Property Group, Inc.	2.3
Boston Properties, Inc.	2.3
Hysan Development Co.	2.0
Total	36.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—94.15%
Australia—7.52%
Diversified—1.22%
Dexus Property Group	997,644	$477,364
GPT Group	19,900	9,576
		486,940
Office—1.12%
ING Office Fund	1,454,173	449,614
Retail—5.18%
CFS Retail Property Trust[1]	515,423	581,288
Westfield Group	196,839	1,492,045
		2,073,333
Total Australia common stocks		3,009,887
Austria—0.82%
Diversified—0.82%
Conwert Immobilien Invest SE*	54,822	329,246
Bermuda—2.63%
Office—2.63%
Hongkong Land Holdings Ltd.	496,000	1,053,003
Canada—3.00%
Office—0.22%
Brookfield Properties Corp.	17,000	90,389
Residential—1.30%
Boardwalk Real Estate Investment Trust	23,800	518,796
Retail—1.48%
First Capital Realty, Inc.[1]	44,000	592,408
Total Canada common stocks		1,201,593
Cayman Islands—0.58%
Diversified—0.58%
China Resources Land Ltd.	200,000	230,688
Finland—0.86%
Retail—0.86%
Citycon Oyj	173,061	345,050
France—6.86%
Diversified—5.72%
Unibail Rodamco[1]	16,987	2,287,467
Retail—1.14%
Klepierre	19,107	457,065
Total France common stocks		2,744,532
Hong Kong—10.53%
Diversified—9.06%
Henderson Land Development Co. Ltd.	58,000	220,954
Hysan Development Co.	504,321	818,862
Sun Hung Kai Properties Ltd.	252,000	2,240,483
Wharf (Holdings) Ltd.	139,000	345,162
		3,625,461

Security description	Number of shares	Value
Hong Kong—(concluded)
Retail—1.47%
Hang Lung Properties Ltd.	263,000	$590,483
Total Hong Kong common stocks		4,215,944
Japan—13.87%
Diversified—4.80%
Mitsubishi Estate Co. Ltd.	147,000	1,921,454
Office—9.07%
Japan Excellent, Inc.	70	295,738
Japan Real Estate Investment Corp.	37	332,247
Mitsui Fudosan Co. Ltd.	146,000	1,879,544
Nippon Building Fund, Inc.	42	450,037
Sumitomo Realty & Development Co. Ltd.	23,000	263,441
TOKYU REIT, Inc.	64	410,093
		3,631,100
Total Japan common stocks		5,552,554
Mexico—0.08%
Residential—0.08%
Urbi, Desarrollos Urbanos, SA de C.V.*	31,008	31,834
New Zealand—0.42%
Diversified—0.42%
Kiwi Income Property Trust[1]	324,869	167,415
Singapore—2.51%
Industrial—1.52%
Ascendas Real Estate Investment Trust (A-REIT)[1]	636,000	605,958
Retail—0.99%
CapitaMall Trust[1]	383,000	397,652
Total Singapore common stocks		1,003,610
Sweden—2.53%
Diversified—2.53%
Castellum AB	45,625	290,732
Hufvudstaden AB, Class A	123,128	722,522
Total Sweden common stocks		1,013,254
United Kingdom—5.86%
Diversified—2.96%
British Land Co. PLC	97,017	634,938
Land Securities Group PLC	55,215	550,389
		1,185,327
Office—2.57%
Derwent London PLC[1]	65,942	570,756
Great Portland Estates PLC[1]	137,440	456,920
		1,027,676
Residential—0.16%
Unite Group PLC	68,519	63,482

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Retail—0.17%
Hammerson PLC[1]	11,375	$66,737
Total United Kingdom common stocks		2,343,222
United States—36.08%
Diversified—3.79%
Duke Realty Corp.[1]	7,796	71,801
Liberty Property Trust[1]	10,066	201,320
Vornado Realty Trust[1]	24,479	1,243,778
		1,516,899
Health care—6.04%
HCP, Inc.[1]	34,781	811,789
Health Care REIT, Inc.[1]	18,829	711,924
Nationwide Health Properties, Inc.[1]	8,504	217,107
Ventas, Inc.[1]	24,332	678,133
		2,418,953
Hotels—1.10%
Host Hotels & Resorts, Inc.[1]	44,116	237,344
Sunstone Hotel Investors, Inc.[1]	47,342	204,044
		441,388
Industrial—4.35%
AMB Property Corp.[1]	24,840	400,421
Extra Space Storage, Inc.[1]	20,904	169,531
ProLogis[1]	42,296	423,383
Public Storage, Inc.[1]	12,094	748,256
		1,741,591
Office—5.62%
Alexandria Real Estate Equities, Inc.[1]	5,047	299,489
Boston Properties, Inc.[1]	21,326	923,416
Corporate Office Properties Trust	3,917	103,330
Digital Realty Trust, Inc.[1]	12,799	408,288
Douglas Emmett, Inc.[1]	25,578	237,875
SL Green Realty Corp.[1]	17,619	276,795
		2,249,193
Other—0.52%
American Tower Corp., Class A*	6,811	206,646
Residential—7.06%
American Campus Communities, Inc.	24,327	519,868
Apartment Investment & Management Co., Class A1	23,907	212,533
AvalonBay Communities, Inc.[1]	10,707	554,730
Equity Residential	26,905	643,837
Essex Property Trust, Inc.[1]	7,196	475,296
Home Properties, Inc.[1]	11,623	417,149
		2,823,413

Security description	Number of shares	Value
United States—(concluded)
Retail—7.60%
Acadia Realty Trust[1]	22,015	$256,915
CBL & Associates Properties, Inc.[1]	9,376	38,160
Federal Realty Investment Trust[1]	13,530	685,024
Kimco Realty Corp.[1]	22,338	321,220
Regency Centers Corp.[1]	2,606	91,992
Saul Centers, Inc.	1,381	45,159
Simon Property Group, Inc.[1]	21,695	932,451
Tanger Factory Outlet Centers, Inc.[1]	6,697	202,919
Taubman Centers, Inc.[1]	15,427	306,226
Weingarten Realty Investors[1]	9,856	159,569
		3,039,635
Total United States common stocks		14,437,718
Total common stocks (cost—$59,622,226)		37,679,550
	Number of rights
Rights*—0.02%
Singapore—0.02%
Industrial—0.02%
Ascendas Real Estate Investment Trust, exercise price 1.16 SGD, expires 02/05/09 (cost—$0)	42,400	8,426
	Face amount
Repurchase agreement—5.53%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010%, due 02/02/09, collateralized by $2,259,154 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$2,257,260); proceeds: $2,213,002 (cost—$2,213,000)	$2,213,000	2,213,000
	Number of shares
Investments of cash collateral from securities loaned—30.69%
Money market fund[2]—30.69%
UBS Private Money Market Fund LLC,[3] 0.887% (cost—$12,284,265)	12,284,265	12,284,265
Total investments (cost—$74,119,491)— 130.39%		52,185,241
Liabilities in excess of other assets—(30.39)%		(12,162,955)
Net assets—100.00%		$40,022,286

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2009 (unaudited)

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $74,119,491; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$152,082
Gross unrealized depreciation	(22,086,332)
Net unrealized depreciation	$(21,934,250)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2009.

2  Rate shown reflects yield at January 31, 2009.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2009.

Security description	Value at 07/31/08	Purchases during the six months ended 01/31/09	Sales during the six months ended 01/31/09	Value at 01/31/09	Net income earned from affiliate for the six months ended 01/31/09
UBS Private Money Market Fund LLC	$1,692,918	$43,403,145	$32,811,798	$12,284,265	$14,096

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2009, the Portfolio's Class P shares declined 21.49% (before the deduction of the maximum UBS PACE Select program fee; and declined 22.08% after the deduction of the maximum UBS PACE Select program fee for the six-month period). In comparison, the MSCI World Free Index (net) (the "benchmark") declined 38.00%, the Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) declined 2.22%, and the US Consumer Price Index (CPI) declined 4.01%, while the median return of the Lipper Global Flexible Portfolio Funds category was -27.05%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 159. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Analytic Investors

We used a multi-strategy approach comprised of long-short equities, long-short global index futures, long-short currencies and call options during the first two months of the period.1 We then used long-short equities and call options during the final four months of the period. The equity positions, index futures and currencies detracted from overall return, while the call options added value over the period.

During the six month period, the long-short equity section of our portion of the Portfolio benefited from an emphasis on companies with above-average earnings quality, measured through cash flow and earnings to price ratios. Conversely, stocks with above-average exposure to momentum-driven holdings lagged, detracting from performance. Short positions in companies for which analyst estimates varied widely, and those that had what we considered to be unattractive debt to equity ratios contributed positively to our portion of the Portfolio's performance as risk-averse investors penalized the lack of earnings consensus and the presence of leverage.

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management") and Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

Analytic Investors: Gregory McMurran and Dennis Bein;
Wellington Management: Scott M. Elliott and Evan S. Grace, CFA;
GSAM: Jonathan Beinner and Thomas Kenny

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy comprised of investments in long and short positions in publicly traded securities in the US and foreign markets. Analytic Investors also employs an index option strategy, pursuant to which the Portfolio may write index call options. Also, for a part of the reporting period, Analytic Investors employed a global tactical asset allocation strategy, comprised of investments in the currency markets and a market allocation component that uses derivatives, such as swaps, futures, and forward contracts to express its market views.

(continued on next page)

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed. A call option is a short-term contract in which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, or at specified times, or at the expiration of the option depending on the type of option involved.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Our stock selection subtracted value over the period. While positions in financials and consumer discretionary sectors performed well, our positions in the information technology, materials and consumer staples sectors had a negative impact on performance. The top equity performers were long positions in Berkshire Hathaway, Inc. and Altria Group, Inc., and a short position in General Electric Co., which was sold during the period. In contrast, long positions in Reliant Energy, Inc., which was sold during the period, and XL Capital Ltd. detracted from relative performance and were the worst-performing stocks in our portion of the Portfolio.

Our Portfolio's options positions added to performance in the declining equity market, as we used our process to identify and sell overvalued call options during the period. In particular, calls written on the KBW Regional Bank, the Germany Blue Chip Index and the OMX Stockholm 30 Index added value. In addition, calls written on natural gas and oil and gas sector indices helped performance. Not all of the positions were positive, however, as calls written on the gold and silver sectors subtracted value over the six-month period.

Overall, asset allocation subtracted from performance, with currency positions being the main negative contributors to performance. Equity positions added to performance, with short positions in Japanese and US equity markets being the largest contributors to performance. Bond performance was relatively flat, with long positions in US bonds positively contributing to performance, while short positions taken in the Australian bond market detracted from results. In currencies, positions in the Norwegian kroner and Swedish krona were the largest detractors. In addition, a short position in the British pound dampened performance, while a long position in the New Zealand dollar added value.

Wellington Management

The select intrinsic value exposure within our portion of the Portfolio significantly detracted from absolute results. Our performance in this area was hurt the most by holdings in the industrials, consumer discretionary and information technology sectors. Stocks that detracted the most from returns included analog semi-conductor company Maxim Integrated Products, Inc., and Arbitron Inc., a leading provider of media audience rating services primarily for the radio industry.

Energy sector holdings within of our portion of the Portfolio also significantly detracted from overall returns. During the period, energy stocks declined due to a slowing global economy and falling commodity prices. Our allocation to the energy sector detracted from absolute performance. Positions in oilfield services companies Weatherford International Ltd., Transocean Ltd. and Schlumberger Ltd. were the largest detractors within this area.

Our currency overlay strategy and a significant cash position were positive contributors to absolute performance during the six-month period. The currency overlay contributed to absolute performance primarily due to a short position in the British pound and a long position in the Japanese yen. Our cash

Investment process (concluded)

Wellington Management pursues a diversified total return strategy. Wellington Management pursues this strategy by buying or selling, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across variable investment grade and sub-investment grade sectors. GSAM invests mainly in currencies, fixed income securities, and derivative investments.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

position, which had an average weight of 46.9% during the period, produced positive returns as almost all other asset classes declined.

GSAM

In our portion of the Portfolio, the two largest detractors were our long position in super senior non-agency adjustable rate mortgages (ARMs) and our long position in corporate cash bonds.

Our allocation to credit-sensitive mortgages was the largest detractor from performance. The nonagency mortgage market suffered from continued declines in home prices, rising serious delinquencies and default rates, as well as uncertainty over loan modification programs and the implications for bondholders. In addition to deteriorating fundamentals, these securities also suffered from forced selling as many investors needed to raise cash in order to reduce debt on their balance sheets. In our view, this caused the market prices for these assets to drop below our estimation of their fair value. More recently, these securities have benefited from improved supply and demand conditions.

Additionally, our allocation to corporate cash bonds detracted from performance. Historically, corporate bonds have performed similarly to their synthetic counterparts, such as the CDX North America Investment Grade Index. However, during the severe market stress of the fall of 2008, cash bonds significantly underperformed synthetics. Although we had hedged our corporate duration exposure through purchasing investment grade securities, the divergence between cash bonds and their synthetic counterparts caused our corporate exposure to be greater than we had anticipated in an environment when risky assets significantly underperformed. (Duration measures a portfolio's sensitivity to interest rate changes.)

On a more positive note, our long duration positions in the US and Europe were beneficial to performance during the reporting period as interest rates rallied significantly amid an extreme flight to quality.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09		6 months	1 year	Since inception[1]
Before deducting	Class A2	-21.72%	-23.33%	-5.93%
maximum sales charge	Class B3	-21.98%	-23.89%	-6.27%
or UBS PACE Select	Class C4	-21.95%	-23.94%	-6.47%
program fee	Class Y5	-21.58%	N/A	-21.65%
	Class P6	-21.49%	-23.03%	-5.65%
After deducting	Class A2	-26.03%	-27.53%	-7.79%
maximum sales charge	Class B3	-25.84%	-27.65%	-7.29%
or UBS PACE Select	Class C4	-22.72%	-24.69%	-6.47%
program fee	Class P6	-22.08%	-24.18%	-7.05%
MSCI World Free Index (net)[7]		-38.00%	-41.43%	-14.75%
Barclays Capital Global Aggregate Index[8]		-2.22%	-1.38%	5.63%
US Consumer Price Index (CPI)[9]		-4.01%	0.03%	1.71%
Lipper Global Flexible Portfolio Funds median		-27.05%	-31.54%	-8.94%

Average annual total returns for periods ended December 31, 2008, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -28.43%; since inception, -7.45%; Class B—1-year period, -28.52%; since inception, -6.85%: Class C—1-year period, -25.61%; since inception, -6.07%; Class Y—since inception, -20.30%; Class P—1-year period, -25.20%; since inception, -6.68%. Please note the Class Y since inception return has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—2.42% and 2.41%; Class B—4.51% and 3.16%; Class C—3.16% and 3.16%; Class Y—2.69% and 2.16%; and Class P—2.13% and 2.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70% and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 26, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the Index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) is a broad-based, market capitalization-weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

9  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$489.3
Number of holdings	686
Portfolio composition[1]	01/31/09
Common stocks, preferred stocks and warrants	44.1%
Bonds and notes	39.9
ADRs	0.8
Unit trust	0.0 [2]
Investments sold short	(18.7)
Options, futures, swaps and forward foreign currency contracts	1.2
Cash equivalents and other assets less liabilities	32.7
Total	100.0%

Top five countries (long holdings)[1]	01/31/09
United States	60.9%
Japan	5.8
Canada	3.1
Australia	1.7
United Kingdom	1.6
Total	73.1%
Top five equity sectors (long holdings)[1]	01/31/09
Financials	6.9%
Energy	6.7
Industrials	6.5
Information technology	4.8
Health care	4.8
Total	29.7%

Top five countries (short holdings)[1]	01/31/09
United States	(14.3)%
Japan	(1.2)
Canada	(1.0)
Switzerland	(0.5)
Bermuda	(0.4)
Total	(17.4)%
Top five equity sectors (short holdings)[1]	01/31/09
Health care	(2.2)%
Financials	(1.7)
Materials	(1.5)
Information technology	(1.3)
Consumer discretionary	(1.1)
Total	(7.8)%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2009.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1]	01/31/09
Procter & Gamble Co.	0.9%
Johnson & Johnson	0.7
Automatic Data Processing, Inc.	0.7
Varian Medical Systems, Inc.	0.5
Express Scripts, Inc.	0.5
Sysco Corp.	0.5
Air Products & Chemicals, Inc.	0.5
T. Rowe Price Group, Inc.	0.5
Royal Dutch Shell PLC, A Shares	0.5
Maxim Integrated Products, Inc.	0.5
Total	5.8%
Top ten (short holdings)[1]	01/31/09
US Treasury Inflation Index Bonds, 7.625%, due 02/15/25	(2.8)%
FNMA TBA, 4.500%	(1.9)
US Treasury Inflation Index Bonds, 3.625%, due 05/15/13	(1.7)
FNMA TBA, 6.500%	(1.3)
iShares MSCI Emerging Markets Index	(0.9)
Liberty Global, Inc.	(0.5)
Cephalon, Inc.	(0.5)
Givaudan SA	(0.5)
Lam Research Corp.	(0.4)
Schering-Plough Corp.	(0.4)
Total	(10.9)%

Top ten long-term fixed income holdings (long holdings)[1]	01/31/09
FHLMC, 5.000%, due 06/01/38	4.3%
FNMA, 6.500%, due 11/01/36	3.1
FNMA, 4.500%, due 06/01/23	2.0
US Treasury Inflation Index Notes, 1.875%, due 07/15/13	1.6
US Treasury Bonds, 8.125%, due 08/15/19	1.6
FNMA, 6.500%, due 09/01/37	1.5
FNMA, 5.000%, due 08/01/20	1.3
US Treasury Inflation Index Bonds, 2.000%, due 01/15/26	1.2
FFCB, 4.500%, due 05/21/15	1.1
US Treasury Inflation Index Bonds, 2.375%, due 01/15/27	0.9
Total	18.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—44.92%
Australia—1.65%
Biotechnology—0.28%
CSL Ltd.	58,390	$1,374,968
Chemicals—0.16%
Orica Ltd.	91,414	772,554
Energy equipment & services—0.22%
WorleyParsons Ltd.	114,548	1,067,223
Metals & mining—0.50%
Alumina Ltd.	293,207	210,243
BHP Billiton Ltd.	23,016	433,429
BlueScope Steel Ltd.	316,583	698,675
Rio Tinto Ltd.	41,854	1,088,773
		2,431,120
Oil, gas & consumable fuels—0.49%
Energy Resources of Australia Ltd.	81,342	981,837
Origin Energy Ltd.	13,175	116,201
Paladin Resources Ltd.*	348,609	654,714
Woodside Petroleum Ltd.	30,009	662,525
		2,415,277
Road & rail—0.00%
Asciano Group	6,546	4,520
Total Australia common stocks		8,065,662
Austria—0.24%
Electric utilities—0.24%
Oesterreichische Elektrizitaetswirtschafts-AG (Verbund), Class A	31,137	1,192,404
Belgium—0.19%
Food & staples retailing—0.03%
Colruyt SA	618	137,090
Wireless telecommunication services—0.16%
Mobistar SA	10,964	806,641
Total Belgium common stocks		943,731
Bermuda—0.68%
Chemicals—0.09%
Huabao International Holdings Ltd.	368,000	235,542
Sinofert Holdings Ltd.	346,000	194,837
		430,379
Construction & engineering—0.05%
Foster Wheeler Ltd.1,*	11,500	229,655
Electric utilities—0.08%
Cheung Kong Infrastructure Holdings Ltd.	106,000	397,151
Energy equipment & services—0.10%
Seadrill Ltd.	15,000	123,569

Security description	Number of shares	Value
Bermuda—(concluded)
Energy equipment & services—(concluded)
Weatherford International Ltd.*	33,700	$371,711
		495,280
Health care equipment & supplies—0.00%
Mingyuan Medicare Development Co. Ltd.	490,000	23,131
Hotels, restaurants & leisure—0.07%
Shangri-La Asia Ltd.	297,603	347,115
IT services—0.27%
Accenture Ltd., Class A1	42,000	1,325,520
Real estate management & development—0.00%
Hopson Development Holdings Ltd.	30,000	17,344
Textiles, apparel & luxury goods—0.02%
Ports Design Ltd.	83,500	84,361
Total Bermuda common stocks		3,349,936
Brazil—0.49%
Commercial banks—0.02%
Banco Itau Holding Financeira SA, ADR	10,189	102,298
Diversified financial services—0.02%
BM&F BOVESPA SA	36,758	105,996
Electric utilities—0.02%
Companhia Energetica de Minas Gerais-CEMIG, ADR	6,900	93,771
Food & staples retailing—0.01%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	1,528	39,193
Food products—0.06%
Cosan SA Industria e Comercio*	31,500	142,565
Marfrig Frigorificos e Comercio de Alimentos SA*	24,100	70,638
Perdigao SA	6,500	89,655
		302,858
Health care providers & services—0.01%
OdontoPrev SA	3,200	32,965
Household durables—0.01%
Cyrela Brazil Realty SA	8,730	34,995
Machinery—0.01%
Weg SA	6,300	31,636
Metals & mining—0.17%
Companhia Siderurgica Nacional SA (CSN), ADR	3,462	52,276
Companhia Vale do Rio Doce (CVRD), ADR	49,865	703,595

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Brazil—(concluded)
Metals & mining—(concluded)
Usinas Siderurgicas de Minas Gerais SA	6,338	$73,762
		829,633
Oil, gas & consumable fuels—0.15%
Petroleo Brasileiro SA, ADR	27,900	730,980
Road & rail—0.01%
All America Latina Logistica (ALL)	18,700	70,931
Total Brazil common stocks		2,375,256
Canada—2.58%
Aerospace & defense—0.23%
Bombardier, Inc., Class B	361,800	1,121,174
Chemicals—0.53%
Agrium, Inc.	13,500	452,257
Potash Corp. of Saskatchewan, Inc.	28,200	2,121,468
		2,573,725
Communications equipment—0.41%
Research In Motion Ltd. (RIM)*	35,800	1,978,817
Diversified financial services—0.30%
TMX Group, Inc.	56,800	1,485,485
Diversified telecommunication services—0.18%
BCE, Inc.	42,900	878,466
Electronic equipment, instruments & components—0.08%
Celestica, Inc.*	93,900	411,207
Energy equipment & services—0.02%
Ensign Energy Services, Inc.	11,300	95,653
Food products—0.01%
Viterra, Inc.*	7,600	57,329
Metals & mining—0.14%
Teck Cominco Ltd., Class B	178,340	689,363
Oil, gas & consumable fuels—0.68%
Canadian Natural Resources Ltd.	9,300	332,866
Encana Corp.	42,800	1,904,665
Petro-Canada	6,800	146,812
Suncor Energy, Inc.	11,400	218,564
Talisman Energy, Inc.	14,300	135,391
Uranium One, Inc.*	379,360	572,327
		3,310,625
Total Canada common stocks		12,601,844
Cayman Islands—0.48%
Energy equipment & services—0.01%
WSP Holdings Ltd., ADR*	17,147	69,274
Food products—0.07%
Chaoda Modern Agriculture (Holdings) Ltd.	284,960	179,442

Security description	Number of shares	Value
Cayman Islands—(concluded)
Food products—(concluded)
China Mengniu Dairy Co. Ltd.	39,000	$51,567
Tingyi (Cayman Islands) Holding Corp.	80,000	92,340
		323,349
Health care equipment & supplies—0.02%
Golden Meditech Co. Ltd.*	904,000	82,578
Hotels, restaurants & leisure—0.03%
Ctrip.com International Ltd., ADR	7,660	160,784
Insurance—0.05%
XL Capital Ltd., Class A	83,800	243,020
Internet software & services—0.02%
Tencent Holdings Ltd.	17,600	107,685
Personal products—0.07%
Hengan International Group Co. Ltd.	96,000	319,398
Textiles, apparel & luxury goods—0.00%
China Dongxiang Group Co.	7,000	2,026
Daphne International Holdings Ltd.	60,000	8,925
		10,951
Wireless telecommunication services—0.21%
Hutchison Telecommunications International Ltd.	4,133,003	1,033,156
Total Cayman Islands common stocks		2,350,195
China—0.68%
Chemicals—0.00%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	72,000	16,763
Commercial banks—0.15%
China Construction Bank Corp., Class H	84,000	41,059
China Merchants Bank Co. Ltd., Class H	50,500	81,682
Industrial & Commercial Bank of China, Class H	1,460,691	621,122
		743,863
Construction & engineering—0.03%
China Communications Construction Co. Ltd., Class H	128,000	124,676
Diversified telecommunication services—0.04%
China Telecom Corp. Ltd., Class H	510,000	185,020
Electrical equipment—0.04%
Shanghai Electric Group Co. Ltd., Class H*	589,182	186,630

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Energy equipment & services—0.01%
China Oilfield Services Ltd., Class H	84,000	$66,187
Food & staples retailing—0.01%
Wumart Stores, Inc., Class H	68,235	47,748
Health care equipment & supplies—0.05%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	146,000	248,382
Independent power producers & energy traders—0.02%
Datang International Power Generation Co. Ltd., Class H	244,000	121,223
Insurance—0.14%
China Life Insurance Co., Class H	253,909	672,748
Machinery—0.02%
Weichai Power Co. Ltd., Class H	48,000	91,996
Metals & mining—0.03%
Angang Steel Co. Ltd., Class H	136,000	130,547
Oil, gas & consumable fuels—0.12%
China Shenhua Energy Co. Ltd., Class H	151,349	324,391
PetroChina Co. Ltd., Class H	290,000	214,348
Yanzhou Coal Mining Co. Ltd., Class H	70,000	45,341
		584,080
Pharmaceuticals—0.01%
Guangzhou Pharmaceutical Co. Ltd., Class H	212,000	64,529
Real estate management & development—0.01%
Shanghai Forte Land Co. Ltd., Class H*	230,000	33,935
Total China common stocks		3,318,327
Denmark—0.40%
Beverages—0.10%
Carlsberg A/S, Class B	14,569	481,046
Chemicals—0.01%
Novozymes A/S	409	32,549
Electrical equipment—0.24%
Vestas Wind Systems A/S*	24,062	1,163,436
Pharmaceuticals—0.05%
Novo Nordisk A/S, Class B	4,979	265,680
Total Denmark common stocks		1,942,711
Egypt—0.02%
Construction & engineering—0.02%
Orascom Construction Industries (OCI)	3,916	75,742

Security description	Number of shares	Value
Finland—0.40%
Electric utilities—0.36%
Fortum Oyj	90,038	$1,757,811
Machinery—0.04%
Kone Oyj, Class B	9,978	209,587
Total Finland common stocks		1,967,398
France—1.56%
Energy equipment & services—0.22%
Technip SA	34,290	1,067,464
Media—0.15%
PagesJaunes Groupe	82,521	727,790
Metals & mining—0.10%
Eramet	3,179	505,542
Multi-utilities—0.38%
GDF Suez	48,491	1,861,031
Oil, gas & consumable fuels—0.11%
Total SA	10,364	518,425
Personal products—0.36%
L'Oreal SA	26,392	1,756,203
Textiles, apparel & luxury goods—0.24%
Hermes International	11,728	1,182,836
Total France common stocks		7,619,291
Germany—0.55%
Chemicals—0.34%
K+S AG	7,608	359,606
Wacker Chemie AG	18,423	1,316,911
		1,676,517
Household products—0.13%
Henkel AG & Co. KGaA	27,406	640,587
Software—0.08%
SAP AG	10,922	387,859
Total Germany common stocks		2,704,963
Hong Kong—0.99%
Distributors—0.06%
China Resources Enterprise Ltd.	202,000	290,911
Diversified financial services—0.05%
Hong Kong Exchanges & Clearing Ltd.	28,000	240,271
Diversified telecommunication services—0.01%
China Unicom (Hong Kong) Ltd.	70,876	65,533
Independent power producers & energy traders—0.01%
China Resources Power Holdings Co. Ltd.	40,000	73,450
Industrial conglomerates—0.06%
Beijing Enterprises Holdings Ltd.	70,000	273,550

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Insurance—0.01%
China Insurance International Holdings Co. Ltd.	27,000	$34,371
Marine—0.01%
Shun Tak Holdings Ltd.	176,000	63,604
Oil, gas & consumable fuels—0.13%
CNOOC Ltd.	522,000	449,552
CNOOC Ltd., ADR	2,000	172,080
		621,632
Real estate management & development—0.51%
China Overseas Land & Investment Ltd.	91,770	119,889
Henderson Land Development Co. Ltd.	271,000	1,032,386
Hysan Development Co. Ltd.	169,000	274,404
Sino Land Co. Ltd.	1,022,000	979,029
Sino-Ocean Land Holdings Ltd.	99,000	49,063
Wheelock & Co. Ltd.	14,000	24,642
		2,479,413
Wireless telecommunication services—0.14%
China Mobile Ltd.	77,500	699,125
Total Hong Kong common stocks		4,841,860
India—0.17%
Chemicals—0.02%
Tata Chemicals Ltd.	22,687	69,764
Construction & engineering—0.01%
Lanco Infratech Ltd.*	17,633	40,697
Construction materials—0.01%
Grasim Industries Ltd.	1,732	41,867
Diversified consumer services—0.02%
Educomp Solutions Ltd.	2,052	73,909
Electrical equipment—0.02%
Bharat Heavy Electricals Ltd.	4,168	111,144
Metals & mining—0.01%
Sterlite Industries (India) Ltd.	11,928	65,746
Oil, gas & consumable fuels—0.06%
Reliance Industries Ltd.	10,751	288,849
Pharmaceuticals—0.01%
Nicholas Piramal India Ltd.	11,295	48,904
Wireless telecommunication services—0.01%
Bharti Airtel Ltd.*	5,139	65,722
Total India common stocks		806,602
Israel—0.07%
Chemicals—0.02%
Makhteshim-Agan Industries Ltd.	26,556	83,247

Security description	Number of shares	Value
Israel—(concluded)
Diversified telecommunication services—0.01%
Bezeq Israeli Telecommunication Corp. Ltd.	39,334	$58,372
Pharmaceuticals—0.04%
Teva Pharmaceutical Industries Ltd., ADR	4,700	194,815
Total Israel common stocks		336,434
Italy—0.48%
Commercial banks—0.22%
Banca Carige SpA	472,001	1,091,046
Insurance—0.17%
Compagnia Assicuratrice Unipol SpA	785,065	820,745
Oil, gas & consumable fuels—0.09%
ENI SpA	20,604	437,161
Total Italy common stocks		2,348,952
Japan—5.75%
Automobiles—0.09%
Fuji Heavy Industries Ltd.	150,000	430,093
Beverages—0.06%
Asahi Breweries Ltd.	19,000	293,508
Kirin Holdings Co. Ltd.	1,000	12,552
		306,060
Capital markets—0.03%
Matsui Securities Co. Ltd.	22,900	171,329
Chemicals—0.00%
Hitachi Chemical Co. Ltd.	800	8,640
Commercial banks—0.70%
Suruga Bank Ltd.	22,000	191,893
The 77 Bank Ltd.	57,000	285,370
The Bank of Kyoto Ltd.	43,000	449,360
The Gunma Bank Ltd.	23,000	132,867
The Hachijuni Bank Ltd.	13,000	72,620
The Iyo Bank Ltd.	83,000	976,427
The Joyo Bank Ltd.	220,000	1,189,439
The Shizuoka Bank Ltd.	13,000	135,169
		3,433,145
Consumer finance—0.02%
Promise Co. Ltd.	5,450	99,329
Takefuji Corp.	490	3,451
		102,780
Containers & packaging—0.16%
Toyo Seikan Kaisha Ltd.	52,300	773,600
Electric utilities—0.32%
Kansai Electric Power Co., Inc.	3,500	95,910
Tokyo Electric Power Co., Inc.	46,500	1,453,077
		1,548,987

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Electronic equipment, instruments & components—0.21%
Hitachi Ltd.	318,000	$1,016,239
Food & staples retailing—0.57%
FamilyMart Co. Ltd.	38,100	1,391,021
Lawson, Inc.	20,300	1,001,316
UNY Co. Ltd.	49,000	406,527
		2,798,864
Food products—0.11%
Nichirei Corp.	14,000	54,027
Nippon Meat Packers, Inc.	38,000	479,470
		533,497
Household products—0.06%
Unicharm Corp.	4,500	308,752
Insurance—0.68%
Aioi Insurance Co. Ltd.	66,000	321,042
NIPPONKOA Insurance Co. Ltd.	36,000	292,765
Nissay Dowa General Insurance Co. Ltd.	13,000	68,729
Sompo Japan Insurance, Inc.	117,000	726,623
T&D Holdings, Inc.	25,450	816,586
Tokio Marine Holdings, Inc.	42,000	1,106,274
		3,332,019
Leisure equipment & products—0.34%
Sankyo Co. Ltd.	34,500	1,647,410
Machinery—0.44%
Japan Steel Works Ltd.	91,000	976,572
Mitsubishi Heavy Industries Ltd.	314,000	1,178,680
		2,155,252
Pharmaceuticals—0.99%
Kyowa Hakko Kogyo Co. Ltd.	13,000	116,468
Ono Pharmaceutical Co. Ltd.	4,700	246,382
Santen Pharmaceutical Co. Ltd.	17,600	563,310
Taisho Pharmaceutical Co. Ltd.	107,000	2,168,023
Takeda Pharmaceutical Co. Ltd.	37,000	1,728,686
		4,822,869
Software—0.25%
Nintendo Co. Ltd.	4,000	1,230,528
Specialty retail—0.26%
Fast Retailing Co. Ltd.	10,100	1,275,283
Transportation infrastructure—0.12%
Mitsubishi Logistics Corp.	56,000	566,218
Wireless telecommunication services—0.34%
NTT DoCoMo, Inc.	960	1,671,778
Total Japan common stocks		28,133,343
Luxembourg—0.05%
Metals & mining—0.05%
ArcelorMittal	11,500	259,555

Security description	Number of shares	Value
Malaysia—0.04%
Food products—0.03%
Kuala Lumpur Kepong Berhad	37,300	$102,093
Kulim (Malaysia) Berhad	35,600	47,993
		150,086
Hotels, restaurants & leisure—0.01%
Resorts World Berhad	87,300	53,768
Total Malaysia common stocks		203,854
Mauritius—0.03%
Food products—0.03%
Golden Agri-Resources Ltd.	714,698	144,519
Mexico—0.09%
Beverages—0.01%
Fomento Economico Mexicano S.A.B. de C.V. (FEMSA), ADR	2,300	64,745
Construction & engineering—0.01%
Impulsora del Desarrollo y el Empleo en America Latina, SA de C.V.(Ideal)*	73,600	34,784
Food & staples retailing—0.01%
Wal-Mart de Mexico SAB de C.V., Series V	32,500	67,840
Media—0.02%
Grupo Televisa SA, ADR	6,887	96,349
Wireless telecommunication services—0.04%
America Movil SA de C.V., ADR, Series L	7,026	200,311
Total Mexico common stocks		464,029
Netherlands—0.15%
Food products—0.04%
Unilever N.V.	10,074	222,307
Industrial conglomerates—0.11%
Koninklijke (Royal) Philips Electronics N.V.	28,521	517,269
Total Netherlands common stocks		739,576
Netherlands Antilles—0.08%
Energy equipment & services—0.08%
Schlumberger Ltd.	9,900	404,019
Norway—0.05%
Energy equipment & services—0.02%
Aker Solutions ASA	20,800	97,209
Oil, gas & consumable fuels—0.03%
Statoil ASA	8,150	140,550
Total Norway common stocks		237,759
Papua New Guinea—0.01%
Food products—0.01%
New Britain Palm Oil Ltd.	10,851	35,409

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Peru—0.02%
Metals & mining—0.02%
Compania de Minas Buenaventura SA, ADR	5,800	$109,272
Philippines—0.01%
Wireless telecommunication services—0.01%
Philippine Long Distance Telephone Co., ADR	1,600	70,800
Portugal—0.36%
Oil, gas & consumable fuels—0.36%
Galp Energia S.G.P.S. SA, B Shares	166,416	1,771,826
Russia—0.06%
Oil, gas & consumable fuels—0.04%
Gazprom, ADR[2]	866	11,353
Gazprom, ADR[3]	16,214	210,481
		221,834
Wireless telecommunication services—0.02%
Mobile TeleSystems, ADR	4,124	87,841
Total Russia common stocks		309,675
Singapore—0.46%
Diversified telecommunication services—0.33%
Singapore Telecommunications Ltd.	918,000	1,595,582
Food products—0.03%
Wilmar International Ltd.	80,000	149,895
Industrial conglomerates—0.03%
SembCorp Industries Ltd.	99,000	147,112
Machinery—0.03%
SembCorp Marine Ltd.	157,000	161,098
Real estate management & development—0.04%
Capitaland Ltd.	127,000	198,992
Total Singapore common stocks		2,252,679
South Africa—0.39%
Diversified financial services—0.02%
African Bank Investments Ltd.	28,372	72,719
Metals & mining—0.28%
Anglo Platinum Ltd.	10,419	427,569
Gold Fields Ltd., ADR	77,600	815,576
Impala Platinum Holdings Ltd.	8,827	101,391
		1,344,536
Oil, gas & consumable fuels—0.01%
Sasol Ltd.	2,633	70,368
Pharmaceuticals—0.04%
Adcock Ingram Holdings Ltd.*	24,950	97,370
Aspen Pharmacare Holdings Ltd.*	21,176	87,376
		184,746

Security description	Number of shares	Value
South Africa—(concluded)
Specialty retail—0.02%
Truworths International Ltd.	34,311	$118,072
Wireless telecommunication services—0.02%
MTN Group Ltd.	10,361	98,429
Total South Africa common stocks		1,888,870
South Korea—0.06%
Capital markets—0.01%
Samsung Securities Co. Ltd.	1,575	70,682
Food & staples retailing—0.01%
Shinsegae Co. Ltd.	157	49,965
Household durables—0.01%
LG Electronics, Inc.	1,356	69,155
Internet software & services—0.01%
NHN Corp.*	463	45,918
Metals & mining—0.02%
POSCO	298	76,548
Total South Korea common stocks		312,268
Spain—0.47%
Electric utilities—0.01%
Iberdrola SA	7,498	58,188
Gas utilities—0.00%
Gas Natural SDG SA	806	19,403
Machinery—0.12%
Zardoya Otis SA	31,837	570,144
Oil, gas & consumable fuels—0.34%
Repsol YPF SA	92,101	1,652,093
Total Spain common stocks		2,299,828
Sweden—0.38%
Diversified financial services—0.12%
Investor AB, B Shares	49,882	578,440
Media—0.26%
Modern Times Group MTG AB, B Shares	74,924	1,277,134
Total Sweden common stocks		1,855,574
Switzerland—0.96%
Building products—0.05%
Geberit AG	2,341	226,440
Chemicals—0.07%
Syngenta AG	1,835	355,117
Electrical equipment—0.45%
ABB Ltd.	167,807	2,181,362
Energy equipment & services—0.04%
Transocean Ltd.*	4,008	218,917

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Food products—0.05%
Nestle SA	7,871	$272,133
Machinery—0.30%
Schindler Holding AG	32,207	1,462,808
Total Switzerland common stocks		4,716,777
Taiwan—0.07%
Diversified financial services—0.02%
Yuanta Financial Holding Co. Ltd.	233,000	86,764
Diversified telecommunication services—0.01%
Chunghwa Telecom Co. Ltd., ADR	4,000	60,160
Electronic equipment, instruments & components—0.01%
HON HAI Precision Industry Co. Ltd. (Foxconn)	36,570	63,382
Semiconductors & semiconductor equipment—0.01%
MediaTek, Inc.	8,000	57,760
Wireless telecommunication services—0.02%
Taiwan Mobile Co. Ltd.	58,000	81,253
Total Taiwan common stocks		349,319
Thailand—0.02%
Commercial banks—0.02%
Bangkok Bank Public Co. Ltd.	38,370	80,451
Turkey—0.02%
Diversified financial services—0.01%
Haci Omer Sabanci Holding AS	25,924	49,213
Insurance—0.01%
Aksigorta AS	17,911	29,071
Total Turkey common stocks		78,284
United Kingdom—1.54%
Capital markets—0.18%
Man Group PLC	289,919	863,368
Commercial banks—0.01%
Lloyds Banking Group PLC	29,637	39,026
Diversified telecommunication services—0.07%
Cable & Wireless PLC	148,570	337,157
Hotels, restaurants & leisure—0.01%
InterContinental Hotels Group PLC	6,894	52,329
Household products—0.04%
Reckitt Benckiser Group PLC	5,615	217,272
Media—0.25%
Reed Elsevier PLC	161,654	1,210,039
Metals & mining—0.25%
Anglo American PLC	52,903	958,478
Eurasian Natural Resources Corp.	58,800	269,600
		1,228,078

Security description	Number of shares	Value
United Kingdom—(concluded)
Oil, gas & consumable fuels—0.73%
BG Group PLC	31,392	$433,326
BP PLC	49,208	349,786
Royal Dutch Shell PLC	18,607	445,789
Royal Dutch Shell PLC, A Shares	93,193	2,341,414
		3,570,315
Total United Kingdom common stocks		7,517,584
United States—22.22%
Aerospace & defense—0.67%
General Dynamics Corp.[1]	24,400	1,384,212
Northrop Grumman Corp.[1]	20,400	981,648
Raytheon Co.[1]	18,200	921,284
		3,287,144
Airlines—0.14%
Southwest Airlines Co.[1]	97,100	682,613
Beverages—0.17%
The Coca-Cola Co.[1]	19,300	824,496
Capital markets—0.79%
Allied Capital Corp.[1]	900	1,404
Janus Capital Group, Inc.[1]	62,600	328,650
Northern Trust Corp.[1]	19,200	1,104,384
T. Rowe Price Group, Inc.[1]	87,800	2,421,524
		3,855,962
Chemicals—1.01%
Air Products & Chemicals, Inc.[1]	49,900	2,509,970
CF Industries Holdings, Inc.	4,800	225,600
Ecolab, Inc.[1]	20,000	679,200
Monsanto Co.	5,700	433,542
The Mosaic Co.	19,600	699,132
Zep, Inc.	36,700	403,333
		4,950,777
Commercial services & supplies—0.07%
Acco Brands Corp.*	175,000	336,000
Communications equipment—0.37%
QUALCOMM, Inc.[1]	52,100	1,800,055
Computers & peripherals—0.70%
Apple, Inc.1,*	23,900	2,154,107
Diebold, Inc.	21,700	537,726
Lexmark International, Inc., Class A1,*	30,200	715,136
		3,406,969
Diversified financial services—0.25%
CME Group, Inc.[1]	600	104,346
Moody's Corp.[1]	52,100	1,115,982
		1,220,328

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Electrical equipment—0.36%
Acuity Brands, Inc.	17,500	$470,225
Belden CDT, Inc.	100,100	1,307,306
		1,777,531
Energy equipment & services—0.92%
Baker Hughes, Inc.	10,900	363,188
FMC Technologies, Inc.1,*	54,100	1,600,819
Halliburton Co.[1]	117,800	2,032,050
SEACOR Holdings, Inc.*	7,700	500,808
		4,496,865
Food & staples retailing—0.57%
Kroger Co.	10,300	231,750
Sysco Corp.[1]	114,200	2,545,518
		2,777,268
Food products—0.35%
Archer-Daniels-Midland Co.	15,200	416,176
Dean Foods Co.*	8,000	154,720
Lance, Inc.	26,600	500,878
Ralcorp Holdings, Inc.*	7,500	444,150
Tyson Foods, Inc., Class A	23,200	205,320
		1,721,244
Gas utilities—0.07%
Equitable Resources, Inc.	5,700	195,111
Questar Corp.	5,000	169,900
		365,011
Health care equipment & supplies—1.47%
Becton, Dickinson and Co.[1]	6,500	472,355
Stryker Corp.[1]	50,900	2,150,016
Varian Medical Systems, Inc.1,*	70,500	2,617,665
Zimmer Holdings, Inc.1,*	53,800	1,958,320
		7,198,356
Health care providers & services—0.70%
Cardinal Health, Inc.[1]	22,900	862,185
Express Scripts, Inc.1,*	48,100	2,585,856
		3,448,041
Health care technology—0.00%
IMS Health, Inc.[1]	800	11,616
Household products—1.12%
Clorox Co.[1]	23,500	1,178,525
Procter & Gamble Co.[1]	79,400	4,327,300
		5,505,825
Industrial conglomerates—0.35%
3M Co.[1]	2,100	112,959
Carlisle Cos., Inc.	85,800	1,601,886
		1,714,845

Security description	Number of shares	Value
United States—(continued)
Insurance—1.41%
Aflac, Inc.[1]	21,100	$489,731
Alleghany Corp.*	1,500	408,645
Berkshire Hathaway, Inc., Class B1,*	725	2,167,025
Genworth Financial, Inc., Class A1	74,400	172,608
Hartford Financial Services Group, Inc.[1]	48,500	638,260
Old Republic International Corp.[1]	52,100	537,672
Progressive Corp.1,*	148,100	1,799,415
Torchmark Corp.[1]	1,300	39,000
Unum Group[1]	46,300	655,608
		6,907,964
Internet software & services—0.07%
Websense, Inc.*	29,200	327,040
IT services—1.45%
Automatic Data Processing, Inc.[1]	95,000	3,451,350
Fiserv, Inc.*	42,100	1,336,675
MasterCard, Inc., Class A1	13,500	1,833,030
Western Union Co.[1]	34,000	464,440
		7,085,495
Leisure equipment & products—0.43%
Mattel, Inc.	148,500	2,107,215
Life sciences tools & services—0.62%
Life Technologies Corp.1,*	79,211	2,016,712
Waters Corp.1,*	27,600	998,292
		3,015,004
Machinery—0.75%
AGCO Corp.1,*	50,700	1,078,896
Deere & Co.	15,300	531,522
Flowserve Corp.	9,400	501,114
Joy Global, Inc.[1]	22,400	466,592
SPX Corp.[1]	25,700	1,082,227
		3,660,351
Media—0.92%
Arbitron, Inc.	91,400	1,372,828
CBS Corp., Class B1	4,300	24,596
Comcast Corp., Special Class A	34,700	481,636
Interpublic Group of Cos., Inc.1,*	100	333
Liberty Global, Inc., Series C*	77,600	1,111,232
Walt Disney Co.[1]	72,200	1,493,096
		4,483,721
Metals & mining—0.07%
Cliffs Natural Resources, Inc.[1]	600	13,902
Freeport-McMoRan Copper & Gold, Inc., Class B	10,500	263,970
United States Steel Corp.[1]	2,400	72,072
		349,944

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(continued)
Oil, gas & consumable fuels—1.46%
Anadarko Petroleum Corp.[1]	7,500	$275,550
Chesapeake Energy Corp.[1]	96,900	1,531,989
Chevron Corp.	7,900	557,108
ConocoPhillips	6,700	318,451
CONSOL Energy, Inc.	4,100	111,766
Devon Energy Corp.	1,300	80,080
EOG Resources, Inc.	7,300	494,721
Exxon Mobil Corp.[1]	23,200	1,774,336
Hess Corp.	4,400	244,684
Marathon Oil Corp.	8,300	226,009
Noble Energy	3,400	166,362
Occidental Petroleum Corp.	10,400	567,320
Peabody Energy Corp.	7,300	182,500
Valero Energy Corp.	12,400	299,088
Williams Cos., Inc.[1]	5,200	73,580
XTO Energy, Inc.	7,000	259,630
		7,163,174
Paper & forest products—0.09%
Deltic Timber Corp.	10,699	423,359
Personal products—0.16%
Estee Lauder Cos., Inc., Class A1	29,800	782,250
Pharmaceuticals—0.74%
Johnson & Johnson[1]	61,700	3,559,473
Simcere Pharmaceutical Group, ADR*	9,800	63,602
		3,623,075
Real estate investment trusts (REITs)—0.44%
Apartment Investment & Management Co., Class A	9,476	84,242
Developers Diversified Realty Corp.[1]	98,700	473,760
Public Storage[1]	25,800	1,596,246
SL Green Realty Corp.[1]	700	10,997
		2,165,245
Road & rail—0.52%
Burlington Northern Santa Fe Corp.[1]	4,100	271,625
CSX Corp.[1]	7,800	225,888
Union Pacific Corp.[1]	46,700	2,044,993
		2,542,506
Semiconductors & semiconductor equipment—1.14%
Altera Corp.[1]	69,100	1,062,758
Intel Corp.[1]	2,400	30,960
Linear Technology Corp.[1]	94,200	2,206,164
Maxim Integrated Products, Inc.	170,600	2,257,038
		5,556,920
Software—0.29%
Activision Blizzard, Inc.1,*	159,800	1,399,848

Security description	Number of shares	Value
United States—(concluded)
Specialty retail—0.84%
Home Depot, Inc.[1]	87,100	$1,875,263
O'Reilly Automotive, Inc.*	28,700	834,309
The Gap, Inc.[1]	124,700	1,406,616
		4,116,188
Textiles, apparel & luxury goods—0.07%
Nike, Inc., Class B1	900	40,725
UniFirst Corp.	11,600	304,384
		345,109
Thrifts & mortgage finance—0.36%
New York Community Bancorp, Inc.[1]	700	9,275
TFS Financial Corp.[1]	137,400	1,766,964
		1,776,239
Tobacco—0.05%
Altria Group, Inc.[1]	13,700	226,598
Trading companies & distributors—0.26%
GATX Corp.	53,078	1,279,180
Total United States common stocks		108,717,371
Total common stocks (cost—$295,215,440)		219,793,949
Preferred stocks—0.01%
Brazil—0.01%
Beverages—0.01%
Companhia de Bebida das Americas (AmBev) (cost—$52,034)	1,200	49,138
Unit trust—0.02%
Canada—0.02%
Oil, gas & consumable fuels—0.02%
Canadian Oil Sands Trust (cost—$360,760)	7,600	115,898
	Number of warrants
Warrants*—0.01%
India—0.01%
Banks—0.00%
Firstsource Solutions Ltd. (Deutsche Bank AG), strike price $1.42, expires 01/30/17[4,5]	23,300	5,458
Diversified financial services—0.01%
Bharat Heavy Electricals Ltd. (Citigroup Global Markets Holdings), strike price $0.001, expires 10/24/12[4,5]	1,370	37,019

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of warrants	Value
Warrants*—(concluded)
India—(concluded)
Diversified financial services—(concluded)
Nicholas Piramal India Ltd. (Citigroup Global Markets Holdings), strike price $16.02, expires 12/24/12[4,5]	6,600	$28,781
		65,800
Total warrants (cost—$137,179)		71,258
	Face amount[6]
US government obligations—8.75%
US Treasury Bonds 6.375%, due 08/15/27	$2,000,000	2,660,000
6.625%, due 02/15/27	1,200,000	1,636,313
8.125%, due 08/15/19	5,500,000	7,722,341
US Treasury Inflation Index Bonds (TIPS) 1.750%, due 01/15/28	507,630	451,791
2.000%, due 01/15/26	6,412,026	5,952,551
2.375%, due 01/15/25	4,045,935	3,970,574
2.375%, due 01/15/27	4,490,512	4,441,077
3.625%, due 04/15/28	263,006	303,279
US Treasury Inflation Index Notes (TIPS) 0.875%, due 04/15/10	2,469,962	2,402,809
1.875%, due 07/15/13	7,817,901	7,861,212
1.875%, due 07/15/15	328,044	323,636
2.000%, due 01/15/16	535,810	532,461
2.500%, due 07/15/16	315,957	324,448
4.250%, due 01/15/10	4,171,794	4,212,210
Total US government obligations (cost—$42,253,404)		42,794,702
Federal farm credit bank certificates—1.05%
FFCB 4.500%, due 05/21/15 (cost—$4,755,257)	4,700,000	5,120,081
Federal home loan mortgage corporation certificates**—4.64%
FHLMC 4.500%, due 05/01/23	39,151	39,702
5.000%, due 06/01/38	20,526,883	20,864,422
5.000%, due 09/01/38	786,540	799,473
5.500%, due 06/01/38	966,152	989,367
Total federal home loan mortgage corporation certificates (cost—$22,058,136)		22,692,964

Security description	Face amount[6]	Value
Federal national mortgage association certificates**—13.65%
FNMA 2.000%, due 01/09/12	$1,500,000	$1,497,531
4.120%, due 05/06/13	4,000,000	4,077,204
4.330%, due 07/28/11	4,000,000	4,061,668
4.500%, due 10/01/18	448,180	456,960
4.500%, due 11/01/18	98,566	100,497
4.500%, due 12/01/18	166,204	169,460
4.500%, due 05/01/19	652,079	663,630
4.500%, due 06/01/19	318,994	324,645
4.500%, due 08/01/19	224,389	228,364
4.500%, due 06/01/23	9,805,781	9,955,961
4.698%, due 04/01/37[7]	3,600,678	3,664,722
5.000%, due 08/01/20	6,389,760	6,562,862
5.000%, due 07/01/34	4,010,500	4,088,579
5.500%, due 02/01/38	918,639	941,103
6.000%, due 03/01/32	302	313
6.000%, due 05/01/33	20,221	20,960
6.000%, due 12/01/33	7,354	7,618
6.000%, due 04/01/35	11,831	12,219
6.000%, due 07/01/35	67,236	69,441
6.000%, due 08/01/35	837	864
6.000%, due 11/01/35	159,778	165,017
6.000%, due 01/01/36	201,052	207,645
6.000%, due 02/01/36	19,123	19,732
6.000%, due 07/01/36	12,796	13,204
6.000%, due 09/01/36	80,483	83,047
6.000%, due 10/01/36	26,360	27,200
6.000%, due 11/01/36	12,378	12,772
6.000%, due 12/01/36	773	798
6.000%, due 01/01/37	37,690	38,889
6.000%, due 03/01/37	243,237	250,947
6.000%, due 04/01/37	157,602	162,597
6.000%, due 05/01/37	49,111	50,668
6.000%, due 06/01/37	174,316	179,841
6.000%, due 07/01/37	481,730	497,002
6.000%, due 08/01/37	176,524	182,120
6.000%, due 11/01/37	15,125	15,605
6.000%, due 12/01/37	3,799	3,920
6.000%, due 01/01/38	45,145	46,573
6.000%, due 02/01/38	207,839	214,415
6.000%, due 03/01/38	151,684	156,484
6.000%, due 04/01/38	14,343	14,797
6.000%, due 05/01/38	243,371	251,072
6.000%, due 06/01/38	61,493	63,438
6.000%, due 07/01/38	83,245	85,879
6.000%, due 08/01/38	91,823	94,728
6.000%, due 12/01/38	98,912	101,915
6.000%, due 01/01/39	42,610	43,954
6.500%, due 11/01/36	14,377,250	14,997,419
6.500%, due 02/01/37	12,853	13,405
6.500%, due 06/01/37	526,462	549,089

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[6]	Value
Federal national mortgage association certificates**—(concluded)
6.500%, due 09/01/37	$6,999,996	$7,300,850
6.500%, due 12/01/37	3,889,154	4,056,307
Total federal national mortgage association certificates (cost—$65,551,314)		66,805,930
Collateralized mortgage obligations—5.99%
American Home Mortgage Assets, Series 2006-3, Class 1A1 3.023%, due 10/25/46[7]	808,557	328,234
Series 2006-3, Class 2A11 2.993%, due 10/25/46[7]	824,723	333,854
Series 2006-4, Class 1A11 0.579%, due 10/25/46[7]	1,459,991	637,942
Series 2007-1, Class A1 2.753%, due 02/25/47[7]	847,884	254,365
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.759%, due 10/25/34[7]	76,784	53,282
Series 2005-4, Class 1A1 0.679%, due 11/25/45[7]	1,134,022	544,765
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.639%, due 06/20/47[7]	600,000	90,000
BCAP LLC Trust, Series 2006-RR1, Class CF 1.029%, due 11/25/36[7]	324,994	178,565
Bear Stearns Alternative Trust-A Trust, Series 2005-8, Class 11A1 0.659%, due 10/25/35[7]	1,086,406	599,688
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36	1,450,222	970,199
Countrywide Alternative Loan Trust, Series 2005-46C8, Class A8 5.500%, due 10/25/35	981,066	752,652
Series 2005-61, Class 1A1 0.649%, due 12/25/35[7]	1,371,620	590,606
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36	404,478	286,796
Series 2006-5T2, Class A3 6.000%, due 04/25/36	1,259,900	859,115
Series 2007-0A11, Class A1A 3.433%, due 11/25/47[7]	955,514	298,009
Series 2007-6, Class A4 5.750%, due 04/25/47	1,200,000	481,567
Countrywide Home Loan, Series 2007-14, Class A19 6.000%, due 09/25/37	2,773,970	1,888,033

Security description	Face amount[6]	Value
Collateralized mortgage obligations—(continued)
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500%, due 10/25/21	$1,561,764	$925,345
DSLA Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.749%, due 11/19/44[7]	1,394,450	711,681
Series 2006-AR2, Class 2A1A 0.559%, due 11/19/37[7]	680,239	277,069
First Horizon Alternative Mortgage Securities, Series 2005-AA9, Class AA9 5.625%, due 11/25/36[7]	1,278,238	642,326
FNMA REMIC,** Series 2008-56, Class FD 1.329%, due 07/25/48[7]	1,902,593	1,856,467
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.609%, due 06/25/37[7]	685,139	267,707
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A 0.599%, due 06/19/35[7]	1,603,345	740,743
Series 2005-9, Class 2A1A 0.699%, due 06/20/35[7]	668,305	327,523
Series 2005-10, Class 2A1A 0.669%, due 11/19/35[7]	2,967,742	1,357,937
Series 2005-11, Class 2A1A 0.699%, due 08/19/45[7]	336,082	156,373
Series 2005-16, Class 3A1A 0.609%, due 01/19/36[7]	780,502	361,741
Series 2006-1, Class 2A1A 0.599%, due 03/19/37[7]	1,463,155	627,452
Series 2006-12, Class 2A2A 0.549%, due 01/19/38[7]	743,005	318,902
Series 2006-14, Class 2A1A 0.509%, due 01/25/47[7]	2,914,914	1,281,709
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A 0.599%, due 05/25/46[7]	2,525,709	1,030,750
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.809%, due 12/25/36[7]	1,620,358	668,944
Luminent Mortgage Trust, Series 2006-2, Class A1A 0.589%, due 02/25/46[7]	2,513,228	1,028,384
Series 2006-5, Class A1A 0.579%, due 07/25/36[7]	957,086	417,268
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.208%, due 11/14/42[7]	500,000	411,697

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[6]	Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1 6.466%, due 11/25/37[7]	$901,607	$518,424
MortgageIT Trust, Series 2005-AR1, Class 1A1 0.639%, due 11/25/35[7]	872,148	409,579
Residential Accredit Loans, Inc., Series 2005-Q05, Class A1 3.053%, due 01/25/46[7]	2,692,630	1,236,829
Series 2007-QH9, Class A1 6.547%, due 11/25/37[7]	955,613	437,285
Series 2007-QS1, Class 2A2 0.749%, due 01/25/37[7]	2,350,553	633,238
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000%, due 04/25/37	1,445,219	877,516
Sequoia Mortgage Trust, Series 2004-10, Class A3A 4.509%, due 11/20/34[7]	126,878	86,928
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 7A1 6.010%, due 11/25/35	2,320,161	1,265,324
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 2.863%, due 07/25/47[7]	906,030	376,661
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,549,217	899,514
Total collateralized mortgage obligations (cost—$46,916,713)		29,298,988
Asset-backed securities—0.35%
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 1.389%, due 10/25/37[4,5,7]	357,439	259,143
Series 2007-1, Class 2A2 1.639%, due 10/25/37[4,5,7]	130,000	39,000
Series 2007-1, Class 2A3 1.839%, due 10/25/37[4,5,7]	230,000	63,250
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	74,465	40,247
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	117,953	61,249

Security description	Face amount[6]	Value
Asset-backed securities—(concluded)
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.559%, due 11/20/36[7]	$394,035	$263,079
USAA Auto Owner Trust, Series 2007-2, Class A3 4.900%, due 02/15/12	997,443	1,001,008
Total asset-backed securities (cost—$2,301,336)		1,726,976
Corporate notes—5.47%
Australia—0.08%
Financial services—0.08%
Westfield Capital/ Westfield Financial 4.375%, due 11/15/10[8]	325,000	290,717
QBE Insurance Group Ltd. 9.750%, due 03/14/14[8]	105,000	104,103
		394,820
Bermuda—0.04%
Insurance—0.02%
White Mountains Re Group 6.375%, due 03/20/17[8]	150,000	101,890
Reinsurance—0.02%
Endurance Specialty Holdings 7.000%, due 07/15/34	125,000	80,505
		182,395
Canada—0.47%
Media—0.08%
Thomson Reuters Corp. 6.500%, due 07/15/18	450,000	417,206
Oil & gas—0.21%
Canadian Natural Resources 5.150%, due 02/01/13	250,000	232,390
5.700%, due 05/15/17	225,000	194,509
Encana Corp. 6.500%, due 02/01/38	325,000	250,377
Nexen, Inc. 6.400%, due 05/15/37	225,000	165,744
Transocean, Inc. 6.800%, due 03/15/38	200,000	181,800
		1,024,820
Pipeline—0.08%
TransCanada Pipelines 7.625%, due 01/15/39	375,000	390,284
Wireless telecommunication services—0.10%
Rogers Communications, Inc. 6.800%, due 08/15/18	450,000	468,081
		2,300,391

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[6]		Value
Corporate notes—(continued)
Cayman Islands—0.03%
Special purpose entity—0.03%
Resona Preferred Global Securities 7.191%, due 07/30/15[8,9,10]		$275,000	$131,040
Denmark—0.05%
Telecommunication services—0.05%
Nordic Telephone Co. Holdings 8.250%, due 05/01/16	EUR	250,000	259,281
Ireland—0.03%
Telecommunication services—0.03%
VIP Fin (Vimpelcom) 9.125%, due 04/30/18		200,000	127,110
Luxembourg—0.28%
Special purpose entity—0.04%
Hellas Telecom V 6.112%, due 10/15/12[7]	EUR	250,000	187,258
Steel—0.09%
ArcelorMittal 6.125%, due 06/01/18		575,000	449,886
Telephone-integrated—0.15%
Telecom Italia Capital 6.000%, due 09/30/34		200,000	151,805
6.200%, due 07/18/11		325,000	313,885
7.721%, due 06/04/38		275,000	256,739
			722,429
			1,359,573
Mexico—0.10%
Oil & gas—0.10%
Petroleos Mexicanos 8.000%, due 05/03/19[8]		510,000	508,725
Netherlands—0.05%
Containers—0.05%
Impress Holdings BV 5.737%, due 09/15/13[7]	EUR	250,000	248,078
United Kingdom—0.08%
Banks—0.07%
HSBC Holdings PLC 6.500%, due 09/15/37		250,000	228,040
Royal Bank of Scotland Group PLC 6.990%, due 10/15/17[8,9,10]		150,000	41,990
9.118%, due 03/31/10[9]		200,000	72,996
			343,026
Special purpose entity—0.01%
Swiss Re Capital I LP 6.854%, due 05/25/16[8,9,10]		175,000	60,788
			403,814

Security description	Face amount[6]	Value
Corporate notes—(continued)
United States—4.26%
Agriculture—0.08%
Cargill, Inc. 5.200%, due 01/22/13[4,5]	$400,000	$382,805
Banking-US—0.57%
Bank of America Corp. 5.750%, due 12/01/17	200,000	182,451
8.000%, due 01/30/18[9,10]	495,000	262,177
JP Morgan Chase Bank NA 6.000%, due 10/01/17	250,000	243,567
PNC Bank NA 6.875%, due 04/01/18	250,000	251,373
Wachovia Corp. MTN 5.500%, due 05/01/13	975,000	1,004,896
Wells Fargo & Co. 5.625%, due 12/11/17	375,000	367,351
Wells Fargo Capital XIII 7.700%, due 03/26/13[9,10]	625,000	448,116
		2,759,931
Cable—0.47%
Comcast Corp. 5.500%, due 03/15/11	225,000	225,331
6.450%, due 03/15/37	200,000	191,788
Comcast Holdings Corp. 10.625%, due 07/15/12	250,000	268,158
COX Communications, Inc. 4.625%, due 01/15/10	400,000	396,800
6.250%, due 06/01/18[4,5]	375,000	341,798
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	250,000	248,750
EchoStar DBS Corp. 7.125%, due 02/01/16	250,000	230,000
Time Warner Cable, Inc. 6.550%, due 05/01/37	425,000	405,140
		2,307,765
Defense/aerospace—0.05%
Fiserv, Inc. 6.125%, due 11/20/12	250,000	239,001
Diversified financials—0.08%
ANZ Capital Trust II 5.360%, due 12/15/13[8,10]	200,000	89,324
ZFS Finance USA Trust I 6.150%, due 12/15/10[7,8]	550,000	312,972
		402,296
Electric-generation—0.03%
AES Corp. 9.500%, due 06/01/09	125,000	125,625
Electric-integrated—0.29%
Commonwealth Edison Co. 5.800%, due 03/15/18	350,000	336,945
5.900%, due 03/15/36	150,000	127,541

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[6]	Value
Corporate notes—(continued)
United States—(continued)
Electric-integrated—(concluded)
FirstEnergy Corp. 7.375%, due 11/15/31	$100,000	$93,202
MidAmerican Energy Holdings Co. 5.750%, due 04/01/18	300,000	297,995
6.125%, due 04/01/36	225,000	210,806
Nevada Power Co. 6.500%, due 05/15/18	375,000	364,693
		1,431,182
Financial services—0.94%
Bear Stearns Co., Inc. 6.400%, due 10/02/17	25,000	25,146
7.250%, due 02/01/18	950,000	1,011,228
Citigroup, Inc. 5.850%, due 07/02/13	500,000	460,746
5.875%, due 05/29/37	400,000	308,843
6.875%, due 03/05/38	250,000	224,316
Countrywide Home Loans MTN 4.125%, due 09/15/09	350,000	347,792
5.625%, due 07/15/09	150,000	149,752
International Lease Finance Corp. MTN 4.950%, due 02/01/11	175,000	140,277
JPMorgan Chase & Co. 7.900%, due 04/30/18[9,10]	625,000	475,031
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13	450,000	427,171
6.400%, due 08/28/17	100,000	93,491
Morgan Stanley MTN 5.950%, due 12/28/17	225,000	195,197
6.250%, due 08/28/17	200,000	177,827
6.625%, due 04/01/18	100,000	91,511
SLM Corp. MTN 5.125%, due 08/27/12	425,000	340,085
8.450%, due 06/15/18	125,000	106,343
		4,574,756
Food processors/beverage/bottling—0.11%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19[8]	550,000	557,934
Insurance—0.07%
Chubb Corp. 6.500%, due 05/15/38	150,000	143,747
MetLife Capital Trust X 9.250%, due 04/08/33[7,8]	300,000	215,588
		359,335
Medical products—0.02%
HCA, Inc. 9.625%, due 11/15/16	125,000	105,000

Security description	Face amount[6]	Value
Corporate notes—(continued)
United States—(continued)
Metals—0.02%
Freeport-McMoRan Copper & Gold, Inc. 7.084%, due 04/01/15[7]	$125,000	$88,750
Multi-line insurance—0.01%
CNA Financial Corp. 7.250%, due 11/15/23	100,000	67,007
Oil & gas—0.64%
Anadarko Petroleum Corp. 5.950%, due 09/15/16	200,000	180,430
Boardwalk Pipelines LP 5.875%, due 11/15/16	225,000	181,157
Energy Transfer Partners 5.950%, due 02/01/15	450,000	403,373
6.700%, due 07/01/18	525,000	469,570
Enterprise Products Operating LLC 6.300%, due 09/15/17	175,000	161,415
6.500%, due 01/31/19	225,000	208,780
8.375%, due 08/01/66[7]	200,000	126,000
Series B 5.000%, due 03/01/15	175,000	151,832
ONEOK Partners, LP 6.150%, due 10/01/16	175,000	157,220
6.850%, due 10/15/37	50,000	40,160
Valero Energy Corp. 6.625%, due 06/15/37	500,000	371,285
XTO Energy, Inc. 6.250%, due 08/01/17	375,000	359,065
6.500%, due 12/15/18	325,000	321,711
		3,131,998
Pipelines—0.14%
Tennessee Gas Pipeline 8.375%, due 06/15/32	350,000	334,250
TEPPCO Partners LP 6.650%, due 04/15/18	425,000	369,571
		703,821
Publishing—0.06%
Reed Elsevier Capital, Inc. 8.625%, due 01/15/19	300,000	300,869
Real estate—0.13%
Hospitality Properties Trust 6.700%, due 01/15/18	150,000	85,041
Simon Property Group LP 6.125%, due 05/30/18	725,000	558,894
		643,935
Retail-restaurants—0.04%
Darden Restaurants, Inc. 5.625%, due 10/15/12	225,000	198,595

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Face amount[6]	Value
Corporate notes—(concluded)
United States—(concluded)
Road & rail—0.02%
CSX Corp. 6.250%, due 03/15/18	$100,000	$88,580
Telephone-integrated—0.24%
AT&T, Inc. 6.300%, due 01/15/38	350,000	341,885
Sprint Capital Corp. 8.375%, due 03/15/12	325,000	260,000
Verizon Communications, Inc. 6.400%, due 02/15/38	275,000	272,201
Verizon Wireless Capital 8.500%, due 11/15/18[8]	250,000	286,827
		1,160,913
Tobacco—0.25%
Altria Group, Inc. 9.700%, due 11/10/18	450,000	492,438
Philip Morris International, Inc. 5.650%, due 05/16/18	725,000	725,449
		1,217,887
		20,847,985
Total corporate notes (cost—$30,004,108)		26,763,212
Time deposit—1.51%
Rabobank Nederland NV 0.050%, due 02/02/09 (cost—$7,394,922)	7,394,922	7,394,922
Short-term US government obligation[11]—1.57%
Federal National Mortgage Association** 1.700%, due 04/01/09 (cost—$7,678,547)	7,700,000	7,678,547
Repurchase agreement—13.39%
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $66,868,123 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$66,812,044); proceeds: $65,502,055 (cost—$65,502,000)	65,502,000	65,502,000

Security description	Number of contracts	Value
Options*—0.02%
Put options purchased—0.02%
Japanese Yen Options, strike @ 115, expires 07/10/09	847,000	$81,125
Japanese Yen Options, strike @ 116.50, expires 03/09/09	550,000	30,845
Total options (cost—$87,231)		111,970
Total investments before investments sold short (cost—$590,268,381)— 101.35%		495,920,535
	Number of shares
Investments sold short—(18.67)%
Common stocks—(10.08)%
Bermuda—(0.42)%
Electronic equipment, instruments & components—(0.14)%
Tyco Electronics Ltd.	(49,000)	(693,840)
Insurance—(0.28)%
RenaissanceRe Holdings Ltd.	(30,600)	(1,367,514)
Total Bermuda common stocks		(2,061,354)
Canada—(0.89)%
Metals & mining—(0.68)%
Eldorado Gold Corp.	(14,400)	(112,734)
Inmet Mining Corp.	(15,900)	(269,182)
Ivanhoe Mines Ltd.	(265,500)	(731,817)
Pan American Silver Corp.	(70,400)	(1,285,427)
Yamana Gold, Inc.	(114,200)	(925,707)
		(3,324,867)
Oil, gas & consumable fuels—(0.21)%
Niko Resources Ltd.	(24,900)	(1,024,225)
Total Canada common stocks		(4,349,092)
Cayman Islands—(0.09)%
Computers & peripherals—(0.09)%
Seagate Technology	(113,000)	(428,270)
Denmark—(0.04)%
Commercial banks—(0.00)%
Jyske Bank A/S	(327)	(7,419)
Insurance—(0.04)%
Topdanmark A/S	(1,514)	(180,270)
Total Denmark common stocks		(187,689)
Finland—(0.00)%
Diversified financial services—(0.00)%
Ponjola Bank PLC	(714)	(8,360)
France—(0.05)%
Real estate investment trusts (REITs)—(0.05)%
ICADE	(2,992)	(241,027)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Germany—(0.26)%
Automobiles—(0.26)%
Bayerische Motoren Werke (BMW) AG	(52,957)	$(1,256,113)
Japan—(1.16)%
Auto components—(0.26)%
Aisin Seiki Co. Ltd.	(18,500)	(244,900)
NGK Spark Plug Co. Ltd .	(133,000)	(1,020,423)
		(1,265,323)
Automobiles—(0.02)%
Isuzu Motors Ltd.	(4,000)	(4,578)
Mazda Motor Corp.	(9,000)	(13,843)
Nissan Motor Co. Ltd.	(20,400)	(60,906)
		(79,327)
Chemicals—(0.02)%
Mitsubishi Chemical Holdings Corp.	(7,000)	(28,563)
Nitto Denko Corp.	(2,400)	(44,235)
		(72,798)
Electrical equipment—(0.00)%
Fuji Electric Holdings Co. Ltd.	(8,000)	(9,473)
Electronic equipment, instruments & components—(0.03)%
Ibiden Co. Ltd.	(6,200)	(125,072)
Murata Manufacturing Co. Ltd.	(500)	(18,759)
		(143,831)
Household durables—(0.14)%
Haseko Corp.	(747,000)	(690,610)
Internet & catalog retail—(0.14)%
Rakuten, Inc.	(1,152)	(675,578)
Machinery—(0.22)%
Amada Co. Ltd.	(45,000)	(213,611)
Hino Motors Ltd.	(34,000)	(59,478)
JTEKT Corp.	(27,300)	(168,622)
NSK Ltd.	(39,000)	(125,030)
NTN Corp.	(75,000)	(198,887)
THK Co. Ltd.	(25,000)	(315,789)
		(1,081,417)
Oil, gas & consumable fuels—(0.13)%
Cosmo Oil Co. Ltd.	(32,000)	(85,305)
Nippon Mining Holdings, Inc.	(143,500)	(521,288)
Nippon Oil Corp.	(11,000)	(47,760)
		(654,353)
Semiconductors & semiconductor equipment—(0.20)%
Sumco Corp.	(77,300)	(995,587)
Total Japan common stocks		(5,668,297)

Security description	Number of shares	Value
Jersey—(0.39)%
Pharmaceuticals—(0.39)%
Shire Ltd.	(130,360)	$(1,906,386)
Netherlands—(0.20)%
Semiconductors & semiconductor equipment—(0.20)%
ASML Holding N.V.	(57,756)	(959,713)
Switzerland—(0.46)%
Chemicals—(0.46)%
Givaudan SA	(3,339)	(2,263,550)
United Kingdom—(0.31)%
Aerospace & defense—(0.01)%
Meggitt PLC	(22,917)	(45,857)
Capital markets—(0.24)%
3i Group PLC	(358,144)	(1,172,241)
Commercial services & supplies—(0.06)%
Rentokil Initial PLC	(494,656)	(304,223)
Professional services—(0.00)%
Hays PLC	(12,749)	(13,875)
Total United Kingdom common stocks		(1,536,196)
United States—(5.81)%
Biotechnology—(0.82)%
Amylin Pharmaceuticals, Inc.	(121,700)	(1,406,852)
Cephalon, Inc.	(30,100)	(2,323,118)
Facet Biotech Corp.	(4,940)	(30,035)
PDL BioPharma, Inc.	(42,200)	(270,924)
		(4,030,929)
Capital markets—(0.36)%
Goldman Sachs Group, Inc.	(21,900)	(1,767,987)
Commercial banks—(0.01)%
Regions Financial Corp.	(18,200)	(62,972)
Communications equipment—(0.00)%
JDS Uniphase Corp.	(2,400)	(8,712)
Computers & peripherals—(0.19)%
SanDisk Corp.	(9,100)	(104,013)
Sun Microsystems, Inc.	(197,300)	(820,768)
		(924,781)
Consumer finance—(0.28)%
Discover Financial Services	(1,500)	(10,725)
SLM Corp.	(117,200)	(1,341,940)
		(1,352,665)
Energy equipment & services—(0.23)%
Exterran Holdings, Inc.	(50,200)	(1,112,432)
Rowan Cos., Inc.	(1,400)	(17,724)
		(1,130,156)
Health care equipment & supplies—(0.20)%
Hologic, Inc.	(83,700)	(986,823)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Security description	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Health care providers & services—(0.06)%
Health Net, Inc.	(18,700)	$(273,581)
Internet software & services—(0.05)%
VeriSign, Inc.	(11,400)	(220,134)
Leisure equipment & products—(0.03)%
Eastman Kodak Co.	(26,700)	(120,951)
Life sciences tools & services—(0.35)%
Illumina, Inc.	(62,700)	(1,715,472)
Machinery—(0.17)%
PACCAR, Inc.	(31,200)	(823,368)
Media—(0.50)%
Liberty Global, Inc.	(168,400)	(2,453,588)
Metals & mining—(0.35)%
Newmont Mining Corp.	(42,300)	(1,682,694)
Pharmaceuticals—(0.41)%
Schering-Plough Corp.	(114,600)	(2,012,376)
Real estate investment trusts (REITs)—(0.36)%
Annaly Capital Management, Inc.	(117,900)	(1,785,006)
Real estate management & development—(0.11)%
Forest City Enterprises, Inc., Class A	(81,900)	(553,644)
Semiconductors & semiconductor equipment—(0.45)%
Lam Research Corp.	(99,600)	(2,012,916)
National Semiconductor Corp.	(20,600)	(208,884)
		(2,221,800)
Software—(0.06)%
Cadence Design Systems, Inc.	(77,200)	(291,816)
Specialty retail—(0.30)%
Abercrombie & Fitch Co., Class A	(83,400)	(1,488,690)
Wireless telecommunication services—(0.52)%
Crown Castle International Corp.	(58,100)	(1,134,112)
MetroPCS Communications, Inc.	(102,600)	(1,394,334)
		(2,528,446)
Total United States common stocks		(28,436,591)
Total common stocks (proceeds—$58,047,305)		(49,302,638)

Security description	Number of shares	Value
Investment companies—(0.87)%
United States—(0.87)%
iShares MSCI Emerging Markets Index (proceeds—$4,064,326)	(188,700)	$(4,270,281)
Unit Trust—(0.10)%
Canada—(0.10)%
Yellow Pages Income Fund (proceeds—$505,569)	(93,700)	(489,036)
	Face amount[6]
US government obligations—(4.48)%
US Treasury Inflation Index Bonds (TIPS) 3.625%, due 05/15/13	$(7,560,000)	(8,181,564)
7.625%, due 02/15/25	(9,050,000)	(13,721,177)
Total US government obligations (proceeds—$21,960,250)		(21,902,741)
Federal national mortgage association certificates**—(3.14)%
FNMA TBA 4.500%, TBA	(9,000,000)	(9,123,750)
6.500%, TBA	(6,000,000)	(6,249,372)
(proceeds—$15,455,313)		(15,373,122)
Total investments sold short (proceeds—$100,032,763)— (18.67)%		(91,337,818)
Other assets in excess of liabilities—17.32%		84,713,606
Net assets—100.00%		$489,296,323

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $590,268,381; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,264,241
Gross unrealized depreciation	(100,612,087)
Net unrealized depreciation	$(94,347,846)

*  Non-income producing security.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by these organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short and written options.

2  Security is traded on the London Exchange.

3  Security is traded on the NASDAQ Exchange.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.24% of net assets as of January 31, 2009, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/09	Value as a percentage of net assets
Bharat Heavy Electricals Ltd. (Citigroup Global Markets Holdings), strike price $0.001 expires 10/24/12	04/27/07	$49,548	0.01%	$37,019	0.01%
Cargill, Inc. 5.200%,01/22/13	01/16/08	399,729	0.08	382,805	0.08
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 1.389%, 10/25/37	10/05/07	357,439	0.07	259,143	0.05
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2 1.639%, 10/25/37	10/05/07	130,000	0.03	39,000	0.01
CIT Mortgage Loan Trust, Series 2007-1, Class 2A3 1.839%, 10/25/37	10/05/07	230,000	0.05	63,250	0.01
COX Communications, Inc., 6.250%, 06/01/18	05/29/08	373,591	0.08	341,798	0.07
Firstsource Solutions Ltd. (Deutsche Bank AG), strike price, $1.42, expires 01/30/17	04/27/07	47,061	0.01	5,458	0.00
Nicholas Piramal India Ltd. (Citigroup Global Markets Holdings), strike price $16.02, expires 12/24/12	04/27/07	40,571	0.01	28,781	0.01
		$1,627,939	0.34%	$1,157,254	0.24%

5  Illiquid security. These securities represent 0.24% of net assets as of January 31, 2009.

6  In US Dollars unless otherwise indicated.

7  Floating rate security. The interest rate shown is the current rate as of January 31, 2009.

8  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.51% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Variable rate security. The interest rate shown is the current rate as of January 31, 2009, and resets at the next call date.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Rate shown is the discount rate at date of purchase.

ADR  American Depositary Receipt

EUR  Euro

FFCB  Federal Farm Credit Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options

Number of contracts	Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
2,180,146	EUR	Euro Dollar options, strike @ $1.400	04/29/09	$45,752	$31,862	$13,890
270	USD	AMEX Natural Gas Index, strike @ $380	02/20/09	347,031	378,000	(30,969)
168	USD	AMEX Oil Index, strike @ $960	02/20/09	589,332	458,640	130,692
1,504	USD	ISE Index, strike @ $65	02/21/09	370,150	135,360	234,790
493	USD	ISE International Oil Gas Index, strike @ $200	02/21/09	459,013	315,520	143,493
5,436	USD	ISE Regional Banks, strike @ $17.50	02/21/09	362,853	81,540	281,313
2,879	USD	KBW Bank Index options, strike @ $35	02/21/09	646,603	187,135	459,468
210	USD	MS Commodity Reliance options, strike @ $480	02/21/09	461,370	483,000	(21,630)
852	USD	PHL Gold and Silver Index, strike @ $115	02/21/09	994,284	1,022,400	(28,116)
				$4,276,388	$3,093,457	$1,182,931
		Put options written
847,000	EUR	Japanese Yen options, strike $95	07/10/09	$15,207	$27,053	$(11,846)
550,000	EUR	Japanese Yen options, strike $104.50	03/09/09	16,751	8,390	8,361
				31,958	35,443	(3,485)
				$4,308,346	$3,128,900	$1,179,446

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
131	EUR	German Euro Bobl Futures	March 2009	$19,379,173	$19,405,673	$26,500
23	EUR	S&P MIB Index Futures	March 2009	2,882,231	2,644,156	(238,075)
93	GBP	90 Day Sterling Futures	March 2009	15,997,092	15,743,441	(253,651)
37	KRW	Kospi 200 Index Futures	March 2009	2,117,149	2,034,252	(82,897)
81	SGD	SGX MSCI Singapore Index Futures	February 2009	2,243,705	2,267,871	24,166
11	USD	90 Day Euro Dollar Futures	March 2009	2,721,412	2,715,763	(5,649)
32	USD	S&P 500 E-Mini Index Futures	March 2009	1,408,221	1,316,000	(92,221)
112	USD	US Treasury Note 5 Year Futures	March 2009	13,389,775	13,235,250	(154,525)
				$60,138,758	$59,362,406	$(776,352)
		Sale contracts		Proceeds
23	CAD	S&P TSE 60 Index Futures	March 2009	$1,907,656	$1,936,315	$(28,659)
18	JPY	TOPIX Index Futures	March 2009	1,639,271	1,583,343	55,928
89	USD	MSCI Taiwan Index Futures	February 2009	1,451,282	1,403,530	47,752
40	USD	US Treasury Bond 20 Year Futures	March 2009	5,355,705	5,068,125	287,580
104	USD	US Treasury Note 2 Year Futures	March 2009	22,608,118	22,633,000	(24,882)
74	USD	US Treasury Note 5 Year Futures	March 2009	8,571,300	8,744,719	(173,419)
321	USD	US Treasury Note 10 Year Futures	March 2009	39,841,390	39,377,672	463,718
				$81,374,722	$80,746,704	$628,018
						$(148,334)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

SGD  Singapore Dollar

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	1,708,000	NZD	2,173,601	03/18/09	$17,783
Australian Dollar	1,675,000	USD	1,100,486	03/18/09	39,468
Australian Dollar	2,035,000	USD	1,331,154	03/18/09	42,097
Australian Dollar	6,495,000	USD	4,247,782	03/18/09	133,567
Australian Dollar	18,212,000	USD	11,739,497	03/18/09	203,224
Brazilian Real	2,675,000	USD	1,072,662	03/18/09	(64,324)
Brazilian Real	4,066,000	USD	1,728,204	03/18/09	(16)
Canadian Dollar	815,000	USD	648,137	03/18/09	(16,315)
Canadian Dollar	843,000	USD	674,736	03/18/09	(12,544)
Canadian Dollar	1,252,714	GBP	716,000	03/18/09	15,709
Canadian Dollar	3,792,544	USD	3,064,903	03/18/09	(27,078)
Canadian Dollar	7,138,000	USD	5,832,350	03/18/09	12,888
Canadian Dollar	10,684,000	USD	8,718,136	03/18/09	7,694
Chilean Peso	396,400,000	USD	640,238	02/24/09	(466)
Chinese Yuan Renminbi	10,650,000	USD	1,552,026	09/02/09	27,994
Chinese Yuan Renminbi	12,640,000	USD	1,814,207	09/02/09	5,403
Chinese Yuan Renminbi	34,660,000	USD	4,915,681	09/02/09	(44,220)
Columbian Peso	3,595,300,000	USD	1,582,516	02/24/09	112,707
Czech Koruna	23,750,000	USD	1,210,594	03/18/09	121,109
Czech Koruna	35,377,000	USD	1,764,801	03/18/09	141,952
Czech Koruna	118,097,000	USD	5,960,452	03/18/09	542,987
Danish Krone	29,124,000	USD	4,941,103	03/18/09	(50,617)
Euro	3,266,000	CHF	4,818,656	03/18/09	(22,227)
Euro	1,089,000	GBP	978,575	03/18/09	23,828
Euro	2,833,773	USD	3,872,776	02/09/09	244,747
Euro	130,000	USD	166,677	03/18/09	327
Euro	1,967,000	USD	2,497,836	03/18/09	(19,153)
Euro	6,648,000	USD	8,346,210	03/18/09	(160,623)
Euro	8,452,000	USD	10,918,736	03/18/09	103,490
Euro	12,424,000	USD	16,104,449	03/18/09	206,600
Euro	1,126,000	USD	1,628,196	09/02/09	188,028
Euro	1,512,000	USD	2,152,332	09/02/09	218,465
Great Britain Pound	2,598,000	JPY	327,455,382	03/18/09	(114,694)
Great Britain Pound	981,591	USD	1,391,849	02/18/09	(30,336)
Great Britain Pound	1,231,000	USD	1,924,804	03/18/09	141,883
Great Britain Pound	1,662,000	USD	2,546,388	03/18/09	139,228

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Great Britain Pound	2,385,000	USD	3,543,096	03/18/09	$88,777
Great Britain Pound	4,529,000	USD	6,757,823	03/18/09	198,238
Hungarian Forint	65,600,000	USD	340,602	03/18/09	60,771
Hungarian Forint	93,100,000	USD	428,440	03/18/09	31,301
Hungarian Forint	141,400,000	USD	636,077	03/18/09	32,904
Indonesian Rupiah	2,919,000,000	USD	259,236	02/24/09	4,179
Israeli Shekel	1,145,000	USD	295,255	03/18/09	14,181
Israeli Shekel	2,600,000	USD	648,217	03/18/09	9,970
Japanese Yen	426,700,000	USD	4,406,453	03/18/09	(347,337)
Japanese Yen	485,928,000	USD	5,243,436	03/18/09	(170,203)
Japanese Yen	567,982,000	USD	5,958,772	03/18/09	(369,016)
Japanese Yen	578,133,574	EUR	4,964,000	03/18/09	(88,912)
Malaysian Ringgit	800,000	USD	217,391	03/18/09	(4,043)
Malaysian Ringgit	12,670,000	USD	3,471,617	03/18/09	(35,348)
Mexican Peso	9,293,000	USD	663,667	03/18/09	22,696
Mexican Peso	18,430,000	USD	1,320,342	03/18/09	49,160
New Zealand Dollar	650,000	USD	362,208	03/18/09	33,349
New Zealand Dollar	2,155,000	USD	1,121,462	03/18/09	31,169
New Zealand Dollar	2,990,000	USD	1,674,584	03/18/09	161,834
New Zealand Dollar	14,345,000	USD	7,851,953	03/18/09	594,296
Norwegian Krone	13,462,000	SEK	15,832,176	03/18/09	(48,168)
Norwegian Krone	990,000	USD	148,397	03/18/09	5,767
Norwegian Krone	12,125,000	USD	1,671,358	03/18/09	(75,499)
Norwegian Krone	35,468,000	USD	5,036,968	03/18/09	(72,932)
Norwegian Krone	63,546,000	USD	9,017,437	03/18/09	(137,679)
Peruvian Nouveau Sol	30,000	USD	9,360	03/18/09	6
Peruvian Nouveau Sol	6,760,000	USD	2,116,478	06/05/09	29,477
Philippine Peso	30,620,000	USD	639,783	02/24/09	(5,413)
Polish Zloty	3,369,000	USD	1,097,314	03/18/09	133,512
Romanian Leu	3,918,000	USD	1,230,141	03/18/09	81,045
Russian Ruble	5,701,000	USD	163,212	02/24/09	7,345
Saudi Arabian Riyal	4,786,000	USD	1,271,351	06/04/09	(4,067)
Singapore Dollar	475,000	USD	321,030	03/18/09	6,492
Singapore Dollar	960,000	USD	639,761	03/18/09	4,063
Singapore Dollar	4,226,000	USD	2,850,949	03/18/09	52,554
South African Rand	4,230,000	USD	438,524	03/18/09	28,928
South African Rand	18,054,000	USD	1,753,417	03/18/09	5,228
South African Rand	27,900,000	USD	2,664,000	03/18/09	(37,587)
South Korean Won	292,060,000	USD	209,362	03/18/09	(2,409)
South Korean Won	1,326,433,000	USD	1,048,564	03/18/09	86,776
Swedish Krona	7,899,044	NOK	6,604,000	03/18/09	7,823
Swedish Krona	1,470,000	USD	178,593	03/18/09	2,987
Swedish Krona	8,280,000	USD	1,049,235	03/18/09	60,106
Swedish Krona	21,693,749	USD	2,718,802	03/18/09	127,266

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Swedish Krona	49,222,000	USD	6,110,582	03/18/09	$230,521
Swiss Franc	1,649,497	AUD	2,180,000	03/18/09	(42,086)
Swiss Franc	2,680,000	JPY	214,885,093	03/18/09	82,007
Swiss Franc	115,000	USD	106,899	03/18/09	7,690
Swiss Franc	5,346,963	USD	4,637,839	03/18/09	25,105
Swiss Franc	6,048,000	USD	5,295,239	03/18/09	77,733
Swiss Franc	6,319,000	USD	5,311,859	03/18/09	(139,434)
Swiss Franc	7,394,000	USD	6,345,465	03/18/09	(33,212)
Taiwan Dollar	15,095,000	USD	447,259	02/24/09	(340)
Taiwan Dollar	43,475,000	USD	1,294,015	06/17/09	5,015
Turkish Lira	5,231,000	USD	3,157,003	03/18/09	19,206
United Arab Emirates Dirham	4,687,000	USD	1,263,070	06/04/09	(9,698)
United States Dollar	1,297,799	AED	4,687,000	06/04/09	(25,030)
United States Dollar	535,974	AUD	803,981	02/23/09	(25,917)
United States Dollar	1,522,262	AUD	2,335,000	03/18/09	(43,171)
United States Dollar	2,891,755	AUD	4,366,000	03/18/09	(126,140)
United States Dollar	4,174,405	AUD	6,650,000	03/18/09	37,995
United States Dollar	8,833,923	AUD	13,486,000	03/18/09	(291,303)
United States Dollar	1,051,165	BRL	2,390,000	03/18/09	(35,315)
United States Dollar	1,754,351	BRL	4,315,000	03/18/09	79,704
United States Dollar	1,133,371	CAD	1,370,773	03/18/09	(15,809)
United States Dollar	1,353,103	CAD	1,670,000	03/18/09	8,413
United States Dollar	3,671,712	CAD	4,481,000	03/18/09	(18,446)
United States Dollar	15,861,388	CAD	19,565,000	03/18/09	89,547
United States Dollar	641,949	CHF	735,000	03/18/09	(7,878)
United States Dollar	1,264,590	CHF	1,465,000	03/18/09	(759)
United States Dollar	4,876,093	CHF	5,633,000	03/18/09	(16,600)
United States Dollar	5,951,214	CHF	7,058,000	03/18/09	137,602
United States Dollar	6,564,722	CHF	7,678,000	03/18/09	58,957
United States Dollar	462,541	CLP	290,545,000	02/24/09	7,069
United States Dollar	567,613	CNY	3,910,000	03/18/09	328
United States Dollar	1,703,214	CNY	11,340,000	09/02/09	(80,442)
United States Dollar	3,071,980	CNY	20,997,000	09/02/09	(67,277)
United States Dollar	3,186,373	CNY	21,703,000	09/02/09	(80,640)
United States Dollar	25,130	COP	56,706,000	02/24/09	(1,948)
United States Dollar	954,004	COP	2,323,000,000	02/24/09	(4,329)
United States Dollar	636,770	CZK	13,688,000	02/24/09	(8,556)
United States Dollar	957,812	CZK	20,240,000	03/18/09	(29,343)
United States Dollar	2,563,586	CZK	50,296,000	03/18/09	(256,357)
United States Dollar	2,641,093	CZK	54,116,000	03/18/09	(158,629)
United States Dollar	162,892	DKK	850,000	03/18/09	(17,206)
United States Dollar	1,044,917	DKK	5,880,000	03/18/09	(37,112)
United States Dollar	276,824	EUR	213,508	02/09/09	(3,473)
United States Dollar	3,693,121	EUR	2,880,000	03/18/09	(7,850)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	7,350,502	EUR	5,576,000	03/18/09	$(215,409)
United States Dollar	11,422,772	EUR	8,866,000	03/18/09	(77,769)
United States Dollar	16,247,293	EUR	12,711,000	03/18/09	17,804
United States Dollar	790,316	EUR	610,000	09/02/09	(10,119)
United States Dollar	1,861,120	EUR	1,280,000	09/02/09	(223,984)
United States Dollar	2,301,753	EUR	1,802,000	09/02/09	3,027
United States Dollar	203,904	GBP	147,000	02/24/09	9,058
United States Dollar	715,348	GBP	458,000	03/18/09	(52,003)
United States Dollar	1,719,439	GBP	1,225,000	03/18/09	54,792
United States Dollar	6,653,999	GBP	4,627,000	03/18/09	47,525
United States Dollar	8,088,211	GBP	5,434,000	03/18/09	(217,868)
United States Dollar	641,046	HUF	135,400,000	03/18/09	(63,467)
United States Dollar	922,392	HUF	196,944,000	03/18/09	(82,283)
United States Dollar	351,251	IDR	3,955,082,000	02/24/09	(5,663)
United States Dollar	416,667	ILS	1,565,000	03/18/09	(32,491)
United States Dollar	642,165	ILS	2,530,000	03/18/09	(21,101)
United States Dollar	126,193	INR	6,215,000	02/24/09	668
United States Dollar	786,180	INR	38,795,000	02/24/09	5,707
United States Dollar	1,097,207	JPY	99,079,999	02/26/09	6,157
United States Dollar	777,544	JPY	71,300,000	03/18/09	16,797
United States Dollar	1,513,029	JPY	146,900,000	03/18/09	123,559
United States Dollar	3,517,014	JPY	338,259,000	03/18/09	251,470
United States Dollar	3,628,537	JPY	342,474,000	03/18/09	186,906
United States Dollar	7,918,682	JPY	727,866,680	03/18/09	190,354
United States Dollar	821,781	KRW	1,088,860,000	03/18/09	(32,256)
United States Dollar	175,801	MXN	2,441,000	03/18/09	(7,437)
United States Dollar	605,193	MXN	8,540,000	03/18/09	(16,159)
United States Dollar	1,428,101	MXN	19,902,000	03/18/09	(55,390)
United States Dollar	3,227,114	MYR	11,530,000	03/18/09	(35,693)
United States Dollar	660,575	NOK	4,720,000	03/18/09	19,438
United States Dollar	1,023,421	NOK	7,160,000	03/18/09	8,125
United States Dollar	1,958,140	NOK	13,800,000	03/18/09	30,035
United States Dollar	8,924,647	NOK	61,509,000	03/18/09	(63,003)
United States Dollar	662,813	NZD	1,240,000	03/18/09	(35,452)
United States Dollar	1,586,836	NZD	2,942,000	03/18/09	(98,371)
United States Dollar	1,679,201	NZD	3,090,000	03/18/09	(115,858)
United States Dollar	7,857,092	NZD	14,599,000	03/18/09	(470,927)
United States Dollar	1,516,596	PEN	4,815,000	06/05/09	(30,071)
United States Dollar	557,959	PHP	26,570,000	02/24/09	1,899
United States Dollar	1,258,895	PHP	59,560,000	02/24/09	(3,904)
United States Dollar	1,259,169	PLN	3,778,000	03/18/09	(178,271)
United States Dollar	1,280,553	RON	3,918,000	03/18/09	(131,456)
United States Dollar	1,287,944	SAR	4,786,000	06/04/09	(12,526)
United States Dollar	760,287	SEK	5,910,000	03/18/09	(54,279)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2009 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	1,038,010	SEK	8,680,000	03/18/09	$(1,097)
United States Dollar	1,171,997	SEK	9,433,000	03/18/09	(45,131)
United States Dollar	6,300,767	SEK	50,843,000	03/18/09	(227,062)
United States Dollar	227,891	SGD	335,000	03/18/09	(6,059)
United States Dollar	2,065,492	SGD	3,089,000	03/18/09	(20,002)
United States Dollar	2,231,096	TRY	3,729,000	03/18/09	5,731
United States Dollar	434,160	TWD	14,705,000	02/24/09	1,875
United States Dollar	797,982	ZAR	8,395,000	03/18/09	14,915
United States Dollar	1,099,407	ZAR	10,960,000	03/18/09	(38,138)
United States Dollar	1,322,797	ZAR	13,660,000	03/18/09	(84)
United States Dollar	1,626,159	ZAR	16,470,000	03/18/09	(31,351)
					$268,452

Currency type abbreviations:

AED  United Arab Emirates Dirham

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Columbian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Nouveau Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

SAR  Saudi Arabian Riyal

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2008 to January 31, 2009.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Please note that the UBS PACE High Yield Investments Class Y shares recommenced investment operations on December 26, 2008, UBS PACE Global Real Estate Securities Investments Class Y shares commenced investment operations on December 26, 2008 and UBS PACE High Yield Investments Class C shares commenced investment operations on January 21, 2009; therefore, "Actual expense paid during the period" reflects activities from the commenced/recommenced investment operations dates to January 31, 2009 for those share classes.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2008	Ending account value January 31, 2009	Expenses paid during period[1] 08/01/08 to 01/31/09	Expense ratio during the period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,007.50	$3.19	0.63%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.03	3.21	0.63
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,032.40	5.23	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02
Class B	Actual	1,000.00	1,027.60	9.05	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00	1.77
Class C	Actual	1,000.00	1,029.00	7.77	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.54	7.73	1.52
Class Y	Actual	1,000.00	1,033.10	3.95	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.92	0.77
Class P	Actual	1,000.00	1,032.90	3.95	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.92	0.77
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	990.00	4.66	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class B	Actual	1,000.00	986.20	8.41	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	987.50	7.16	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	991.20	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	991.20	3.41	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2008	Ending account value January 31, 2009	Expenses paid during period[1] 08/01/08 to 01/31/09	Expense ratio during the period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$995.20	$5.33	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class B	Actual	1,000.00	990.90	9.08	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	9.20	1.81
Class C	Actual	1,000.00	992.70	7.84	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.34	7.93	1.56
Class Y	Actual	1,000.00	997.00	3.52	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70
Class P	Actual	1,000.00	996.40	4.08	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13	0.81
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,034.20	4.77	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class B	Actual	1,000.00	1,029.30	8.59	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	1,030.80	7.32	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	1,034.60	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	1,034.60	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	911.80	6.02	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class B	Actual	1,000.00	909.10	9.62	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	909.60	8.42	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.38	8.89	1.75
Class Y	Actual	1,000.00	913.40	4.20	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
Class P	Actual	1,000.00	913.70	4.82	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2008	Ending account value January 31, 2009	Expenses paid during period[1] 08/01/08 to 01/31/09	Expense ratio during the period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$873.90	$6.38	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C2	Actual	1,000.00	1,002.50	0.56	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.88	9.40	1.85
Class Y3	Actual	1,000.00	1,102.50	1.17	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
Class P	Actual	1,000.00	875.00	5.20	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	646.60	5.06	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.06	6.21	1.22
Class B	Actual	1,000.00	643.70	8.37	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class C	Actual	1,000.00	643.30	8.37	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class Y	Actual	1,000.00	647.50	3.49	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84
Class P	Actual	1,000.00	647.40	4.03	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.32	4.94	0.97
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	655.90	5.22	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class B	Actual	1,000.00	653.20	8.54	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	653.50	8.54	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	657.40	3.47	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.02	4.23	0.83
Class P	Actual	1,000.00	657.10	4.01	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2008	Ending account value January 31, 2009	Expenses paid during period[1] 08/01/08 to 01/31/09	Expense ratio during the period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$634.50	$5.56	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class B	Actual	1,000.00	632.10	8.89	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.32	10.97	2.16
Class C	Actual	1,000.00	632.20	8.72	2.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.52	10.76	2.12
Class Y	Actual	1,000.00	636.20	3.92	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class P	Actual	1,000.00	635.10	4.78	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	620.20	5.64	1.38
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.25	7.02	1.38
Class B	Actual	1,000.00	618.00	8.69	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class C	Actual	1,000.00	617.50	8.68	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class Y	Actual	1,000.00	621.40	3.84	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.47	4.79	0.94
Class P	Actual	1,000.00	620.50	4.62	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	591.20	5.82	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class B	Actual	1,000.00	587.60	9.60	2.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.11	12.18	2.40
Class C	Actual	1,000.00	588.70	9.21	2.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.61	11.67	2.30
Class Y	Actual	1,000.00	592.20	4.21	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05
Class P	Actual	1,000.00	591.90	4.86	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.16	1.21

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2008	Ending account value January 31, 2009	Expenses paid during period[1] 08/01/08 to 01/31/09	Expense ratio during the period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$502.40	$7.27	1.92%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.53	9.75	1.92
Class B	Actual	1,000.00	499.50	10.28	2.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.49	13.79	2.72
Class C	Actual	1,000.00	500.50	10.06	2.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.80	13.49	2.66
Class Y	Actual	1,000.00	503.50	5.49	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class P	Actual	1,000.00	502.10	7.50	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	10.06	1.98
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	509.00	5.52	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C	Actual	1,000.00	506.10	8.35	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y4	Actual	1,000.00	892.00	1.15	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	6.11	1.20
Class P	Actual	1,000.00	510.30	4.57	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	782.80	9.84	2.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.17	11.12	2.19
Class B	Actual	1,000.00	780.20	13.73	3.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.78	15.50	3.06
Class C	Actual	1,000.00	780.50	13.15	2.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.44	14.85	2.93
Class Y	Actual	1,000.00	784.20	8.59	1.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.58	9.70	1.91
Class P	Actual	1,000.00	785.10	8.64	1.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.53	9.75	1.92

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS PACE Select Advisors Trust

2  This share class commenced investment operations on January 21, 2009. Actual expense is equal to the share class's annualized net expense ratio from the commencement of investment operations date for the share class, multiplied by the average account value over the period, multiplied by 11 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the share class was in effect for the entire six-month period ended January 31, 2009. Thus, the hypothetical expense is equal to the share class's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

3  This share class re-commenced investment operations on December 26, 2008. Actual expense is equal to the share class's annualized net expense ratio from the re-commencement of investment operations date for the share class, multiplied by the average account value over the period, multiplied by 37 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the share class was in effect for the entire six-month period ended January 31, 2009. Thus, the hypothetical expense is equal to the share class's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

4  This share class commenced investment operations on December 26, 2008. Actual expense is equal to the share class's annualized net expense ratio from the commencement of investment operations date for the share class, multiplied by the average account value over the period, multiplied by 37 divided by 365 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the share class was in effect for the entire six-month period ended January 31, 2009. Thus, the hypothetical expense is equal to the share class's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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UBS PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2009 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost – $704,971,237; $1,130,072,718; $438,946,127; $786,001,265; $305,730,814; $473,886,025; $150,538,726, respectively)[1]	$704,971,237	$1,115,545,089		$410,378,101	$707,283,265
Investment in an affiliated security, at value (cost – $0; $0; $10,114,473; $34,957,045; $0; $0; $15,157,736, respectively)	—	—		10,114,473	34,957,045
Total investments in securities, at value (cost – $704,971,237; $1,130,072,718; $449,060,600; $820,958,310; $305,730,814; $473,886,025; $165,696,462, respectively)	$704,971,237	$1,115,545,089		$420,492,574	$742,240,310
Cash	142	91,183	[2]	118	2,813,463	[2]
Foreign currency, at value (cost – $0; $0; $296; $8,822,637; $0; $10,316,277; $316,204, respectively)	—	—		294	8,142,001
Receivable for investments sold	—	606,555,848		85,748,665	25,462,888
Receivable for shares of beneficial interest sold	2,680,478	396,424		718,652	500,316
Receivable for interest	1,000,899	2,586,884		3,369,552	6,541,832
Swap contracts, at value[3]	—	—		—	30,079,256
Due from broker	—	80,349		—	3,394,939
Unrealized appreciation on forward foreign currency contracts	—	—		79,284	3,478,302
Receivable for foreign tax reclaims	—	—		16,907	99,190
Other assets	92,214	33,571		31,026	366,469
Total assets	708,744,970	1,725,289,348		510,457,072	823,118,966
Liabilities:
Payable for shares of beneficial interest repurchased	2,908,940	692,097		362,916	659,623
Dividends payable to shareholders	198,484	—		—	—
Payable to affiliates	64,536	320,325		168,767	331,253
Payable to custodian	17,683	42,711		26,340	45,786
Payable for investments purchased	—	1,038,103,914		75,454,309	60,014,070
Investments sold short, at value (proceeds – $0; $58,592,344; $31,237,781; $16,533,750; $0; $0; $0, respectively)	—	58,170,456		31,072,320	16,370,000
Swap contracts, at value[3]	—	8,870,330		—	23,643,495
Due to broker	—	334,389		—	14,989,019
Payable for variation margin	—	207,588		128,712	377,279
Options written, at value (premiums received – $0; $58,900; $0; $986,547; $0; $0; $0, respectively)	—	35,420		—	2,733,746
Payable for cash collateral from securities loaned	—	—		10,114,473	34,957,045
Unrealized depreciation of forward foreign currency contracts	—	—		67,412	4,417,347
Payable for foreign withholding taxes	—	—		3,685	—
Accrued expenses and other liabilities	906,039	311,713		163,528	375,896
Total liabilities	4,095,682	1,107,088,943		117,562,462	158,914,559

1 Includes $0; $0; $9,902,900; $33,781,666; $0; $0; $14,823,788, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $90,700, $2,813,200 and $17,913,755 delivered to broker as initial margin for futures contracts for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Global Fixed Income Investments, respectively.

3 Includes net upfront payments made by UBS PACE Government Securities Fixed Income Investments of $596,139 and net upfront payments made by UBS PACE Strategic Fixed Income Investments of $2,249,583.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost – $704,971,237; $1,130,072,718; $438,946,127; $786,001,265; $305,730,814; $473,886,025; $150,538,726, respectively)[1]	$307,670,534	$458,482,114		$117,926,845
Investment in an affiliated security, at value (cost – $0; $0; $10,114,473; $34,957,045; $0; $0; $15,157,736, respectively)	—	—		15,157,736
Total investments in securities, at value (cost – $704,971,237; $1,130,072,718; $449,060,600; $820,958,310; $305,730,814; $473,886,025; $165,696,462, respectively)	$307,670,534	$458,482,114		$133,084,581
Cash	—	17,914,039	[2]	140
Foreign currency, at value (cost – $0; $0; $296; $8,822,637; $0; $10,316,277; $316,204, respectively)	—	10,318,165		305,526
Receivable for investments sold	2,591,000	15,432,862		517,651
Receivable for shares of beneficial interest sold	300,830	173,241		133,739
Receivable for interest	3,704,889	8,226,206		2,685,999
Swap contracts, at value[3]	—	—		—
Due from broker	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	12,564,573		249,288
Receivable for foreign tax reclaims	—	81,598		2,181
Other assets	31,447	51,130		71,451
Total assets	314,298,700	523,243,928		137,050,556
Liabilities:
Payable for shares of beneficial interest repurchased	771,632	601,331		84,576
Dividends payable to shareholders	—	—		—
Payable to affiliates	156,535	288,264		53,546
Payable to custodian	20,678	89,019		9,479
Payable for investments purchased	2,437,205	881,620		1,630,622
Investments sold short, at value (proceeds – $0; $58,592,344; $31,237,781; $16,533,750; $0; $0; $0, respectively)	—	—		—
Swap contracts, at value[3]	—	—		—
Due to broker	—	3,977,587		—
Payable for variation margin	—	3,906,767		—
Options written, at value (premiums received – $0; $58,900; $0; $986,547; $0; $0; $0, respectively)	—	—		—
Payable for cash collateral from securities loaned	—	—		15,157,736
Unrealized depreciation of forward foreign currency contracts	—	15,227,590		—
Payable for foreign withholding taxes	—	18,396		—
Accrued expenses and other liabilities	109,074	420,464		120,537
Total liabilities	3,495,124	25,411,038		17,056,496

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2009 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$704,638,799	$626,103,849	$432,423,142	$737,299,365
Accumulated undistributed (distributions in excess of) net investment income	—	(417,846)	(152,307)	(3,976,775)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	10,489	12,863,341	(12,788,172)	8,175,165
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	—	(20,348,939)	(26,588,053)	(77,293,348)
Net assets	$704,649,288	$618,200,405	$392,894,610	$664,204,407
Class A
Net assets	$—	$91,736,711	$44,062,114	$28,406,327
Shares outstanding	—	7,091,308	3,953,471	2,308,317
Net asset value per share	$—	$12.94	$11.15	$12.31
Maximum offering price per share	$—	$13.55	$11.68	$12.89
Class B
Net assets	$—	$396,592	$194,119	$304,985
Shares outstanding	—	30,640	17,386	24,792
Net asset value and offering price per share	$—	$12.94	$11.17	$12.30
Class C
Net assets	$—	$24,125,126	$4,265,098	$6,405,070
Shares outstanding	—	1,863,235	382,258	520,297
Net asset value and offering price per share	$—	$12.95	$11.16	$12.31
Class Y
Net assets	$—	$35,784,850	$1,719,418	$2,661,998
Shares outstanding	—	2,765,652	154,197	216,393
Net asset value, offering price and redemption value per share[1]	$—	$12.94	$11.15	$12.30
Class P
Net assets	$704,649,288	$466,157,126	$342,653,861	$626,426,027
Shares outstanding	704,638,963	36,017,430	30,735,306	50,931,975
Net asset value, offering price and redemption value per share[1]	$1.00	$12.94	$11.15	$12.30

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$311,947,449	$540,651,056	$157,700,615
Accumulated undistributed (distributions in excess of) net investment income	(3,000)	7,655,730	(2,015,663)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(3,080,593)	(27,955,684)	(3,307,193)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	1,939,720	(22,518,212)	(32,383,699)
Net assets	$310,803,576	$497,832,890	$119,994,060
Class A
Net assets	$85,158,909	$97,727,659	$3,335,417
Shares outstanding	6,897,280	9,286,207	447,438
Net asset value per share	$12.35	$10.52	$7.45
Maximum offering price per share	$12.93	$11.02	$7.80
Class B
Net assets	$140,543	$249,977	$—
Shares outstanding	11,376	23,689	—
Net asset value and offering price per share	$12.35	$10.55	$—
Class C
Net assets	$15,455,089	$6,624,513	$123,980
Shares outstanding	1,251,643	629,439	16,640
Net asset value and offering price per share	$12.35	$10.52	$7.45
Class Y
Net assets	$143,401	$7,653,379	$5,510
Shares outstanding	11,607	728,388	738
Net asset value, offering price and redemption value per share[1]	$12.35	$10.51	$7.47
Class P
Net assets	$209,905,634	$385,577,362	$116,529,153
Shares outstanding	16,995,930	36,644,409	15,618,962
Net asset value, offering price and redemption value per share[1]	$12.35	$10.52	$7.46

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2009 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,205,011,823; $1,065,481,670; $432,122,521; $380,411,631; $964,168,283; $289,508,035; $61,835,226; $590,268,381, respectively)[1]	$851,027,248	$803,185,207	$273,649,509	$295,418,768
Investment in an affiliated security, at value (cost—$77,485,992; $118,424,739; $76,441,532; $87,330,454; $82,475,192; $9,388,560; $12,284,265; $0, respectively)	77,485,992	118,424,739	76,441,532	87,330,454
Total investments in securities, at value (cost—$1,282,497,815; $1,183,906,409; $508,564,053; $467,742,085; $1,046,643,475; $298,896,595; $74,119,491; $590,268,381, respectively)	$928,513,240	$921,609,946	$350,091,041	$382,749,222
Cash	1,328	—	1,959	1,175
Foreign currency, at value (cost—$0; $0; $0; $0; $188,486; $230,701; $73,533; $1,219,443, respectively)	—	—	—	—
Receivable from affiliates	—	—	—	—
Receivable for investments sold	7,181,660	7,255,863	5,151,647	2,618,153
Receivable for shares of beneficial interest sold	583,986	587,123	186,781	187,146
Receivable for dividends and interest	1,605,800	809,872	130,550	65,812
Swap contracts, at value[4]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	—	10,720	—	—
Other assets	37,398	35,762	28,819	28,774
Total assets	937,923,412	930,309,286	355,590,797	385,650,282
Liabilities:
Payable for cash collateral from securities loaned	77,485,992	118,424,739	76,441,532	87,330,454
Payable for investments purchased	4,592,209	8,258,584	1,821,794	8,299,095
Payable for shares of beneficial interest repurchased	1,526,422	1,027,261	312,170	326,616
Payable to affiliates	631,720	546,211	160,336	153,300
Payable to custodian	62,242	2,049,846	20,281	20,306
Payable for foreign withholding taxes	—	14,136	—	—
Payable for bank loan	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; $100,032,763, respectively)	—	—	—	—
Swap contracts, at value[4]	—	—	—	—
Options written, at value (premiums received—$0; $0; $0; $0; $0; $0; $0; $4,308,346, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for dividend and interest expense on investments sold short	—	—	—	—
Accrued expenses and other liabilities	471,173	469,115	423,361	424,164
Total liabilities	84,769,758	130,789,892	79,179,474	96,553,935

1 Includes $73,338,400; $113,719,656; $70,993,417; $82,865,532; $77,392,264; $8,842,408; $11,534,277; $0, respectively of investments in securities on loan, at value.

2 Includes restricted cash of $151,000 delivered to broker as initial margin for futures contracts for UBS PACE International Equity Investments.

3 Includes restricted cash of $79,705,987 delivered to broker as initial margin for investments sold short, futures contracts and swaps for UBS PACE Alternative Strategies Investments.

4 Includes net upfront payments received by UBS PACE Alternative Strategies Investments of $12,525,047.

See accompanying notes to financial statements

	UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,205,011,823; $1,065,481,670; $432,122,521; $380,411,631; $964,168,283; $289,508,035; $61,835,226; $590,268,381, respectively)[1]	$659,441,356		$176,649,322	$39,900,976	$495,920,535
Investment in an affiliated security, at value (cost—$77,485,992; $118,424,739; $76,441,532; $87,330,454; $82,475,192; $9,388,560; $12,284,265; $0, respectively)	82,475,192		9,388,560	12,284,265	—
Total investments in securities, at value (cost—$1,282,497,815; $1,183,906,409; $508,564,053; $467,742,085; $1,046,643,475; $298,896,595; $74,119,491; $590,268,381, respectively)	$741,916,548		$186,037,882	$52,185,241	$495,920,535
Cash	151,098	[2]	386	52,490	79,902,527	[3]
Foreign currency, at value (cost—$0; $0; $0; $0; $188,486; $230,701; $73,533; $1,219,443, respectively)	183,816		229,919	72,094	1,192,528
Receivable from affiliates	—		—	25,248	—
Receivable for investments sold	888,199		578,258	300,766	74,740,503
Receivable for shares of beneficial interest sold	398,199		102,076	66,028	250,284
Receivable for dividends and interest	1,036,992		608,205	187,054	1,641,302
Swap contracts, at value[4]	—		—	—	7,673,811
Due from broker	—		—	—	396,826
Unrealized appreciation on forward foreign currency contracts	332,351		—	—	6,526,112
Receivable for variation margin	17,043		—	—	10,672
Receivable for foreign tax reclaims	407,417		15,391	4,446	132,283
Other assets	34,556		27,327	28,038	47,331
Total assets	745,366,219		187,599,444	52,921,405	668,434,714
Liabilities:
Payable for cash collateral from securities loaned	82,475,192		9,388,560	12,284,265	—
Payable for investments purchased	4,391,308		729,694	393,889	59,470,105
Payable for shares of beneficial interest repurchased	804,107		219,832	65,662	1,969,060
Payable to affiliates	545,946		202,239	692	623,773
Payable to custodian	119,439		62,734	4,202	85,884
Payable for foreign withholding taxes	32,347		120,535	17,666	2,555
Payable for bank loan	1,019,944		—	—	74,091
Unrealized depreciation of forward foreign currency contracts	324,750		—	—	6,257,660
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; $100,032,763, respectively)	—		—	—	91,337,818
Swap contracts, at value[4]	—		—	—	15,560,949
Options written, at value (premiums received—$0; $0; $0; $0; $0; $0; $0; $4,308,346, respectively)	—		—	—	3,128,900
Due to broker	—		—	—	453,144
Payable for dividend and interest expense on investments sold short	—		—	—	29,537
Accrued expenses and other liabilities	520,144		400,208	132,743	144,915
Total liabilities	90,233,177		11,123,802	12,899,119	179,138,391

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2009 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,519,244,250	$1,250,014,287	$500,962,202	$501,446,062
Accumulated undistributed (distributions in excess of) net investment income	685,438	2,427,952	291,677	(220,794)
Accumulated net realized gain (loss) from investments, futures, options written, short sales, swaps, forward foreign currency and foreign currency transactions	(312,791,459)	(190,626,382)	(66,369,544)	(127,136,058)
Net unrealized depreciation of investments, futures, other assets and liabilities denominated in foreign currency, options written, short sales, swaps and forward foreign currency contracts	(353,984,575)	(262,296,463)	(158,473,012)	(84,992,863)
Net assets	$853,153,654	$799,519,394	$276,411,323	$289,096,347
Class A
Net assets	$127,126,261	$47,547,714	$20,602,264	$23,330,826
Shares outstanding	12,064,470	4,373,485	2,293,618	2,880,882
Net asset value per share	$10.54	$10.87	$8.98	$8.10
Maximum offering price per share	$11.15	$11.50	$9.50	$8.57
Class B
Net assets	$463,333	$168,767	$130,815	$68,798
Shares outstanding	43,672	16,639	15,784	9,286
Net asset value and offering price per share	$10.61	$10.14	$8.29	$7.41
Class C
Net assets	$14,440,202	$3,703,816	$4,761,724	$2,771,915
Shares outstanding	1,366,941	364,204	571,755	371,558
Net asset value and offering price per share	$10.56	$10.17	$8.33	$7.46
Class Y
Net assets	$20,476,809	$14,386,355	$2,523,471	$3,087,946
Shares outstanding	1,940,235	1,296,007	274,671	368,767
Net asset value, offering price and redemption value per share[1]	$10.55	$11.10	$9.19	$8.37
Class P
Net assets	$690,647,049	$733,712,742	$248,393,049	$259,836,862
Shares outstanding	65,638,867	66,413,756	27,204,982	31,326,067
Net asset value, offering price and redemption value per share[1]	$10.52	$11.05	$9.13	$8.29

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,144,125,847	$330,963,735	$98,250,897	$676,033,918
Accumulated undistributed (distributions in excess of) net investment income	(4,751,165)	2,015,878	202,385	2,112,300
Accumulated net realized gain (loss) from investments, futures, options written, short sales, swaps, forward foreign currency and foreign currency transactions	(179,424,349)	(43,539,969)	(36,489,830)	(109,082,578)
Net unrealized depreciation of investments, futures, other assets and liabilities denominated in foreign currency, options written, short sales, swaps and forward foreign currency contracts	(304,817,291)	(112,964,002)	(21,941,166)	(79,767,317)
Net assets	$655,133,042	$176,475,642	$40,022,286	$489,296,323
Class A
Net assets	$57,762,330	$12,388,154	$2,611,185	$79,541,800
Shares outstanding	6,334,280	1,833,473	673,117	9,814,306
Net asset value per share	$9.12	$6.76	$3.88	$8.10
Maximum offering price per share	$9.65	$7.15	$4.11	$8.57
Class B
Net assets	$72,151	$117,008	$—	$66,080
Shares outstanding	7,920	18,429	—	8,266
Net asset value and offering price per share	$9.11	$6.35	$—	$7.99
Class C
Net assets	$3,577,695	$2,312,954	$112,401	$6,646,205
Shares outstanding	398,657	364,343	28,951	830,436
Net asset value and offering price per share	$8.97	$6.35	$3.88	$8.00
Class Y
Net assets	$27,107,319	$13,030,339	$8,026	$27,814,494
Shares outstanding	2,977,859	1,896,766	2,069	3,428,061
Net asset value, offering price and redemption value per share[1]	$9.10	$6.87	$3.88	$8.11
Class P
Net assets	$566,613,547	$148,627,187	$37,290,674	$375,227,744
Shares outstanding	62,337,014	21,711,258	9,619,762	46,173,096
Net asset value, offering price and redemption value per share[1]	$9.09	$6.85	$3.88	$8.13

UBS PACE Select Advisors Trust

Statement of operations

For the six months ended January 31, 2009 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $160; $5,473; $3,056; $0; $340; $0, respectively)	$6,782,089	$18,664,014	$10,704,276	$21,546,107
Securities lending income (includes $0; $6; $14,357; $30,240; $0; $2,964; $17,674, respectively, earned from an affiliated entity)	—	6	17,704	36,963
Dividends	—	—	33,516	18,125
	6,782,089	18,664,020	10,755,496	21,601,195
Expenses:
Investment management and administration fees	1,171,866	2,041,831	1,109,332	2,264,161
Service fees–Class A	—	115,823	55,561	34,388
Service and distribution fees–Class B	—	2,912	873	805
Service and distribution fees–Class C	—	91,949	14,593	21,813
Transfer agency and related service fees	1,392,728	446,065	202,328	561,676
Reports and notices to shareholders	173,482	42,595	19,972	40,334
US Treasury Temporary Guarantee Program Participation fees	84,871	—	—	—
Custody and accounting fees	46,875	133,273	83,704	148,908
Professional fees	44,101	66,093	58,969	65,672
Federal and state registration fees	22,385	31,784	31,111	32,753
Insurance expense	9,268	11,325	8,024	13,807
Trustees' fees	8,677	9,154	8,171	9,537
Interest expense	—	1,351	—	—
Other expenses	5,099	11,488	10,577	11,794
	2,959,352	3,005,643	1,603,215	3,205,648
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(865,610)	(227,857)	(109,093)	(135,004)
Net expenses	2,093,742	2,777,786	1,494,122	3,070,644
Net investment income	4,688,347	15,886,234	9,261,374	18,530,551
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	43,603	20,698,935	(1,974,435)	(1,316,852)
Futures	—	1,264,935	4,983,558	40,104,353
Options written	—	—	—	383,908
Short sales	—	(375,473)	(289,242)	(3,575,664)
Swaps	—	(5,832,728)	—	(22,318,481)
Forward foreign currency contracts and foreign currency transactions	—	—	(244,730)	4,425,882
Net change in unrealized appreciation/depreciation of: Investments	—	(5,252,089)	(19,658,630)	(43,053,772)
Futures	—	2,683,791	1,755,029	(3,161,314)
Options written	—	23,480	—	(2,599,139)
Short sales	—	586,376	153,020	(131,123)
Swaps	—	(9,383,322)	—	5,069,042
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(11,965)	(167,661)
Net realized and unrealized gains (losses) from investment activities	43,603	4,413,905	(15,287,395)	(26,340,821)
Net increase (decrease) in net assets resulting from operations	$4,731,950	$20,300,139	$(6,026,021)	$(7,810,270)

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $160; $5,473; $3,056; $0; $340; $0, respectively)	$7,035,039	$12,029,902	$6,020,090
Securities lending income (includes $0; $6; $14,357; $30,240; $0; $2,964; $17,674, respectively, earned from an affiliated entity)	—	2,990	18,786
Dividends	—	—	—
	7,035,039	12,032,892	6,038,876
Expenses:
Investment management and administration fees	871,742	2,144,005	503,430
Service fees–Class A	106,553	132,775	2,707
Service and distribution fees–Class B	938	1,698	—
Service and distribution fees–Class C	53,130	25,821	19
Transfer agency and related service fees	110,885	617,122	171,056
Reports and notices to shareholders	12,693	51,101	11,748
US Treasury Temporary Guarantee Program Participation fees	—	—	—
Custody and accounting fees	64,698	286,743	31,464
Professional fees	56,068	67,294	62,831
Federal and state registration fees	31,745	33,550	28,890
Insurance expense	5,747	11,006	2,007
Trustees' fees	7,667	8,861	6,935
Interest expense	—	2,540	427
Other expenses	10,002	11,400	9,104
	1,331,868	3,393,916	830,618
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(71,076)	(370,559)	(135,037)
Net expenses	1,260,792	3,023,357	695,581
Net investment income	5,774,247	9,009,535	5,343,295
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(1,023,431)	5,241,847	(1,853,098)
Futures	—	3,519,022	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	(27,679,200)	1,770,716
Net change in unrealized appreciation/depreciation of: Investments	4,958,795	(45,851,563)	(23,760,150)
Futures	—	(4,672,890)	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	1,602,014	130,110
Net realized and unrealized gains (losses) from investment activities	3,935,364	(67,840,770)	(23,712,422)
Net increase (decrease) in net assets resulting from operations	$9,709,611	$(58,831,235)	$(18,369,127)

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the six months ended January 31, 2009 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $17; $0; $595, respectively)	$41,127	$92,458	$26,385	$50,446
Dividends (net of foreign witholding taxes of $45,817; $26,157; $726; $1,232; $837,755; $527,598; $52,983; $248,723, respectively)	15,557,722	6,921,358	3,434,400	1,323,022
Securities lending income (includes $240,160; $198,788; $309,420; $545,261; $127,624; $29,288; $14,096; $0, respectively, earned from an affiliated entity)	349,950	288,187	384,240	585,874
	15,948,799	7,302,003	3,845,025	1,959,342
Expenses:
Investment management and administration fees	4,168,893	3,962,163	1,496,308	1,504,735
Transfer agency and related service fees	766,888	687,531	647,177	647,398
Service fees–Class A	210,749	74,633	36,223	38,569
Service and distribution fees–Class B	2,900	1,284	1,147	441
Service and distribution fees–Class C	95,697	23,341	32,874	18,514
Custody and accounting fees	222,046	201,885	74,819	75,253
Reports and notices to shareholders	72,292	60,593	44,752	47,652
Professional fees	63,819	58,718	57,625	57,726
Federal and state registration fees	38,726	36,919	30,668	30,677
Insurance expense	30,183	27,992	9,369	10,690
Trustees' fees	11,953	11,325	8,266	8,289
Interest expense	—	—	343	2,033
Dividend and interest expense for securities sold short	—	—	—	—
Other expenses	15,747	14,523	11,062	11,311
	5,699,893	5,160,907	2,450,633	2,453,288
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,325)	(208,054)	(225,346)	(273,152)
Net expenses	5,698,568	4,952,853	2,225,287	2,180,136
Net investment income (loss)	10,250,231	2,349,150	1,619,738	(220,794)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $23,373; $0; $0, respectively)	(280,428,760)	(176,433,794)	(45,016,603)	(91,416,841)
Commissions recaptured	269,754	30,106	71,019	185,957
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	(720)	—	—
Net change in unrealized appreciation/depreciation of: Investments	(213,810,351)	(266,387,999)	(120,492,219)	(92,844,757)
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net realized and unrealized losses from investment activities	(493,969,357)	(442,792,407)	(165,437,803)	(184,075,641)
Net decrease in net assets resulting from operations	$(483,719,126)	$(440,443,257)	$(163,818,065)	$(184,296,435)

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $17; $0; $595, respectively)	$19,503	$8,086	$6,887	$6,138,424
Dividends (net of foreign witholding taxes of $45,817; $26,157; $726; $1,232; $837,755; $527,598; $52,983; $248,723, respectively)	11,934,121	4,372,499	1,250,619	2,818,557
Securities lending income (includes $240,160; $198,788; $309,420; $545,261; $127,624; $29,288; $14,096; $0, respectively, earned from an affiliated entity)	159,425	52,473	19,912	—
	12,113,049	4,433,058	1,277,418	8,956,981
Expenses:
Investment management and administration fees	3,816,727	1,368,229	217,942	4,268,346
Transfer agency and related service fees	679,116	583,052	178,019	306,869
Service fees–Class A	95,596	22,622	5,023	141,011
Service and distribution fees–Class B	541	970	—	168
Service and distribution fees–Class C	24,248	17,939	758	33,914
Custody and accounting fees	429,535	248,769	16,346	306,850
Reports and notices to shareholders	56,982	44,404	12,887	30,315
Professional fees	67,835	59,646	60,088	81,659
Federal and state registration fees	36,636	29,763	26,167	45,233
Insurance expense	25,730	8,759	1,235	10,569
Trustees' fees	10,816	7,783	6,623	8,923
Interest expense	15,167	7,814	—	1,703
Dividend and interest expense for securities sold short	—	—	—	823,883
Other expenses	20,420	16,442	13,295	19,524
	5,279,349	2,416,192	538,383	6,078,967
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(139)	—	(205,895)	(14)
Net expenses	5,279,210	2,416,192	332,488	6,078,953
Net investment income (loss)	6,833,839	2,016,866	944,930	2,878,028
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $23,373; $0; $0, respectively)	(170,754,525)	(41,817,706)	(26,802,042)	(101,387,701)
Commissions recaptured	2,347	—	—	201
Futures	(145,729)	—	—	(10,010,921)
Options written	—	—	—	7,361,111
Short sales	—	—	—	18,768,165
Swaps	—	—	—	(7,413,640)
Forward foreign currency contracts and foreign currency transactions	4,067,159	(943,167)	(175,000)	(13,992,365)
Net change in unrealized appreciation/depreciation of: Investments	(315,463,758)	(152,180,929)	(11,010,909)	(65,021,747)
Futures	66,472	—	—	3,716,072
Options written	—	—	—	815,493
Short sales	—	—	—	(191,022)
Swaps	—	—	—	5,418,825
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(137,731)	200,947	(1,536)	(1,548,784)
Net realized and unrealized losses from investment activities	(482,365,765)	(194,740,855)	(37,989,487)	(163,486,313)
Net decrease in net assets resulting from operations	$(475,531,926)	$(192,723,989)	$(37,044,557)	$(160,608,285)

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income	$4,688,347	$16,388,771	$15,886,234	$30,047,193	$9,261,374	$20,192,901
Net realized gains (losses) from: Investments, futures, options written, short sales, and swaps	43,603	42,669	15,755,669	5,450,671	2,719,881	10,732,001
Forward foreign currency contracts and foreign currency transactions	—	—	—	—	(244,730)	414,205
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	—	—	(11,341,764)	564,109	(17,750,581)	(6,859,657)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—	(11,965)	(98,422)
Net increase (decrease) in net assets resulting from operations	4,731,950	16,431,440	20,300,139	36,061,973	(6,026,021)	24,381,028
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,352,430)	(4,119,301)	(947,346)	(2,033,603)
Net investment income–Class B	—	—	(12,362)	(40,817)	(3,057)	(8,534)
Net investment income–Class C	—	—	(560,040)	(980,550)	(73,453)	(142,870)
Net investment income–Class Y	—	—	(858,393)	(832,563)	(35,576)	(58,840)
Net investment income–Class P	(4,688,347)	(16,388,771)	(13,646,124)	(23,950,574)	(8,271,951)	(17,812,371)
Net realized gains from investment activities–Class A	—	—	—	—	—	—
Net realized gains from investment activities–Class B	—	—	—	—	—	—
Net realized gains from investment activities–Class C	—	—	—	—	—	—
Net realized gains from investment activities–Class Y	—	—	—	—	—	—
Net realized gains from investment activities–Class P	(75,184)	—	—	—	—	—
	(4,763,531)	(16,388,771)	(17,429,349)	(29,923,805)	(9,331,383)	(20,056,218)
From beneficial interest transactions:
Net proceeds from shares sold	663,368,731	687,863,695	100,900,771	188,101,229	70,324,737	122,559,372
Cost of shares repurchased	(486,780,869)	(589,650,962)	(186,901,804)	(148,148,685)	(127,181,310)	(128,651,203)
Proceeds from dividends reinvested	4,850,311	16,424,952	16,332,692	28,132,846	8,868,806	19,171,605
Net increase (decrease) in net assets from beneficial interest transactions	181,438,173	114,637,685	(69,668,341)	68,085,390	(47,987,767)	13,079,774
Redemption fees	—	—	72,385	42,726	58,204	33,393
Net increase (decrease) in net assets	181,406,592	114,680,354	(66,725,166)	74,266,284	(63,286,967)	17,437,977
Net assets:
Beginning of period	523,242,696	408,562,342	684,925,571	610,659,287	456,181,577	438,743,600
End of period	$704,649,288	$523,242,696	$618,200,405	$684,925,571	$392,894,610	$456,181,577
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(417,846)	$1,125,269	$(152,307)	$(82,298)

See accompanying notes to financial statements

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income	$18,530,551	$37,185,606	$5,774,247	$11,603,659
Net realized gains (losses) from: Investments, futures, options written, short sales, and swaps	13,277,264	52,792,029	(1,023,431)	(67,099)
Forward foreign currency contracts and foreign currency transactions	4,425,882	(1,286,693)	—	—
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(43,876,306)	(24,821,644)	4,958,795	(2,260,754)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(167,661)	(379,967)	—	—
Net increase (decrease) in net assets resulting from operations	(7,810,270)	63,489,331	9,709,611	9,275,806
Dividends and distributions to shareholders from:
Net investment income–Class A	(911,416)	(1,088,696)	(1,466,991)	(2,998,965)
Net investment income–Class B	(5,002)	(9,402)	(2,483)	(5,340)
Net investment income–Class C	(178,095)	(221,755)	(208,565)	(410,457)
Net investment income–Class Y	(99,351)	(110,514)	(2,513)	(4,940)
Net investment income–Class P	(23,584,502)	(36,319,300)	(4,096,695)	(8,184,710)
Net realized gains from investment activities–Class A	(1,866,391)	—	—	—
Net realized gains from investment activities–Class B	(13,019)	—	—	—
Net realized gains from investment activities–Class C	(398,362)	—	—	—
Net realized gains from investment activities–Class Y	(189,340)	—	—	—
Net realized gains from investment activities–Class P	(43,989,249)	—	—	—
	(71,234,727)	(37,749,667)	(5,777,247)	(11,604,412)
From beneficial interest transactions:
Net proceeds from shares sold	67,164,429	235,154,671	48,218,752	107,388,328
Cost of shares repurchased	(214,549,775)	(185,254,613)	(89,838,679)	(71,944,136)
Proceeds from dividends reinvested	69,360,130	37,006,861	5,149,216	10,405,239
Net increase (decrease) in net assets from beneficial interest transactions	(78,025,216)	86,906,919	(36,470,711)	45,849,431
Redemption fees	48,590	49,522	34,643	23,517
Net increase (decrease) in net assets	(157,021,623)	112,696,105	(32,503,704)	43,544,342
Net assets:
Beginning of period	821,226,030	708,529,925	343,307,280	299,762,938
End of period	$664,204,407	$821,226,030	$310,803,576	$343,307,280
Accumulated undistributed (distributions in excess of) net investment income	$(3,976,775)	$2,271,040	$(3,000)	$—

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income	$9,009,535	$14,739,705	$5,343,295	$8,067,148	$10,250,231	$23,945,537
Net realized gains (losses) from: Investments and futures	8,760,869	(8,602,616)	(1,853,098)	(3,216,156)	(280,159,006)	(5,359,277)
Forward foreign currency contracts and foreign currency transactions	(27,679,200)	54,950,690	1,770,716	(635,133)	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	(50,524,453)	19,986,726	(23,760,150)	(4,833,431)	(213,810,351)	(286,373,179)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	1,602,014	(5,398,653)	130,110	74,885	—	—
Net increase (decrease) in net assets resulting from operations	(58,831,235)	75,675,852	(18,369,127)	(542,687)	(483,719,126)	(267,786,919)
Dividends and distributions to shareholders from:
Net investment income–Class A	(2,681,879)	(9,011,090)	(115,755)	(78,546)	(3,178,460)	(1,415,372)
Net investment income–Class B	(7,070)	(43,567)	—	—	(4,380)	—
Net investment income–Class C	(159,638)	(493,198)	(429)	—	(172,642)	—
Net investment income–Class Y	(230,191)	(667,585)	(44)	—	(628,808)	(365,430)
Net investment income–Class P	(11,642,591)	(40,596,801)	(6,807,645)	(7,678,098)	(20,083,416)	(10,592,086)
Net realized gains from investment activities–Class A	—	—	—	(885)	—	(31,780,291)
Net realized gains from investment activities–Class B	—	—	—	—	—	(167,260)
Net realized gains from investment activities–Class C	—	—	—	—	—	(3,771,932)
Net realized gains from investment activities–Class Y	—	—	—	—	—	(4,834,393)
Net realized gains from investment activities–Class P	—	—	—	(115,248)	—	(154,419,861)
Return of capital–Class A	—	—	—	(3,499)	—	—
Return of capital–Class P	—	—	—	(296,649)	—	—
	(14,721,369)	(50,812,241)	(6,923,873)	(8,172,925)	(24,067,706)	(207,346,625)
From beneficial interest transactions:
Net proceeds from shares sold	33,832,317	162,404,589	24,444,315	83,071,564	120,145,456	356,271,471
Cost of shares repurchased	(147,096,998)	(131,458,816)	(31,110,440)	(25,196,294)	(219,827,091)	(325,980,857)
Proceeds from dividends reinvested	13,823,011	48,069,713	6,768,568	8,081,173	23,321,670	201,490,481
Net increase (decrease) in net assets from beneficial interest transactions	(99,441,670)	79,015,486	102,443	65,956,443	(76,359,965)	231,781,095
Redemption fees	27,216	40,812	17,862	14,143	61,191	64,874
Net increase (decrease) in net assets	(172,967,058)	103,919,909	(25,172,695)	57,254,974	(584,085,606)	(243,287,575)
Net assets:
Beginning of period	670,799,948	566,880,039	145,166,755	87,911,781	1,437,239,260	1,680,526,835
End of period	$497,832,890	$670,799,948	$119,994,060	$145,166,755	$853,153,654	$1,437,239,260
Accumulated undistributed (distributions in excess of) net investment income	$7,655,730	$13,367,564	$(2,015,663)	$(435,085)	$685,438	$14,502,913

See accompanying notes to financial statements

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income	$2,349,150	$3,804,474	$1,619,738	$2,328,140
Net realized gains (losses) from: Investments and futures	(176,403,688)	15,635,038	(44,945,584)	(6,014,549)
Forward foreign currency contracts and foreign currency transactions	(720)	710	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	(266,387,999)	(105,987,544)	(120,492,219)	(89,021,683)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(440,443,257)	(86,547,322)	(163,818,065)	(92,708,092)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(180,976)	(11,759)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(44,473)	(69,854)	(41,898)	(17,009)
Net investment income–Class P	(1,242,075)	(2,467,674)	(2,895,233)	(702,792)
Net realized gains from investment activities–Class A	(294,201)	(2,106,176)	(6,943)	(4,977,880)
Net realized gains from investment activities–Class B	(1,255)	(12,830)	(57)	(98,245)
Net realized gains from investment activities–Class C	(24,776)	(196,275)	(1,751)	(1,303,538)
Net realized gains from investment activities–Class Y	(89,212)	(679,047)	(938)	(544,442)
Net realized gains from investment activities–Class P	(4,536,274)	(33,937,523)	(83,038)	(53,593,047)
Return of capital–Class A	—	—	—	—
Return of capital–Class P	—	—	—	—
	(6,232,266)	(39,469,379)	(3,210,834)	(61,248,712)
From beneficial interest transactions:
Net proceeds from shares sold	113,527,345	368,287,523	41,926,860	131,971,549
Cost of shares repurchased	(211,068,632)	(289,528,903)	(80,832,688)	(109,717,136)
Proceeds from dividends reinvested	6,083,258	38,722,166	3,140,827	60,186,089
Net increase (decrease) in net assets from beneficial interest transactions	(91,458,029)	117,480,786	(35,765,001)	82,440,502
Redemption fees	66,082	64,871	25,277	28,189
Net increase (decrease) in net assets	(538,067,470)	(8,471,044)	(202,768,623)	(71,488,113)
Net assets:
Beginning of period	1,337,586,864	1,346,057,908	479,179,946	550,668,059
End of period	$799,519,394	$1,337,586,864	$276,411,323	$479,179,946
Accumulated undistributed (distributions in excess of) net investment income	$2,427,952	$1,365,350	$291,677	$1,790,046

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income (loss)	$(220,794)	$(3,035,935)	$6,833,839	$33,042,219	$2,016,866	$5,632,361
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(91,230,884)	(21,662,074)	(170,897,907)	32,871,481	(41,817,706)	73,028,013
Forward foreign currency contracts and foreign currency transactions	—	—	4,067,159	1,601,404	(943,167)	74,349
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(92,844,757)	(41,842,187)	(315,397,286)	(260,973,271)	(152,180,929)	(88,839,298)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(137,731)	(419,156)	200,947	112,725
Net decrease in net assets resulting from operations	(184,296,435)	(66,540,196)	(475,531,926)	(193,877,323)	(192,723,989)	(9,991,850)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(3,074,397)	(1,698,807)	(167,345)	(355,396)
Net investment income–Class B	—	—	(1,520)	(1,378)	—	(1,385)
Net investment income–Class C	—	—	(139,987)	(44,547)	—	(37,870)
Net investment income–Class Y	—	—	(1,620,207)	(1,063,788)	(285,985)	(491,601)
Net investment income–Class P	—	—	(32,754,998)	(19,300,639)	(2,344,776)	(4,491,022)
Net realized gains from investment activities–Class A	—	(7,153,725)	—	(13,559,594)	(4,223,244)	(4,756,491)
Net realized gains from investment activities–Class B	—	(38,611)	—	(48,077)	(44,804)	(77,205)
Net realized gains from investment activities–Class C	—	(1,017,570)	—	(932,772)	(852,015)	(1,209,655)
Net realized gains from investment activities–Class Y	—	(998,131)	—	(6,706,296)	(4,254,851)	(5,043,668)
Net realized gains from investment activities–Class P	—	(76,426,562)	—	(128,203,620)	(50,552,316)	(56,782,137)
	—	(85,634,599)	(37,591,109)	(171,559,518)	(62,725,336)	(73,246,430)
From beneficial interest transactions:
Net proceeds from shares sold	42,308,258	129,795,967	102,056,419	318,182,760	27,793,818	97,285,770
Cost of shares repurchased	(77,571,217)	(116,659,181)	(182,682,137)	(287,047,955)	(63,706,028)	(123,610,703)
Proceeds from dividends reinvested	—	84,110,955	36,549,444	167,691,909	61,489,738	72,159,958
Net increase (decrease) in net assets from beneficial interest	(35,262,959)	97,247,741	(44,076,274)	198,826,714	25,577,528	45,835,025
Redemption fees	23,929	25,799	56,475	61,090	17,812	33,560
Contributions to capital from investment manager/sub-advisors	—	—	—	—	—	1,813
Net increase (decrease) in net assets	(219,535,465)	(54,901,255)	(557,142,834)	(166,549,037)	(229,853,985)	(37,367,882)
Net assets:
Beginning of period	508,631,812	563,533,067	1,212,275,876	1,378,824,913	406,329,627	443,697,509
End of period	$289,096,347	$508,631,812	$655,133,042	$1,212,275,876	$176,475,642	$406,329,627
Accumulated undistributed (distributions in excess of) net investment income	$(220,794)	$—	$(4,751,165)	$26,006,105	$2,015,878	$2,797,118

See accompanying notes to financial statements

	UBS PACE Global Real Estate Securities Investments		UBS PACE Alternative Strategies Investments
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income (loss)	$944,930	$1,649,656	$2,878,028	$6,238,281
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(26,802,042)	(9,280,848)	(92,682,785)	6,841,807
Forward foreign currency contracts and foreign currency transactions	(175,000)	27,404	(13,992,365)	(5,490,621)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	(11,010,909)	(6,393,023)	(55,262,379)	(41,059,684)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(1,536)	(2,185)	(1,548,784)	2,446,942
Net decrease in net assets resulting from operations	(37,044,557)	(13,998,996)	(160,608,285)	(31,023,275)
Dividends and distributions to shareholders from:
Net investment income–Class A	(41,094)	(193,919)	(277,728)	(518,325)
Net investment income–Class B	—	—	(159)	(42)
Net investment income–Class C	(416)	(7,557)	—	(22,588)
Net investment income–Class Y	—	—	(232,481)	—
Net investment income–Class P	(812,682)	(1,805,244)	(2,404,742)	(3,317,376)
Net realized gains from investment activities–Class A	—	(21,919)	(763,753)	(1,412,016)
Net realized gains from investment activities–Class B	—	—	(502)	(432)
Net realized gains from investment activities–Class C	—	(1,147)	(59,017)	(83,108)
Net realized gains from investment activities–Class Y	—	—	(267,241)	—
Net realized gains from investment activities–Class P	—	(194,759)	(3,358,184)	(7,895,868)
	(854,192)	(2,224,545)	(7,363,807)	(13,249,755)
From beneficial interest transactions:
Net proceeds from shares sold	15,153,833	61,193,248	70,563,959	482,244,241
Cost of shares repurchased	(15,061,045)	(19,527,568)	(192,042,158)	(132,651,645)
Proceeds from dividends reinvested	833,558	2,211,384	7,232,609	13,118,387
Net increase (decrease) in net assets from beneficial interest	926,346	43,877,064	(114,245,590)	362,710,983
Redemption fees	9,692	17,378	58,356	82,047
Contributions to capital from investment manager/sub-advisors	—	—	—	16,460
Net increase (decrease) in net assets	(36,962,711)	27,670,901	(282,159,326)	318,536,460
Net assets:
Beginning of period	76,984,997	49,314,096	771,455,649	452,919,189
End of period	$40,022,286	$76,984,997	$489,296,323	$771,455,649
Accumulated undistributed (distributions in excess of) net investment income	$202,385	$111,647	$2,112,300	$2,149,382

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.007	0.033	0.048	0.038	0.018	0.005
Dividends from net investment income	(0.007)	(0.033)	(0.048)	(0.038)	(0.018)	(0.005)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—	—
Total dividends and distributions	(0.007)	(0.033)	(0.048)	(0.038)	(0.018)	(0.005)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.75%	3.40%	4.86%	3.89%	1.80%	0.51%
Ratios/supplemental data:
Net assets, end of period (000's)	$704,649	$523,243	$408,562	$342,573	$227,528	$166,067
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.63%[3]	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%[3]	0.93%	0.92%	0.99%	0.97%	0.96%
Net investment income to average net assets	1.40%[3]	3.27%	4.75%	3.89%	1.85%	0.51%

1  Amount of distribution paid represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.87	$12.72	$12.71	$13.20	$13.05	$12.81
Net investment income	0.30 [1]	0.56 [1]	0.57 [1]	0.51	0.34	0.26
Net realized and unrealized gains (losses) from investment activities	0.10	0.15	0.00 [2]	(0.31)	0.17	0.34
Net increase from operations	0.40	0.71	0.57	0.20	0.51	0.60
Dividends from net investment income	(0.33)	(0.56)	(0.56)	(0.53)	(0.36)	(0.36)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—	—
Total dividends and distributions	(0.33)	(0.56)	(0.56)	(0.69)	(0.36)	(0.36)
Net asset value, end of period	$12.94	$12.87	$12.72	$12.71	$13.20	$13.05
Total investment return[3]	3.24%	5.53%	4.52%	1.61%	3.97%	4.75%
Ratios/supplemental data:
Net assets, end of period (000's)	$91,737	$91,614	$99,378	$114,663	$140,734	$159,227
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.02%[4]	1.07%	1.12%	1.11%	1.08%	1.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.06%[4]	1.12%	1.13%	1.17%	1.17%	1.20%
Net investment income to average net assets	4.58%[4]	4.30%	4.40%	3.97%	2.54%	2.08%
Portfolio turnover	485%	588%	495%	575%	665%	805%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.87	$12.73	$12.72	$13.20	$13.05	$12.81
Net investment income	0.24 [1]	0.45 [1]	0.46 [1]	0.40	0.22	0.14
Net realized and unrealized gains (losses) from investment activities	0.11	0.15	0.01	(0.29)	0.19	0.36
Net increase from operations	0.35	0.60	0.47	0.11	0.41	0.50
Dividends from net investment income	(0.28)	(0.46)	(0.46)	(0.43)	(0.26)	(0.26)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—	—
Total dividends and distributions	(0.28)	(0.46)	(0.46)	(0.59)	(0.26)	(0.26)
Net asset value, end of period	$12.94	$12.87	$12.73	$12.72	$13.20	$13.05
Total investment return[3]	2.76%	4.72%	3.73%	0.92%	3.17%	3.94%
Ratios/supplemental data:
Net assets, end of period (000's)	$397	$769	$1,617	$2,776	$4,273	$8,373
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.77%[4]	1.82%	1.87%	1.86%	1.84%	1.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.86%[4]	1.89%	1.88%	1.93%	1.93%	1.95%
Net investment income to average net assets	3.84%[4]	3.55%	3.64%	3.20%	1.69%	1.33%
Portfolio turnover	485%	588%	495%	575%	665%	805%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.88	$12.73	$12.72	$13.21	$13.06	$12.82
Net investment income	0.27 [1]	0.50 [1]	0.50 [1]	0.45	0.27	0.19
Net realized and unrealized gains (losses) from investment activities	0.10	0.14	0.01	(0.32)	0.17	0.34
Net increase from operations	0.37	0.64	0.51	0.13	0.44	0.53
Dividends from net investment income	(0.30)	(0.49)	(0.50)	(0.46)	(0.29)	(0.29)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—	—
Total dividends and distributions	(0.30)	(0.49)	(0.50)	(0.62)	(0.29)	(0.29)
Net asset value, end of period	$12.95	$12.88	$12.73	$12.72	$13.21	$13.06
Total investment return[3]	2.90%	5.06%	4.00%	1.09%	3.40%	4.18%
Ratios/supplemental data:
Net assets, end of period (000's)	$24,125	$24,536	$26,449	$30,338	$36,372	$41,707
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.52%[4]	1.57%	1.62%	1.62%	1.62%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.62%[4]	1.68%	1.70%	1.75%	1.74%	1.78%
Net investment income to average net assets	4.08%[4]	3.80%	3.90%	3.45%	2.00%	1.54%
Portfolio turnover	485%	588%	495%	575%	665%	805%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.87	$12.73	$12.72	$13.20	$13.05	$12.80
Net investment income	0.31 [1]	0.59 [1]	0.61 [1]	0.55	0.38	0.29
Net realized and unrealized gains (losses) from investment activities	0.11	0.15	0.00 [2]	(0.30)	0.17	0.36
Net increase from operations	0.42	0.74	0.61	0.25	0.55	0.65
Dividends from net investment income	(0.35)	(0.60)	(0.60)	(0.57)	(0.40)	(0.40)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—	—
Total dividends and distributions	(0.35)	(0.60)	(0.60)	(0.73)	(0.40)	(0.40)
Net asset value, end of period	$12.94	$12.87	$12.73	$12.72	$13.20	$13.05
Total investment return[3]	3.31%	5.86%	4.87%	1.97%	4.24%	5.12%
Ratios/supplemental data:
Net assets, end of period (000's)	$35,785	$25,669	$13,658	$8,460	$10,069	$10,441
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%[4]	0.82%	0.79%	0.81%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.83%[4]	0.90%	0.79%	0.84%	0.85%	0.88%
Net investment income to average net assets	4.83%[4]	4.56%	4.74%	4.27%	2.88%	2.41%
Portfolio turnover	485%	588%	495%	575%	665%	805%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.87	$12.72	$12.72	$13.20	$13.06	$12.82
Net investment income	0.31 [1]	0.59 [1]	0.60 [1]	0.54	0.37	0.30
Net realized and unrealized gains (losses) from investment activities	0.11	0.15	(0.01)	(0.30)	0.16	0.33
Net increase from operations	0.42	0.74	0.59	0.24	0.53	0.63
Dividends from net investment income	(0.35)	(0.59)	(0.59)	(0.56)	(0.39)	(0.39)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—	—
Total dividends and distributions	(0.35)	(0.59)	(0.59)	(0.72)	(0.39)	(0.39)
Net asset value, end of period	$12.94	$12.87	$12.72	$12.72	$13.20	$13.06
Total investment return[2]	3.29%	5.87%	4.71%	1.94%	4.11%	4.97%
Ratios/supplemental data:
Net assets, end of period (000's)	$466,157	$542,337	$469,556	$384,472	$318,339	$252,716
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%[3]	0.82%	0.87%	0.87%	0.87%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.84%[3]	0.90%	0.91%	0.96%	0.96%	1.00%
Net investment income to average net assets	4.83%[3]	4.55%	4.66%	4.22%	2.82%	2.27%
Portfolio turnover	485%	588%	495%	575%	665%	805%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.51	$11.39	$11.27	$11.44	$11.51	$11.46
Net investment income	0.24 [1]	0.48 [1]	0.43 [1]	0.38 [1]	0.34 [1]	0.29
Net realized and unrealized gains (losses) from investment activities	(0.36)	0.12	0.12	(0.17)	(0.07)	0.06
Net increase (decrease) from operations	(0.12)	0.60	0.55	0.21	0.27	0.35
Dividends from net investment income	(0.24)	(0.48)	(0.43)	(0.38)	(0.34)	(0.30)
Net asset value, end of period	$11.15	$11.51	$11.39	$11.27	$11.44	$11.51
Total investment return[2]	(1.00)%	5.26%	4.96%	1.90%	2.38%	3.08%
Ratios/supplemental data:
Net assets, end of period (000's)	$44,062	$46,257	$51,800	$59,884	$75,331	$90,732
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%	1.05%	1.06%	1.07%	1.07%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.02%[3]	1.05%	1.08%	1.10%	1.09%	1.13%
Net investment income to average net assets	4.21%[3]	4.10%	3.81%	3.36%	2.93%	2.52%
Portfolio turnover	158%	387%	255%	349%	221%	299%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.53	$11.41	$11.29	$11.46	$11.53	$11.47
Net investment income	0.19 [1]	0.38 [1]	0.34 [1]	0.28 [1]	0.24 [1]	0.21
Net realized and unrealized gains (losses) from investment activities	(0.35)	0.13	0.13	(0.15)	(0.06)	0.06
Net increase (decrease) from operations	(0.16)	0.51	0.47	0.13	0.18	0.27
Dividends from net investment income	(0.20)	(0.39)	(0.35)	(0.30)	(0.25)	(0.21)
Net asset value, end of period	$11.17	$11.53	$11.41	$11.29	$11.46	$11.53
Total investment return[2]	(1.38)%	4.45%	4.18%	1.13%	1.60%	2.37%
Ratios/supplemental data:
Net assets, end of period (000's)	$194	$166	$324	$637	$1,458	$4,712
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%	1.80%	1.80%	1.81%	1.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.81%[3]	1.91%	1.84%	1.89%	1.87%	1.85%
Net investment income to average net assets	3.48%[3]	3.35%	3.04%	2.56%	2.15%	1.75%
Portfolio turnover	158%	387%	255%	349%	221%	299%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.52	$11.40	$11.28	$11.46	$11.53	$11.48
Net investment income	0.21 [1]	0.42 [1]	0.38 [1]	0.32 [1]	0.28 [1]	0.24
Net realized and unrealized gains (losses) from investment activities	(0.36)	0.12	0.11	(0.17)	(0.06)	0.05
Net increase (decrease) from operations	(0.15)	0.54	0.49	0.15	0.22	0.29
Dividends from net investment income	(0.21)	(0.42)	(0.37)	(0.33)	(0.29)	(0.24)
Net asset value, end of period	$11.16	$11.52	$11.40	$11.28	$11.46	$11.53
Total investment return[2]	(1.25)%	4.72%	4.43%	1.30%	1.87%	2.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,265	$3,992	$4,116	$5,301	$7,684	$9,583
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.43%	1.55%	1.55%	1.56%	1.56%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.52%[3]	1.57%	1.57%	1.59%	1.59%	1.61%
Net investment income to average net assets	3.72%[3]	3.60%	3.31%	2.86%	2.44%	2.03%
Portfolio turnover	158%	387%	255%	349%	221%	299%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.51	$11.39	$11.28	$11.45	$11.52	$11.47
Net investment income	0.25 [1]	0.51 [1]	0.47 [1]	0.41 [1]	0.37 [1]	0.34
Net realized and unrealized gains (losses) from investment activities	(0.36)	0.11	0.10	(0.17)	(0.07)	0.04
Net increase (decrease) from operations	(0.11)	0.62	0.57	0.24	0.30	0.38
Dividends from net investment income	(0.25)	(0.50)	(0.46)	(0.41)	(0.37)	(0.33)
Net asset value, end of period	$11.15	$11.51	$11.39	$11.28	$11.45	$11.52
Total investment return[2]	(0.88)%	5.52%	5.17%	2.17%	2.66%	3.34%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,719	$1,359	$1,249	$1,074	$1,108	$1,246
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3,4]	0.68%	0.80%[4]	0.80%	0.81%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.68%[3]	0.76%	0.80%	0.83%	0.86%	0.87%
Net investment income to average net assets	4.48%[3,4]	4.34%	4.07%[4]	3.63%	3.20%	2.79%
Portfolio turnover	158%	387%	255%	349%	221%	299%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.51	$11.39	$11.28	$11.45	$11.52	$11.47
Net investment income	0.25 [1]	0.51 [1]	0.46 [1]	0.41 [1]	0.37 [1]	0.33
Net realized and unrealized gains (losses) from investment activities	(0.36)	0.11	0.11	(0.17)	(0.07)	0.05
Net increase (decrease) from operations	(0.11)	0.62	0.57	0.24	0.30	0.38
Dividends from net investment income	(0.25)	(0.50)	(0.46)	(0.41)	(0.37)	(0.33)
Net asset value, end of period	$11.15	$11.51	$11.39	$11.28	$11.45	$11.52
Total investment return[2]	(0.88)%	5.52%	5.17%	2.17%	2.66%	3.36%
Ratios/supplemental data:
Net assets, end of period (000's)	$342,654	$404,407	$381,254	$346,298	$313,031	$261,390
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%	0.80%[4]	0.80%	0.80%	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.73%[3]	0.77%	0.80%	0.81%	0.82%	0.84%
Net investment income to average net assets	4.46%[3]	4.35%	4.07%[4]	3.64%	3.22%	2.81%
Portfolio turnover	158%	387%	255%	349%	221%	299%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.75	$13.25	$13.26	$13.89	$13.88	$13.44
Net investment income[1]	0.31	0.61	0.56	0.60	0.45	0.36
Net realized and unrealized gains (losses) from investment activities	(0.39)	0.51	0.00 [2]	(0.59)	0.35	0.44
Net increase (decrease) from operations	(0.08)	1.12	0.56	0.01	0.80	0.80
Dividends from net investment income	(0.44)	(0.62)	(0.55)	(0.62)	(0.46)	(0.36)
Distributions from net realized gains from investment activities	(0.92)	—	—	—	(0.33)	—
Returns of capital	—	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(1.36)	(0.62)	(0.57)	(0.64)	(0.79)	(0.36)
Net asset value, end of period	$12.31	$13.75	$13.25	$13.26	$13.89	$13.88
Total investment return[3]	(0.48)%	8.42%	4.32%	0.06%	5.88%	6.00%
Ratios/supplemental data:
Net assets, end of period (000's)	$28,406	$27,180	$21,711	$20,735	$23,269	$24,587
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.06%[4,5]	1.06%	1.15%[6]	1.20%[6]	1.23%[6]	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.06%[4,5]	1.13%	1.15%	1.20%	1.23%	1.25%
Net investment income to average net assets	4.76%[4]	4.40%	4.17%[6]	4.46%[6]	3.20%[6]	2.56%
Portfolio turnover	85%	236%	188%	196%	147%	185%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  During the periods noted, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waivers/reimbursements represent less than 0.01%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.75	$13.25	$13.26	$13.88	$13.88	$13.44
Net investment income[1]	0.24	0.48	0.44	0.48	0.33	0.25
Net realized and unrealized gains (losses) from investment activities	(0.38)	0.53	0.01	(0.56)	0.36	0.45
Net increase (decrease) from operations	(0.14)	1.01	0.45	(0.08)	0.69	0.70
Dividends from net investment income	(0.39)	(0.51)	(0.44)	(0.52)	(0.36)	(0.26)
Distributions from net realized gains from investment activities	(0.92)	—	—	—	(0.33)	—
Returns of capital	—	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(1.31)	(0.51)	(0.46)	(0.54)	(0.69)	(0.26)
Net asset value, end of period	$12.30	$13.75	$13.25	$13.26	$13.88	$13.88
Total investment return[3]	(0.91)%	7.58%	3.55%	(0.68)%	5.06%	5.22%
Ratios/supplemental data:
Net assets, end of period (000's)	$305	$142	$456	$1,098	$2,175	$5,190
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.81%[4]	1.81%	1.93%[5]	1.93%	1.94%	1.94%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.94%[4]	2.03%	1.93%[5]	1.98%	1.96%	1.95%
Net investment income to average net assets	4.02%[4]	3.59%	3.36%	3.64%	2.45%	1.83%
Portfolio turnover	85%	236%	188%	196%	147%	185%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.75	$13.26	$13.26	$13.89	$13.88	$13.44
Net investment income[1]	0.28	0.54	0.50	0.54	0.38	0.29
Net realized and unrealized gains (losses) from investment activities	(0.39)	0.50	0.00 [2]	(0.60)	0.35	0.44
Net increase (decrease) from operations	(0.11)	1.04	0.50	(0.06)	0.73	0.73
Dividends from net investment income	(0.41)	(0.55)	(0.48)	(0.55)	(0.39)	(0.29)
Distributions from net realized gains from investment activities	(0.92)	—	—	—	(0.33)	—
Returns of capital	—	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(1.33)	(0.55)	(0.50)	(0.57)	(0.72)	(0.29)
Net asset value, end of period	$12.31	$13.75	$13.26	$13.26	$13.89	$13.88
Total investment return[3]	(0.73)%	7.79%	3.87%	(0.43)%	5.38%	5.49%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,405	$5,592	$5,531	$6,280	$8,082	$8,960
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.56%[4,5]	1.56%	1.63%	1.68%[5]	1.70%[5]	1.70%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.56%[4]	1.61%	1.63%	1.68%	1.70%	1.71%
Net investment income to average net assets	4.27%[4,5]	3.90%	3.69%	3.97%[5]	2.73%[5]	2.08%
Portfolio turnover	85%	236%	188%	196%	147%	185%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.74	$13.25	$13.26	$13.88	$13.87	$13.43
Net investment income[1]	0.34	0.66	0.61	0.65	0.51	0.40
Net realized and unrealized gains (losses) from investment activities	(0.39)	0.49	(0.01)	(0.59)	0.34	0.44
Net increase (decrease) from operations	(0.05)	1.15	0.60	0.06	0.85	0.84
Dividends from net investment income	(0.47)	(0.66)	(0.59)	(0.66)	(0.51)	(0.40)
Distributions from net realized gains from investment activities	(0.92)	—	—	—	(0.33)	—
Returns of capital	—	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(1.39)	(0.66)	(0.61)	(0.68)	(0.84)	(0.40)
Net asset value, end of period	$12.30	$13.74	$13.25	$13.26	$13.88	$13.87
Total investment return[3]	(0.30)%	8.67%	4.76%	0.41%	6.25%	6.27%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,662	$3,045	$1,208	$716	$959	$527
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.70%[4]	0.78%	0.79%	0.85%	0.89%[5]	0.96%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.70%[4]	0.78%	0.79%	0.85%	0.89%	0.96%
Net investment income to average net assets	5.10%[4]	4.71%	4.55%	4.79%	3.58%[5]	2.81%[5]
Portfolio turnover	85%	236%	188%	196%	147%	185%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.74	$13.25	$13.26	$13.88	$13.88	$13.44
Net investment income[1]	0.33	0.64	0.59	0.64	0.49	0.42
Net realized and unrealized gains (losses) from investment activities	(0.39)	0.50	0.00 [2]	(0.59)	0.34	0.42
Net increase (decrease) from operations	(0.06)	1.14	0.59	0.05	0.83	0.84
Dividends from net investment income	(0.46)	(0.65)	(0.58)	(0.65)	(0.50)	(0.40)
Distributions from net realized gains from investment activities	(0.92)	—	—	—	(0.33)	—
Returns of capital	—	—	(0.02)	(0.02)	—	—
Total dividends, distributions and returns of capital	(1.38)	(0.65)	(0.60)	(0.67)	(0.83)	(0.40)
Net asset value, end of period	$12.30	$13.74	$13.25	$13.26	$13.88	$13.88
Total investment return[3]	(0.36)%	8.62%	4.63%	0.34%	6.13%	6.31%
Ratios/supplemental data:
Net assets, end of period (000's)	$626,426	$785,267	$679,623	$539,286	$429,250	$347,091
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.81%[4]	0.81%	0.93%[5]	0.93%	0.93%	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.85%[4]	0.89%	0.93%	0.98%	0.98%	0.99%
Net investment income to average net assets	4.99%[4]	4.65%	4.40%[5]	4.77%	3.51%	2.85%
Portfolio turnover	85%	236%	188%	196%	147%	185%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.15	$12.22	$12.27	$12.49	$12.56	$12.56
Net investment income	0.21 [1]	0.41 [1]	0.40 [1]	0.39 [1]	0.40 [1]	0.39
Net realized and unrealized gains (losses) from investment activities	0.20	(0.07)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.41	0.34	0.35	0.17	0.33	0.39
Dividends from net investment income	(0.21)	(0.41)	(0.40)	(0.39)	(0.40)	(0.39)
Net asset value, end of period	$12.35	$12.15	$12.22	$12.27	$12.49	$12.56
Total investment return[3]	3.42%	2.81%	2.84%	1.42%	2.61%	3.09%
Ratios/supplemental data:
Net assets, end of period (000's)	$85,159	$87,036	$90,219	$99,169	$115,286	$131,888
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[4]	0.93%	1.01%	0.99%	0.96%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%[4]	1.01%	1.02%	1.04%	1.03%	1.08%
Net investment income to average net assets	3.42%[4]	3.34%	3.21%	3.19%	3.12%	3.03%
Portfolio turnover	10%	16%	48%	27%	35%	46%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.16	$12.23	$12.27	$12.49	$12.56	$12.56
Net investment income	0.16 [1]	0.31 [1]	0.30 [1]	0.29 [1]	0.30 [1]	0.30
Net realized and unrealized gains (losses) from investment activities	0.19	(0.06)	(0.04)	(0.21)	(0.07)	(0.01)
Net increase from operations	0.35	0.25	0.26	0.08	0.23	0.29
Dividends from net investment income	(0.16)	(0.32)	(0.30)	(0.30)	(0.30)	(0.29)
Net asset value, end of period	$12.35	$12.16	$12.23	$12.27	$12.49	$12.56
Total investment return[3]	2.93%	2.05%	2.10%	0.65%	1.82%	2.31%
Ratios/supplemental data:
Net assets, end of period (000's)	$141	$196	$259	$985	$2,665	$4,861
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[4]	1.68%	1.76%	1.74%	1.71%	1.71%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.72%[4]	1.89%	1.78%	1.80%	1.79%	1.83%
Net investment income to average net assets	2.68%[4]	2.57%	2.44%	2.43%	2.37%	2.28%
Portfolio turnover	10%	16%	48%	27%	35%	46%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.16	$12.22	$12.27	$12.49	$12.56	$12.56
Net investment income	0.18 [1]	0.35 [1]	0.33 [1]	0.33 [1]	0.33 [1]	0.32
Net realized and unrealized gains (losses) from investment activities	0.19	(0.06)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.37	0.29	0.28	0.11	0.26	0.32
Dividends from net investment income	(0.18)	(0.35)	(0.33)	(0.33)	(0.33)	(0.32)
Net asset value, end of period	$12.35	$12.16	$12.22	$12.27	$12.49	$12.56
Total investment return[3]	3.08%	2.38%	2.32%	0.91%	2.07%	2.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$15,455	$13,905	$14,777	$17,315	$21,291	$25,191
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%[4]	1.43%	1.51%	1.50%	1.48%	1.48%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.46%[4]	1.52%	1.53%	1.55%	1.55%	1.59%
Net investment income to average net assets	2.92%[4]	2.84%	2.71%	2.68%	2.61%	2.51%
Portfolio turnover	10%	16%	48%	27%	35%	46%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.16	$12.23	$12.28	$12.49	$12.56	$12.56
Net investment income	0.22 [1]	0.44 [1]	0.43 [1]	0.43 [1]	0.42 [1]	0.41
Net realized and unrealized gains (losses) from investment activities	0.19	(0.07)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.41	0.37	0.38	0.21	0.35	0.41
Dividends from net investment income	(0.22)	(0.44)	(0.43)	(0.42)	(0.42)	(0.41)
Net asset value, end of period	$12.35	$12.16	$12.23	$12.28	$12.49	$12.56
Total investment return[3]	3.46%	3.05%	3.09%	1.75%	2.83%	3.29%
Ratios/supplemental data:
Net assets, end of period (000's)	$143	$136	$137	$176	$186	$200
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%[4]	0.68%	0.76%	0.75%	0.74%	0.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.75%[4]	0.96%	0.83%	0.84%	0.85%	0.90%
Net investment income to average net assets	3.67%[4]	3.59%	3.46%	3.44%	3.35%	3.26%
Portfolio turnover	10%	16%	48%	27%	35%	46%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.16	$12.22	$12.27	$12.49	$12.56	$12.56
Net investment income	0.22 [1]	0.44 [1]	0.43 [1]	0.42 [1]	0.42 [1]	0.41
Net realized and unrealized gains (losses) from investment activities	0.19	(0.06)	(0.05)	(0.22)	(0.07)	0.00 [2]
Net increase from operations	0.41	0.38	0.38	0.20	0.35	0.41
Dividends from net investment income	(0.22)	(0.44)	(0.43)	(0.42)	(0.42)	(0.41)
Net asset value, end of period	$12.35	$12.16	$12.22	$12.27	$12.49	$12.56
Total investment return[3]	3.46%	3.14%	3.10%	1.66%	2.81%	3.29%
Ratios/supplemental data:
Net assets, end of period (000's)	$209,906	$242,033	$194,370	$140,320	$111,908	$94,445
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%[4]	0.68%	0.76%	0.76%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.73%[4]	0.79%	0.81%	0.84%	0.82%	0.88%
Net investment income to average net assets	3.67%[4]	3.59%	3.47%	3.43%	3.33%	3.24%
Portfolio turnover	10%	16%	48%	27%	35%	46%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.84	$11.38	$11.20	$11.76	$11.74	$11.78
Net investment income[2]	0.16	0.25	0.25	0.25	0.24	0.22
Net realized and unrealized gains (losses) from investment activities	(1.20)	1.14	0.23	(0.06)	0.52	0.70
Net increase (decrease) from operations	(1.04)	1.39	0.48	0.19	0.76	0.92
Dividends from net investment income	(0.28)	(0.93)	(0.30)	(0.57)	(0.72)	(0.96)
Distributions from net realized gains from investment activities	—	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.28)	(0.93)	(0.30)	(0.75)	(0.74)	(0.96)
Net asset value, end of period	$10.52	$11.84	$11.38	$11.20	$11.76	$11.74
Total investment return[3]	(8.82)%	12.76%	4.36%	1.86%	6.33%	7.76%
Ratios/supplemental data:
Net assets, end of period (000's)	$97,728	$118,784	$111,910	$124,045	$144,325	$159,669
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.25%[4,5]	1.25%	1.37%	1.37%	1.37%[6]	1.36%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.31%[4]	1.35%	1.37%	1.40%	1.41%[6]	1.45%
Net investment income to average net assets	2.95%[4,5]	2.07%	2.23%	2.25%	1.98%	1.83%
Portfolio turnover	22%	65%	111%	175%	260%	244%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.87	$11.40	$11.22	$11.78	$11.76	$11.80
Net investment income[2]	0.12	0.15	0.16	0.17	0.15	0.13
Net realized and unrealized gains (losses) from investment activities	(1.20)	1.16	0.24	(0.06)	0.52	0.70
Net increase (decrease) from operations	(1.08)	1.31	0.40	0.11	0.67	0.83
Dividends from net investment income	(0.24)	(0.84)	(0.22)	(0.49)	(0.63)	(0.87)
Distributions from net realized gains from investment activities	—	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.24)	(0.84)	(0.22)	(0.67)	(0.65)	(0.87)
Net asset value, end of period	$10.55	$11.87	$11.40	$11.22	$11.78	$11.76
Total investment return[3]	(9.09)%	11.89%	3.57%	1.08%	5.52%	6.94%
Ratios/supplemental data:
Net assets, end of period (000's)	$250	$505	$723	$878	$1,450	$1,907
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.00%[4]	2.00%	2.13%	2.12%	2.12%[6]	2.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%[4]	2.15%	2.13%	2.16%	2.17%[6]	2.21%
Net investment income to average net assets	2.19%[4]	1.31%	1.47%	1.50%	1.22%	1.08%
Portfolio turnover	22%	65%	111%	175%	260%	244%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.85	$11.38	$11.20	$11.76	$11.74	$11.78
Net investment income[2]	0.13	0.19	0.20	0.20	0.18	0.16
Net realized and unrealized gains (losses) from investment activities	(1.21)	1.15	0.23	(0.06)	0.53	0.70
Net increase (decrease) from operations	(1.08)	1.34	0.43	0.14	0.71	0.86
Dividends from net investment income	(0.25)	(0.87)	(0.25)	(0.52)	(0.67)	(0.90)
Distributions from net realized gains from investment activities	—	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.25)	(0.87)	(0.25)	(0.70)	(0.69)	(0.90)
Net asset value, end of period	$10.52	$11.85	$11.38	$11.20	$11.76	$11.74
Total investment return[3]	(9.04)%	12.20%	3.86%	1.35%	5.82%	7.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,625	$7,161	$6,347	$7,499	$8,736	$8,754
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.75%[4,5]	1.75%	1.85%	1.87%	1.86%[6]	1.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.81%[4]	1.84%	1.85%	1.89%	1.92%[6]	1.93%
Net investment income to average net assets	2.45%[4,5]	1.57%	1.74%	1.75%	1.50%	1.34%
Portfolio turnover	22%	65%	111%	175%	260%	244%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.83	$11.36	$11.19	$11.75	$11.73	$11.78
Net investment income[2]	0.18	0.29	0.29	0.29	0.28	0.26
Net realized and unrealized gains (losses) from investment activities	(1.20)	1.15	0.22	(0.06)	0.52	0.69
Net increase (decrease) from operations	(1.02)	1.44	0.51	0.23	0.80	0.95
Dividends from net investment income	(0.30)	(0.97)	(0.34)	(0.61)	(0.76)	(1.00)
Distributions from net realized gains from investment activities	—	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.30)	(0.97)	(0.34)	(0.79)	(0.78)	(1.00)
Net asset value, end of period	$10.51	$11.83	$11.36	$11.19	$11.75	$11.73
Total investment return[3]	(8.66)%	13.16%	4.67%	2.21%	6.67%	8.01%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,653	$10,253	$7,113	$7,077	$9,285	$9,673
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.87%[4]	0.93%	1.03%[5]	1.05%[5]	1.06%[5,6]	1.05%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.92%[4]	0.99%	1.03%	1.05%	1.06%[6]	1.08%
Net investment income to average net assets	3.38%[4]	2.40%	2.58%[5]	2.57%[5]	2.30%[5]	2.14%
Portfolio turnover	22%	65%	111%	175%	260%	244%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.84	$11.38	$11.20	$11.76	$11.74	$11.78
Net investment income[2]	0.17	0.28	0.28	0.28	0.27	0.25
Net realized and unrealized gains (losses) from investment activities	(1.20)	1.14	0.23	(0.06)	0.52	0.70
Net increase (decrease) from operations	(1.03)	1.42	0.51	0.22	0.79	0.95
Dividends from net investment income	(0.29)	(0.96)	(0.33)	(0.60)	(0.75)	(0.99)
Distributions from net realized gains from investment activities	—	—	—	(0.18)	(0.02)	—
Total dividends and distributions	(0.29)	(0.96)	(0.33)	(0.78)	(0.77)	(0.99)
Net asset value, end of period	$10.52	$11.84	$11.38	$11.20	$11.76	$11.74
Total investment return[3]	(8.63)%	12.95%	4.62%	2.11%	6.58%	8.02%
Ratios/supplemental data:
Net assets, end of period (000's)	$385,577	$534,097	$440,787	$349,676	$274,572	$203,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.00%[4]	1.00%	1.13%	1.13%	1.14%[5]	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.15%[4]	1.18%	1.22%	1.27%	1.29%[5]	1.32%
Net investment income to average net assets	3.20%[4]	2.32%	2.49%	2.49%	2.25%	2.07%
Portfolio turnover	22%	65%	111%	175%	260%	244%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A				Class C
	For the six months ended January 31, 2009	For the years ended July 31,		For the period ended July 31,	For the period ended January 31, 2009[2]
	(unaudited)	2008	2007	2006[1]	(unaudited)
Net asset value, beginning of period	$9.04	$9.60	$9.81	$9.95	$7.49
Net investment income[6]	0.32	0.60	0.60	0.11	0.01
Net realized and unrealized gains (losses) from investment activities	(1.48)	(0.54)	(0.23)	(0.10)	0.01
Net increase (decrease) from operations	(1.16)	0.06	0.37	0.01	0.02
Dividends from net investment income	(0.43)	(0.59)	(0.58)	(0.15)	(0.06)
Distributions from net realized gains from investment activities	—	(0.01)	—	—	—
Return of capital	—	(0.02)	—	—	—
Total dividends, distributions and return of capital	(0.43)	(0.62)	(0.58)	(0.15)	(0.06)
Net asset value, end of period	$7.45	$9.04	$9.60	$9.81	$7.45
Total investment return[7]	(12.61)%	0.58%	3.66%	0.15%	0.25%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,335	$2,181	$741	$345	$124
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.35%[8]	1.35%	1.35%	1.35%[8]	1.85%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.48%[8]	1.59%	1.96%	7.56%[8]	1.92%[8]
Net investment income to average net assets	8.40%[8]	6.43%	5.96%	6.04%[8]	7.20%[8]
Portfolio turnover	18%	25%	26%	39%	18%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period January 21, 2009 (commencement of issuance) through January 31, 2009.

3  For the period December 26, 2008 (recommencement of issuance) through January 31, 2009.

4  For the period April 3, 2006 (commencement of issuance) through July 24, 2006. There were no shares outstanding from July 25, 2006 through December 25, 2008.

5  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

See accompanying notes to financial statements

	Class Y		Class P
	For the period ended January 31, 2009[3]	For the period ended July 24,	For the six months ended January 31, 2009	For the years ended July 31,		For the period ended July 31,
	(unaudited)	2006[4]	(unaudited)	2008	2007	2006[5]
Net asset value, beginning of period	$6.83	$10.00	$9.04	$9.61	$9.81	$9.95
Net investment income[6]	0.07	0.17	0.34	0.63	0.62	0.14
Net realized and unrealized gains (losses) from investment activities	0.63	(0.22)	(1.48)	(0.56)	(0.22)	(0.09)
Net increase (decrease) from operations	0.70	(0.05)	(1.14)	0.07	0.40	0.05
Dividends from net investment income	(0.06)	(0.14)	(0.44)	(0.61)	(0.60)	(0.19)
Distributions from net realized gains from investment activities	—	—	—	(0.01)	—	—
Return of capital	—	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.06)	(0.14)	(0.44)	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$7.47	$9.81	$7.46	$9.04	$9.61	$9.81
Total investment return[7]	10.25%	(0.45)%	(12.50)%	0.71%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$6	$—	$116,529	$142,985	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10%[8]	1.10%[8]	1.10%[8]	1.10%	1.10%	1.10%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.28%[8]	2.32%[8]	1.32%[8]	1.31%	1.72%	8.16%[8]
Net investment income to average net assets	9.17%[8]	5.94%[8]	8.49%[8]	6.68%	6.24%	6.34%[8]
Portfolio turnover	18%	39%	18%	25%	26%	39%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$16.67	$22.41	$22.35	$20.64	$17.56	$15.39
Net investment income	0.11 [2]	0.25 [2]	0.23 [2]	0.22 [2]	0.22 [2]	0.18
Net realized and unrealized gains (losses) from investment activities	(5.98)	(3.34)	2.80	2.16	3.06	2.13
Net increase (decrease) from operations	(5.87)	(3.09)	3.03	2.38	3.28	2.31
Dividends from net investment income	(0.26)	(0.11)	(0.23)	(0.20)	(0.20)	(0.14)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(0.26)	(2.65)	(2.97)	(0.67)	(0.20)	(0.14)
Net asset value, end of period	$10.54	$16.67	$22.41	$22.35	$20.64	$17.56
Total investment return[3]	(35.34)%	(15.56)%	13.94%	11.77%	18.78%	15.06%
Ratios/supplemental data:
Net assets, end of period (000's)	$127,126	$217,986	$291,942	$292,632	$306,916	$305,359
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.22%[4]	1.09%	1.08%	1.14%[5]	1.15%[5]	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%[4]	1.22%	1.21%	1.27%	1.27%	1.31%
Net investment income to average net assets	1.66%[4]	1.26%	0.99%	1.03%[5]	1.16%[5]	0.98%
Portfolio turnover	48%	161%	105%	95%	74%	73%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$16.62	$22.43	$22.34	$20.62	$17.50	$15.34
Net investment income	0.06 [2]	0.06 [2]	0.04 [2]	0.03 [2]	0.07 [2]	0.02
Net realized and unrealized gains (losses) from investment activities	(5.97)	(3.33)	2.79	2.16	3.05	2.14
Net increase (decrease) from operations	(5.91)	(3.27)	2.83	2.19	3.12	2.16
Dividends from net investment income	(0.10)	—	—	—	—	—
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(0.10)	(2.54)	(2.74)	(0.47)	—	—
Net asset value, end of period	$10.61	$16.62	$22.43	$22.34	$20.62	$17.50
Total investment return[3]	(35.63)%	(16.38)%	13.00%	10.77%	17.83%	14.08%
Ratios/supplemental data:
Net assets, end of period (000's)	$463	$765	$1,872	$5,289	$8,554	$23,273
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[4]	2.02%	1.98%	2.00%	2.02%[5]	2.04%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.28%[4]	2.16%	2.11%	2.13%	2.13%	2.14%
Net investment income to average net assets	0.83%[4]	0.29%	0.18%	0.16%	0.36%[5]	0.16%[5]
Portfolio turnover	48%	161%	105%	95%	74%	73%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$16.59	$22.36	$22.29	$20.58	$17.50	$15.34
Net investment income	0.06 [2]	0.09 [2]	0.05 [2]	0.05 [2]	0.07 [2]	0.03
Net realized and unrealized gains (losses) from investment activities	(5.97)	(3.32)	2.80	2.15	3.05	2.14
Net increase (decrease) from operations	(5.91)	(3.23)	2.85	2.20	3.12	2.17
Dividends from net investment income	(0.12)	—	(0.04)	(0.02)	(0.04)	(0.01)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(0.12)	(2.54)	(2.78)	(0.49)	(0.04)	(0.01)
Net asset value, end of period	$10.56	$16.59	$22.36	$22.29	$20.58	$17.50
Total investment return[3]	(35.67)%	(16.24)%	13.11%	10.86%	17.87%	14.14%
Ratios/supplemental data:
Net assets, end of period (000's)	$14,440	$24,765	$35,110	$36,374	$40,113	$41,701
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[4]	1.88%	1.86%	1.93%[5]	1.94%[5]	2.00%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.03%[4]	2.01%	2.00%	2.06%	2.06%	2.10%
Net investment income to average net assets	0.86%[4]	0.47%	0.21%	0.24%[5]	0.38%[5]	0.19%[5]
Portfolio turnover	48%	161%	105%	95%	74%	73%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$16.75	$22.51	$22.45	$20.70	$17.60	$15.41
Net investment income	0.14 [2]	0.32 [2]	0.30 [2]	0.30 [2]	0.28 [2]	0.24
Net realized and unrealized gains (losses) from investment activities	(6.02)	(3.35)	2.82	2.17	3.07	2.14
Net increase (decrease) from operations	(5.88)	(3.03)	3.12	2.47	3.35	2.38
Dividends from net investment income	(0.32)	(0.19)	(0.32)	(0.25)	(0.25)	(0.19)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(0.32)	(2.73)	(3.06)	(0.72)	(0.25)	(0.19)
Net asset value, end of period	$10.55	$16.75	$22.51	$22.45	$20.70	$17.60
Total investment return[3]	(35.25)%	(15.30)%	14.36%	12.20%	19.17%	15.49%
Ratios/supplemental data:
Net assets, end of period (000's)	$20,477	$33,809	$45,177	$43,234	$42,046	$37,336
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.84%[4]	0.76%	0.74%	0.77%	0.83%[5]	0.85%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.84%[4]	0.89%	0.88%	0.90%	0.95%	0.95%
Net investment income to average net assets	2.04%[4]	1.59%	1.32%	1.40%	1.48%[5]	1.33%[5]
Portfolio turnover	48%	161%	105%	95%	74%	73%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006	2005	2004
Net asset value, beginning of period	$16.69	$22.44	$22.38	$20.66	$17.58	$15.40
Net investment income	0.13 [2]	0.30 [2]	0.28 [2]	0.28 [2]	0.26 [2]	0.19
Net realized and unrealized gains (losses) from investment activities	(5.99)	(3.34)	2.82	2.16	3.07	2.18
Net increase (decrease) from operations	(5.86)	(3.04)	3.10	2.44	3.33	2.37
Dividends from net investment income	(0.31)	(0.17)	(0.30)	(0.25)	(0.25)	(0.19)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—	—
Total dividends and distributions	(0.31)	(2.71)	(3.04)	(0.72)	(0.25)	(0.19)
Net asset value, end of period	$10.52	$16.69	$22.44	$22.38	$20.66	$17.58
Total investment return[3]	(35.26)%	(15.39)%	14.26%	12.07%	19.03%	15.40%
Ratios/supplemental data:
Net assets, end of period (000's)	$690,647	$1,159,915	$1,306,425	$1,078,221	$837,901	$598,934
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.97%[4]	0.85%	0.83%	0.86%	0.91%[5]	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.97%[4]	0.98%	0.96%	0.99%	1.03%	1.06%
Net investment income to average net assets	1.90%[4]	1.51%	1.23%	1.30%	1.38%[5]	1.21%
Portfolio turnover	48%	161%	105%	95%	74%	73%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of period	$16.67	$18.18	$15.75	$15.83	$13.50	$12.78
Net investment income (loss)[3]	0.01	0.00 [4]	(0.02)	(0.03)	(0.02)	(0.07)
Net realized and unrealized gains (losses) from investment activities	(5.74)	(1.03)	2.45	(0.05)	2.35	0.79
Net increase (decrease) from operations	(5.73)	(1.03)	2.43	(0.08)	2.33	0.72
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—	—	—
Net asset value, end of period	$10.87	$16.67	$18.18	$15.75	$15.83	$13.50
Total investment return[5]	(34.41)%	(5.94)%	15.43%	(0.51)%	17.26%	5.63%
Ratios/supplemental data:
Net assets, end of period (000's)	$47,548	$77,628	$80,334	$82,201	$95,264	$98,710
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.25%[6]	1.20%	1.20%	1.23%	1.28%[7]	1.30%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.29%[6]	1.25%	1.25%	1.28%	1.32%	1.36%
Net investment income (loss) to average net assets	0.20%[6]	0.00%[8]	(0.10)%	(0.18)%	(0.11)%[7]	(0.48)%[7]
Portfolio turnover	47%	120%	95%	64%	79%	82%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Amount represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

8  Amount represents less than 0.005%.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of period	$15.62	$17.22	$15.05	$15.25	$13.12	$12.53
Net investment income (loss)[3]	(0.04)	(0.14)	(0.15)	(0.16)	(0.13)	(0.18)
Net realized and unrealized gains (losses) from investment activities	(5.37)	(0.98)	2.32	(0.04)	2.26	0.77
Net increase (decrease) from operations	(5.41)	(1.12)	2.17	(0.20)	2.13	0.59
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—	—	—
Net asset value, end of period	$10.14	$15.62	$17.22	$15.05	$15.25	$13.12
Total investment return[5]	(34.68)%	(6.81)%	14.42%	(1.31)%	16.24%	4.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$169	$371	$643	$1,450	$3,185	$6,038
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[6]	2.05%	2.05%	2.10%	2.16%	2.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.32%[6]	2.24%	2.24%	2.27%	2.27%	2.27%
Net investment income (loss) to average net assets	(0.60)%[6]	(0.85)%	(0.90)%	(1.09)%	(0.98)%	(1.35)%
Portfolio turnover	47%	120%	95%	64%	79%	82%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of period	$15.66	$17.26	$15.08	$15.27	$13.14	$12.54
Net investment income (loss)[3]	(0.04)	(0.14)	(0.16)	(0.16)	(0.13)	(0.17)
Net realized and unrealized gains (losses) from investment activities	(5.38)	(0.98)	2.34	(0.03)	2.26	0.77
Net increase (decrease) from operations	(5.42)	(1.12)	2.18	(0.19)	2.13	0.60
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—	—	—
Total dividends and distributions	(0.07)	(0.48)	—	—	—	—
Net asset value, end of period	$10.17	$15.66	$17.26	$15.08	$15.27	$13.14
Total investment return[4]	(34.65)%	(6.80)%	14.46%	(1.24)%	16.21%	4.78%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,704	$6,120	$7,488	$7,586	$9,944	$11,152
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[5]	2.04%[6]	2.05%[6]	2.07%[6]	2.11%[6]	2.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.18%[5]	2.09%	2.09%	2.12%	2.15%	2.19%
Net investment income (loss) to average net assets	(0.60)%[5]	(0.84)%[6]	(0.95)%[6]	(1.03)%[6]	(0.94)%[6]	(1.29)%
Portfolio turnover	47%	120%	95%	64%	79%	82%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of period	$17.03	$18.54	$16.05	$16.09	$13.67	$12.88
Net investment income (loss)[3]	0.04	0.07	0.05	0.03	0.04	(0.01)
Net realized and unrealized gains (losses) from investment activities	(5.87)	(1.05)	2.49	(0.04)	2.38	0.80
Net increase (decrease) from operations	(5.83)	(0.98)	2.54	(0.01)	2.42	0.79
Dividends from net investment income	(0.03)	(0.05)	(0.05)	(0.03)	—	—
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—	—	—
Total dividends and distributions	(0.10)	(0.53)	(0.05)	(0.03)	—	—
Net asset value, end of period	$11.10	$17.03	$18.54	$16.05	$16.09	$13.67
Total investment return[4]	(34.26)%	(5.64)%	15.90%	(0.10)%	17.70%	6.13%
Ratios/supplemental data:
Net assets, end of period (000's)	$14,386	$23,263	$26,125	$22,668	$25,014	$22,647
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.83%[5]	0.82%	0.82%	0.85%[6]	0.85%	0.89%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%[5]	0.87%	0.86%	0.89%	0.90%	0.93%
Net investment income (loss) to average net assets	0.62%[5]	0.38%	0.27%	0.20%[6]	0.30%	(0.07)%
Portfolio turnover	47%	120%	95%	64%	79%	82%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007[2]	2006	2005	2004
Net asset value, beginning of period	$16.94	$18.45	$15.97	$16.02	$13.62	$12.85
Net investment income (loss)[3]	0.03	0.05	0.03	0.02	0.03	(0.02)
Net realized and unrealized gains (losses) from investment activities	(5.83)	(1.04)	2.49	(0.05)	2.37	0.79
Net increase (decrease) from operations	(5.80)	(0.99)	2.52	(0.03)	2.40	0.77
Dividends from net investment income	(0.02)	(0.04)	(0.04)	(0.02)	—	—
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—	—	—
Total dividends and distributions	(0.09)	(0.52)	(0.04)	(0.02)	—	—
Net asset value, end of period	$11.05	$16.94	$18.45	$15.97	$16.02	$13.62
Total investment return[4]	(34.29)%	(5.68)%	15.76%	(0.20)%	17.62%	5.99%
Ratios/supplemental data:
Net assets, end of period (000's)	$733,713	$1,230,206	$1,231,468	$945,358	$780,687	$546,373
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%[5]	0.91%	0.91%	0.95%[6]	0.97%[6]	1.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.00%[5]	0.96%	0.95%	1.00%	1.01%	1.05%
Net investment income (loss) to average net assets	0.49%[5]	0.29%	0.17%	0.12%[6]	0.18%[6]	(0.18)%
Portfolio turnover	47%	120%	95%	64%	79%	82%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of period	$14.27	$19.29	$17.07	$21.80	$19.63	$16.49
Net investment income (loss)[2]	0.04	0.06	0.01	(0.03)	(0.05)	(0.07)
Net realized and unrealized gains (losses) from investment activities	(5.25)	(3.01)	2.97	(0.82)	4.27	3.21
Net increase (decrease) from operations	(5.21)	(2.95)	2.98	(0.85)	4.22	3.14
Dividends from net investment income	(0.08)	(0.00)[4]	—	—	—	—
Distributions from net realized gains from investment activities	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(0.08)	(2.07)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of period	$8.98	$14.27	$19.29	$17.07	$21.80	$19.63
Total investment return[5]	(36.55)%	(16.25)%	17.70%	(4.10)%	22.35%	19.04%
Ratios/supplemental data:
Net assets, end of period (000's)	$20,602	$37,185	$47,845	$45,583	$55,299	$50,786
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35%[6]	1.29%	1.27%	1.30%	1.33%[7]	1.36%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.36%[6]	1.29%	1.27%	1.30%	1.33%	1.36%
Net investment income (loss) to average net assets	0.71%[6]	0.34%	0.05%	(0.16)%	(0.27)%[7]	(0.38)%[7]
Portfolio turnover	27%	43%	59%	81%	55%	36%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continues to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

2  Calculated using the average shares method.

3  Amount of loss represents less than $0.005 per share.

4  Amount of dividend or distribution paid represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of period	$13.12	$18.06	$16.15	$21.00	$19.12	$16.19
Net investment income (loss)[2]	(0.00)[3]	(0.08)	(0.14)	(0.18)	(0.21)	(0.21)
Net realized and unrealized gains (losses) from investment activities	(4.83)	(2.79)	2.81	(0.79)	4.14	3.14
Net increase (decrease) from operations	(4.83)	(2.87)	2.67	(0.97)	3.93	2.93
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of period	$8.29	$13.12	$18.06	$16.15	$21.00	$19.12
Total investment return[5]	(36.79)%	(16.99)%	16.77%	(4.93)%	21.38%	18.10%
Ratios/supplemental data:
Net assets, end of period (000's)	$131	$333	$1,006	$1,859	$4,373	$6,683
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%[6]	2.16%	2.13%	2.14%[7]	2.14%[7]	2.16%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.44%[6]	2.20%	2.13%	2.14%	2.14%	2.16%
Net investment income (loss) to average net assets	(0.09)%[6]	(0.53)%	(0.80)%	(0.97)%[7]	(1.09)%[7]	(1.19)%[7]
Portfolio turnover	27%	43%	59%	81%	55%	36%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of period	$13.18	$18.12	$16.19	$21.03	$19.13	$16.19
Net investment income (loss)[2]	(0.00)[3]	(0.06)	(0.13)	(0.17)	(0.20)	(0.21)
Net realized and unrealized gains (losses) from investment activities	(4.85)	(2.81)	2.82	(0.79)	4.15	3.15
Net increase (decrease) from operations	(4.85)	(2.87)	2.69	(0.96)	3.95	2.94
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of period	$8.33	$13.18	$18.12	$16.19	$21.03	$19.13
Total investment return[5]	(36.78)%	(16.93)%	16.85%	(4.86)%	21.48%	18.16%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,762	$8,400	$11,964	$11,552	$14,515	$13,548
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.12%[6,7]	2.06%	2.04%	2.08%	2.08%[8]	2.13%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.12%[6,7]	2.06%	2.04%	2.08%	2.08%	2.13%
Net investment income (loss) to average net assets	(0.06)%[6]	(0.42)%	(0.71)%	(0.93)%	(1.03)%[8]	(1.15)%[8]
Portfolio turnover	27%	43%	59%	81%	55%	36%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continues to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

2  Calculated using the average shares method.

3  Amount of loss represents less than $0.005 per share.

4  Amount of distribution paid represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  During the period ended January 31, 2009, UBS Global Asset Management (Americas) Inc. waived a portion of its advisory and administration fees. The ratio excluding the waiver is the same since the fee waiver represents less than 0.005%.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of period	$14.64	$19.73	$17.39	$22.07	$19.78	$16.56
Net investment income (loss)[2]	0.07	0.11	0.07	0.03	0.02	(0.01)
Net realized and unrealized gains (losses) from investment activities	(5.39)	(3.07)	3.03	(0.83)	4.32	3.23
Net increase (decrease) from operations	(5.32)	(2.96)	3.10	(0.80)	4.34	3.22
Dividends from net investment income	(0.13)	(0.06)	—	—	—	—
Distributions from net realized gains from investment activities	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(0.13)	(2.13)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of period	$9.19	$14.64	$19.73	$17.39	$22.07	$19.78
Total investment return[5]	(36.38)%	(15.95)%	18.07%	(3.78)%	22.82%	19.44%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,523	$4,443	$5,980	$4,311	$4,994	$3,754
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.95%[6]	0.95%	0.94%	0.97%	0.98%[8]	1.04%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%[6]	0.95%	0.94%	0.97%	0.98%	1.04%
Net investment income (loss) to average net assets	1.12%[6]	0.68%	0.37%	0.17%	0.08%[8]	(0.05)%[8]
Portfolio turnover	27%	43%	59%	81%	55%	36%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008[1]	2007	2006[1]	2005	2004
Net asset value, beginning of period	$14.53	$19.60	$17.31	$22.02	$19.78	$16.58
Net investment income (loss)[2]	0.05	0.08	0.03	(0.00)[3]	(0.02)	(0.03)
Net realized and unrealized gains (losses) from investment activities	(5.35)	(3.05)	3.02	(0.83)	4.31	3.23
Net increase (decrease) from operations	(5.30)	(2.97)	3.05	(0.83)	4.29	3.20
Dividends from net investment income	(0.10)	(0.03)	—	—	—	—
Distributions from net realized gains from investment activities	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)	—
Total dividends and distributions	(0.10)	(2.10)	(0.76)	(3.88)	(2.05)	—
Net asset value, end of period	$9.13	$14.53	$19.60	$17.31	$22.02	$19.78
Total investment return[5]	(36.49)%	(16.13)%	17.86%	(3.95)%	22.55%	19.30%
Ratios/supplemental data:
Net assets, end of period (000's)	$248,393	$428,819	$483,873	$387,514	$366,083	$277,254
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%[6]	1.16%	1.16%[7]	1.16%	1.16%	1.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.29%[6]	1.18%	1.16%	1.18%	1.17%	1.20%
Net investment income (loss) to average net assets	0.90%[6]	0.48%	0.16%[7]	(0.03)%	(0.10)%	(0.17)%
Portfolio turnover	27%	43%	59%	81%	55%	36%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continues to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

2  Calculated using the average shares method.

3  Amount of loss represents less than $0.005 per share.

4  Amount of distribution paid represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of period	$13.06	$17.30	$14.45	$17.52	$14.08	$13.08
Net investment loss[3]	(0.02)	(0.11)	(0.12)	(0.12)	(0.14)	(0.13)
Net realized and unrealized gains (losses) from investment activities	(4.94)	(1.53)	3.40	(0.58)	3.64	1.13
Net increase (decrease) from operations	(4.96)	(1.64)	3.28	(0.70)	3.50	1.00
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of period	$8.10	$13.06	$17.30	$14.45	$17.52	$14.08
Total investment return[4]	(37.98)%	(11.39)%	23.00%	(4.22)%	24.91%	7.65%
Ratios/supplemental data:
Net assets, end of period (000's)	$23,331	$41,494	$49,562	$48,824	$60,328	$60,239
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.38%[5]	1.31%	1.30%	1.32%	1.33%[6]	1.37%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.38%[5]	1.31%	1.30%	1.32%	1.33%	1.37%
Net investment loss to average net assets	(0.32)%[5]	(0.70)%	(0.77)%	(0.78)%	(0.92)%[6]	(0.88)%[6]
Portfolio turnover	73%	128%	109%	134%	60%	85%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of period	$11.99	$16.22	$13.68	$16.86	$13.68	$12.82
Net investment loss[3]	(0.05)	(0.22)	(0.23)	(0.24)	(0.28)	(0.24)
Net realized and unrealized gains (losses) from investment activities	(4.53)	(1.41)	3.20	(0.57)	3.52	1.10
Net increase (decrease) from operations	(4.58)	(1.63)	2.97	(0.81)	3.24	0.86
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of period	$7.41	$11.99	$16.22	$13.68	$16.86	$13.68
Total investment return[4]	(38.20)%	(12.16)%	22.02%	(5.13)%	23.73%	6.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$69	$123	$310	$696	$1,915	$2,836
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[5]	2.13%	2.13%	2.19%	2.27%	2.23%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.66%[5]	2.43%	2.30%	2.27%	2.28%	2.24%
Net investment loss to average net assets	(1.08)%[5]	(1.52)%	(1.58)%	(1.62)%	(1.85)%	(1.74)%
Portfolio turnover	73%	128%	109%	134%	60%	85%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of period	$12.07	$16.30	$13.74	$16.90	$13.70	$12.83
Net investment income (loss)[3]	(0.05)	(0.21)	(0.24)	(0.24)	(0.26)	(0.24)
Net realized and unrealized gains (losses) from investment activities	(4.56)	(1.42)	3.23	(0.55)	3.52	1.11
Net increase (decrease) from operations	(4.61)	(1.63)	2.99	(0.79)	3.26	0.87
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of period	$7.46	$12.07	$16.30	$13.74	$16.90	$13.70
Total investment return[4]	(38.25)%	(12.08)%	22.14%	(4.98)%	23.84%	6.78%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,772	$4,991	$6,712	$6,709	$8,337	$8,850
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[5]	2.08%	2.08%	2.11%	2.15%[6]	2.16%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.17%[5]	2.08%	2.08%	2.11%	2.15%	2.16%
Net investment income (loss) to average net assets	(1.08)%[5]	(1.47)%	(1.55)%	(1.56)%	(1.74)%[6]	(1.68)%[6]
Portfolio turnover	73%	128%	109%	134%	60%	85%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of period	$13.47	$17.71	$14.72	$17.74	$14.21	$13.15
Net investment income (loss)[3]	0.01	(0.05)	(0.07)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gains (losses) from investment activities	(5.11)	(1.59)	3.49	(0.58)	3.68	1.13
Net increase (decrease) from operations	(5.10)	(1.64)	3.42	(0.65)	3.59	1.06
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of period	$8.37	$13.47	$17.71	$14.72	$17.74	$14.21
Total investment return[4]	(37.86)%	(11.09)%	23.54%	(3.86)%	25.32%	8.06%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,088	$5,671	$6,022	$4,279	$4,057	$2,980
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.94%[5]	0.94%	0.93%	0.95%	0.96%	0.97%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%[5]	0.94%	0.93%	0.95%	0.96%	0.97%
Net investment income (loss) to average net assets	0.11%[5]	(0.33)%	(0.41)%	(0.41)%	(0.55)%	(0.50)%[6]
Portfolio turnover	73%	128%	109%	134%	60%	85%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007[1]	2006[2]	2005	2004
Net asset value, beginning of period	$13.36	$17.61	$14.67	$17.72	$14.22	$13.18
Net investment loss[3]	(0.00)[4]	(0.08)	(0.10)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gains (losses) from investment activities	(5.07)	(1.57)	3.47	(0.58)	3.67	1.14
Net increase (decrease) from operations	(5.07)	(1.65)	3.37	(0.68)	3.56	1.04
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)	—
Net asset value, end of period	$8.29	$13.36	$17.61	$14.67	$17.72	$14.22
Total investment return[5]	(37.95)%	(11.22)%	23.28%	(4.05)%	25.08%	7.89%
Ratios/supplemental data:
Net assets, end of period (000's)	$259,837	$456,354	$500,929	$380,197	$356,839	$262,516
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%[6]	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.29%[6]	1.17%	1.16%	1.18%	1.18%	1.17%
Net investment loss to average net assets	(0.09)%[6]	(0.52)%	(0.60)%	(0.59)%	(0.72)%	(0.65)%
Portfolio turnover	73%	128%	109%	134%	60%	85%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average shares method.

4  Amount of loss represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of period	$16.17	$21.27	$19.03	$15.46	$12.96	$10.37
Net investment income (loss)[2]	0.08	0.41	0.29	0.30	0.21	0.04
Net realized and unrealized gains (losses) from investment activities	(6.63)	(2.99)	4.09	3.50	2.35	2.60
Net increase (decrease) from operations	(6.55)	(2.58)	4.38	3.80	2.56	2.64
Dividends from net investment income	(0.50)	(0.28)	(0.35)	(0.23)	(0.06)	(0.05)
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(0.50)	(2.52)	(2.14)	(0.23)	(0.06)	(0.05)
Net asset value, end of period	$9.12	$16.17	$21.27	$19.03	$15.46	$12.96
Total investment return[3]	(40.88)%	(13.73)%	24.14%	24.77%	19.78%	25.47%
Ratios/supplemental data:
Net assets, end of period (000's)	$57,762	$106,380	$130,966	$111,153	$97,046	$92,590
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.45%[4]	1.37%	1.38%	1.47%[5]	1.55%[5]	1.59%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.45%[4]	1.37%	1.38%	1.47%	1.55%	1.59%
Net investment income (loss) to average net assets	1.37%[4]	2.16%	1.42%	1.73%[5]	1.45%[5]	0.33%[5]
Portfolio turnover	28%	54%	61%	52%	39%	117%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of period	$15.79	$20.80	$18.60	$15.07	$12.71	$10.23
Net investment income (loss)[2]	0.03	0.17	0.07	0.12	0.05	(0.09)
Net realized and unrealized gains (losses) from investment activities	(6.52)	(2.88)	4.04	3.43	2.31	2.57
Net increase (decrease) from operations	(6.49)	(2.71)	4.11	3.55	2.36	2.48
Dividends from net investment income	(0.19)	(0.06)	(0.12)	(0.02)	—	—
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(0.19)	(2.30)	(1.91)	(0.02)	—	—
Net asset value, end of period	$9.11	$15.79	$20.80	$18.60	$15.07	$12.71
Total investment return[3]	(41.24)%	(14.57)%	23.03%	23.60%	18.57%	24.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$72	$186	$489	$740	$831	$976
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.40%[4]	2.31%	2.27%	2.45%[5]	2.55%[5]	2.63%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.66%[4]	2.31%	2.27%	2.45%	2.55%	2.64%
Net investment income (loss) to average net assets	0.49%[4]	0.89%	0.37%	0.73%[5]	0.39%[5]	(0.73)%
Portfolio turnover	28%	54%	61%	52%	39%	117%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of period	$15.79	$20.81	$18.65	$15.16	$12.76	$10.25
Net investment income (loss)[2]	0.03	0.25	0.12	0.14	0.09	(0.06)
Net realized and unrealized gains (losses) from investment activities	(6.49)	(2.92)	4.01	3.44	2.31	2.57
Net increase (decrease) from operations	(6.46)	(2.67)	4.13	3.58	2.40	2.51
Dividends from net investment income	(0.36)	(0.11)	(0.18)	(0.09)	—	—
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(0.36)	(2.35)	(1.97)	(0.09)	—	—
Net asset value, end of period	$8.97	$15.79	$20.81	$18.65	$15.16	$12.76
Total investment return[3]	(41.13)%	(14.42)%	23.13%	23.68%	18.81%	24.49%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,578	$6,949	$8,856	$8,168	$8,099	$7,576
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.30%[4]	2.18%	2.18%	2.32%[5]	2.35%[5]	2.44%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.30%[4]	2.18%	2.18%	2.32%	2.35%	2.44%
Net investment income (loss) to average net assets	0.54%[4]	1.33%	0.60%	0.84%[5]	0.64%[5]	(0.53)%[5]
Portfolio turnover	28%	54%	61%	52%	39%	117%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of period	$16.20	$21.30	$19.06	$15.49	$12.98	$10.37
Net investment income (loss)[2]	0.11	0.48	0.36	0.38	0.28	0.10
Net realized and unrealized gains (losses) from investment activities	(6.65)	(2.98)	4.10	3.49	2.36	2.60
Net increase (decrease) from operations	(6.54)	(2.50)	4.46	3.87	2.64	2.70
Dividends from net investment income	(0.56)	(0.36)	(0.43)	(0.30)	(0.13)	(0.09)
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(0.56)	(2.60)	(2.22)	(0.30)	(0.13)	(0.09)
Net asset value, end of period	$9.10	$16.20	$21.30	$19.06	$15.49	$12.98
Total investment return[3]	(40.78)%	(13.38)%	24.55%	25.25%	20.35%	26.12%
Ratios/supplemental data:
Net assets, end of period (000's)	$27,107	$50,655	$65,377	$53,388	$45,107	$39,474
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.05%[4]	1.02%	1.02%	1.06%	1.11%	1.15%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.05%[4]	1.02%	1.02%	1.06%	1.11%	1.15%
Net investment income (loss) to average net assets	1.77%[4]	2.51%	1.78%	2.14%	1.93%	0.80%
Portfolio turnover	28%	54%	61%	52%	39%	117%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004[1]
Net asset value, beginning of period	$16.16	$21.27	$19.03	$15.46	$12.96	$10.36
Net investment income[2]	0.10	0.46	0.35	0.37	0.27	0.09
Net realized and unrealized gains (losses) from investment activities	(6.63)	(2.99)	4.09	3.48	2.34	2.59
Net increase (decrease) from operations	(6.53)	(2.53)	4.44	3.85	2.61	2.68
Dividends from net investment income	(0.54)	(0.34)	(0.41)	(0.28)	(0.11)	(0.08)
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—	—	—
Total dividends and distributions	(0.54)	(2.58)	(2.20)	(0.28)	(0.11)	(0.08)
Net asset value, end of period	$9.09	$16.16	$21.27	$19.03	$15.46	$12.96
Total investment return[3]	(40.81)%	(13.53)%	24.48%	25.17%	20.16%	25.93%
Ratios/supplemental data:
Net assets, end of period (000's)	$566,614	$1,048,105	$1,173,137	$900,603	$625,091	$425,956
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.21%[4]	1.12%	1.12%	1.17%	1.24%[5]	1.30%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.21%[4]	1.12%	1.12%	1.17%	1.24%	1.30%
Net investment income to average net assets	1.61%[4]	2.44%	1.70%	2.09%	1.83%[5]	0.73%
Portfolio turnover	28%	54%	61%	52%	39%	117%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004
Net asset value, beginning of period	$19.46	$23.61	$18.30	$15.13	$10.55	$8.88
Net investment income (loss)[2]	0.10	0.25	0.21	0.21	0.15	0.02
Net realized and unrealized gains (losses) from investment activities	(9.43)	(0.49)	8.02	3.10	4.43	1.65
Net increase (decrease) from operations	(9.33)	(0.24)	8.23	3.31	4.58	1.67
Dividends from net investment income	(0.13)	(0.27)	(0.22)	(0.14)	(0.00)[3]	—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.37)	(3.91)	(2.92)	(0.14)	(0.00)[3]	—
Net asset value, end of period	$6.76	$19.46	$23.61	$18.30	$15.13	$10.55
Total investment return[4]	(49.76)%	(2.61)%	49.16%	21.97%	43.42%	18.81%
Ratios/supplemental data:
Net assets, end of period (000's)	$12,388	$29,938	$31,216	$21,651	$16,691	$11,965
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.92%[5]	1.86%	1.89%	1.97%[6]	2.09%[6]	2.13%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.92%[5]	1.86%	1.89%	1.97%	2.09%	2.13%
Net investment income (loss) to average net assets	1.65%[5]	1.14%	1.05%	1.20%[6]	1.13%[6]	0.20%[6]
Portfolio turnover	33%	53%	54%	84%	119%	128%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004
Net asset value, beginning of period	$18.50	$22.61	$17.60	$14.55	$10.25	$8.70
Net investment income (loss)[2]	0.05	0.06	0.04	0.05	0.01	(0.09)
Net realized and unrealized gains (losses) from investment activities	(8.96)	(0.46)	7.69	3.00	4.29	1.64
Net increase (decrease) from operations	(8.91)	(0.40)	7.73	3.05	4.30	1.55
Dividends from net investment income	—	(0.07)	(0.02)	—	—	—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.24)	(3.71)	(2.72)	—	—	—
Net asset value, end of period	$6.35	$18.50	$22.61	$17.60	$14.55	$10.25
Total investment return[4]	(50.05)%	(3.41)%	47.95%	20.96%	41.95%	17.82%
Ratios/supplemental data:
Net assets, end of period (000's)	$117	$319	$535	$522	$690	$857
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.72%[5]	2.68%	2.69%	2.86%[6]	3.02%[6]	3.03%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.72%[5]	2.68%	2.69%	2.86%	3.02%	3.03%
Net investment income (loss) to average net assets	0.84%[5]	0.28%	0.20%	0.29%[6]	0.11%[6]	(0.90)%[6]
Portfolio turnover	33%	53%	54%	84%	119%	128%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

(continued)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004
Net asset value, beginning of period	$18.48	$22.61	$17.62	$14.58	$10.25	$8.69
Net investment income (loss)[2]	0.05	0.08	0.06	0.07	0.04	(0.07)
Net realized and unrealized gains (losses) from investment activities	(8.94)	(0.46)	7.69	3.00	4.29	1.63
Net increase (decrease) from operations	(8.89)	(0.38)	7.75	3.07	4.33	1.56
Dividends from net investment income	—	(0.11)	(0.06)	(0.03)	—	—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.24)	(3.75)	(2.76)	(0.03)	—	—
Net asset value, end of period	$6.35	$18.48	$22.61	$17.62	$14.58	$10.25
Total investment return[3]	(49.95)%	(3.34)%	48.03%	21.06%	42.24%	17.95%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,313	$6,536	$7,461	$5,484	$4,625	$3,768
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.66%[4]	2.60%	2.64%	2.78%[5]	2.86%[5]	2.91%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.66%[4]	2.60%	2.64%	2.78%	2.86%	2.91%
Net investment income (loss) to average net assets	0.97%[4]	0.39%	0.30%	0.40%[5]	0.35%[5]	(0.64)%[5]
Portfolio turnover	33%	53%	54%	84%	119%	128%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004
Net asset value, beginning of period	$19.79	$23.95	$18.53	$15.30	$10.66	$8.94
Net investment income (loss)[2]	0.13	0.34	0.30	0.30	0.23	0.09
Net realized and unrealized gains (losses) from investment activities	(9.59)	(0.51)	8.12	3.13	4.45	1.63
Net increase (decrease) from operations	(9.46)	(0.17)	8.42	3.43	4.68	1.72
Dividends from net investment income	(0.22)	(0.35)	(0.30)	(0.20)	(0.04)	—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.46)	(3.99)	(3.00)	(0.20)	(0.04)	—
Net asset value, end of period	$6.87	$19.79	$23.95	$18.53	$15.30	$10.66
Total investment return[3]	(49.65)%	(2.22)%	49.74%	22.52%	43.97%	19.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$13,030	$31,579	$29,576	$20,201	$14,518	$5,017
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.45%[4]	1.50%	1.52%	1.56%	1.67%	1.71%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.45%[4]	1.50%	1.52%	1.56%	1.67%	1.71%
Net investment income (loss) to average net assets	2.13%[4]	1.49%	1.44%	1.64%	1.72%	0.78%[5]
Portfolio turnover	33%	53%	54%	84%	119%	128%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,
	(unaudited)	2008	2007	2006	2005[1]	2004
Net asset value, beginning of period	$19.68	$23.84	$18.44	$15.25	$10.64	$8.94
Net investment income[2]	0.09	0.28	0.23	0.21	0.17	0.04
Net realized and unrealized gains (losses) from investment activities	(9.53)	(0.51)	8.09	3.13	4.45	1.66
Net increase (decrease) from operations	(9.44)	(0.23)	8.32	3.34	4.62	1.70
Dividends from net investment income	(0.15)	(0.29)	(0.22)	(0.15)	(0.01)	—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—	—	—
Total dividends and distributions	(3.39)	(3.93)	(2.92)	(0.15)	(0.01)	—
Net asset value, end of period	$6.85	$19.68	$23.84	$18.44	$15.25	$10.64
Total investment return[3]	(49.79)%	(2.52)%	49.31%	21.98%	43.46%	19.02%
Ratios/supplemental data:
Net assets, end of period (000's)	$148,627	$337,958	$374,910	$259,321	$199,403	$117,746
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.98%[4]	1.78%	1.82%	1.98%[5]	2.00%	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.98%[4]	1.78%	1.82%	1.98%	2.05%	2.08%
Net investment income to average net assets	1.58%[4]	1.22%	1.13%	1.20%[5]	1.28%	0.37%
Portfolio turnover	33%	53%	54%	84%	119%	128%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A			Class C
	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the period ended July 31, 2007[1]	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the period ended July 31, 2007[1]
Net asset value, beginning of period	$7.73	$9.54	$9.84	$7.69	$9.49	$9.84
Net investment income[5]	0.09	0.19	0.09	0.07	0.12	0.05
Net realized and unrealized gains (losses) from investment activities	(3.88)	(1.70)	(0.35)	(3.87)	(1.69)	(0.36)
Net increase (decrease) from operations	(3.79)	(1.51)	(0.26)	(3.80)	(1.57)	(0.31)
Dividends from net investment income	(0.06)	(0.27)	(0.04)	(0.01)	(0.20)	(0.04)
Distributions from net realized gains from investment activities	—	(0.03)	—	—	(0.03)	—
Total dividends and distributions	(0.06)	(0.30)	(0.04)	(0.01)	(0.23)	(0.04)
Net asset value, end of period	$3.88	$7.73	$9.54	$3.88	$7.69	$9.49
Total investment return[6]	(49.10)%	(16.22)%	(2.63)%	(49.39)%	(16.84)%	(3.16)%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,611	$6,647	$4,199	$112	$213	$343
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%[7]	1.45%	1.45%[7]	2.20%[7]	2.20%	2.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.93%[7]	1.74%	3.06%[7]	2.78%[7]	2.68%	3.78%[7]
Net investment income to average net assets	3.08%[7]	2.10%	1.47%[7]	2.54%[7]	1.29%	0.84%[7]
Portfolio turnover	66%	68%	38%	66%	68%	38%

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period December 26, 2008 (recommencement of issuance) through January 31, 2009.

3  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

4  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

5  Calculated using the average shares method.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

	Class Y		Class P
	For the period ended January 31, 2009[2] (unaudited)	For the period ended February 15, 2007[3] (unaudited)	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008	For the period ended July 31, 2007[4]
Net asset value, beginning of period	$4.35	$10.00	$7.75	$9.56	$10.26
Net investment income[5]	0.02	0.06	0.10	0.21	0.09
Net realized and unrealized gains (losses) from investment activities	(0.49)	0.97	(3.88)	(1.71)	(0.79)
Net increase (decrease) from operations	(0.47)	1.03	(3.78)	(1.50)	(0.70)
Dividends from net investment income	—	(0.04)	(0.09)	(0.28)	—
Distributions from net realized gains from investment activities	—	—	—	(0.03)	—
Total dividends and distributions	—	(0.04)	(0.09)	(0.31)	—
Net asset value, end of period	$3.88	$10.99	$3.88	$7.75	$9.56
Total investment return[6]	(10.80)%	10.39%	(48.97)%	(16.06)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$8	$—	$37,291	$70,125	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%[7]	1.20%[7]	1.20%[7]	1.20%	1.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.72%[7]	1.92%[7]	1.98%[7]	1.71%	3.02%[7]
Net investment income to average net assets	4.58%[7]	3.07%[7]	3.50%[7]	2.38%	1.75%[7]
Portfolio turnover	66%	38%	66%	68%	38%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A				Class B
	For the six months ended January 31, 2009	For the years ended July 31,		For the period ended July 31,	For the six months ended January 31, 2009	For the years ended July 31,		For the period ended July 31,
	(unaudited)	2008[1]	2007	2006[2]	(unaudited)	2008[1]	2007	2006[3]
Net asset value, beginning of period	$10.46	$11.27	$9.93	$10.01	$10.36	$11.19	$9.91	$9.84
Net investment income (loss)[5]	0.03	0.09	0.13	0.03	(0.01)	0.01	0.02	0.01
Net realized and unrealized gains (losses) from investment activities	(2.29)	(0.65)	1.26	(0.11)	(2.27)	(0.64)	1.29	0.06
Net increase (decrease) from operations	(2.26)	(0.56)	1.39	(0.08)	(2.28)	(0.63)	1.31	0.07
Dividends from net investment income	(0.03)	(0.07)	(0.05)	—	(0.02)	(0.02)	(0.03)	—
Distributions from net realized gains from investment activities	(0.07)	(0.18)	—	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.10)	(0.25)	(0.05)	—	(0.09)	(0.20)	(0.03)	—
Net asset value, end of period	$8.10	$10.46	$11.27	$9.93	$7.99	$10.36	$11.19	$9.91
Total investment return[7]	(21.72)%	(4.94)%	14.09%	(0.80)%	(21.98)%	(5.68)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$79,542	$150,598	$64,409	$10,393	$66	$23	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.19%[8]	2.42%[9]	2.52%	2.14%[8]	3.06%[8]	3.16%	3.23%	2.83%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.19%[8]	2.42%	2.69%	4.24%[8]	3.14%[8]	4.51%	3.68%	5.09%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.93%[8]	1.94%[9]	1.88%	1.66%[8]	2.70%[8]	2.70%	2.63%	2.38%[8]
Net investment income (loss) to average net assets	0.72%[8]	0.79%[9]	1.21%	1.30%[8]	(0.15)%[8]	0.08%	0.31%	0.41%[8]
Portfolio turnover	212%	389%	178%	54%	212%	389%	178%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Management, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

3  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

5  Calculated using the average shares method.

6  Amount of loss represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class C
	For the six months ended January 31, 2009	For the years ended July 31,		For the period ended July 31,
	(unaudited)	2008[1]	2007	2006[4]
Net asset value, beginning of period	$10.34	$11.20	$9.91	$9.97
Net investment income (loss)[5]	(0.00)[6]	0.01	0.05	0.02
Net realized and unrealized gains (losses) from investment activities	(2.27)	(0.64)	1.26	(0.08)
Net increase (decrease) from operations	(2.27)	(0.63)	1.31	(0.06)
Dividends from net investment income	—	(0.05)	(0.02)	—
Distributions from net realized gains from investment activities	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.07)	(0.23)	(0.02)	—
Net asset value, end of period	$8.00	$10.34	$11.20	$9.91
Total investment return[7]	(21.95)%	(5.67)%	13.23%	(0.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,646	$7,921	$3,843	$302
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.93%[8]	3.16%[9]	3.28%	2.84%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.93%[8]	3.16%	3.45%	4.35%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	2.65%[8]	2.67%[9]	2.65%	2.40%[8]
Net investment income (loss) to average net assets	(0.02)%[8]	0.08%[9]	0.56%	0.66%[8]
Portfolio turnover	212%	389%	178%	54%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	For the six months ended January 31, 2009	For the period ended July 31,
	(unaudited)	2008[1,2]	2006[3]
Net asset value, beginning of period	$10.51	$10.52	$10.00
Net investment income (loss)[5]	0.05	(0.00)[6]	0.06
Net realized and unrealized gains (losses) from investment activities	(2.32)	(0.01)	(0.20)
Total increase (decrease) from operations	(2.27)	(0.01)	(0.14)
Dividends from net investment income	(0.06)	—	—
Distributions from net realized gains from investment activities	(0.07)	—	—
Total dividends and distributions	(0.13)	—	—
Net asset value, end of period	$8.11	$10.51	$9.86
Total investment return[7]	(21.58)%	(0.10)%	(1.40)%
Ratios/supplemental data:
Net assets, end of period (000's)	$27,814	$57,552	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	1.91%[8,9]	2.52%[8]	1.76%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	1.91%[8]	2.69%[8]	2.34%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.65%[8,9]	1.70%[8]	1.41%[8]
Net investment income (loss) to average net assets	0.99%[8,9]	(1.77)%[8]	1.94%[8]
Portfolio turnover	212%	389%	54%

1  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

3  For the period April 3, 2006 (commencement of issuance) through July 26, 2006. There were no shares outstanding from July 27, 2006 through July 22, 2008.

4  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

5  Calculated using the average shares method.

6  Amount of loss represents less than $0.005 per share.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class P
	For the six months ended January 31, 2009	For the years ended July 31,		For the period ended July 31,
	(unaudited)	2008[1]	2007	2006[4]
Net asset value, beginning of period	$10.51	$11.30	$9.94	$10.01
Net investment income (loss)[5]	0.05	0.12	0.16	0.03
Net realized and unrealized gains (losses) from investment activities	(2.31)	(0.65)	1.26	(0.10)
Total increase (decrease) from operations	(2.26)	(0.53)	1.42	(0.07)
Dividends from net investment income	(0.05)	(0.08)	(0.06)	—
Distributions from net realized gains from investment activities	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.12)	(0.26)	(0.06)	—
Net asset value, end of period	$8.13	$10.51	$11.30	$9.94
Total investment return[7]	(21.49)%	(4.76)%	14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$375,228	$555,361	$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	1.92%[8]	2.13%[9]	2.28%	1.90%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	1.92%[8]	2.13%	2.43%	4.12%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.65%[8]	1.68%[9]	1.64%	1.41%[8]
Net investment income (loss) to average net assets	1.00%[8]	1.10%[9]	1.44%	1.47%[8]
Portfolio turnover	212%	389%	178%	54%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

On August 1, 2008, the Portfolios adopted the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the value of investments.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Portfolios' investments:

UBS PACE Money Market Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$704,971,237	$—	$704,971,237

UBS PACE Government Securities Fixed Income Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$1,115,545,089	$—	$1,115,545,089
Investments sold short, at value	—	(58,170,456)	—	(58,170,456)
Other financial instruments[1]	3,199,791	(9,442,989)	—	(6,243,198)
Total	$3,199,791	$1,047,931,644	$—	$1,051,131,435

UBS PACE Intermediate Fixed Income Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$420,492,574	$—	$420,492,574
Investments sold short, at value	—	(31,072,320)	—	(31,072,320)
Other financial instruments[1]	1,804,153	11,872	—	1,816,025
Total	$1,804,153	$389,432,126	$—	$391,236,279

UBS PACE Strategic Fixed Income Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$4,581,300	$736,792,227	$866,783	$742,240,310
Investments sold short, at value	—	(16,370,000)	—	(16,370,000)
Other financial instruments[1]	(155,709)	1,499,934	—	1,344,225
Total	$4,425,591	$721,922,161	$866,783	$727,214,535

1  Other financial instruments may include open futures contracts, swap contracts, written options and forward foreign currency contracts.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following is a rollforward of the Portfolio's investments that used unobservable inputs (Level 3) during the six months ended January 31, 2009:

Investments, at value
Beginning balance at 07/31/08	$907,247
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Total unrealized appreciation/(depreciation)	(40,464)
Net transfers in/(out) of Level 3	—
Ending balance at 01/31/09	$866,783

UBS PACE Municipal Fixed Income Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$307,670,534	$—	$307,670,534

UBS PACE Global Fixed Income Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$458,482,114	$—	$458,482,114
Other financial instruments[1]	(3,660,585)	(2,663,017)	—	(6,323,602)
Total	$(3,660,585)	$455,819,097	$—	$452,158,512

UBS PACE High Yield Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$133,084,581	$—	$133,084,581
Other financial instruments[1]	—	249,288	—	249,288
Total	$—	$133,333,869	$—	$133,333,869

UBS PACE Large Co Value Equity Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$830,722,248	$97,790,992	$—	$928,513,240

UBS PACE Large Co Growth Equity Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$770,062,207	$151,547,739	$—	$921,609,946

1  Other financial instruments may include open futures contracts, swap contracts, written options and forward foreign currency contracts.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Small/Medium Co Value Equity Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$265,498,292	$84,592,749	$—	$350,091,041

UBS PACE Small/Medium Co Growth Equity Investments

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$284,852,768	$97,896,454	$—	$382,749,222

UBS PACE International Equity Investments1

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$17,950,643	$723,965,905	$—	$741,916,548
Other financial instruments[2]	—	(13,420)	—	(13,420)
Total	$17,950,643	$723,952,485	$—	$741,903,128

UBS PACE International Emerging Markets Equity Investments1

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)*	Total
Investments, at value	$52,556,306	$133,481,576	$0	$186,037,882

The following is a rollforward of the Portfolio's investments that used unobservable inputs (Level 3) during the six months ended January 31, 2009:

Investments, at value
Beginning balance at 07/31/08	$0
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Total unrealized appreciation/(depreciation)	—
Net transfers in/(out) of Level 3	—
Ending balance at 01/31/09	$0

*  Security categorized as Level 3 has a value of $0.

1  The Portfolio may hold securities which have been fair valued as of January 31, 2009 in accordance with the Portfolio's fair valuation policy which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open futures contracts, swap contracts, written options and forward foreign currency contracts.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Global Real Estate Securities Investments1

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$15,671,145	$36,514,096	$—	$52,185,241

UBS PACE Alternative Strategies Investments1

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$129,067,396	$366,491,746	$361,393	$495,920,535
Investments sold short, at value	(40,034,624)	(51,303,194)	—	(91,337,818)
Other financial instruments[2]	1,210,348	4,723,640	—	5,933,988
Total	$90,243,120	$319,912,192	$361,393	$410,516,705

The following is a rollforward of the Portfolio's investments that used unobservable inputs (Level 3) during the six months ended January 31, 2009:

Investments, at value
Beginning balance at 07/31/08	$521,265
Net purchases/(sales)	(63,461)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Total unrealized gain/(loss)	(96,411)
Net transfers in/(out) of Level 3	—
Ending balance at 01/31/09	$361,393

1  The Portfolio may hold securities which have been fair valued as of January 31, 2009 in accordance with the Portfolio's fair valuation policy which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open futures contracts, swap contracts, written options and forward foreign currency contracts.

In September 2008, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the "FSP"). The FSP amends FASB Statement No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities", and also amends FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, "Swap agreements".

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). The standard requires enhanced disclosures about the Portfolios' derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 may have on the Portfolios' financial statement disclosures.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each buiness day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At January 31, 2009, UBS PACE Government Securities Fixed Income Investments and UBS PACE Intermediate Fixed Income Investments held TBA securities with a total cost of $507,548,113 and $14,358,297, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2009 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments was as follows:

	UBS PACE Government Securities Fixed Income Investments		UBS PACE Strategic Fixed Income Investments		UBS PACE Alternative Strategies Investments
	Number of contracts (000)	Amounts of premiums received	Number of contracts (000)	Amounts of premiums received	Number of contracts (000)	Amounts of premiums received
Options outstanding at July 31, 2008	—	—	90,601	$3,401,543	6	$3,206,903
Options written	11,000	$58,900	27,001	409,321	16,486	32,558,717
Options terminated in closing purchase transactions	—	—	(36,800)	(2,106,800)	(12,886)	(12,882,744)
Options expired prior to exercise	—	—	(1)	(717,517)	(17)	(18,574,530)
Options outstanding at January 31, 2009[1]	11,000	$58,900	80,801	$986,547	3,589	$4,308,346

1  For additional information regarding the written options outstanding at January 31, 2009, please refer to the footnotes in the Portfolio of investments for the resepective Portfolios.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the securities sold short. UBS PACE Global Real Estate Securities Investments did not engage in short sales during the six months ended January 31, 2009.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2009.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At January 31, 2009, UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE Government Securities Fixed Income Investments—Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio	Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	7,900	12/17/38	5.000%	1.184%[1]		$(300,079)	$(2,418,084)	$(2,718,163)
Citigroup	USD	3,000	12/15/15	5.000	1.184	[1]	150	(420,166)	(420,016)
Citigroup	USD	2,300	06/17/19	4.000	1.184	[1]	94,024	(165,203)	(71,179)
Credit Suisse First Boston	USD	5,700	06/17/19	4.000	1.184	[1]	32,119	(409,416)	(377,297)
Merrill Lynch	USD	18,600	06/17/19	4.000	1.184	[1]	(618,450)	(1,335,989)	(1,954,439)
Morgan Stanley	USD	14,100	12/17/18	5.000	1.184	[1]	271,497	(2,365,836)	(2,094,339)
Royal Bank of Scotland PLC	USD	3,400	12/17/18	5.000	1.184	[1]	105,190	(570,485)	(465,295)
Royal Bank of Scotland PLC	USD	16,500	06/17/19	4.000	1.184	[1]	(180,590)	(1,185,151)	(1,365,741)
							$(596,139)	$(8,870,330)	$(9,466,469)

UBS PACE Strategic Fixed Income Investments—Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America	EUR	18,100	06/16/12	4.500%		2.186%[2]	$(203,842)	$(617,010)	$(820,852)
Barclays Bank PLC	BRL	10,100	01/02/12	12.610	[3]	13.845	(9,878)	166,407	156,529
Barclays Bank PLC	BRL	57,400	01/02/12	12.610	[3]	18.000	88,531	2,859,951	2,948,482

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments—Interest rate swaps (concluded)

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	EUR	2,400	03/15/12	—%[4]		1.948%		$(1,765)	$32,440	$30,675 [5]
Barclays Bank PLC	GBP	69,600	09/17/13	2.345	[6]	5.000		1,966,864	8,985,611	10,952,475
Barclays Bank PLC	GBP	13,900	03/18/14	2.345	[6]	5.000		53,463	1,885,829	1,939,292
Barclays Bank PLC	GBP	20,800	03/18/14	2.345	[6]	4.000		112,581	1,420,735	1,533,316
Barclays Bank PLC	GBP	7,500	09/17/18	5.500		2.345	[6]	(138,084)	(1,569,036)	(1,707,120)
BNP Paribus	EUR	1,200	03/15/12	—	[4]	1.983		(2,461)	19,798	17,337 [5]
Deutsche Bank AG	CAD	17,100	12/20/13	4.250		1.622	[7]	556,580	(1,509,547)	(952,967)
Deutsche Bank AG	GBP	3,400	03/18/14	2.345	[6]	5.000		(67,742)	461,282	393,540
Deutsche Bank AG	GBP	38,600	09/17/18	5.000		2.345	[6]	(3,669,120)	(5,775,306)	(9,444,426)
Merrill Lynch	CAD	78,300	12/20/10	4.000		1.622	[7]	8,709	(3,186,802)	(3,178,093)
Merrill Lynch	CAD	15,000	12/20/13	4.250		1.622	[7]	3,013	(1,324,164)	(1,321,151)
Morgan Stanley	GBP	2,400	09/17/18	5.000		2.345	[6]	(52,826)	(359,086)	(411,912)
Morgan Stanley	USD	22,400	12/17/13	1.184	[1]	4.000		44,800	1,570,836	1,615,636
Royal Bank of Scotland PLC	GBP	400	03/18/14	2.345	[6]	5.000		(39,911)	54,269	14,358
Royal Bank of Scotland PLC	JPY	3,600,000	12/17/13	1.500		0.838	[8]	668,549	(971,123)	(302,574)
Royal Bank of Scotland PLC	USD	255,500	06/17/11	1.184	[1]	4.000		(2,320,843)	10,444,250	8,123,407
Royal Bank of Scotland PLC	USD	900	06/17/29	1.184	[1]	3.000		42,075	58,063	100,138
Royal Bank of Scotland PLC	USD	11,600	12/17/38	5.000		1.184	[1]	675,236	(3,550,605)	(2,875,369)
								$(2,286,071)	$9,096,792	$6,810,721

UBS PACE Alternative Strategies Investments—Interest rate swaps5

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America	USD	36,500	11/18/15	1.184%[1]		4.444%		—	$1,995,829	$1,995,829
Bank of America	USD	26,700	11/25/15	1.184	[1]	3.815		—	699,288	699,288
Bank of America	USD	22,000	06/17/19	1.184	[1]	3.500		$320,505	632,195	952,700
Bank of America	USD	22,200	11/18/20	4.569		1.184	[1]	—	(1,897,243)	(1,897,243)
Bank of America	USD	16,100	11/25/20	3.807		1.184	[1]	—	(362,625)	(362,625)
Bank of America	USD	1,900	06/17/24	3.500		1.184	[1]	(27,328)	(20,940)	(48,268)
Citigroup	BRL	1,900	01/02/12	12.610	[3]	11.925		—	204	204

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments—Interest rate swaps5 (continued)

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Citigroup	EUR	6,020	12/17/10	4.500%		2.186%[2]		$269,558	$(289,526)	$(19,968)
Citigroup	EUR	3,370	06/17/14	2.186	[2]	3.500		(24,974)	69,775	44,801
Citigroup	GBP	4,170	06/17/14	2.345	[6]	4.000		(237,815)	249,860	12,045
Citigroup	JPY	227,000	06/17/14	1.250		0.838	[8]	35,520	(34,194)	1,326
Citigroup	JPY	227,000	06/17/14	1.250		0.838	[8]	35,583	(34,194)	1,389
Citigroup	JPY	580,000	06/17/14	1.250		0.838	[8]	69,989	(87,367)	(17,378)
Citigroup	JPY	1,739,000	06/17/14	1.250		0.838	[8]	214,842	(261,949)	(47,107)
Citigroup	MXN	24,000	11/23/10	8.105	[9]	8.850		—	51,904	51,904
Citigroup	MXN	30,000	12/08/10	8.105	[9]	8.210		—	43,133	43,133
Citigroup	MXN	30,000	12/09/10	8.105	[9]	8.210		—	43,151	43,151
Citigroup	USD	800	06/18/29	3.500		1.184	[1]	72,487	(6,547)	65,940
Credit Suisse First Boston	JPY	2,091,000	12/17/13	1.500		0.838	[8]	79,998	(602,925)	(522,927)
CSI Capital Management	EUR	19,080	06/17/14	2.186	[2]	3.500		(308,655)	395,048	86,393
Deutsche Bank AG	GBP	10	12/17/11	5.250		2.345	[6]	963	(1,137)	(174)
Deutsche Bank AG	GBP	6,970	06/17/14	2.345	[6]	4.000		(394,969)	417,632	22,663
Deutsche Bank AG	KRW	660,000	01/28/11	2.960	[10]	2.820		—	(3,520)	(3,520)
Deutsche Bank AG	MXN	14,400	11/18/10	8.105	[9]	8.910		—	31,954	31,954
Deutsche Bank AG	USD	6,100	06/17/16	3.500		1.184	[1]	230,348	(225,871)	4,477
Deutsche Bank AG	USD	7,900	06/17/19	1.184	[1]	3.500		115,090	227,016	342,106
Deutsche Bank AG	USD	800	06/17/24	3.500		1.184	[1]	(10,566)	(8,817)	(19,383)
Deutsche Bank AG	USD	1,500	06/17/24	3.500		1.184	[1]	112,022	(16,532)	95,490
Deutsche Bank AG	USD	2,900	06/17/24	3.500		1.184	[1]	157,823	(31,961)	125,862
Deutsche Bank AG	USD	1,200	06/18/29	3.500		1.184	[1]	105,070	(9,821)	95,249
Deutsche Bank AG	USD	2,100	06/18/29	3.500		1.184	[1]	189,632	(17,186)	172,446
Deutsche Bank AG	USD	10,700	06/18/29	3.500		1.184	[1]	763,294	(87,569)	675,725
Deutsche Bank AG	USD	1,500	06/17/39	3.500		1.184	[1]	181,752	(22,293)	159,459
JPMorgan Chase Bank	BRL	1,400	01/02/12	12.610	[3]	11.920		—	(83)	(83)
JPMorgan Chase Bank	EUR	2,070	12/17/10	2.186	[2]	4.500		(7,668)	99,555	91,887
JPMorgan Chase Bank	EUR	14,210	12/17/10	4.500		2.186	[2]	627,003	(683,417)	(56,414)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments—Interest rate swaps5 (concluded)

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMorgan Chase Bank	EUR	18,160	12/17/10	2.186%[2]		4.500%		$(110,650)	$873,388	$762,738
JPMorgan Chase Bank	EUR	9,100	12/17/13	2.186	[2]	4.500		247,968	748,462	996,430
JPMorgan Chase Bank	KRW	641,000	01/28/11	2.960	[10]	2.830		—	(3,326)	(3,326)
JPMorgan Chase Bank	MXN	8,000	11/19/10	8.105	[9]	8.950		—	18,412	18,412
JPMorgan Chase Bank	MXN	10,000	12/01/10	8.105	[9]	8.420		—	16,829	16,829
JPMorgan Chase Bank	MXN	13,000	12/03/10	8.105	[9]	8.380		—	21,259	21,259
JPMorgan Chase Bank	USD	3,100	06/17/14	3.250		1.184	[1]	155,551	(86,293)	69,258
JPMorgan Chase Bank	USD	16,230	06/17/14	3.250		1.184	[1]	753,000	(451,784)	301,216
JPMorgan Chase Bank	USD	2,900	06/17/16	3.500		1.184	[1]	110,323	(107,381)	2,942
JPMorgan Chase Bank	USD	1,600	06/17/19	1.184	[1]	3.500		19,244	45,978	65,222
JPMorgan Chase Bank	USD	200	06/17/24	3.500		1.184	[1]	(2,073)	(2,204)	(4,277)
JPMorgan Chase Bank	USD	2,100	06/18/29	3.500		1.184	[1]	193,846	(17,186)	176,660
JPMorgan Chase Bank	USD	2,400	06/18/29	3.500		1.184	[1]	229,565	(19,641)	209,924
JPMorgan Chase Bank	USD	5,800	06/18/29	3.500		1.184	[1]	612,339	(47,467)	564,872
								$4,778,617	$1,239,873	$6,018,490

1  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

2  Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate)

3  At the maturity date, the Portolio will make or receive a payment depending on the movement of the Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate versus the fixed rate set at inception of the swap.

4  At the maturity date, the Portolio will make or receive a payment depending on the movement of the France CPI Excluding Tobacco Index, versus the fixed rate set at inception of the swap.

5  Illiquid securities. These securities represent 0.01% of net assets for UBS PACE Strategic Fixed Income Investments and 1.23% of net assets for UBS PACE Alternative Strategies Investments as of January 31, 2009.

6  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

7  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

8  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

9  Rate based on Mexican 28-day TIIE, Tasa de Interes Interbancoria de Equilibro (Interbank Equilibrium Interest Rate).

10  Rate based on 3 Month Korean Won CD.

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

USD  US Dollar

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

At January 31, 2009, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments had outstanding credit default swap contracts with the following terms:

UBS PACE Strategic Fixed Income Investments—
Credit default swaps on corporate issues—buy protection1

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	EUR	500	12/20/13	0.950%[2]		0.000%[3]		—	$7,345	$7,345	[4]
Barclays Bank PLC	EUR	1,700	12/20/13	0.570	[2]	0.000	[5]	—	45,635	45,635	[4]
Barclays Bank PLC	EUR	2,200	12/20/13	0.710	[2]	0.000	[6]	—	106,441	106,441	[4]
Barclays Bank PLC	USD	400	09/20/13	0.790	[2]	0.000	[7]	—	3,633	3,633
Barclays Bank PLC	USD	3,100	09/20/13	0.770	[2]	0.000	[7]	—	30,832	30,832
Barclays Bank PLC	USD	8,300	09/20/13	0.700	[2]	0.000	[8]	—	4,803	4,803
BNP Paribus	EUR	1,700	12/20/13	0.920	[2]	0.000	[5]	—	27,780	27,780	[4]
BNP Paribus	USD	1,400	09/20/13	0.790	[2]	0.000	[7]	—	12,716	12,716
Citigroup	USD	5,000	12/20/11	2.470	[2]	0.000	[9]	—	(140,890)	(140,890)
Citigroup	USD	5,000	06/20/13	2.910	[2]	0.000	[10]	—	(303,453)	(303,453)
Citigroup	USD	1,300	12/20/13	3.400	[2]	0.000	[11]	—	(36,182)	(36,182)
Credit Suisse First Boston	USD	1,400	03/20/13	1.450	[2]	0.000	[12]	—	(18,038)	(18,038)
Deutsche Bank AG	EUR	1,700	12/20/13	0.640	[2]	0.000	[13]	—	57,290	57,290	[4]
Deutsche Bank AG	EUR	1,700	12/20/13	0.760	[2]	0.000	[14]	—	64,241	64,241	[4]
Deutsche Bank AG	USD	1,200	09/20/17	0.775	[2]	0.000	[15]	—	8,541	8,541
Deutsche Bank AG	USD	3,200	12/20/17	1.020	[2]	0.000	[16]	—	109,902	109,902

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments (continued)—
Credit default swaps on corporate issues—buy protection1

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Deutsche Bank AG	USD	1,000	06/20/18	1.370%[2]		0.000%[17]		$(45,996)	$18,188	$(27,808)
Deutsche Bank AG	USD	8,400	09/20/18	0.820	[2]	0.000	[18]	—	1,536,671	1,536,671
Royal Bank of Scotland PLC	USD	2,100	06/20/13	0.850	[2]	0.000	[19]	—	21,265	21,265
								$(45,996)	$1,556,720	$1,510,724

1  If the Porfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Monte Dei Paschi Siena bond, 4.375%, due 07/30/13.

4  Illiquid securities. These securities represent 0.05% of net assets for UBS PACE Strategic Fixed Income Investments as of January 31, 2009.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Koninklijke Philips Electric bond, 6.125%, due 05/16/11.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Telenor ASA bond, 5.875%, due 12/05/12.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Deutsche Bank AG London bond, 4.875%, due 05/20/13.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Commerzbank AG bond, 5.500%, due 10/25/11.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wachovia Corp. bond, 5.300%, due 10/15/11.

10  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wachovia Corp. bond, 5.500%, due 05/01/13.

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Valero Energy Corp. bond, 8.750%, due 06/15/30.

12  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Historic TW, Inc. bond, 9.125%, due 01/15/13.

13  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Koninklijke DSM NV bond, 4.000%, due 11/10/15.

14  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Solvay SA bond, 4.625%, due 06/27/18.

15  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Kroger Co. bond, 6.400%, due 08/15/17.

16  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.750%, due 12/01/17.

17  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Merrill Lynch & Co. bond, 6.875%, due 04/25/18.

18  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Cameron International Corp. bond, 6.375%, due 07/15/18.

19  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Autozone, Inc. bond, 5.875%, due 10/15/12.

EUR  Euro

USD  United States Dollar

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments (continued)—
Credit default swaps on credit indices—sell protection1

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized depreciation	Credit spread[2]
Deutsche Bank AG	USD	7,500	12/20/13	0.000%[3]		1.500%[4]		$57,758	$(153,279)	$(95,521)	N/A
Merrill Lynch	USD	12,749	12/20/12	0.000	[5]	1.970	[4]	—	(821,410)	(821,410)[6]	N/A
Merrill Lynch	USD	19,613	12/20/12	0.000	[5]	2.050	[4]	—	(1,097,297)	(1,097,297)[6]	N/A
Merrill Lynch	USD	4,600	12/20/13	0.000	[3]	1.500	[4]	24,726	(94,011)	(69,285)	N/A
								$82,484	$(2,165,997)	$(2,083,513)

1  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America Investment Grade Index.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX High Yield Index.

6  Illiquid securities. These securities represent 0.29% of net assets for UBS PACE Strategic Fixed Income Investments as of January 31, 2009.

USD  United States Dollar

N/A  Not Applicable.

UBS PACE Strategic Fixed Income Investments—
Credit default swaps on corporate issues—sell protection1

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[2]
Banque Lehman Brothers SA	USD	1,000	12/20/12	0.000%[3]		2.870%[4]		—	$(148,484)	$(148,484)	8.01%
Barclays Bank PLC	USD	3,900	03/20/13	0.000	[5]	2.029	[4]	—	(466,770)	(466,770)	5.66
Barclays Bank PLC	USD	15,500	03/20/13	0.000	[6]	1.310	[4]	—	(975,937)	(975,937)	3.06
Deutsche Bank AG	USD	300	09/20/11	0.000	[7]	1.500	[4]	—	(22,652)	(22,652)	4.70
Deutsche Bank AG	USD	1,000	12/20/12	0.000	[3]	2.900	[4]	—	(147,615)	(147,615)	8.01

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments (concluded)—
Credit default swaps on corporate issues—sell protection1

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[2]
Deutsche Bank AG	USD	3,000	03/20/13	0.000%[5]		2.073%[4]		—	$(354,798)	$(354,798)	5.66%
Royal Bank of Scotland PLC	USD	800	03/20/10	0.000	[8]	8.250	[4]	—	64,502	64,502	1.16
								—	$(2,051,754)	$(2,051,754)

1  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Metlife, Inc. bond, 5.000%, due 06/15/15.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Citigroup, Inc. bond, 6.500%, due 01/18/11.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Electric Capital Corp. bond, 6.000%, due 06/15/12.

8  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bear Stearns Co. bond, 5.300%, due 10/30/15.

USD  United States Dollar

N/A  Not Applicable.

UBS PACE Alternative Strategies Investments—
Credit default swaps on credit indices—buy protection1, 2

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized appreciation
Deutsche Bank AG	USD	10,000	06/20/13	1.550%[3]		0.000%[4]		$82,903	$236,414	$319,317
Deutsche Bank AG	USD	10,000	06/20/13	1.550	[3]	0.000	[4]	34,329	236,414	270,743
Deutsche Bank AG	USD	13,000	06/20/13	1.550	[3]	0.000	[4]	213,934	307,338	521,272
JPMorgan Chase Bank	USD	9,000	06/20/13	1.550	[3]	0.000	[4]	27,653	212,773	240,426
								$358,819	$992,939	$1,351,758

1  Illiquid securities. These securities represent 0.28% of net assets for UBS PACE Alternative Strategies Investments as of January 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments (concluded)—

2  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3  Payments made are based on the notional amount.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America Investment Grade Index.

USD  United States Dollar

UBS PACE Alternative Strategies Investments—
Credit default swaps on credit indices—sell protection1, 2

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized depreciation	Credit spread[3]
Deutsche Morgan Grenfell	USD	1,500	08/25/37	0.000%[4]		0.090%[5]		$776,276	$(979,350)	$(203,074)	N/A
Deutsche Morgan Grenfell	USD	1,500	08/25/37	0.000	[4]	0.090	[5]	772,526	(979,350)	(206,824)	N/A
Deutsche Morgan Grenfell	USD	2,000	08/25/37	0.000	[4]	0.090	[5]	464,875	(1,305,800)	(840,925)	N/A
Salomon Smith Barney	USD	1,500	08/25/37	0.000	[4]	0.090	[5]	772,526	(979,350)	(206,824)	N/A
Salomon Smith Barney	USD	1,500	08/25/37	0.000	[4]	0.090	[5]	761,276	(979,350)	(218,074)	N/A
Salomon Smith Barney	USD	3,000	08/25/37	0.000	[4]	0.090	[5]	1,545,053	(1,958,700)	(413,647)	N/A
Salomon Smith Barney	USD	4,500	08/25/37	0.000	[4]	0.090	[5]	2,295,079	(2,938,050)	(642,971)	N/A
								$7,387,611	$(10,119,950)	$(2,732,339)

1  Illiquid securities. These securities represent 0.56% of net assets for UBS PACE Alternative Strategies Investments as of January 31, 2009.

2  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

3  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds on the Asset Backed Securities Index.

5  Payments received are based on the notional amount.

USD  United States Dollar

N/A  Not Applicable.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At January 31, 2009, there were no Portfolios that were invested in total return swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Management and Administration Fees and Other Transactions with Affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2009:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisors portion of the Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

UBS PACE Large Co Growth Equity Investments	Delaware Management Company Marsico Capital Management, LLC SSgA Funds Management, Inc. Wellington Management Company, LLP	0.400% 0.300% 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Ariel Investments, LLC Metropolitan West Capital Management, LLC Opus Capital Group, LLC	0.300% 0.400% 0.450% up to $250 million 0.400% above $250 million

UBS PACE Small/Medium Co Growth Equity Investments	AG Asset Management LLC[2] Copper Rock Capital Partners, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Investment Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisors portion of the Portfolio's average daily net assets
UBS PACE International Emerging Markets Equity Investments	Mondrian Investment Partners Ltd. Gartmore Global Partners	0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million 0.500%

UBS PACE Global Real Estate Securities Investments	Goldman Sachs Asset Management, L.P.	0.420% up to $50 million 0.400% above $50 million

UBS PACE Alternative Strategies Investments	Analytic Investors, LLC Goldman Sachs Asset Management, L.P. Wellington Management Company, LLP	0.750% up to $200 million
0.700% above $200 million
up to $400 million
0.650% above $400 million
0.800% up to $300 million
0.750% above $300 million
up to $500 million
0.700% above $500 million
0.750% up to $200 million
0.725% above $200 million

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  Palisade Capital Management, LLC replaced AG Asset Management LLC effective February 2, 2009.

At January 31, 2009, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

Portfolio	Amounts owed
UBS PACE Money Market Investments	$219,147
UBS PACE Government Securities Fixed Income Investments	314,517
UBS PACE Intermediate Fixed Income Investments	176,250
UBS PACE Strategic Fixed Income Investments	351,522
UBS PACE Municipal Fixed Income Investments	141,523
UBS PACE Global Fixed Income Investments	307,128
UBS PACE High Yield Investments	79,918
UBS PACE Large Co Value Equity Investments	587,743
UBS PACE Large Co Growth Equity Investments	532,883
UBS PACE Small/Medium Co Value Equity Investments	203,856
UBS PACE Small/Medium Co Growth Equity Investments	204,341
UBS PACE International Equity Investments	529,595
UBS PACE International Emerging Markets Equity Investments	173,157
UBS PACE Global Real Estate Securities Investments	57,789
UBS PACE Alternative Strategies Investments	595,478

UBS Global AM has entered into a written fee waiver agreement with each of UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc and SSgA Funds Management, Inc., respectively. For the six months ended January 31, 2009, UBS Global AM was contractually obligated to waive $83,296, $158,194 and $205,771 in investment management and administration fees for UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments, respectively.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class for the year ending November 30, 2009 (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) at a level not to exceed the following:

Portfolio	Expense cap
UBS PACE Money Market Investments	0.60%
UBS PACE Government Securities Fixed Income Investments—Class A	1.02
UBS PACE Government Securities Fixed Income Investments—Class B	1.77
UBS PACE Government Securities Fixed Income Investments—Class C	1.52
UBS PACE Government Securities Fixed Income Investments—Class Y	0.77
UBS PACE Government Securities Fixed Income Investments—Class P	0.77
UBS PACE Intermediate Fixed Income Investments—Class A	0.93
UBS PACE Intermediate Fixed Income Investments—Class B	1.68
UBS PACE Intermediate Fixed Income Investments—Class C	1.43
UBS PACE Intermediate Fixed Income Investments—Class Y	0.68
UBS PACE Intermediate Fixed Income Investments—Class P	0.68
UBS PACE Strategic Fixed Income Investments—Class A	1.06
UBS PACE Strategic Fixed Income Investments—Class B	1.81
UBS PACE Strategic Fixed Income Investments—Class C	1.56
UBS PACE Strategic Fixed Income Investments—Class Y	0.81
UBS PACE Strategic Fixed Income Investments—Class P	0.81
UBS PACE Municipal Fixed Income Investments—Class A	0.93
UBS PACE Municipal Fixed Income Investments—Class B	1.68
UBS PACE Municipal Fixed Income Investments—Class C	1.43
UBS PACE Municipal Fixed Income Investments—Class Y	0.68
UBS PACE Municipal Fixed Income Investments—Class P	0.68
UBS PACE Global Fixed Income Investments—Class A	1.25
UBS PACE Global Fixed Income Investments—Class B	2.00
UBS PACE Global Fixed Income Investments—Class C	1.75
UBS PACE Global Fixed Income Investments—Class Y	1.00
UBS PACE Global Fixed Income Investments—Class P	1.00
UBS PACE High Yield Investments—Class A	1.35
UBS PACE High Yield Investments—Class B1	2.10
UBS PACE High Yield Investments—Class C2	1.85
UBS PACE High Yield Investments—Class Y3	1.10
UBS PACE High Yield Investments—Class P	1.10
UBS PACE Large Co Value Equity Investments—Class A	1.27
UBS PACE Large Co Value Equity Investments—Class B	2.02
UBS PACE Large Co Value Equity Investments—Class C	2.02

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Expense cap
UBS PACE Large Co Value Equity Investments—Class Y	1.02%
UBS PACE Large Co Value Equity Investments—Class P	1.02
UBS PACE Large Co Growth Equity Investments—Class A	1.30
UBS PACE Large Co Growth Equity Investments—Class B	2.05
UBS PACE Large Co Growth Equity Investments—Class C	2.05
UBS PACE Large Co Growth Equity Investments—Class Y	1.05
UBS PACE Large Co Growth Equity Investments—Class P	1.05
UBS PACE Small/Medium Co Value Equity Investments—Class A	1.41
UBS PACE Small/Medium Co Value Equity Investments—Class B	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class C	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1.16
UBS PACE Small/Medium Co Value Equity Investments—Class P	1.16
UBS PACE Small/Medium Co Growth Equity Investments —Class A	1.38
UBS PACE Small/Medium Co Growth Equity Investments —Class B	2.13
UBS PACE Small/Medium Co Growth Equity Investments —Class C	2.13
UBS PACE Small/Medium Co Growth Equity Investments —Class Y	1.13
UBS PACE Small/Medium Co Growth Equity Investments —Class P	1.13
UBS PACE International Equity Investments—Class A	1.65
UBS PACE International Equity Investments—Class B	2.40
UBS PACE International Equity Investments—Class C	2.40
UBS PACE International Equity Investments—Class Y	1.40
UBS PACE International Equity Investments—Class P	1.40
UBS PACE International Emerging Markets Equity Investments—Class A	2.25
UBS PACE International Emerging Markets Equity Investments—Class B	3.00
UBS PACE International Emerging Markets Equity Investments—Class C	3.00
UBS PACE International Emerging Markets Equity Investments—Class Y	2.00
UBS PACE International Emerging Markets Equity Investments—Class P	2.00
UBS PACE Global Real Estate Securities Investments—Class A	1.45
UBS PACE Global Real Estate Securities Investments—Class C	2.20
UBS PACE Global Real Estate Securities Investments—Class Y4	1.20
UBS PACE Global Real Estate Securities Investments—Class P	1.20
UBS PACE Alternative Strategies Investments —Class A	1.95
UBS PACE Alternative Strategies Investments —Class B	2.70
UBS PACE Alternative Strategies Investments —Class C	2.70
UBS PACE Alternative Strategies Investments —Class Y	1.70
UBS PACE Alternative Strategies Investments —Class P	1.70

1  Share class has not commenced operations.

2  The share class' effective date is 01/21/09 (commencement of issuance).

3  Share class commenced and redeemed in a prior fiscal year. Share class recommenced operations on December 26, 2008.

4  Share class commenced and redeemed in a prior fiscal year. Share class recommenced operations on December 26, 2008.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2008, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the expense caps.

For the six months ended January 31, 2009, UBS Global AM had the following voluntary fee waiver/expense reimbursements, and recoupments. The recoupments are included in the investment management and

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

administration fees on the Statement of operations. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through December 1, 2011, and recoupments for the six months ended January 31, 2009, were as follows:

Portfolio	Fee waivers/expense reimbursements	Recoupments
UBS PACE Money Market Investments	$865,610	—
UBS PACE Government Securities Fixed Income Investments	144,561	—
UBS PACE Intermediate Fixed Income Investments	109,093	$14
UBS PACE Strategic Fixed Income Investments	135,004	373
UBS PACE Municipal Fixed Income Investments	71,076	—
UBS PACE Global Fixed Income Investments	212,365	2,106
UBS PACE High Yield Investments	135,037	—
UBS PACE Large Co Value Equity Investments	1,325	—
UBS PACE Large Co Growth Equity Investments	2,283	—
UBS PACE Small/Medium Co Value Equity Investments	225,346	—
UBS PACE Small/Medium Co Growth Equity Investments	273,152	—
UBS PACE International Equity Investments	139	—
UBS PACE International Emerging Markets Equity Investments	—	—
UBS PACE Global Real Estate Securities Investments	205,895	—
UBS PACE Alternative Strategies Investments	14	7

At January 31, 2009, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012
UBS PACE Money Market Investments	$4,606,873	$1,115,063	$1,199,238	$1,426,962	$865,610
UBS PACE Government Securities Fixed Income Investments—Class A	98,113	79,695	6,440	5,648	6,330
UBS PACE Government Securities Fixed Income Investments—Class B	2,978	2,297	158	334	189
UBS PACE Government Securities Fixed Income Investments—Class C	91,136	41,525	22,421	17,897	9,293
UBS PACE Government Securities Fixed Income Investments—Class Y	14,840	2,846	—	6,932	5,062
UBS PACE Government Securities Fixed Income Investments—Class P	800,150	309,936	173,439	193,088	123,687
UBS PACE Intermediate Fixed Income Investments—Class A	116,158	29,769	15,881	50,808	19,700
UBS PACE Intermediate Fixed Income Investments—Class B	1,691	829	201	550	111
UBS PACE Intermediate Fixed Income Investments—Class C	9,887	2,347	832	5,041	1,667
UBS PACE Intermediate Fixed Income Investments—Class Y	1,085	268	—	817	—
UBS PACE Intermediate Fixed Income Investments—Class P	418,438	26,256	—	304,567	87,615
UBS PACE Strategic Fixed Income Investments—Class A	12,266	—	—	11,610	656
UBS PACE Strategic Fixed Income Investments—Class B	1,294	633	19	537	105
UBS PACE Strategic Fixed Income Investments—Class C	1,418	—	—	1,418	—
UBS PACE Strategic Fixed Income Investments—Class P	871,235	246,036	—	490,956	134,243
UBS PACE Municipal Fixed Income Investments—Class A	125,034	50,063	12,636	54,146	8,189
UBS PACE Municipal Fixed Income Investments—Class B	1,515	953	134	387	41
UBS PACE Municipal Fixed Income Investments—Class C	25,526	9,336	3,609	10,476	2,105
UBS PACE Municipal Fixed Income Investments—Class Y	668	166	99	356	47

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012
UBS PACE Municipal Fixed Income Investments—Class P	$455,318	$93,519	$86,390	$214,715	$60,694
UBS PACE Global Fixed Income Investments—Class A	51,370	31,782	—	19,588	—
UBS PACE Global Fixed Income Investments—Class B	971	416	—	433	122
UBS PACE Global Fixed Income Investments—Class C	1,514	992	—	522	—
UBS PACE Global Fixed Income Investments—Class P	1,473,940	438,105	337,692	485,900	212,243
UBS PACE High Yield Investments—Class A	10,744	2,976	3,786	2,554	1,428
UBS PACE High Yield Investments—Class C	2	—	—	—	2
UBS PACE High Yield Investments—Class Y	28,989	28,988	—	—	1
UBS PACE High Yield Investments—Class P	710,268	77,698	296,414	202,550	133,606
UBS PACE Large Co Value Equity Investments—Class B	803	—	—	41	762
UBS PACE Large Co Value Equity Investments—Class C	563	—	—	—	563
UBS PACE Large Co Growth Equity Investments—Class B	5,024	2,705	1,430	597	292
UBS PACE Large Co Growth Equity Investments—Class C	1,991	—	—	—	1,991
UBS PACE Small/Medium Co Value Equity Investments—Class B	447	—	—	133	314
UBS PACE Small/Medium Co Value Equity Investments—Class P	298,846	84,446	—	—	214,400
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2,561	895	848	585	233
UBS PACE Small/Medium Co Growth Equity Investments—Class C	655	—	—	—	655
UBS PACE Small/Medium Co Growth Equity Investments—Class P	649,977	188,202	111,841	77,670	272,264
UBS PACE International Equity Investments—Class B	139	—	—	—	139
UBS PACE Global Real Estate Securities Investments—Class A	44,348	—	19,517	15,153	9,678
UBS PACE Global Real Estate Securities Investments—Class C	4,204	—	2,563	1,201	440
UBS PACE Global Real Estate Securities Investments—Class Y	13,335	—	13,331	—	4
UBS PACE Global Real Estate Securities Investments—Class P	724,765	—	250,408	278,584	195,773
UBS PACE Alternative Strategies Investments—Class A	50,381	22,383	27,998	—	—
UBS PACE Alternative Strategies Investments—Class B	420	13	64	329	14
UBS PACE Alternative Strategies Investments—Class C	2,018	908	1,110	—	—
UBS PACE Alternative Strategies Investments—Class Y	61,689	61,689	—	—	—
UBS PACE Alternative Strategies Investments—Class P	252,661	100,299	152,362	—	—

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Global Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class A, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A and Class Y, UBS PACE International Equity Investments Class A, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining fee waivers/expense reimbursements subject to repayment.

At January 31, 2009, UBS Global AM owes or is (owed by) certain Portfolios for fee waivers/expense reimbursements as follows:

Portfolio
UBS PACE Money Market Investments	$154,611
UBS PACE Government Securities Fixed Income Investments	29,823
UBS PACE Intermediate Fixed Income Investments	19,616

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio
UBS PACE Strategic Fixed Income Investments	$30,538
UBS PACE Municipal Fixed Income Investments	12,895
UBS PACE Global Fixed Income Investments	45,042
UBS PACE High Yield Investments	27,028
UBS PACE Large Co Value Equity Investments	(1,503)
UBS PACE Large Co Growth Equity Investments	571
UBS PACE Small/Medium Co Value Equity Investments	52,787
UBS PACE Small/Medium Co Growth Equity Investments	58,696
UBS PACE International Equity Investments	28
UBS PACE International Emerging Markets Equity Investments	(24,178)
UBS PACE Global Real Estate Securities Investments	83,037
UBS PACE Alternative Strategies Investments	(4,836)

During the six months ended January 31, 2009, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated Broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Alternative Strategies Investments
UBS AG	—	—	—	$33,766	$1,057
UBS Securities Asia Ltd.	—	—	—	—	156
UBS Securities LLC	$2,720	$22,040	$410	3,475	6,137

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2009, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$34,457
UBS PACE Large Co Growth Equity Investments	25,044
UBS PACE Small/Medium Co Value Equity Investments	5,354
UBS PACE Small/Medium Co Growth Equity Investments	7,347
UBS PACE International Equity Investments	35,654
UBS PACE International Emerging Markets Equity Investments	22,113
UBS PACE Global Real Estate Securities Investments	1,872
UBS PACE Alternative Strategies Investments	108,500

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

During the six months ended January 31, 2009, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$112,332,392
UBS PACE Government Securities Fixed Income Investments	738,710,153
UBS PACE Intermediate Fixed Income Investments	5,093,024
UBS PACE Strategic Fixed Income Investments	29,798,258
UBS PACE Municipal Fixed Income Investments	2,153,590
UBS PACE Global Fixed Income Investments	11,777,496
UBS PACE High Yield Investments	2,502,513
UBS PACE Alternative Strategies Investments	99,971,059

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2009, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2009, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$19,651	$7,920
UBS PACE Government Securities Fixed Income Investments—Class B	357	589
UBS PACE Government Securities Fixed Income Investments—Class C	15,623	368

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Intermediate Fixed Income Investments—Class A	$9,337	$2,068
UBS PACE Intermediate Fixed Income Investments—Class B	166	17
UBS PACE Intermediate Fixed Income Investments—Class C	2,630	60
UBS PACE Strategic Fixed Income Investments—Class A	5,971	25,293
UBS PACE Strategic Fixed Income Investments—Class B	252	36
UBS PACE Strategic Fixed Income Investments—Class C	4,046	797
UBS PACE Municipal Fixed Income Investments—Class A	18,052	9,449
UBS PACE Municipal Fixed Income Investments—Class B	129	558
UBS PACE Municipal Fixed Income Investments—Class C	9,726	—
UBS PACE Global Fixed Income Investments—Class A	21,593	5,863
UBS PACE Global Fixed Income Investments—Class B	235	1,040
UBS PACE Global Fixed Income Investments—Class C	4,350	613
UBS PACE High Yield Investments—Class A	637	2,157
UBS PACE High Yield Investments—Class C	19	—
UBS PACE Large Co Value Equity Investments—Class A	28,950	5,580
UBS PACE Large Co Value Equity Investments—Class B	420	554
UBS PACE Large Co Value Equity Investments—Class C	13,104	58
UBS PACE Large Co Growth Equity Investments—Class A	10,487	2,395
UBS PACE Large Co Growth Equity Investments—Class B	151	478
UBS PACE Large Co Growth Equity Investments—Class C	3,261	183
UBS PACE Small/Medium Co Value Equity Investments—Class A	4,747	987
UBS PACE Small/Medium Co Value Equity Investments—Class B	123	38
UBS PACE Small/Medium Co Value Equity Investments—Class C	4,397	—
UBS PACE Small/Medium Co Growth Equity Investments—Class A	5,144	950
UBS PACE Small/Medium Co Growth Equity Investments—Class B	62	111
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2,449	—
UBS PACE International Equity Investments—Class A	13,065	3,290
UBS PACE International Equity Investments—Class B	65	148
UBS PACE International Equity Investments—Class C	3,249	—
UBS PACE International Emerging Markets Investments—Class A	2,727	6,769
UBS PACE International Emerging Markets Investments—Class B	104	83
UBS PACE International Emerging Markets Investments—Class C	2,073	83
UBS PACE Global Real Estate Securities Investments—Class A	588	395
UBS PACE Global Real Estate Securities Investments—Class C	104	10
UBS PACE Alternative Strategies Investments—Class A	17,655	6,579
UBS PACE Alternative Strategies Investments—Class B	54	—
UBS PACE Alternative Strategies Investments—Class C	5,750	3,461

Redemption fees

The Portfolios, except for UBS PACE Money Market Investments, charge a 1.00% redemption fee if you sell or exchange any class of shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2009, the following Portfolios received redemption fees as follows:

Portfolio	Redemption fees received
UBS PACE Government Securities Fixed Income Investments	$72,385
UBS PACE Intermediate Fixed Income Investments	58,204
UBS PACE Strategic Fixed Income Investments	48,590
UBS PACE Municipal Fixed Income Investments	34,643
UBS PACE Global Fixed Income Investments	27,216
UBS PACE High Yield Investments	17,862
UBS PACE Large Co Value Equity Investments	61,191
UBS PACE Large Co Growth Equity Investments	66,082
UBS PACE Small/Medium Co Value Equity Investments	25,277
UBS PACE Small/Medium Co Growth Equity Investments	23,929
UBS PACE International Equity Investments	56,475
UBS PACE International Emerging Markets Equity Investments	17,812
UBS PACE Global Real Estate Securities Investments	9,692
UBS PACE Alternative Strategies Investments	58,356

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), the Portfolios' transfer agent, and was compensated for these services by PNC, not the Portfolios.

For the six months ended January 31, 2009, UBS Financial Services Inc. received from PNC, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$696,503
UBS PACE Government Securities Fixed Income Investments	234,051
UBS PACE Intermediate Fixed Income Investments	110,809
UBS PACE Strategic Fixed Income Investments	311,607
UBS PACE Municipal Fixed Income Investments	58,335
UBS PACE Global Fixed Income Investments	336,579
UBS PACE High Yield Investments	101,091
UBS PACE Large Co Value Equity Investments	419,572
UBS PACE Large Co Growth Equity Investments	384,141
UBS PACE Small/Medium Co Value Equity Investments	362,570
UBS PACE Small/Medium Co Growth Equity Investments	363,074
UBS PACE International Equity Investments	374,282
UBS PACE International Emerging Markets Equity Investments	324,161
UBS PACE Global Real Estate Securities Investments	105,697
UBS PACE Alternative Strategies Investments	165,401

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2009, each Portfolio accrued transfer agency and related services fees to PNC on each class as follows:

Portfolio	Transfer agency and related services fees
UBS PACE Money Market Investments	$1,392,728
UBS PACE Government Securities Fixed Income Investments—Class A	47,994
UBS PACE Government Securities Fixed Income Investments—Class B	457
UBS PACE Government Securities Fixed Income Investments—Class C	20,337
UBS PACE Government Securities Fixed Income Investments—Class Y	19,013
UBS PACE Government Securities Fixed Income Investments—Class P	358,264
UBS PACE Intermediate Fixed Income Investments—Class A	29,466
UBS PACE Intermediate Fixed Income Investments—Class B	149
UBS PACE Intermediate Fixed Income Investments—Class C	2,509
UBS PACE Intermediate Fixed Income Investments—Class Y	315
UBS PACE Intermediate Fixed Income Investments—Class P	169,889
UBS PACE Strategic Fixed Income Investments—Class A	16,287
UBS PACE Strategic Fixed Income Investments—Class B	192
UBS PACE Strategic Fixed Income Investments—Class C	2,906
UBS PACE Strategic Fixed Income Investments—Class Y	107
UBS PACE Strategic Fixed Income Investments—Class P	542,184
UBS PACE Municipal Fixed Income Investments—Class A	18,454
UBS PACE Municipal Fixed Income Investments—Class B	64
UBS PACE Municipal Fixed Income Investments—Class C	3,752
UBS PACE Municipal Fixed Income Investments—Class Y	62
UBS PACE Municipal Fixed Income Investments—Class P	88,553
UBS PACE Global Fixed Income Investments—Class A	74,613
UBS PACE Global Fixed Income Investments—Class B	368
UBS PACE Global Fixed Income Investments—Class C	4,030
UBS PACE Global Fixed Income Investments—Class Y	497
UBS PACE Global Fixed Income Investments—Class P	537,614
UBS PACE High Yield Investments—Class A	2,005
UBS PACE High Yield Investments—Class C	2
UBS PACE High Yield Investments—Class Y	1
UBS PACE High Yield Investments—Class P	169,048
UBS PACE Large Co Value Equity Investments—Class A	114,959
UBS PACE Large Co Value Equity Investments—Class B	1,302
UBS PACE Large Co Value Equity Investments—Class C	18,390
UBS PACE Large Co Value Equity Investments—Class Y	1,052
UBS PACE Large Co Value Equity Investments—Class P	631,185
UBS PACE Large Co Growth Equity Investments—Class A	50,824
UBS PACE Large Co Growth Equity Investments—Class B	582
UBS PACE Large Co Growth Equity Investments—Class C	7,211
UBS PACE Large Co Growth Equity Investments—Class Y	311
UBS PACE Large Co Growth Equity Investments—Class P	628,603
UBS PACE Small/Medium Co Value Equity Investments—Class A	26,012
UBS PACE Small/Medium Co Value Equity Investments—Class B	591
UBS PACE Small/Medium Co Value Equity Investments—Class C	6,449

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Transfer agency and related services fees
UBS PACE Small/Medium Co Value Equity Investments—Class Y	$501
UBS PACE Small/Medium Co Value Equity Investments—Class P	613,624
UBS PACE Small/Medium Co Growth Equity Investments—Class A	30,270
UBS PACE Small/Medium Co Growth Equity Investments—Class B	321
UBS PACE Small/Medium Co Growth Equity Investments—Class C	4,378
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	200
UBS PACE Small/Medium Co Growth Equity Investments—Class P	612,229
UBS PACE International Equity Investments—Class A	60,624
UBS PACE International Equity Investments—Class B	335
UBS PACE International Equity Investments—Class C	6,186
UBS PACE International Equity Investments—Class Y	1,166
UBS PACE International Equity Investments—Class P	610,805
UBS PACE International Emerging Markets Equity Investments—Class A	20,590
UBS PACE International Emerging Markets Equity Investments—Class B	276
UBS PACE International Emerging Markets Equity Investments—Class C	3,934
UBS PACE International Emerging Markets Equity Investments—Class Y	1,138
UBS PACE International Emerging Markets Equity Investments—Class P	557,114
UBS PACE Global Real Estate Securities Investments—Class A	7,945
UBS PACE Global Real Estate Securities Investments—Class C	358
UBS PACE Global Real Estate Securities Investments—Class Y	1
UBS PACE Global Real Estate Securities Investments—Class P	169,715
UBS PACE Alternative Strategies Investments—Class A	69,749
UBS PACE Alternative Strategies Investments—Class B	34
UBS PACE Alternative Strategies Investments—Class C	3,045
UBS PACE Alternative Strategies Investments—Class Y	20,746
UBS PACE Alternative Strategies Investments—Class P	213,295

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. As of November 12, 2008, State Street Bank & Trust Company is the Portfolios' lending agent. Prior to November 12, 2008, UBS Securities LLC was the Portfolios' lending agent.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the period August 1, 2008 through November 12, 2008, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

Portfolio	Compensation
UBS PACE Intermediate Fixed Income Investments	$1,051
UBS PACE Strategic Fixed Income Investments	1,120
UBS PACE Global Fixed Income Investments	257
UBS PACE High Yield Investments	306
UBS PACE Large Co Value Equity Investments	24,812
UBS PACE Large Co Growth Equity Investments	7,346
UBS PACE Small/Medium Co Value Equity Investments	23,607
UBS PACE Small/Medium Co Growth Equity Investments	46,602
UBS PACE International Equity Investments	7,408
UBS PACE International Emerging Markets Equity Investments	4,555
UBS PACE Global Real Estate Securities Investments	297

At January 31, 2009, UBS PACE International Equity Investments had securities on loan having a market value of $77,392,264. The custodian for UBS PACE International Equity Investments held cash and cash equivalents as collateral for securities loaned of $82,475,192. In addition UBS PACE International Equity Investments held US Government obligations having an aggregate value of $69,894 as collateral for portfolio securities loaned as follows:

Face amount	Maturity dates	Interest rates	Value
$386 US Treasury Bonds	05/15/17	8.750%	$550
27 US Treasury Bonds	11/15/24	7.500	41
64 US Treasury Notes	03/15/10	4.000	67
21 US Treasury Notes	12/15/11	1.125	21
63,451 US Treasury Notes	10/31/13	2.750	66,783
2,048 US Treasury Notes	05/15/16	5.125	2,432
			$69,894

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments and UBS PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2009, the following Portfolios had borrowings:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
UBS PACE Government Securities Fixed Income Investments	$3,743,315	5	2.598%	$1,351
UBS PACE Global Fixed Income Investments	2,274,546	12	3.350	2,540
UBS PACE High Yield Investments	1,919,993	2	4.003	427
UBS PACE Small/Medium Co Value Equity Investments	1,340,058	6	1.536	343
UBS PACE Small/Medium Co Growth Equity Investments	1,316,255	36	1.545	2,033
UBS PACE International Equity Investments	2,968,017	116	1.586	15,167
UBS PACE International Emerging Markets Equity Investments	1,871,177	86	1.748	7,814
UBS PACE Alternative Strategies Investments	6,185,620	16	0.619	1,703

UBS PACE Large Co Growth Equity Investments participates with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest is charged to the Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2009, the Portfolio did not borrow under the JPMorgan Chase Bank Facility.

Purchases and sales of securities

For the six months ended January 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$29,486,645	$11,431,942
UBS PACE Intermediate Fixed Income Investments	22,515,466	51,361,562
UBS PACE Strategic Fixed Income Investments	181,529,101	697,141,592
UBS PACE Municipal Fixed Income Investments	25,964,231	62,567,684
UBS PACE Global Fixed Income Investments	92,741,086	221,610,155
UBS PACE High Yield Investments	27,155,835	22,280,961
UBS PACE Large Co Value Equity Investments	530,774,784	617,129,794
UBS PACE Large Co Growth Equity Investments	464,996,248	545,960,403
UBS PACE Small/Medium Co Value Equity Investments	101,419,696	138,868,855
UBS PACE Small/Medium Co Growth Equity Investments	271,787,849	284,000,862
UBS PACE International Equity Investments	241,347,040	318,955,390
UBS PACE International Emerging Markets Equity Investments	84,243,840	115,991,702
UBS PACE Global Real Estate Securities Investments	37,307,110	35,006,531
UBS PACE Alternative Strategies Investments	486,416,314	450,163,303

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$5,579,028,554	$5,414,293,941
UBS PACE Intermediate Fixed Income Investments	682,531,633	704,291,199
UBS PACE Strategic Fixed Income Investments	454,665,482	10,584,672
UBS PACE Municipal Fixed Income Investments	4,227,584	4,289,657
UBS PACE Global Fixed Income Investments	24,738,374	34,646,711
UBS PACE Large Co Value Equity Investments	—	1,103,547
UBS PACE Alternative Strategies Investments	862,976,761	801,454,741

Commission recapture program

The board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the "Statement of operations" within the net realized gains (losses) on investment activities.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2008 was as follows:

Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Money Market Investments	—	$16,388,771	—	—
UBS PACE Government Securities Fixed Income Investments	—	29,923,805	—	—
UBS PACE Intermediate Fixed Income Investments	—	20,056,218	—	—
UBS PACE Strategic Fixed Income Investments	—	37,749,667	—	—
UBS PACE Municipal Fixed Income Investments	$11,582,137	22,275	—	—
UBS PACE Global Fixed Income Investments	—	50,812,241	—	—
UBS PACE High Yield Investments	—	7,872,436	$341	$300,148
UBS PACE Large Co Value Equity Investments	—	87,332,323	120,014,302	—
UBS PACE Large Co Growth Equity Investments	—	2,537,528	36,931,851	—
UBS PACE Small/Medium Co Value Equity Investments	—	17,793,767	43,454,945	—
UBS PACE Small/Medium Co Growth Equity Investments	—	27,551,313	58,083,286	—

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE International Equity Investments	—	$64,931,494	$106,628,024	—
UBS PACE International Emerging Markets Equity Investments	—	26,061,029	47,185,401	—
UBS PACE Global Real Estate Securities Investments	—	2,154,323	70,222	—
UBS PACE Alternative Strategies Investments	—	13,249,755	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2009.

At July 31, 2008, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

Fiscal year ending	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments	UBS PACE Global Real Estate Securities Investments
2011	—	$2,181,242	—	—	—	—
2012	—	7,849,781	—	—	—	—
2013	—	—	—	—	—	—
2014	—	3,023,333	—	—	—	—
2015	$1,054,103	1,958,404	$1,001,609	$6,340,375	—	—
2016	—	—	1,051,765	2,354,563	$187,540	$20,265
Total	$1,054,103	$15,012,760	$2,053,374	$8,694,938	$187,540	$20,265

During the fiscal year ended July 31, 2008, the following Portfolios utilized capital loss carryforwards to offset realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Money Market Investments	$449
UBS PACE Government Securities Fixed Income Investments	4,537,242
UBS PACE Intermediate Fixed Income Investments	10,792,612
UBS PACE Strategic Fixed Income Investments	6,043,170

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on August 1, 2008:

Portfolio	Capital losses	Foreign currency losses
UBS PACE Intermediate Fixed Income Investments	—	$279,033
UBS PACE Municipal Fixed Income Investments	$3,256	—
UBS PACE Global Fixed Income Investments	1,280,858	—

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Capital losses	Foreign currency losses
UBS PACE High Yield Investments	$2,976,228	$336,302
UBS PACE Large Co Value Equity Investments	16,805,660	—
UBS PACE Small/Medium Co Value Equity Investments	20,824,268	—
UBS PACE Small/Medium Co Growth Equity Investments	31,586,378	—
UBS PACE International Equity Investments	8,535,822	—
UBS PACE Global Real Estate Securities Investments	6,317,505	—

As of and during the period ended January 31, 2009, the Portfolios did not have any liabilities for any unrecognized tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the six months ended January 31, 2009, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital Contributions from investment manager and sub-advisors

On July 8, 2008, UBS PACE Alternative Strategies Investments recorded a capital contribution from Analytic Investors, Inc., in the amount of $16,460 which was paid in connection with losses incurred due to the disposition of a restricted security.

On May 8, 2008, UBS PACE International Emerging Markets Equity Investments recorded a capital contribution from Mondrian Investment Partners Ltd., in the amount of $1,813 which was paid in connection with losses incurred due to the disposition of a restricted security.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the "Statement of changes in net assets", were as follows:

UBS PACE Government Securities Fixed Income Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	461,562	$5,963,450	1,999	$25,617	125,676	$1,615,221
Shares repurchased	(645,129)	(8,328,380)	(8,811)	(113,943)	(202,891)	(2,626,343)
Shares converted from Class B to Class A	23,034	296,524	(23,027)	(296,524)	—	—
Dividends reinvested	130,650	1,672,941	743	9,512	34,809	446,128
Net decrease	(29,883)	$(395,465)	(29,096)	$(375,338)	(42,406)	$(564,994)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,540,362	$19,830,226	5,668,739	$73,466,257
Shares repurchased	(836,163)	(10,761,238)	(12,830,349)	(165,071,900)
Dividends reinvested	66,714	853,948	1,042,040	13,350,163
Net increase (decrease)	770,913	$9,922,936	(6,119,570)	$(78,255,480)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	267,376	$3,493,088	13,964	$181,622	50,268	$652,745
Shares repurchased	(1,237,929)	(16,096,363)	(26,575)	(344,974)	(283,336)	(3,708,104)
Shares converted from Class B to Class A	57,116	743,322	(57,090)	(743,322)	—	—
Dividends reinvested	221,591	2,881,420	2,368	30,792	60,592	788,521
Net decrease	(691,846)	$(8,978,533)	(67,333)	$(875,882)	(172,476)	$(2,266,838)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,553,338	$20,205,410	12,538,956	$163,568,364
Shares repurchased	(695,280)	(9,076,847)	(9,119,327)	(118,922,397)
Dividends reinvested	63,455	825,403	1,814,366	23,606,710
Net increase	921,513	$11,953,966	5,233,995	$68,252,677

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Intermediate Fixed Income Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	279,869	$3,109,620	3,868	$40,866	72,797	$802,549
Shares repurchased	(411,085)	(4,550,238)	(145)	(1,663)	(42,145)	(468,901)
Shares converted from Class B to Class A	879	9,717	(878)	(9,717)	—	—
Dividends reinvested	63,961	703,916	144	1,585	5,061	55,763
Net increase (decrease)	(66,376)	$(726,985)	2,989	$31,071	35,713	$389,411
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	48,741	$545,115	5,954,408	$65,826,587
Shares repurchased	(15,806)	(173,756)	(11,084,633)	(121,986,752)
Dividends reinvested	3,237	35,577	732,974	8,071,965
Net increase (decrease)	36,172	$406,936	(4,397,251)	$(48,088,200)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	399,133	$4,688,328	2,703	$31,929	58,259	$687,004
Shares repurchased	(1,073,707)	(12,584,466)	(509)	(6,097)	(81,885)	(951,800)
Shares converted from Class B to Class A	16,630	195,566	(16,612)	(195,566)	—	—
Dividends reinvested	128,127	1,493,747	424	4,958	8,969	104,684
Net decrease	(529,817)	$(6,206,825)	(13,994)	$(164,776)	(14,657)	$(160,112)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,654	$960,221	9,926,037	$116,191,890
Shares repurchased	(78,315)	(915,183)	(9,770,537)	(114,193,657)
Dividends reinvested	5,008	58,434	1,501,065	17,509,782
Net increase	8,347	$103,472	1,656,565	$19,508,015

UBS PACE Strategic Fixed Income Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	576,786	$7,547,864	16,563	$209,111	141,802	$1,848,901
Shares repurchased	(438,377)	(5,703,460)	(597)	(7,744)	(67,656)	(903,765)
Shares converted from Class B to Class A	2,902	38,922	(2,902)	(38,922)	—	—
Dividends reinvested	189,987	2,364,871	1,371	16,975	39,564	491,842
Net increase	331,298	$4,248,197	14,435	$179,420	113,710	$1,436,978
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,706	$509,519	4,339,572	$57,049,034
Shares repurchased	(67,022)	(856,767)	(15,867,370)	(207,078,039)
Dividends reinvested	23,185	288,691	5,313,970	66,197,751
Net decrease	(5,131)	$(58,557)	(6,213,828)	$(83,831,254)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	736,365	$10,299,729	5,070	$71,091	47,039	$658,442
Shares repurchased	(484,834)	(6,702,458)	(8,260)	(113,441)	(71,066)	(981,567)
Shares converted from Class B to Class A	21,425	297,023	(21,429)	(297,023)	—	—
Dividends reinvested	66,098	915,062	586	8,073	13,444	186,085
Net increase (decrease)	339,054	$4,809,356	(24,033)	$(331,300)	(10,583)	$(137,040)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	149,834	$2,095,884	16,017,839	$222,029,525
Shares repurchased	(27,477)	(381,575)	(12,753,702)	(177,075,572)
Dividends reinvested	7,966	110,514	2,586,757	35,787,127
Net increase	130,323	$1,824,823	5,850,894	$80,741,080

UBS PACE Municipal Fixed Income Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	393,190	$4,681,074	—	—	125,833	$1,484,369
Shares repurchased	(745,748)	(8,915,574)	(4,854)	$(58,641)	(31,698)	(383,041)
Shares converted from Class B to Class A	—	—	—	—	—	—
Dividends reinvested	89,192	1,069,040	81	974	13,595	162,976
Net increase (decrease)	(263,366)	$(3,165,460)	(4,773)	$(57,667)	107,730	$1,264,304
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,017	$12,000	3,520,123	$42,041,309
Shares repurchased	(671)	(8,351)	(6,757,848)	(80,473,072)
Dividends reinvested	80	965	326,547	3,915,261
Net increase (decrease)	426	$4,614	(2,911,178)	$(34,516,502)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,161,100	$14,282,356	4,874	$60,248	21,111	$259,803
Shares repurchased	(1,565,195)	(19,238,457)	(1,114)	(13,773)	(112,220)	(1,384,101)
Shares converted from Class B to Class A	8,975	110,554	(8,976)	(110,554)	—	—
Dividends reinvested	172,667	2,121,314	174	2,141	25,857	317,758
Net decrease	(222,453)	$(2,724,233)	(5,042)	$(61,938)	(65,252)	$(806,540)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	—	7,525,054	$92,785,921
Shares repurchased	(211)	$(2,589)	(4,170,651)	(51,305,216)
Dividends reinvested	147	1,814	647,986	7,962,212
Net increase (decrease)	(64)	$(775)	4,002,389	$49,442,917

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Global Fixed Income Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	223,641	$2,487,759	1,779	$20,000	57,558	$646,495
Shares repurchased	(1,166,902)	(12,545,292)	(13,159)	(145,455)	(44,019)	(470,173)
Shares converted from Class B to Class A	7,696	88,593	(7,700)	(88,593)	—	—
Dividends reinvested	193,539	2,102,208	232	2,542	11,397	123,906
Net increase (decrease)	(742,026)	$(7,866,732)	(18,848)	$(211,506)	24,936	$300,228
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	34,269	$378,759	2,781,549	$30,299,304
Shares repurchased	(193,680)	(2,064,814)	(12,284,259)	(131,871,264)
Dividends reinvested	20,870	226,286	1,047,551	11,368,069
Net decrease	(138,541)	$(1,459,769)	(8,455,159)	$(90,203,891)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	896,730	$10,881,929	14,833	$175,823	73,431	$884,034
Shares repurchased	(1,330,821)	(15,823,221)	(18,642)	(218,532)	(62,309)	(742,896)
Shares converted from Class B to Class A	18,914	223,427	(18,879)	(223,427)	—	—
Dividends reinvested	607,558	6,962,895	1,856	21,267	35,606	407,024
Net increase (decrease)	192,381	$2,245,030	(20,832)	$(244,869)	46,728	$548,162
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	299,660	$3,612,554	12,333,305	$146,850,249
Shares repurchased	(115,861)	(1,375,239)	(9,468,802)	(113,298,928)
Dividends reinvested	57,027	654,523	3,488,465	40,024,004
Net increase	240,826	$2,891,838	6,352,968	$73,575,325

UBS PACE High Yield Investments

For the six months ended January 31, 2009:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	284,471	$2,147,629	23,952	$178,561
Shares repurchased	(93,568)	(727,317)	(7,343)	(55,000)
Dividends reinvested	15,166	111,638	31	234
Net increase	206,069	$1,531,950	16,640	$123,795
	Class Y1		Class P
	Shares	Amount	Shares	Amount
Shares sold	732	$5,000	2,803,146	$22,113,125
Shares repurchased	—	—	(3,898,336)	(30,328,123)
Dividends reinvested	6	44	903,510	6,656,652
Net increase (decrease)	738	$5,044	(191,680)	$(1,558,346)

1  For the period December 26, 2008 (recommencement of issuance) through January 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE High Yield Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	203,952	$1,926,149	8,505,508	$81,145,415
Shares repurchased	(48,122)	(451,590)	(2,610,410)	(24,744,704)
Dividends reinvested	8,363	78,924	844,374	8,002,249
Net increase	164,193	$1,553,483	6,739,472	$64,402,960

UBS PACE Large Co Value Equity Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	341,475	$4,373,753	6,890	$77,458	22,321	$263,519
Shares repurchased	(1,610,643)	(20,871,633)	(5,109)	(64,236)	(162,348)	(2,107,888)
Shares converted from Class B to Class A	4,424	60,555	(4,433)	(60,555)	—	—
Dividends reinvested	252,025	2,923,492	288	3,364	13,830	160,984
Net decrease	(1,012,719)	$(13,513,833)	(2,364)	$(43,969)	(126,197)	$(1,683,385)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	55,329	$669,456	9,263,074	$114,761,270
Shares repurchased	(187,945)	(2,394,847)	(14,836,097)	(194,388,487)
Dividends reinvested	54,081	627,879	1,694,551	19,605,951
Net decrease	(78,535)	$(1,097,512)	(3,878,472)	$(60,021,266)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	644,603	$12,370,102	163	$3,623	12,514	$252,274
Shares repurchased	(2,169,908)	(42,489,031)	(13,493)	(277,505)	(266,816)	(5,304,656)
Shares converted from Class B to Class A	31,163	631,532	(31,166)	(631,532)	—	—
Dividends reinvested	1,542,382	30,446,607	7,050	139,512	177,155	3,495,274
Net increase (decrease)	48,240	$959,210	(37,446)	$(765,902)	(77,147)	$(1,557,108)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	145,483	$2,758,563	17,006,422	$340,886,909
Shares repurchased	(394,378)	(7,782,137)	(13,942,311)	(270,127,528)
Dividends reinvested	260,610	5,157,464	8,223,599	162,251,624
Net increase	11,715	$133,890	11,287,710	$233,011,005

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Large Co Growth Equity Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	347,618	$4,372,957	2,095	$20,192	12,859	$141,554
Shares repurchased	(659,145)	(8,206,275)	(4,803)	(50,470)	(41,525)	(497,461)
Shares converted from Class B to Class A	4,379	59,596	(4,497)	(59,596)	—	—
Dividends reinvested	24,059	276,436	97	1,047	2,162	23,264
Net decrease	(283,089)	$(3,497,286)	(7,108)	$(88,827)	(26,504)	$(332,643)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	56,924	$717,289	8,700,823	$108,275,353
Shares repurchased	(138,281)	(1,766,313)	(15,390,484)	(200,548,113)
Dividends reinvested	11,397	133,685	484,047	5,648,826
Net decrease	(69,960)	$(915,339)	(6,205,614)	$(86,623,934)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	873,239	$15,611,199	2,676	$44,465	16,235	$278,745
Shares repurchased	(749,290)	(13,458,199)	(6,932)	(119,269)	(69,936)	(1,208,829)
Shares converted from Class B to Class A	9,461	176,752	(9,959)	(176,752)	—	—
Dividends reinvested	105,408	1,982,738	625	11,064	10,461	185,883
Net increase (decrease)	238,818	$4,312,490	(13,590)	$(240,492)	(43,240)	$(744,201)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	193,699	$3,586,259	18,867,946	$348,766,855
Shares repurchased	(275,574)	(5,086,115)	(14,860,424)	(269,656,491)
Dividends reinvested	39,066	748,901	1,875,974	35,793,580
Net increase (decrease)	(42,809)	$(750,955)	5,883,496	$114,903,944

UBS PACE Small/Medium Co Value Equity Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	99,904	$1,161,650	675	$9,455	9,016	$100,109
Shares repurchased	(438,265)	(4,798,801)	(1,126)	(14,126)	(74,674)	(766,685)
Shares converted from Class B to Class A	8,557	99,346	(9,136)	(99,346)	—	—
Dividends reinvested	18,011	178,128	6	55	185	1,701
Net decrease	(311,793)	$(3,359,677)	(9,581)	$(103,962)	(65,473)	$(664,875)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	49,606	$613,509	3,769,694	$40,042,137
Shares repurchased	(82,602)	(883,091)	(6,374,178)	(74,369,985)
Dividends reinvested	4,214	42,610	290,388	2,918,333
Net decrease	(28,782)	$(226,972)	(2,314,096)	$(31,409,515)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Small/Medium Co Value Equity Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	333,867	$5,152,566	367	$6,716	7,589	$120,928
Shares repurchased	(531,278)	(8,363,222)	(14,388)	(216,313)	(117,631)	(1,739,022)
Shares converted from Class B to Class A	21,226	342,689	(22,826)	(342,689)	—	—
Dividends reinvested	301,804	4,750,403	6,508	94,621	86,848	1,267,979
Net increase (decrease)	125,619	$1,882,436	(30,339)	$(457,665)	(23,194)	$(350,115)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	65,797	$1,057,319	7,540,297	$125,634,020
Shares repurchased	(99,939)	(1,753,388)	(6,056,150)	(97,645,191)
Dividends reinvested	34,568	556,895	3,344,771	53,516,191
Net increase (decrease)	426	$(139,174)	4,828,918	$81,505,020

UBS PACE Small/Medium Co Growth Equity Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	117,392	$1,158,942	2,493	$18,593	16,552	$165,580
Shares repurchased	(415,841)	(3,954,798)	(1,462)	(11,467)	(58,311)	(528,161)
Shares converted from Class B to Class A	1,840	17,568	(1,981)	(17,568)	—	—
Net decrease	(296,609)	$(2,778,288)	(950)	$(10,442)	(41,759)	$(362,581)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,958	$378,035	4,376,302	$40,587,108
Shares repurchased	(89,135)	(855,230)	(7,214,410)	(72,221,561)
Net decrease	(52,177)	$(477,195)	(2,838,108)	$(31,634,453)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	380,059	$5,447,262	327	$5,331	7,534	$117,654
Shares repurchased	(528,194)	(7,918,571)	(3,335)	(50,451)	(76,220)	(1,072,709)
Shares converted from Class B to Class A	7,920	117,327	(8,518)	(117,327)	—	—
Dividends reinvested	452,998	6,767,795	2,665	36,746	70,362	976,626
Net increase (decrease)	312,783	$4,413,813	(8,861)	$(125,701)	1,676	$21,571
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	157,897	$2,543,445	7,795,327	$121,682,275
Shares repurchased	(141,977)	(2,124,837)	(7,013,876)	(105,492,613)
Dividends reinvested	64,940	998,131	4,936,544	75,331,657
Net increase	80,860	$1,416,739	5,717,995	$91,521,319

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Equity Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	251,790	$2,983,759	—	—	3,051	$36,944
Shares repurchased	(772,126)	(8,713,831)	(2,348)	$(30,999)	(57,752)	(642,728)
Shares converted from Class B to Class A	1,611	20,623	(1,646)	(20,623)	—	—
Dividends reinvested	275,755	2,845,791	132	1,371	13,339	135,660
Net decrease	(242,970)	$(2,863,658)	(3,862)	$(50,251)	(41,362)	$(470,124)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	63,671	$723,084	8,973,474	$98,312,632
Shares repurchased	(370,166)	(4,325,601)	(14,597,243)	(168,968,978)
Dividends reinvested	157,137	1,616,941	3,107,946	31,949,681
Net decrease	(149,358)	$(1,985,576)	(2,515,823)	$(38,706,665)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	638,256	$11,810,528	632	$12,600	20,781	$433,118
Shares repurchased	(981,066)	(17,987,580)	(4,434)	(78,737)	(57,882)	(1,091,880)
Shares converted from Class B to Class A	10,311	189,592	(10,514)	(189,592)	—	—
Dividends reinvested	752,680	14,082,644	2,592	47,641	51,557	946,583
Net increase (decrease)	420,181	$8,095,184	(11,724)	$(208,088)	14,456	$287,821
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	277,148	$5,076,460	15,737,511	$300,850,054
Shares repurchased	(633,552)	(11,668,351)	(13,814,250)	(256,221,407)
Dividends reinvested	414,916	7,754,775	7,763,144	144,860,266
Net increase	58,512	$1,162,884	9,686,405	$189,488,913

UBS PACE International Emerging Markets Equity Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	147,043	$1,446,397	—	—	4,252	$32,540
Shares repurchased	(415,233)	(4,671,175)	(3,349)	$(33,266)	(107,653)	(1,365,561)
Shares converted from Class B to Class A	135	1,529	(136)	(1,529)	—	—
Dividends reinvested	562,820	4,254,921	4,671	33,260	114,037	810,805
Net increase (decrease)	294,765	$1,031,672	1,186	$(1,535)	10,636	$(522,216)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	97,388	$907,457	2,418,888	$25,407,424
Shares repurchased	(387,231)	(4,873,694)	(4,648,769)	(52,762,332)
Dividends reinvested	591,234	4,540,676	6,768,940	51,850,076
Net increase	301,391	$574,439	4,539,059	$24,495,168

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Emerging Markets Equity Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	337,939	$7,546,874	379	$8,116	30,565	$684,349
Shares repurchased	(358,590)	(7,779,279)	(6,042)	(126,181)	(64,606)	(1,315,297)
Shares converted from Class B to Class A	4,412	92,844	(4,537)	(92,844)	—	—
Dividends reinvested	232,817	4,991,598	3,770	77,276	57,773	1,182,038
Net increase (decrease)	216,578	$4,852,037	(6,430)	$(133,633)	23,732	$551,090
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	530,628	$12,357,584	3,365,541	$76,688,847
Shares repurchased	(424,627)	(9,297,322)	(4,706,298)	(105,092,624)
Dividends reinvested	254,370	5,535,105	2,784,776	60,373,941
Net increase	360,371	$8,595,367	1,444,019	$31,970,164

UBS PACE Global Real Estate Securities Investments

For the six months ended January 31, 2009:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	139,749	$738,390	5,362	$21,990
Shares repurchased	(335,380)	(2,006,588)	(4,249)	(21,044)
Dividends reinvested	8,852	39,832	92	416
Net increase (decrease)	(186,779)	$(1,228,366)	1,205	$1,362
	Class Y1		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,069	$9,000	2,898,687	$14,384,453
Shares repurchased	—	—	(2,501,090)	(13,033,413)
Dividends reinvested	—	—	176,684	793,310
Net increase	2,069	$9,000	574,281	$2,144,350

For the year ended July 31, 2008:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	928,836	$8,419,221	8,915	$90,056	5,836,434	$52,683,971
Shares repurchased	(533,330)	(4,560,320)	(18,320)	(164,946)	(1,701,916)	(14,802,302)
Dividends reinvested	24,271	211,398	999	8,703	228,096	1,991,283
Net increase (decrease)	419,777	$4,070,299	(8,406)	$(66,187)	4,362,614	$39,872,952

1  For the period December 26, 2008 (recommencement of issuance) through January 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments

For the six months ended January 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,459,546	$13,556,615	5,987	$47,625	213,739	$1,781,933
Shares repurchased	(6,161,143)	(54,064,371)	—	—	(156,598)	(1,382,493)
Dividends reinvested	123,559	1,014,422	81	660	7,203	58,485
Net increase (decrease)	(4,578,038)	$(39,493,334)	6,068	$48,285	64,344	$457,925
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	301,204	$2,803,971	5,626,559	$52,373,815
Shares repurchased	(2,410,697)	(21,647,910)	(12,987,611)	(114,947,384)
Dividends reinvested	60,793	499,722	687,645	5,659,320
Net decrease	(2,048,700)	$(18,344,217)	(6,673,407)	$(56,914,249)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,999,043	$130,223,796	1,203	$13,117	734,939	$7,919,032
Shares repurchased	(3,499,573)	(37,898,870)	(654)	(7,060)	(321,449)	(3,417,630)
Dividends reinvested	176,113	1,916,110	44	474	9,381	101,320
Net increase	8,675,583	$94,241,036	593	$6,531	422,871	$4,602,722
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,687,399	$59,733,844	25,986,192	$284,354,452
Shares repurchased	(210,638)	(2,205,286)	(8,207,779)	(89,122,799)
Dividends reinvested	—	—	1,017,460	11,100,483
Net increase	5,476,761	$57,528,558	18,795,873	$206,332,136

US Treasury Temporary Guarantee Program for US Money Market Funds

UBS PACE Money Market Investments participates in the US Treasury Department Temporary Guarantee Program for US Money Market Funds. The program covers shareholders of mutual funds as of the close of business on September 19, 2008. The program originally was set to expire on December 18, 2008, but has been extended until April 30, 2009. The Portfolio bears the cost of participating in this program, as this is not an expense borne by the Portfolio's advisor. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program.

Subsequent Event

Effective March 18, 2009, the Board approved modification of the UBS PACE Government Securities Fixed Income Investments' (the "Portfolio") non-fundamental investment restriction pertaining to short sales in order to permit the Portfolio's sub-advisor, Pacific Investment Management Company LLC, to sell short securities issued by the US Treasury and certain "to be announced" or "TBA" securities, which usually are mortgage-backed securities traded on a forward commitment basis with an approximate principal amount and no defined maturity date. The Board also approved modification of the Portfolio's non-fundamental investment restriction pertaining to "short sales against the box" with respect to securities issued by the US Treasury and TBA securities coupon trades.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements
(unaudited)

January 2009 Board Meeting:

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on January 23, 2009, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Palisade Capital Management, LLC ("Palisade") with respect to UBS PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). In considering the approval of the new sub-advisory agreement, the board of trustees was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials it had reviewed at its last annual contract renewal meeting for the portfolios in July 2008, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and sub-advisory agreements. The board received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Palisade as a sub-adviser for the Portfolio.

In its consideration of the approval of the proposed sub-advisory agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Palisade to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered UBS Global AM's reason for recommending Palisade to replace AG Asset Management LLC ("AG Asset Management") as a sub-adviser for the Portfolio, namely that the Small/Smid Growth Equity and Mid Growth Equity Investment teams of AG Asset Management currently responsible for the portion of the Portfolio sub-advised by AG Asset Management would be acquired by Palisade and that, in order to avoid disruption to the Portfolio at this time, management was recommending approval of Palisade as a sub-adviser to the Portfolio. The board also received materials from Palisade detailing Palisade's investment philosophy and met with members of the portfolio management team and representatives of Palisade, who discussed with the board their investment process and the backgrounds and qualifications of the portfolio management team members. The board also received information from management on the transition process and the continuity of the investment team. Management believed that the investment team would be able to continue to perform at its current level after the acquisition and that there was no significant risk associated with the transfer. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed sub-advisory agreement.

Sub-Advisory Fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Palisade. The board noted that the proposed sub-advisory fee that UBS Global AM had negotiated with Palisade would be the same as that paid to AG Asset Mangement. The board also considered that the compensation to be paid to Palisade would be paid by UBS Global AM, not the Portfolio. Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonably foreseeable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the sub-advisory agreement.

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements
(unaudited)

Portfolio Performance—The board received and considered information provided by management with respect to AG Asset Management's performance in managing its portion of the Portfolio for periods ended December 31, 2008. The board noted AG Asset Management's underperformance in comparison to the Portfolio's benchmark index for the stated periods. Management believed that the portfolio management styles of the three sub-advisers complemented each other and was the most appropriate mix for the Portfolio at this time. Management noted it would review Palisade closely. Taking management's explanation into consideration, the board determined that the performance of the AG Asset Management investment team that was expected to migrate to Palisade was satisfactory.

Advisor Profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of Scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee were not relevant.

Other Benefits to Sub-Adviser—The board was informed by management that Palisade's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Palisade did not receive tangible ancillary benefits as a result of its relationship with the Portfolio with the exception of possible benefits from soft dollars (which would also potentially benefit such Portfolio). The board recognized that Palisade could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as sub-adviser to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-adviser with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the proposed sub-advisory agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the sub-advisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the sub-advisory agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or Palisade were present.

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements
(unaudited)

October 2008 Board Meeting:

Background—At a meeting of UBS PACE Select Advisors Trust's (the "Trust") board on October 29, 2008, the members of the board, including the trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Metropolitan West Capital Management, LLC ("MetWest Capital") with respect to UBS PACE Small/Medium Co Value Equity Investments (the "Portfolio"). In considering the approval of the new sub-advisory agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials it had reviewed at its July 2008 annual contract renewal meeting, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of investment advisory and sub-advisory agreements. The board also took note that MetWest Capital had served as an investment advisor to the Portfolio since October 2005 and that no changes in portfolio management or investment philosophy and process were being proposed as a result of the acquisition of Wachovia Corporation, MetWest Capital's indirect parent company, by Wells Fargo & Company.

In its consideration of the approval of the proposed sub-advisory agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the Sub-Advisory Agreement—The board took note that at its recent annual contract renewal meeting for the Trust in July 2008, in connection with its review of the Trust's investment advisory and sub-advisory agreements and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the portfolios of the Trust, including oversight of the provision of services by the sub-advisers to the Portfolios. The board's evaluation of the services to be provided by MetWest Capital to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board took note that no changes in the services provided by MetWest Capital to the Portfolio under the then current sub-advisory agreement were being proposed. The board also received a presentation by representatives of MetWest Capital on the transaction. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed sub-advisory agreement.

Sub-Advisory Fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by MetWest Capital. The board noted that no change in the sub-advisory fee paid to MetWest Capital by UBS Global AM was being proposed. The board also considered that the compensation to be paid to MetWest Capital would be paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of MetWest Capital would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the sub-advisory agreement.

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements
(unaudited)

Portfolio Performance—The board received a presentation from management on the current performance of the portion of the Portfolio sub-advised by MetWest Capital and determined that it was satisfied with that performance.

Advisor Profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of Scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fees were not relevant. The board also noted that the sub-advisory fee was not proposed to be changed.

Other Benefits to Sub-Adviser—The board was informed by management that MetWest Capital's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that MetWest Capital did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which also would potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the proposed sub-advisory agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the sub-advisory agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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UBS PACE Money Market
Investments

Semiannual Report
January 31, 2009

UBS PACE Money Market Investments

March 16, 2009

Dear Shareholder,

For the six months ended January 31, 2009, the Portfolio returned 0.75% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum UBS PACE program fee, the Portfolio declined 0.01% for the six-month period). Please remember that the UBS PACE Multi Program fee is assessed outside the portfolio at the PACE Multi program account level; the program fee does not impact the determination of the Portfolio's net asset value per share. In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 0.56%, and the median return for the Lipper Money Market Funds category was 0.69%. (Returns over various time periods are shown in the "Performance at a glance" table on page 8. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

When the six-month reporting period began, there continued to be hope that if the US fell into a recession, it would be modest and brief. By the end of the period, the question was no longer if a recession would occur; it was how long and how deep the recession was going to be, as the bursting of the housing bubble, a severe credit crunch, falling consumer consumption and surging unemployment caused the US economy to weaken. Third quarter 2008 GDP posted a decline of 0.50%, and current preliminary estimates for fourth quarter GDP show a larger-than-expected contraction of 6.30%.

UBS PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

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UBS PACE Money Market Investments

In December 2008, the National Bureau of Economic Research (NBER) proclaimed that the US was in a recession, which began back in December 2007. The NBER defines a recession as being "a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators."

However, during the reporting period, the Federal Reserve Board (the "Fed") was aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep and prolonged recession. The Fed pumped billions of dollars into the financial system following Lehman Brothers' September 2008 bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Relief Program—the implementation of which continues to evolve.

In addition, the Fed reduced the fed funds rate on three occasions during the reporting period. When the reporting period began, the fed funds rate was 2.00%. However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed moved into action. It first lowered rates on October 8, joining several other central banks from around the world in a coordinated interest rate cut.

This was followed by another rate reduction at the Fed's regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%. During its meeting on December 16, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low. In conjunction with its December meeting, the Fed stated that it will: "... employ all available tools" to promote the resumption of sustainable economic growth.

Portfolio Performance

During the reporting period, the Portfolio remained highly diversified by both issuer and security type.

We held securities of various maturities; however, while we invested in some securities with maturities slightly greater than one

2

UBS PACE Money Market Investments

year, a significant portion of the Portfolio's new investments were in money market securities maturing within one to three months. This helped to preserve stability and liquidity in the Portfolio.

At the security level, we maintained a greater than usual level of portfolio diversification over the reporting period by investing in smaller positions, While the Portfolio is able to hold up to 5.00% in any one security (subject to certain exceptions), we generally purchased no more than 1.00% to 2.00% in any one nongovernment issuer.

At the sector level, our research and selection process, which focuses on securities' underlying credit, led us to focus on high-quality securities. We significantly increased the Portfolio's exposure to asset-backed commercial paper (ABCP) during the period, lessening its exposure to repurchase agreements in the process. This move followed measures taken by the Fed to improve the liquidity of ABCP in response to the turmoil in the credit markets.

The Portfolio also held US government and agency obligations during the period. To a lesser degree, we focused on certificates of deposit, short-term corporate obligations, bank notes and other positions in order to maintain increased liquidity and a more defensive credit posture.

Our research helped us avoid having any direct exposure to collateralized debt obligations (CDOs) or the subprime mortgage market, two areas that performed poorly over the period.

Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the "Program"). The Portfolio applied and was accepted to participate in the Program. It provides that the US Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies and is accepted into the Program. Shareholders in money market funds enrolled in the Program will be covered for the amounts they held as of the close of business on September 19, 2008 at least until April 30, 2009. Further important information about the Program appears at the end of this letter.

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UBS PACE Money Market Investments

The Portfolio has maintained its net asset value ("NAV") of $1.00 per share1 throughout the recent unprecedented turmoil and continued to meet its stated goal of current income consistent with preservation of capital and liquidity. We are pleased to have the Portfolio participate in the Program to provide an added level of protection for covered shareholders. We want to reassure shareholders of the following:

• The Portfolio holds very high-quality assets. While we consider rating agencies' credit ratings, we rely first and foremost on our own proprietary research, conducted by a dedicated team of credit analysts. This approach benefited the Portfolio in the volatile environment that prevailed during the reporting period.

• UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

The Program will be in effect until April 30, 2009. Following that, the Secretary of the Treasury will review whether to extend the Program, and the costs to provide the additional coverage. While the Treasury Secretary has the option to extend the Program up to the close of business on September 18, 2009, if he chooses not to extend the Program, it will end in April 2009.

When the Program was introduced, it had an initial termination date of December 18, 2008. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was recently extended through April 30, 2009. The Portfolio paid an additional 0.015% fee, calculated on the same basis, for the period from December 18, 2008 through April 30, 2009 to continue to

1  An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency, except to the extent otherwise provided by the Program. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

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UBS PACE Money Market Investments

participate in the Program. This cost will be absorbed by the Portfolio as a portfolio expense. We do expect that the Portfolio's yields will decline as a result of the program participation fees, but believe that the extent of any yield decreases will be dependent on a number of factors outside of the Portfolio's control, including fluctuations in the asset base of the Portfolio.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head—Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS PACE Money Market Investments Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended January 31, 2009. The views and opinions in this letter were current as of March 16, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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UBS PACE Money Market Investments

Temporary Guarantee Program for Money Market Funds

The Portfolio participates in the Temporary Guarantee Program for Money Market Funds (the "Program") created by the US Department of the Treasury (the "Treasury"). The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value ("NAV") price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund's market-based NAV falls below $0.995, commonly referred to as "breaking the buck" (a "Guarantee Event") and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, the Portfolio paid fees as noted earlier in this report.

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund.

The Program is designed to address temporary dislocations in credit markets. The Program will exist up to the close of business on April 30, 2009 but the Secretary of the Treasury can determine

6

UBS PACE Money Market Investments

to extend the Program until September 18, 2009. If the Program is further extended, a fund can renew its participation and, upon payment of any additional participation fee, maintain coverage during any extension of the Program. The amount of any such additional fee, if the Program is extended, would be announced by the Treasury at a later date. If the Secretary chooses not to renew the Program, the Program will terminate in April 2009. Neither this shareholder report, nor any participating fund, is in any manner approved, endorsed, sponsored or authorized by the Treasury.

A few highlights of the Program to keep in mind:

• The US Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

• Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

• If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

• The Program expires on April 30, 2009, unless extended by the United States Treasury.

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UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/09

	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	0.75%	1.92%	2.98%	3.14%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	-0.01%	0.40%	1.45%	1.61%
90-Day US T-Bill Index[2]	0.56%	1.52%	3.08%	3.26%
Lipper Money Market Funds median	0.69%	1.85%	2.81%	2.98%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2008, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 0.67%; 5-year period, 1.45%; 10-year period, 1.64%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2009 was 0.57% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was 0.32% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was -0.93% after fee waivers and/or expense reimbursements; the yield was -1.18% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, except to the extent otherwise provided by the Temporary Guarantee Program for Money Market Funds. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

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UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2008 to January 31, 2009.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

		Beginning account value August 1, 2008	Ending account value January 31, 2009	Expenses paid during period[1] 08/01/08 to 01/31/09	Expense ratio during the period
Class P	Actual	$1,000.00	$1,007.50	$3.19	0.63%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.03	3.21	0.63%

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/09
Net assets (mm)	$704.6
Number of holdings	114
Weighted average maturity	43 days
Portfolio composition[1]	01/31/09
Commercial paper	38.6%
US government and agency obligations	30.2
Certificates of deposit	14.2
Repurchase agreements	9.0
Short-term corporate obligations	5.5
Bank notes	2.6
Other assets less liabilities	(0.1)
Total	100.0%
Top 10 holdings[1]	01/31/09
Repurchase agreement with Deutsche Bank Securities, 0.270% due 02/02/09	6.1%
Federal Home Loan Mortgage Corp., 0.050% due 02/02/09	4.0
Repurchase agreement with Barclays Bank PLC, 0.260% due 02/02/09	2.8
Federal Home Loan Bank, 2.500% due 04/14/09	2.8
Dexia Delaware LLC, 0.340% due 02/02/09	2.1
Siemens Capital Co. LLC, 0.150% due 02/13/09	2.1
Regency Markets No. 1 LLC, 0.350% due 02/12/09	2.1
Nestle Capital Corp., 0.270% due 02/03/09	2.0
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.450% due 02/09/09	1.4
Federal Home Loan Mortgage Corp., 0.670% due 02/02/09	1.4
Total	26.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2009. The Portfolio is actively managed and its composition will vary over time.

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UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
US government and agency obligations—30.17%
Federal Home Loan Bank
0.050%, due 02/03/09[1]	$2,500,000	$2,499,993
0.546%, due 02/13/09[2]	5,000,000	5,000,000
2.560%, due 02/13/09	2,750,000	2,750,544
2.116%, due 02/18/09[2]	8,000,000	8,000,000
3.580%, due 03/30/09	5,000,000	5,011,218
2.310%, due 04/07/09	5,000,000	5,000,000
2.100%, due 04/09/09[1]	8,000,000	7,968,733
2.860%, due 04/13/09[1]	5,000,000	4,971,797
1.020%, due 04/14/09[1]	10,000,000	9,979,600
2.500%, due 04/14/09[1]	20,000,000	19,900,000
2.390%, due 04/30/09	5,000,000	5,000,000
2.400%, due 05/13/09	2,500,000	2,499,872
5.375%, due 05/15/09	1,000,000	1,013,379
2.820%, due 07/10/09	4,000,000	4,000,000
0.450%, due 07/13/09[1]	5,000,000	4,989,875
Federal Home Loan Mortgage Corp.*
0.050%, due 02/02/09[1]	28,000,000	27,999,961
0.670%, due 02/02/09[2]	10,000,000	10,000,000
2.810%, due 02/02/09[1]	5,000,000	4,999,610
2.600%, due 02/18/09[1]	7,000,000	6,991,406
0.339%, due 03/02/09[2]	10,000,000	9,997,630
2.450%, due 04/09/09	2,500,000	2,500,000
1.350%, due 04/14/09[1]	3,000,000	2,991,900
4.125%, due 11/30/09	7,000,000	7,105,700
Federal National Mortgage Association*
0.460%, due 02/02/09[2]	7,000,000	7,000,000
2.690%, due 02/11/09[1]	9,500,000	9,492,901
0.200%, due 02/18/09[1]	3,000,000	2,999,717
2.550%, due 03/16/09[1]	10,000,000	9,969,542
0.200%, due 03/31/09[1]	1,000,000	999,678
1.244%, due 04/13/09[2]	5,000,000	5,000,000
1.800%, due 06/29/09[1]	4,000,000	3,970,400

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UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
US government and agency obligations—(concluded)
US Cash Management Bills
1.280%, due 04/29/09[1]	$5,000,000	$4,984,533
US Treasury Bills
1.080%, due 05/07/09[1]	7,000,000	6,980,050
Total US government and agency obligations (cost—$212,568,039)		212,568,039
Bank notes—2.62%
Banking-US—2.62%
Bank of America N.A.
2.906%, due 02/06/09[2]	5,000,000	5,000,000
HSBC Bank USA, Inc.
3.875%, due 09/15/09	2,470,000	2,478,197
Wachovia Bank N.A.
1.635%, due 04/06/09[2]	5,000,000	5,000,000
Wells Fargo Bank N.A.
0.459%, due 02/19/09[2]	4,000,000	4,000,000
Westpac Banking Corp.
1.460%, due 04/14/09[2]	2,000,000	2,000,000
Total bank notes (cost—$18,478,197)		18,478,197
Certificates of deposit—14.16%
Banking-non-US—12.88%
Abbey National Treasury Services PLC
0.701%, due 02/27/09[2]	5,000,000	5,000,000
Bank of Nova Scotia
2.400%, due 05/07/09	7,250,000	7,250,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.450%, due 02/09/09	10,000,000	10,000,000
Barclays Bank PLC
3.020%, due 02/23/09	1,500,000	1,500,000
BNP Paribas
0.640%, due 04/14/09	2,000,000	2,000,000

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UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Calyon N.A., Inc./New York
3.160%, due 03/02/09	$3,500,000	$3,500,000
2.150%, due 03/11/09	3,000,000	3,000,000
3.170%, due 06/02/09	4,500,000	4,500,000
Credit Suisse First Boston
2.750%, due 05/18/09	7,000,000	7,000,000
Deutsche Bank AG
1.735%, due 03/23/09[2]	5,000,000	5,000,000
Lloyds TSB Bank PLC
2.100%, due 03/05/09	2,000,000	2,000,000
National Bank of Canada
1.500%, due 02/09/09	10,000,000	10,000,000
Natixis
1.100%, due 04/15/09	7,000,000	7,000,000
Norinchukin Bank Ltd.
0.950%, due 03/12/09	10,000,000	10,000,000
Rabobank Nederland
2.990%, due 02/17/09	3,000,000	3,000,000
Royal Bank of Scotland/New York
2.000%, due 02/09/09	10,000,000	10,000,000
		90,750,000
Banking-US—1.28%
Citibank N.A.
2.100%, due 03/10/09	4,000,000	4,000,000
State Street Bank & Trust Co.
2.960%, due 03/11/09	5,000,000	5,000,000
		9,000,000
Total certificates of deposit (cost—$99,750,000)		99,750,000
Commercial paper[1]—38.56%
Asset backed-miscellaneous—13.60%
Amsterdam Funding Corp.
1.580%, due 02/13/09	4,000,000	3,997,893

14

UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
Commercial paper[1]— (continued)
Asset backed-miscellaneous— (concluded)
Atlantic Asset Securitization LLC
0.270%, due 02/05/09	$3,000,000	$2,999,910
Barton Capital LLC
0.200%, due 02/09/09	5,000,000	4,999,778
Bryant Park Funding LLC
0.300%, due 02/04/09	5,000,000	4,999,875
Chariot Funding LLC
0.250%, due 02/11/09	5,000,000	4,999,653
0.250%, due 02/17/09	5,000,000	4,999,445
Enterprise Funding Corp.
1.500%, due 02/02/09	2,000,000	1,999,917
Kitty Hawk Funding Corp.
0.450%, due 03/02/09	7,369,000	7,366,329
Old Line Funding Corp.
2.750%, due 04/20/09	2,000,000	1,988,083
Ranger Funding Co. LLC
2.000%, due 02/05/09	3,000,000	2,999,333
1.450%, due 02/18/09	3,000,000	2,997,946
Regency Markets No. 1 LLC
0.350%, due 02/12/09	15,000,000	14,998,396
Sheffield Receivables Corp.
0.300%, due 02/17/09	5,000,000	4,999,333
0.350%, due 04/09/09	10,000,000	9,993,486
Variable Funding Capital Corp.
0.300%, due 02/06/09	5,000,000	4,999,792
0.255%, due 02/12/09	2,500,000	2,499,805
Windmill Funding Corp.
1.580%, due 02/13/09	4,000,000	3,997,893
1.650%, due 02/13/09	5,000,000	4,997,250
Yorktown Capital LLC
1.450%, due 02/05/09	5,000,000	4,999,194
		95,833,311

15

UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
Commercial paper[1]— (continued)
Banking-non-US—3.12%
Bank of Nova Scotia
0.600%, due 02/17/09	$7,000,000	$6,998,133
Dnb NOR ASA
2.300%, due 03/04/09	5,000,000	4,990,097
1.270%, due 04/06/09	5,000,000	4,988,711
Lloyds TSB Bank PLC
2.090%, due 03/03/09	5,000,000	4,991,292
		21,968,233
Banking-US—14.89%
ABN-AMRO N.A. Finance, Inc.
1.420%, due 03/30/09	5,000,000	4,988,758
Bank of America Corp.
0.200%, due 02/12/09	5,000,000	4,999,694
BNP Paribas Finance
0.250%, due 02/02/09	10,000,000	9,999,931
Calyon N.A., Inc.
1.000%, due 04/29/09	5,000,000	4,987,917
Danske Corp.
0.250%, due 02/11/09	5,000,000	4,999,653
1.200%, due 03/24/09	5,000,000	4,991,500
1.648%, due 04/09/09[2]	5,000,000	5,000,000
Dexia Delaware LLC
0.340%, due 02/02/09	15,000,000	14,999,858
ING (US) Funding LLC
0.810%, due 03/31/09	5,000,000	4,993,475
0.990%, due 07/13/09	5,000,000	4,977,725
National Australia Funding (DE), Inc.
0.440%, due 04/06/09	7,000,000	6,994,524
0.740%, due 04/06/09	3,000,000	2,996,053
San Paolo IMI US Financial Co.
0.810%, due 02/02/09	8,000,000	7,999,820

16

UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Scotiabanc, Inc.
0.750%, due 02/10/09	$7,000,000	$6,998,688
Societe Generale N.A., Inc.
2.120%, due 03/03/09	5,000,000	4,991,167
0.880%, due 04/06/09	10,000,000	9,984,356
		104,903,119
Consumer products-non durables—1.42%
Procter & Gamble International Funding SCA
2.230%, due 02/25/09	5,000,000	4,992,567
0.150%, due 03/06/09	5,000,000	4,999,312
		9,991,879
Diversified manufacturing—2.13%
Siemens Capital Co. LLC
0.150%, due 02/13/09	15,000,000	14,999,250
Energy-integrated—0.14%
Chevron Funding Corp.
0.200%, due 03/02/09	1,000,000	999,839
Food/beverage—2.55%
Coca-Cola Co.
1.350%, due 03/02/09	4,000,000	3,995,650
Nestle Capital Corp.
0.270%, due 02/03/09	14,000,000	13,999,790
		17,995,440
Machinery-AG & construction—0.71%
Caterpillar Financial Services Corp.
0.300%, due 02/26/09	5,000,000	4,998,958
Total commercial paper (cost—$271,690,029)		271,690,029
Short-term corporate obligations—5.51%
Banking-non-US — 2.48%
BNP Paribas
2.385%, due 02/13/09[2]	3,000,000	3,000,000

17

UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
Short-term corporate obligations— (concluded)
Banking-non-US— (concluded)
Lloyds TSB Group PLC
2.806%, due 02/09/09[2,3]	$5,000,000	$5,000,000
National Australia Bank Ltd.
2.403%, due 03/06/09[2,3]	3,500,000	3,500,000
Nordea Bank AB
1.509%, due 04/24/09[2,3]	2,000,000	2,000,000
Rabobank Nederland
2.578%, due 02/09/09[2,3]	4,000,000	4,000,000
		17,500,000
Banking-US—1.28%
HSBC Bank USA, Inc.
1.560%, due 04/14/09[2]	4,000,000	4,000,000
JPMorgan Chase & Co.
2.337%, due 03/02/09[2]	5,000,000	4,997,971
		8,997,971
Finance-captive automotive—1.17%
Toyota Motor Credit Corp.
0.520%, due 02/02/09[2]	3,250,000	3,250,000
0.720%, due 02/02/09[2]	5,000,000	5,000,000
		8,250,000
Finance-noncaptive diversified—0.58%
General Electric Capital Corp.
1.961%, due 03/16/09[2]	4,100,000	4,100,001
Total short-term corporate obligations (cost—$38,847,972)		38,847,972
Repurchase agreements—9.03%
Repurchase agreement dated 01/30/09 with Barclays Bank PLC, 0.260% due 02/02/09, collateralized by $24,573,873 US Treasury Bond Principal Strips, zero coupon due 08/15/15; (value—$20,400,001); proceeds: $20,000,433	20,000,000	20,000,000

18

UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/30/09 with Deutsche Bank Securities, 0.270% due 02/02/09, collateralized by $41,368,900 US Treasury Notes, 2.750% due 02/28/13; (value—$43,860,009); proceeds: $43,000,968	$43,000,000	$43,000,000
Repurchase agreement dated 01/30/09 with State Street Bank & Trust Co., 0.010% due 02/02/09, collateralized by $651,206 US Treasury Bills, zero coupon due 05/15/09 to 07/16/09; (value—$650,313); proceeds: $637,001	637,000	637,000
Total repurchase agreements (cost—$63,637,000)		63,637,000
Total investments (cost—$704,971,237)—100.05%		704,971,237
Liabilities in excess of other assets — (0.05)%		(321,949)
Net assets (applicable to 704,638,963 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$704,649,288

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2009, and reset periodically.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.06% of net assets as of January 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

19

UBS PACE Money Market Investments

Statement of net assets—January 31, 2009
(unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	76.3%
United Kingdom	4.0
Japan	4.0
Canada	3.4
France	3.3
Switzerland	3.0
Germany	2.8
Norway	1.4
Netherlands	1.0
Australia	0.5
Sweden	0.3
Total	100.0%

Weighted average maturity — 43 days

See accompanying notes to financial statements
20

UBS PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2009 (unaudited)
Investment income:
Interest	$6,782,089
Expenses:
Transfer agency and related service fees	1,392,728
Investment management and administration fees	1,171,866
Reports and notices to shareholders	173,482
US Treasury Temporary Guarantee Program Participation fees	84,871
Custody and accounting fees	46,875
Professional fees	44,101
Federal and state registration fees	22,385
Insurance expense	9,268
Trustees' fees	8,677
Other expenses	5,099
2,959,352
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(865,610)
Net expenses	2,093,742
Net investment income	4,688,347
Net realized gain from investment activities	43,603
Net increase in net assets resulting from operations	$4,731,950

Statement of changes in net assets

	For the six months ended January 31, 2009 (unaudited)	For the year ended July 31, 2008
From operations:
Net investment income	$4,688,347	$16,388,771
Net realized gains from investment activities	43,603	42,669
Net increase in net assets resulting from operations	4,731,950	16,431,440
Dividends to shareholders from:
Net investment income	(4,688,347)	(16,388,771)
Net realized gains from investment activities	(75,184)	—
	(4,763,531)	(16,388,771)
From beneficial interest transactions:
Net increase in net assets from beneficial interest transactions	181,438,173	114,637,685
Net increase in net assets	181,406,592	114,680,354
Net assets:
Beginning of period	523,242,696	408,562,342
End of period	$704,649,288	$523,242,696
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
21

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	For the six months ended January 31,	For the years ended July 31,
	2009 (unaudited)	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.007	0.033	0.048	0.038	0.018	0.005
Dividends from net investment income	(0.007)	(0.033)	(0.048)	(0.038)	(0.018)	(0.005)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—	—
Total dividends and distributions	(0.007)	(0.033)	(0.048)	(0.038)	(0.018)	(0.005)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.75%	3.40%	4.86%	3.89%	1.80%	0.51%
Ratios/supplemental data:
Net assets, end of period (000's)	$704,649	$523,243	$408,562	$342,573	$227,528	$166,067
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.63%[3]	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%[3]	0.93%	0.92%	0.99%	0.97%	0.96%
Net investment income to average net assets	1.40%[3]	3.27%	4.75%	3.89%	1.85%	0.51%

1  Amount of distribution paid represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements
22

23

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

24

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

On August 1, 2008, the Portfolio adopted the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the value of investments.

25

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

The following is a summary of the inputs used as of January 31, 2009 in valuing the Portfolio's investments:

	Measurements at January 31, 2009
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments, at value	$—	$704,971,237	$—	$704,971,237

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

26

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions— Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2009, the Portfolio owed UBS Global AM $219,147 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual operating expenses (excluding dividend expense, borrowing costs and interest

27

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

expense, if any) through November 30, 2009 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. For the six months ended January 31, 2009, UBS Global AM waived fees/reimbursed expenses of $865,610. At January 31, 2009, UBS Global AM owed the Portfolio $154,611 for fee waivers and/or expense reimbursements.

At January 31, 2009, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2009	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012
$4,606,873	$1,115,063	$1,199,238	$1,426,962	$865,610

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the six months ended January 31, 2009, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $112,332,392. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount

28

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc., provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), the Portfolio's transfer agent, and is compensated for these services by PNC, not the Portfolio.

For the six months ended January 31, 2009, UBS Financial Services, Inc. received from PNC, not the Portfolio, $696,503 of the total transfer agency and related services fees paid by the Portfolio to PNC.

Other liabilities and components of net assets

At January 31, 2009, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$2,908,940
Dividends payable to shareholders	198,484
Other accrued expenses*	923,722

*Excludes investment management and administration fees.

At January 31, 2009, the components of net assets were as follows:

Accumulated paid in capital	$704,638,799
Accumulated net realized gain from investment activities	10,489
Net assets	$704,649,288

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In

29

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2009 and the fiscal year ended July 31, 2008 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2009.

As of and during the period ended January 31, 2009, the Portfolio did not have any liabilities for any unrecognized tax positions. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2009, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2009	For the year ended July 31, 2008
Shares sold	663,368,731	687,863,695
Shares repurchased	(486,780,869)	(589,650,962)
Dividends reinvested	4,850,311	16,424,952
Net increase in shares outstanding	181,438,173	114,637,685

30

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

US Treasury Temporary Guarantee Program for US Money Market Funds

The Portfolio participates in the US Treasury Department Temporary Guarantee Program for US Money Market Funds. The program covers shareholders of mutual funds as of the close of business on September 19, 2008. The program originally was set to expire on December 18, 2008, but has been extended until April 30, 2009. The Portfolio bears the cost of participating in this program, as this is not an expense borne by the Portfolio's advisor. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program.

31

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

32

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai Sotorp  Thomas Disbrow
President  Vice President and Treasurer

Mark F. Kemper  Robert Sabatino
Vice President and Secretary  Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)          The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)                (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 13, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 13, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 13, 2009